AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1998
                                                             REGISTRATION NO. 33
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             --------------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                              THORNBURG MORTGAGE
                              FUNDING CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                               85-0455611
  (STATE OR JURISDICTION OF                                   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                             119 EAST MARCY STREET
                          SANTA FE, NEW MEXICO 87501
                                (505) 989-1900
         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                         INCORPORATING SERVICES, LTD.
                             15 EAST NORTH STREET
                          DOVER, DELAWARE 09903-0899
                                (800) 346-4646
     (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE OF PROCESS)

      THE COMMISSION IS REQUESTED TO SEND COPIES OF ALL COMMUNICATION TO:

                           MICHAEL B. JEFFERS, ESQ.
                      JEFFERS, WILSON, SHAFF & FALK, LLP
                      18881 VON KARMAN AVENUE, SUITE 1400
                           IRVINE, CALIFORNIA 92612
                                (949) 660-7700

               APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC:
          FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT AS DETERMINED BY MARKET CONDITIONS.

                             --------------------
          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.     [_]

          If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check
the following box.    [X]

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the
earlier effective registration statement for the same offering.    [_]

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                                      CALCULATION OF REGISTRATION FEE
=================================================================================================================================
                                                                        PROPOSED MAXIMUM       PROPOSED MAXIMUM       AMOUNT OF
                                                      AMOUNT TO BE     OFFERING PRICE PER     AGGREGATE OFFERING     REGISTRATION
TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED    REGISTERED(1)         UNIT(2)                PRICE(2)              FEE
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Backed Securities (Issuable in Series)        $50,000,000           100%                $50,000,000           $14,750
---------------------------------------------------------------------------------------------------------------------------------
     Total                                             $50,000,000           100%                $50,000,000           $14,750
=================================================================================================================================

(1) In no event will the aggregate maximum offering price of all securities issued pursuant to this Registration Statement exceed $50,000,000. Any securities registered hereunder may be sold separately or in a combined offering.
(2)  Estimated for the purpose of calculating the registration fee.

                             SUBJECT TO COMPLETION, DATED SEPTEMBER 30, 1998 PROSPECTUS SUPPLEMENT
     (TO PROSPECTUS DATED SEPTEMBER 30, 1998)

                                     $[__]

                              (Aggregate Amount)

                           [TMFC] TRUST 199__ - ___
                                    Issuer

                    THORNBURG MORTGAGE FUNDING CORPORATION
                                   Depositor

                [Mortgage Backed] Securities, Series 199__ - __

                                _______________

     The [Mortgaged Backed] Securities, Series 199__ - __ will consist of the following ____ classes: ___________ (collectively, the "Offered
Securities").

                      Class [ - ] Securities        Class [ - ] Securities        Class [  - ] Securities
                      ----------------------        ----------------------        -----------------------
Price                  $ [       ]                   $ [       ]                    $ [       ]
Underwriting           $ [       ]                   $ [       ]                    $ [       ]
Proceeds to Issuer     $ [       ]                   $ [       ]                    $ [       ]


The Securities represent [obligations of the Issuer secured by the Issuer's assets/beneficial ownership of the Issuer's assets] and are not insured or guaranteed, except as set forth in this Prospectus Supplement, by any governmental agency, the Depositor, or any affiliate of the Depositor.

                                _______________

PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION SET FORTH UNDER "RISK FACTORS" ON PAGE S-__ HEREIN AND BEGINNING ON PAGE __ IN THE ACCOMPANYING PROSPECTUS.

                                _______________

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                _______________

THIS PROSPECTUS SUPPLEMENT MAY BE USED TO OFFER AND SELL THE SECURITIES ONLY IF ACCOMPANIED BY THE PROSPECTUS.

                                _______________

The Securities are offered subject to prior sale and subject to the Underwriter's right to reject orders in whole or in part. It is expected that delivery of the Securities will be made in book-entry form only though the facilities of The Depository Trust Company, CEDEL Bank, societe anonyme and/or the Euroclear System on or about ___________ , 1998 (the "Closing Date"). The Securities will be offered in Europe and the United States of America.

                                _______________

                                 [Underwriter]

     IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     We provide information to you about the Securities in two separate documents that progressively provide more detail: (a) the accompanying Prospectus, which provides general information, some of which may not apply to your Securities and (b) this Prospectus Supplement, which describes the specific terms of your Securities.

     IF THE TERMS OF YOUR SECURITIES VARY BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

     We include cross-references in this Prospectus Supplement and the accompanying Prospectus to captions in these materials where you can find further related discussions. The following Table of Contents, and the Table of Contents included in the accompanying Prospectus, provide the pages on which these captions are located.

     You can find a listing of the pages where capitalized terms used in this Prospectus Supplement and the accompanying Prospectus are defined under the caption "Index of Certain Definitions" beginning on page S-___ in this document and under the caption "Index of Certain Definitions" beginning on page _____ in the accompanying Prospectus.

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----

--------------------------------------------------------------------------------

                                    SUMMARY

          Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire Prospectus Supplement, the accompanying Prospectus and the attached Exhibits carefully before you decide to purchase the Securities. Certain capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto elsewhere in this Prospectus Supplement. See "Index of Certain Definitions" on page S-___ of this Prospectus Supplement for the location of the definitions of certain capitalized terms.


Depositor............................     Thornburg Mortgage Funding
                                          Corporation, a Delaware corporation
                                          (the "Depositor" or the "Company").
                                          The Company's principal executive
                                          offices are located at _____________.
                                          The Company's telephone number is
                                          ________________. The Company is a
                                          wholly-owned limited purpose finance
                                          subsidiary of Thornburg Mortgage Asset
                                          Corporation ("TMA" or the "Seller").

Issuer...............................     ___________ Trust, 199__-___ (the
                                          "Issuer" or the "Trust"). The
                                          Depositor formed the Issuer for the
                                          sole purpose of creating and issuing
                                          the Offered Securities and engaging in
                                          related transactions.

Title of Offered Securities..........     The Trust is offering through this
                                          Prospectus Supplement and will issue
                                          the following classes of Securities:
                                          ________________[(i) Class A-1
                                          Securities, (ii) Class M-1 and Class
                                          M-2 Securities, and (iii) Class B
                                          Securities] (collectively, the
                                          "Offered Securities").

Non-Offered Securities...............     The Trust will also issue the
                                          following classes of Securities, which
                                          the Trust is not offering through this
                                          Prospectus Supplement and the
                                          accompanying Prospectus: [(Class X
                                          Securities, and (ii) Class R
                                          Securities] (collectively, the "Non-
                                          Offered Securities"). The Non-Offered
                                          Securities represent an interest in
                                          the Trust Fund Assets that is
                                          subordinate to the Offered Securities.

Cut-Off Date.........................     The last date upon which Mortgage
                                          Loans will be included in the related
                                          mortgage pool (_______________, 1998).

Closing Date.........................     The date that the Trust anticipates
                                          selling the Offered Securities
                                          (_________, 1998).

Master Servicer......................     [       ] (the "Master Servicer").

Description of Offered Securities         The Offered Securities will represent
                                          a beneficial ownership interest in the
                                          Trust Fund Assets of the Issuer or the
                                          Trust Fund Assets will be collateral
                                          security for the Offered Securities.
                                          In either instance, the Trust Fund
                                          Assets will support the Offered
                                          Securities. The Offered Securities may
                                          include one or more classes of senior
                                          securities (collectively, the "Senior
                                          Securities") and one or more classes
                                          of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          subordinate securities (collectively,
                                          the "Subordinated Securities").

                                          The Class __ Securities' unpaid
                                          principal balance will accrue interest
                                          at an annual rate equal to __%.

                                          The Class __ Securities' unpaid
                                          principal balance will accrue interest
                                          at an annual rate equal to __%.

                                          The Class __ Securities' unpaid
                                          principal balance will accrue interest
                                          at an annual rate equal to __%.

                                          The Trust will use the following
                                          methods to determine the distribution
                                          amounts for each Distribution Date
                                          (defined below):

                                          Class __:

                                          Class __:

                                          Class __:

Distributions on Offered Securities       Beginning in ____________, 19__, each
                                          month the applicable Trustee will
                                          distribute principal and interest
                                          payments to you on your Security
                                          (each, a "Distribution Date"). The
                                          applicable Trustee will distribute
                                          funds on each Distribution Date from
                                          the funds available in the
                                          Distribution Account (defined below).
                                          We will allocate interest and
                                          principal distributions to each
                                          Security class as follows:

                                          Class __:

                                          Class __:

                                          Class __:


Redemption of Bonds; Early
Termination..........................

         A.  Special Redemption......     If certain events occur, the Trust may
                                          be required to redeem, in whole or in
                                          part, the Offered Securities or a
                                          Security Class. For example, if the
                                          Trust receives substantial principal
                                          payments on the Mortgage Collateral,
                                          then the applicable Trustee may
                                          determine that the Trust should redeem
                                          all or a portion of a Security Class.
                                          For a more detailed discussion see
                                          "Description of Securities--Redemption
                                          of Securities--Special Redemption" in
                                          this Prospectus Supplement.

         B.  Optional Redemption.....     If certain events occur, the Trust, at
                                          its option, may redeem the Offered
                                          Securities or an entire Security
                                          Class. For example, if the Depositor
                                          exercises its option to purchase the
                                          Trust Fund Assets, the Trust may
                                          redeem the Offered Securities
                                          supported by the Trust Fund Assets.
                                          For a more

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          detailed discussion see "Description
                                          of Securities--Redemption of
                                          Securities--Optional Redemption" in
                                          this Prospectus Supplement.

         C.  Early Termination.......     The Trust may terminate the Offered
                                          Securities earlier than anticipated if
                                          certain events occur. For example, if
                                          the Bond comprising the Trust Fund
                                          Assets is redeemed in full prior to
                                          its scheduled maturity, the Trust will
                                          distribute final payments to the
                                          Securityholders and terminate the
                                          Offered Securities. For a more
                                          detailed discussion see "Description
                                          of Securities--Early Termination" in
                                          this Prospectus Supplement.

Trust Fund Assets....................     The Trust Fund Assets will be
                                          collateral security for the Offered
                                          Securities or the Offered Securities
                                          will represent a beneficial ownership
                                          interest in the Trust Fund Assets. In
                                          either instance, the Trust Fund Assets
                                          will support the Offered Securities.
                                          The Issuer may change the composition
                                          of the Trust Fund Assets if the
                                          substitute Mortgage Collateral meets
                                          certain criteria. See "Trust Fund
                                          Assets--Substitution of Mortgage
                                          Collateral" in the Prospectus. One or
                                          more of the following assets will
                                          comprise the Trust Fund Assets:

         A.  Mortgage Loans..........     The Depositor will pledge and assign
                                          to the Issuer a pool of Mortgage Loans
                                          secured by first or junior lien
                                          mortgages or deeds of trust on one- to
                                          four-family residential properties.
                                          See "Trust Fund Assets--Mortgage
                                          Collateral" for a description of the
                                          Mortgage Loans.

         B. Agency Securities........     Mortgaged-backed, mortgage
                                          participation and/or mortgage pass-
                                          through certificates ("Agency
                                          Certificates") issued by the
                                          Government National Mortgage
                                          Association ("GNMA"), the Federal
                                          National Mortgage Association ("FNMA")
                                          and/or the Federal Home Loan Mortgage
                                          Corporation ("FHLMC") (individually,
                                          an "Agency") may be included in the
                                          Trust Fund Assets.

         C. Non-Agency Securities....     Pass-through certificates representing
                                          beneficial interests in mortgage loans
                                          and/or collateralized obligations
                                          secured by mortgage loans of an issuer
                                          that is not an Agency (Non-Agency
                                          Securities) may be included in the
                                          Trust Fund Assets.

Bond and Distribution Accounts.......     The Master Servicer, and/or the
                                          applicable Servicers, will collect all
                                          principal and interest payments,
                                          including prepayments, on the Mortgage
                                          Collateral. The Master Servicer will
                                          deposit the funds collected, less any
                                          amount required to be paid to the
                                          applicable Trustee, into an account
                                          (the "Bond Account"). Prior to the __
                                          day of each month, the Master Servicer
                                          will transfer an amount from the Bond
                                          Account to an account established with
                                          the applicable Trustee (the
                                          "Distribution Account"). The amount
                                          the Master Servicer transfers to the
                                          Distribution Account shall, to the
                                          extent funds are available, be equal
                                          to the amount the applicable Trustee
                                          will distribute to the Securityholders
                                          on the __ day of each month (the
                                          "Payment Date").

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pre-Funding Accounts.................     The Issuer's assets will include the
                                          funds on deposit in an account (a
                                          "Pre-Funding Account") to purchase
                                          additional Mortgage Collateral. See
                                          "Trust Fund Assets--Pre-Funding
                                          Account."

Credit Enhancement...................     The Mortgage Collateral may include
                                          credit enhancements. The type,
                                          characteristics and amount of credit
                                          enhancement will be: (1) determined
                                          based on Mortgage Loan characteristics
                                          and (2) established pursuant to each
                                          Rating Agency's requirements. See
                                          "Credit Enhancement." Credit
                                          enhancement may include one or more of
                                          the following rights or assets:

         A.  Subordination...........     The Issuer may issue one or more
                                          Senior Security Classes and one or
                                          more Subordinated Security Classes.
                                          Subordinated Securityholders' rights
                                          to receive principal and/or interest
                                          payments will be subordinated to the
                                          Senior Securityholders' rights to
                                          receive such payments to the extent
                                          described herein. Subordination will
                                          decrease the risk that Senior
                                          Securityholders will not receive the
                                          full amount of their principal and/or
                                          interest payments. The Offered
                                          Securities will be Senior Securities.

         B.  Reserve Funds...........     The Issuer may establish one or more
                                          accounts with the applicable Trustee
                                          and deposit into such accounts, cash,
                                          certificates of deposit, letters of
                                          credit, surety bonds, guaranteed
                                          investment contracts, reinvestment
                                          income or any combination of the
                                          foregoing (the "Reserve Funds"). The
                                          applicable Trustee may use Reserve
                                          Funds to pay principal and/or interest
                                          if funds are not otherwise available.

         C.  Mortgage Pool
              Insurance Policy.......     The Issuer may obtain and maintain a
                                          mortgage pool insurance policy or
                                          policies (the "Mortgage Pool Insurance
                                          Policy"). A Mortgage Pool Insurance
                                          Policy, although limited in scope,
                                          will insure the Issuer against certain
                                          losses due to payment defaults on the
                                          Mortgage Loans.

         D.  Special Hazard
              Insurance Policy.......     The Issuer may obtain and maintain a
                                          special hazard insurance policy or
                                          policies (the "Special Hazard
                                          Insurance Policy") covering the
                                          Mortgage Property. A Special Hazard
                                          Insurance Policy will insure the
                                          Issuer against losses caused by
                                          certain hazards not otherwise covered
                                          by standard hazard insurance policies.

         E.  Bankruptcy Bond.........     The Issuer may obtain and maintain a
                                          bankruptcy bond or bonds (the
                                          "Bankruptcy Bond") to cover certain
                                          losses resulting from bankruptcy court
                                          action in connection with a Mortgage
                                          Loan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         F. Bond Insurance Policies,
             Surety Bonds and


             Guarantees..............     The Issuer may obtain and maintain
                                          insurance policies or surety bonds
                                          (each, a "Bond Insurance Policy") to
                                          guarantee timely principal and
                                          interest payments and cover other
                                          defaults and loss risks on the
                                          Mortgage Loans.

         G. Letter of Credit.........     The Issuer may use letters of credit
                                          to protect against various types of
                                          loss, including losses due to
                                          delinquent payments, bankruptcy and
                                          denial of insurance. Letters of credit
                                          are ordinarily issued by commercial
                                          banks.

         H. Over-Collateralization...     The Issuer may over-collateralize the
                                          Securities. Over-collateralization
                                          occurs when the Mortgage Collateral's
                                          aggregate principal balance exceeds
                                          the Securities' aggregate principal
                                          balance.

         I. Minimum Principal
            Payment Agreement........     The Issuer may enter into an agreement
                                          with an institution pursuant to which
                                          the institution will provide funds to
                                          enable the Issuer to make scheduled
                                          principal payments on the Offered
                                          Securities.

         J. Derivative Arrangements..     The Issuer may use derivative
                                          arrangements to support payments on
                                          the Securities. A derivative
                                          arrangement is a contract or
                                          agreement, the price of which is
                                          directly dependent upon the value of
                                          one or more underlying assets.
                                          Derivatives involve rights or
                                          obligations based on the underlying
                                          asset, but do not necessarily result
                                          in a transfer of the underlying asset.

Advances.............................     The Master Servicer or a Servicer may
                                          be obligated as part of its servicing
                                          responsibilities to advance funds it
                                          deems recoverable to cover delinquent
                                          scheduled payments on the Mortgage
                                          Collateral. Neither the Company nor
                                          any of its affiliates will be
                                          responsible for making such Advances.

Tax Status of the Securities.........     The Offered Securities, other than
                                          Offered Securities which are Pass-
                                          Through Securities, are treated as
                                          debt for Federal income tax purposes.
                                          See "Federal Income Tax
                                          Considerations" in the accompanying
                                          Prospectus.

Use of Proceeds......................     The Issuer will apply the net proceeds
                                          from the Security sales to the
                                          purchase or acquisition of the related
                                          Mortgage Collateral or to general
                                          corporate purposes. The Company will
                                          acquire by purchase the Trust Fund
                                          Assets from TMA (or an affiliate).

Ratings..............................     The Securities will be rated in one of
                                          the four highest rating categories by
                                          at least one nationally recognized
                                          statistical rating organization, or in
                                          one of the two highest if the
                                          Securities are Certificates. Ratings
                                          will address the likelihood that you
                                          will be paid principal and interest
                                          when due. For more detailed
                                          information regarding the ratings
                                          assigned to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          the Securities, see "Summary of
                                          Terms--Ratings" and "Ratings"in the
                                          accompanying Prospectus.

Legal Investment.....................     Security Classes that qualify as
                                          "mortgage-related securities" will be
                                          legal investments for certain types of
                                          institutional investors to the extent
                                          provided in the Secondary Mortgage
                                          Market Enhancement Act of 1984
                                          ("SMMEA"), subject to any other
                                          regulations that may govern such
                                          institutional investors' investments.

ERISA Matters........................     The Employee Retirement Income
                                          Security Act of 1974, as amended
                                          ("ERISA"), and Section 4975 of the
                                          Code impose restrictions on employee
                                          benefit plans subject to ERISA or
                                          plans or arrangements subject to
                                          Section 4975 of the Code ("Plans") and
                                          on persons who are parties in interest
                                          or disqualified persons ("parties in
                                          interest") with respect to such Plans.

Absence of Active Public
Trading Market.......................     The Securities will not be listed on
                                          an exchange or quoted in an automated
                                          quotation system of a registered
                                          securities association. As a result,
                                          we do not expect that there will be an
                                          active public trading market for the
                                          Securities. This will limit your
                                          investment's liquidity. If you sell
                                          your Security, it may be at a
                                          discount.

Risk Factors.........................     For a discussion of the risks
                                          associated with investing in the
                                          Securities, see "Risk Factors"
                                          starting on page S-____ herein and in
                                          the accompanying Prospectus.

--------------------------------------------------------------------------------

                                 RISK FACTORS

         Investing in the Securities is very risky. You should be able to bear a complete loss of your investment. You should carefully consider the following factors, among others.

PREPAYMENTS ON THE MORTGAGE COLLATERAL    The timing and amounts of principal
WILL AFFECT YOUR SECURITY                 payments, including prepayments, on
                                          the Mortgage Collateral will affect
                                          your Security's weighted average life
                                          and yield to maturity. "Weighted
                                          average life" means the average length
                                          of time, weighted by principal, that
                                          will elapse from the date we issue
                                          your Security to the date we repay to
                                          you each dollar of principal. "Yield
                                          to maturity" means your effective rate
                                          of return expressed as an interest
                                          rate if you hold your Security to
                                          maturity.

                                          Numerous factors affect the timing of
                                          principal payments. In general, if
                                          prevailing interest rates fall
                                          significantly below the mortgage rates
                                          borne by the Mortgage Collateral, then
                                          we are likely to experience an
                                          increase in prepayments on the
                                          Mortgage Collateral. Conversely, a
                                          rise in prevailing interest rates is
                                          likely to decrease prepayments on the
                                          Mortgage Collateral. Prepayments on
                                          the Mortgage Collateral will shorten
                                          the weighted average life of your
                                          Security and reduce your yield to
                                          maturity. You may be unable to
                                          reinvest payments received on your
                                          Security in securities of comparable
                                          quality or with similar yields.

RISKS ASSOCIATED WITH PAYMENT             The actual yield that you realize
CHARACTERISTICS                           from your Security Class may vary from
                                          the anticipated yield for your class
                                          depending on the following factors:

                                             .    whether your Security was
                                                  purchased at a discount or
                                                  premium;

                                             .    whether payments you will
                                                  receive on your Security are
                                                  sensitive to the rate of
                                                  principal payments, including
                                                  prepayments, on the related
                                                  Mortgage Collateral; and

                                             .    whether the rate of principal
                                                  payments on the related
                                                  Mortgage Collateral is
                                                  sensitive to changes in the
                                                  prevailing interest rates.
LIMITED ABILITY TO RESELL
SECURITY Prior to this Offering there has been no market for your Security. A secondary market for your Security may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell your Security. Changes in the prevailing interest rate may affect your Security's market value. If prevailing interest rates rise, your Security's market value may reflect a discount from the purchase price you paid.

                                          The liquidity of your Security may be
                                          reduced if your Security was issued in
                                          book entry form because an investor
                                          may unwilling to purchase your
                                          Security if he cannot obtain a
                                          physical certificate. See "--Effects
                                          of Book-Entry Registration" herein.

                                          We do not intend to apply with any
                                          exchange or registered securities
                                          association for the listing or quoting
                                          of the Securities.

RISKS RELATING TO THE MORTGAGE LOANS

SELLERS OF THE MORTGAGE LOANS WILL MAKE   The Trust purchased or acquired the
LIMITED REPRESENTATIONS                   Mortgage Loans comprising the Mortgage
                                          Collateral from TMA. TMA acquired the
                                          Mortgage Loans from various sellers.
                                          In most instances, each seller made
                                          certain representations and warranties
                                          regarding the Mortgage Loans it sold
                                          to TMA. If a seller materially
                                          breaches a representation or warranty,
                                          the seller will be obligated to:

                                             .    cure the breach;

                                             .    repurchase the affected
                                                  Mortgage Loan;

                                             .    in some instances, replace the
                                                  affected Mortgage Loan; or

                                             .    indemnify the Trust for
                                                  certain enumerated losses.

                                          The Trust cannot guaranty that the
                                          seller will honor its obligation. If
                                          the seller does not honor its
                                          obligation, the Master Servicer may
                                          enter into a settlement arrangement
                                          with the seller. A seller's failure to
                                          fully honor its obligation may result
                                          in losses on the Mortgage Loans which
                                          may adversely affect the yield to
                                          maturity on your Security. The Trust
                                          may use credit enhancements to
                                          minimize the amount of your loss.

                                          Neither the Company nor the Master
                                          Servicer will have any obligation to
                                          repurchase a Mortgage Loan if a seller
                                          fails to honor its obligation.

Some Mortgage Loans May Be Purchased      In limited circumstances, TMA has
"As Is"                                   purchased Mortgage Loans from the
                                          Resolution Trust Corporation and other
                                          thrift or banking institutions without
                                          representations and warranties. For
                                          example, TMA has purchased seasoned
                                          Mortgage Loans (e.g., Mortgage Loans
                                          at least five years old) in connection
                                          with the termination of an
                                          unaffiliated issuer's securitization.
                                          If one of these Mortgage Loans
                                          defaults, the Master Servicer will not
                                          have any remedy against the seller.
                                          Consequently, you may experience
                                          reduced or delayed interest or
                                          principal payments, particularly if
                                          your Security is part of a
                                          subordinated class. See the
                                          description of "Trust Fund Assets."

EFFECT OF UNDERWRITING STANDARDS OF       The Mortgage Loans supporting your
UNAFFILIATED ORIGINATORS                  your Security have been acquired,
                                          either directly or indirectly, by the
                                          Depositor from various Sellers.
                                          Generally, the Mortgage Loans have
                                          been originated in accordance with
                                          TMA's underwriting standards. See
                                          "Mortgage Loan Acquisition-
                                          Underwriting Standards" in the
                                          Prospectus. TMA conducts a limited
                                          review to verify that the Mortgage
                                          Loans were originated in compliance
                                          with its standards. A full credit
                                          review is also conducted on select
                                          Mortgage Loans by third party
                                          contractors. TMA, however, is unable
                                          to verify that every Mortgage Loan was
                                          originated and continues to remain in
                                          compliance with its standards.
                                          Mortgage Loans for which compliance
                                          cannot be verified may suffer losses
                                          which could be greater than losses
                                          suffered on Mortgage Loans for which
                                          compliance was verified. The yield to
                                          maturity on your Security could be
                                          adversely affected by losses on
                                          unverified Mortgage Loans.

PROPERTY VALUES MAY BE AFFECTED BY        A decline in the value of the
VARIOUS FACTORS                           Mortgage Properties securing the
                                          Mortgage Loans could adversely affect
                                          your Security. Mortgaged Property's
                                          value could decline as a result of,

                                             .    an overall decline in the
                                                  residential real estate market
                                                  in the region where the
                                                  Mortgaged Property is located;

                                             .    the failure of the borrower to
                                                  adequately maintain the
                                                  Mortgaged Property in good
                                                  condition; or

                                             .    the occurrence of a natural
                                                  disaster which is not covered
                                                  or adequately covered by
                                                  insurance, such as an
                                                  earthquake or flood.

                                          If the Mortgaged Property values
                                          decline, delinquencies, foreclosures
                                          and losses on the Mortgaged Loans may
                                          increase. Such delinquencies would
                                          adversely affect the timing and amount
                                          of payments to Securityholders,
                                          especially Subordinated
                                          Securityholders.

DELAYS IN COLLECTING PROCEEDS DUE TO      If a Mortgage Loan goes into default,
LIQUIDATION OF THE MORTGAGE PROPERTIES    we could experience delays and
                                          additional expenses in liquidating the
                                          Mortgage Loan due to state foreclosure
                                          laws where the Mortgage Property is
                                          located. In addition, some state laws
                                          preclude deficiency judgments
                                          following a nonjudicial sale of a
                                          Mortgaged Property. This could limit
                                          the amount of our recovery upon
                                          foreclosure. These restrictions could
                                          impede the Master Servicer's ability
                                          to foreclose on or sell the Mortgage
                                          Property or obtain net proceeds, after
                                          deducting legal costs, delinquent
                                          taxes and other expenses, sufficient
                                          to repay the outstanding principal and
                                          interest on the Mortgage Loan. This
                                          could reduce or delay the scheduled
                                          payments on your Security,
                                          particularly if your Security is a
                                          subordinated class.

EXPENSES OF LIQUIDATION DO NOT VARY WITH  The amount of liquidation expenses
THE AMOUNT OF THE MORTGAGE LOAN           incurred by a Servicer bears no
                                          relation to the outstanding principal
                                          balance of the Mortgage Loan at the
                                          time of default. Liquidation expenses
                                          as a percentage of the outstanding
                                          principal balance will be greater on
                                          defaulted Mortgage Loans with small
                                          remaining principal balances as
                                          compared to defaulted Mortgage Loans
                                          with larger remaining principal
                                          balances.

THE SECURITY OF JUNIOR LIENS IS           Although the Mortgage Loans primarily
SUBORDINATE TO THE SENIOR LIENS           consist of loans secured by a first
                                          priority mortgage lien or deed of
                                          trust, some Mortgage Loans may be
                                          secured by junior mortgages. If the
                                          Trust has a junior mortgage, it will
                                          receive proceeds from any liquidation,
                                          insurance or condemnation proceeding
                                          only after the senior mortgage holders
                                          have been paid in full, including any
                                          related foreclosure costs. In
                                          addition, the Trust will be unable to
                                          foreclose upon its junior mortgage
                                          unless it:

                                             .    pays the entire amount due to
                                                  the senior mortgage holders
                                                  prior to foreclosure, or

                                             .    agrees to make payments to the
                                                  senior mortgage holders if the
                                                  borrower has defaulted on the
                                                  senior mortgage.

                                          In either instance, the Trust will not
                                          have any source of funds to make such
                                          payments. The Master Servicer or
                                          Servicer may advance funds to the
                                          Trust if deemed recoverable and
                                          prudent. If the applicable
                                          jurisdiction prohibits deficiency
                                          judgments, or the Trust is unable to
                                          realize upon a deficiency judgement,
                                          the Trust will experience losses when
                                          the proceeds from a foreclosure are
                                          insufficient to satisfy all senior
                                          liens. This result may adversely
                                          affect your Security.

                                          The default rate on junior Mortgage
                                          Loans may be greater than the default
                                          rate on Mortgage Loans secured by
                                          first liens on comparable properties.

CREDIT CONSIDERATIONS AND RISK

PAYMENTS ON YOUR SECURITY WILL BE MADE    Although your Security will be the
FROM LIMITED SOURCES                      Trust's obligation, the Trust will not
                                          have significant assets other than
                                          those comprising our Trust Fund
                                          Assets. Payments that the Trust is
                                          obligated to make to you will come
                                          solely from the Trust Fund Assets. You
                                          will not have recourse to the Company,
                                          TMA or any other person if the Trust
                                          fails to make any payments to you. In
                                          addition, after making a scheduled
                                          payment to you and other required
                                          payments, the Trust may promptly
                                          release or disburse excess funds to
                                          the Company, TMA, any credit
                                          enhancement provider or other entitled
                                          person. The disbursed funds will no
                                          longer be available for making
                                          payments on your Security. You must
                                          rely solely on the payments the Trust
                                          receives on the Mortgage Collateral,
                                          any security the Trust has given you,
                                          and any available credit enhancement.
                                          See "Credit Enhancement."

YOU WILL NOT HAVE RECOURSE AGAINST THE    Your Security does not represent an
COMPANY OR TMA                            interest in or obligation of the
                                          Company or TMA. The Company may have
                                          the obligation to repurchase certain
                                          Mortgage Loans if it made
                                          representations and warranties
                                          regarding those loans. The Company,
                                          however, does not have, and is not
                                          expected to have, significant assets.
                                          If the Company breaches a
                                          representation or warranty, it may not
                                          be able to repurchase the Mortgage
                                          Loan unless it can enforce a
                                          corresponding obligation from TMA or
                                          the Mortgage Loan originator, or it
                                          has established a Reserve Fund or
                                          similar credit enhancement for
                                          repurchases.

LIMITATIONS OF DIRECT OR INDIRECT         While Agency Securities are
BACKING OF SECURITIES                     guaranteed by government sponsored
                                          entities, only the guarantee by GNMA
                                          of GNMA Certificates is backed by the
                                          full faith and credit of the United
                                          States. The guarantees by FNMA of FNMA
                                          Certificates and FHLMC or FHLMC
                                          Certificates are backed only be FNMA,
                                          a federally chartered, privately owned
                                          corporation, or FHLMC, a federally
                                          chartered corporation controlled by
                                          the Federal Home Loan Banks. Neither
                                          the United States nor any United
                                          States agency is obligated to finance
                                          or assist either FNMA or FHLMC. See
                                          "Trust Fund Assets--Agency
                                          Securities." The guarantees of GNMA,
                                          FNMA or FHLMC, guarantee the payments
                                          of principal and interest on their
                                          respective Agency Securities, and do
                                          not guarantee the payment of principal
                                          and interest on your Security.

SALE OF MORTGAGE COLLATERAL MAY RESULT    The Trust cannot guaranty that the
IN A DEFICIENCY                           proceeds from any Mortgage Collateral
                                          sale will be sufficient to pay to you
                                          the entire principal and interest
                                          outstanding on your Security in the
                                          event of a default under the
                                          Indenture. Insufficient proceeds may
                                          be due to an increase in prevailing
                                          interest rates which would cause the
                                          Trust to sell the Mortgage Collateral
                                          at a discount. It is unlikely that the
                                          Trust will have sufficient other
                                          assets to make up for any deficiency.

                                          If your Security's maturity is
                                          accelerated due to a default under the
                                          Indenture, the Trustee may, at the
                                          direction of the Securityholders,
                                          refrain from selling the Mortgage
                                          Collateral. Instead, the Trustee may
                                          continue to apply payments received on
                                          the Mortgaged Collateral to the
                                          payments due to you in accordance with
                                          the terms of your Security.

LOSSES ON THE MORTGAGE COLLATERAL MAY     Your Security class may be subordinate
FIRST AFFECT SUBORDINATED CLASSES         to other Security classes as to the
                                          payment of principal and/or interest.
                                          The Trust intends for subordination to
                                          reduce the risk to senior
                                          Securityholders. The amount of
                                          subordination, however, will be
                                          limited. If principal payments on your
                                          Security class are lower in priority
                                          to principal payments on other
                                          Security classes,

                                             .    you will bear significant
                                                  losses on the Mortgage
                                                  Collateral prior to any senior
                                                  Securityholders; and

                                             .    claims under credit
                                                  enhancements may exceed
                                                  specified limits prior to
                                                  repayment of your principal.

LIMITATIONS, REDUCTION AND SUBSTITUTION   Your Security may be subject to one
OF CREDIT ENHANCEMENT                     or more of the following credit
                                          enhancements:

                                             .    cash accounts;
                                             .    insurance policies;
                                             .    surety bonds;
                                             .    guaranteed investment
                                                  contracts;
                                             .    cross-collateralization;
                                             .    reinvestment income;
                                             .    guarantees;
                                             .    letters of credit; or
                                             .    derivative arrangements.

                                          See "Credit Enhancement."

                                          Although credit enhancement is
                                          intended to reduce your risk of
                                          delinquent payments, you may still
                                          suffer losses on your Security
                                          because:

                                             .    the credit enhancement amount
                                                  may be limited;

                                             .    the credit enhancement amount
                                                  may be subject to periodic
                                                  reduction in accordance with a
                                                  schedule or formula;

                                             .    the credit enhancement amount
                                                  could be depleted under
                                                  certain circumstances prior to
                                                  your having received full
                                                  payment on your Security; or

                                             .    the credit enhancement does
                                                  not cover the specified loss,
                                                  such as loss due to the loan
                                                  originator's fraud or
                                                  negligence.

                                          In addition, the Trustee may be able
                                          to reduce, terminate or substitute all
                                          or a portion of the credit enhancement
                                          for your Security, provided the Rating
                                          Agency determines that your Security's
                                          rating will not be adversely affected.

                                          There also is a risk that actual
                                          defaults, delinquencies and losses on
                                          the Mortgage Collateral will exceed
                                          the assumptions used in calculating
                                          the amount of credit enhancement we
                                          obtained. See "Ratings" herein.


SECURITIES MAY BE ADVERSELY AFFECTED BY   At the time you purchase your
DELINQUENT LOANS                          Security, the Mortgage Collateral may
                                          contain Mortgage Loans that are either
                                          past due or non-performing. You should
                                          consider the affect that inclusion of
                                          these Mortgage Loans may have on the
                                          Mortgage

                              Collateral's default and prepayment rates and on your Security's yield.

EFFECT OF BANKRUPTCY AND      For legal and bankruptcy purposes, TMA and the
INSOLVENCY                    Depositor will each treat the transfer between
                              them of the Mortgage Collateral as a sale. The transfer of the Mortgage Collateral from the Depositor to the Issuer will be treated by each party as a sale for accounting purposes. If the transfer to the Depositor is treated as a sale, the Trust Fund Assets, in the event TMA becomes bankrupt, should not be considered part of TMA's bankruptcy estate and would not be available to TMA's creditors. The bankruptcy trustee or a creditor, however, could attempt to recharacterize the sale as a borrowing by TMA secured by of a pledge of the Trust Fund Assets. A similar analysis is applicable to the transfer of the Trust Fund Assets from the Depositor to the Issuer. In either case, if the transfer is recharacterized as a pledge of the Trust Fund
                              Assets to secure a borrowing, either the Depositor or the Trust will have a perfected security interest in the related Mortgage Collateral. If this should occur, a court could prevent the Issuer from making timely or complete payments to you on your Security.


EFFECT OF THE MASTER          If the Master Servicer should become bankrupt or
SERVICER'S BANKRUPTCY         insolvent, the bankruptcy trustee or receiver may
                              have the power to prevent the applicable Trustee or the Securityholders from appointing a successor
                              Master Servicer. The Master Servicer may commingle cash collection with its own funds prior to each Distribution Date only for a period not to exceed
                              [10] days. If, due to bankruptcy or insolvency, the Master Servicer commingles cash collections for ten or more days, the Applicable Trustee will not have of a perfected security interest in the commingled cash collections. The commingled cash would therefore become part of the Master
                              Servicer's bankruptcy estate, which would delay or prevent the Applicable Trustee from making contractual payments due on your Security.


EFFECT OF BORROWER'S          Federal bankruptcy laws and other Federal and
BANKRUPTCY ON ABILITY TO      state laws providing relief to debtors may
REALIZE MORTGAGE COLLATERAL   interfere with or affect the Issuer's ability to
                              realize upon its lien or security in the Mortgage
                              Collateral. Under the Federal bankruptcy laws, the Issuer would have to obtain the bankruptcy court's permission to foreclose on a Mortgaged Property.
                              The bankrupt debtor may propose a plan which would reduce the secured portion of our Mortgage Loan to an amount equal to the Mortgaged Property's value, making us a general unsecured creditor for the balance of the Mortgage Loan. The debtor's plan also may seek to reduce the amount of the debtor's monthly payments to us on the Mortgage Loan, change the Mortgage Loan's interest rate, or alter the Mortgage Loan's payment schedule. Bankruptcy proceedings could therefore delay our receipt, and/or reduce the amount, of collections on the Mortgage Collateral supporting your Security.

ENVIRONMENTAL RISKS           Real property pledged as security to a lender may
                              be subject to environmental risks. Various state laws provide that under the laws of certain states, property contamination may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against the property. In addition, some state's laws and the Federal Comprehensive Environmental
                              Response Compensation and Liability Act of 1980
                              ("CERCLA"), provide that a lender may be liable for the costs of addressing releases or threatened releases of hazardous substances on a property, regardless of whether the environmental damage or threat was caused by a prior owner. Such costs could result in a loss to the holders of one or more Classes of a Series of Securities. A lender also risks such liability when foreclosing upon a contaminated property. See "Certain Legal Aspects of Mortgage Loans--Environmental Risks" herein.

RATINGS OF THE SECURITIES

RATINGS ARE NOT A             The Offered Securities have been rated by the
RECOMMENDATION TO PURCHASE    Rating Agencies. The ratings were based upon,
THE SECURITIES.               among other factors, the Mortgage Collateral's
                              value and applicable credit enhancements. Each rating represents the applicable Rating Agency's assessment solely of the likelihood that you will receive payments to which you are entitled under the Indenture. You should not view the ratings as a recommendation to purchase, hold or sell
                              Securities.

RATINGS MAY BE LOWERED OR     A Rating Agency may lower or withdraw its rating
WITHDRAWN.                    of your Security in the future due to various
                              factors, including:

                                   .    a decrease in the value of the Trust
                                        Fund Asset;

                                   .    changes in credit enhancement; or

                                   .    adverse changes to a credit enhancement
                                        provides financial condition or debt
                                        rating.

THE ANALYSIS PERFORMED BY     The amount, type and nature of credit enhancement
RATING AGENCIES IS LIMITED.   for a particular class of Security will be
                              determined by the Rating Agencies. Each Rating
                              Agency has established its own criteria based upon certain actual analysis and assumptions. The
                              Rating Agencies do not guarantee that the data they use accurately reflects the characteristics of the Mortgage Collateral nor that a Rating
                              Agency's analysis and assumptions can accurately predict the performance of the Mortgage
                              Collateral. The Mortgage Collateral's performance may be adversely affected by economic and other factors not considered by the Rating Agencies.

EFFECT OF SECURITIES ISSUED   If a Security is issued in book-entry form, you
IN BOOK-ENTRY FORM            will not be recognized as a Securityholder under
                              the related Agreement and you may only exercise the rights of a securityholder indirectly through the DTC and its participants.
                              Not having a physical certificate may affect,

                                   .    the liquidity of your Security in any
                                        secondary trading market; and

                                   .    your ability to pledge your Security.

                              You may also experience delays in the receipt of principal and interest payments made to you because the payments must be routed through the DTC. See "Description of Securities-- Book-Entry Securities"

CONSEQUENCES OF OID DISCOUNT  Deferred Interest Securities will be, and certain
SECURITIES                    other Securities may be, issued with OID for
                              Federal income tax purposes. If your Security is issued with OID you will be required to include
                              OID in ordinary gross income for Federal income tax purposes as it accrues, even though you have not yet received the cash attributable to such income. See "Federal Income Tax Considerations--
                              Original Issue Discount" and "--Market Discount" herein.

                                USE OF PROCEEDS

      The [Depositor] will apply the net proceeds received from the sale of the [Offered Certificates] to the purchase or acquisition of the [Underlying Bond/Mortgage Loans.]

                               TRUST FUND ASSETS

GENERAL

      The Trust Fund Assets supporting the Offered Securities will consist primarily of mortgage collateral (the "Mortgage Collateral") acquired, directly or indirectly, from third party originators including of one or more of the following: (i) adjustable-rate, first or junior lien mortgage loans secured by one- to four-family residential properties (the "Floating Rate Mortgage Loans")
(ii) fixed-rate, first or junior lien mortgage loans secured by one- to four-family residential properties (the "Fixed Rate Mortgage Loans") and, together with the Floating Rate Mortgage Loans, the "Mortgage Loans"), (iii) mortgage pass-through securities (the "Agency Securities" or "Agency Certificates") issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") (iv) privately issued non-agency pass-through securities ("Non-Agency Securities") representing an undiluted interest in a pool of mortgage loans, (Agency Securities and Non-Agency Securities are sometimes referred to collectively as "Pass-Through Securities"), (v) to a limited extent, adjustable rate junior Mortgage Loans, or
(vi) a combination of Agency Certificates and/or Non-Agency Securities and Mortgage Loans. [In certain instances, the Mortgage Loans may, in addition to the Mortgaged Property, be secured by additional collateral which may consist of mortgages on real property, pledged securities or cash collateral.] The Trust Fund Assets may also include certain cash accounts, insurance policies, surety bonds, guaranteed investment contracts, cross-collateralization, reinvestment income, guaranties, letters of credit or derivative arrangements to the extent described herein and in the Prospectus.

      [The Trust Fund Assets for the Offered Certificates will consist primarily of one or more Bonds representing the right to receive all or substantially all of the payments on the Mortgage Collateral securing such Offered Bonds. Each Series of Certificates will accordingly be supported by the Mortgage Collateral and other items included in the Trust Fund Assets for the related Bonds.]

      The Mortgage Collateral supporting the Offered Securities will serve as Trust Fund Assets only for the Offered Securities, except to the extent that any Mortgage Pool Insurance Policies, Special Hazard Insurance Policies, Bankruptcy Bonds or other form of credit enhancement specified herein may be pledged or transferred to support more than other series of securities offered by the Issuer. See "Credit Enhancement" herein.

THE MORTGAGE COLLATERAL

      Under the Mortgage Loan Purchase Agreement, [TMA] will make certain representations, warranties and covenants to the Depositor relating to, among other things, the due execution and enforceability of the Mortgage Loan Purchase Agreement and certain characteristics of the Mortgage Loans and, subject to the limitations described below under "--Assignment of the Mortgage Loans," will be obligated to purchase or substitute a similar mortgage loan for any Mortgage Loan as to which there exists deficient documentation or an uncured material breach of any such representations, warranty or covenant. See "Mortgage Loan Acquisition Program-- Representations by Sellers; Repurchases" in the Prospectus. The Company will in turn assign all of its rights under the Mortgage Loan Purchase Agreement to the Issuer. Under the Indenture, the Issuer will pledge all its rights, title and interest in and to such representations, warranties and covenants (including TMA's repurchase obligation) to the _________ for the benefit of the Securityholders. The Issuer will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute Mortgage Loans with deficient documentation or which are otherwise defective. The obligations of [TMA] with respect to the Securities are limited to [TMA's] obligation to repurchase or substitute Mortgage

Loans with deficient documentation or which are otherwise defective under the Mortgage Loan Purchase Agreement.

      Certain information with respect to the Mortgage Collateral is set forth below. Prior to the Closing Date, Mortgage Loans may be removed from the Mortgage Collateral and other Mortgage Loans may be substituted therefor. The Depositor believes that the information set forth herein with respect to the Mortgage Loans as presently constituted is representative of the characteristics of the Mortgage Loans as they will be constituted at the Closing Date, although certain characteristics of the Mortgage Loans in the Mortgage Collateral may vary. The final Mortgage Collateral will be filed as an exhibit to the final form of the Agreements filed on Form 8-K following the Closing Date. Unless otherwise indicated, information presented below expressed as a percentage (other than the rates of interest) are approximate percentages based on the Stated Principal Balances of the Mortgage Loans as of the Cut-off Date.

      As of the Cut-off Date, the aggregate of the Stated Principal Balances of the Mortgage Loans is expected to be approximately $_____ , subject to a permitted variance of no greater than 5% (the "Cut-off Date Principal Balance"). [The Mortgage Loans provide for the amortization of the amount financed over a series of substantially equal monthly payments.] All of the Mortgage Loans provide for payments due on the first day of each month (the "Due Date"). At origination, substantially all of the Mortgage Loans had stated terms to maturity of __________ years. Scheduled monthly payments made by the Mortgagors on the Mortgage Loans ("Scheduled Payments") either earlier or later than the scheduled Due Dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. [Mortgagors may prepay their Mortgage Loans at any time without penalty.]

      Each Mortgage Loan will bear interest at a [fixed] [adjustable] Mortgage Rate. [Each Mortgage Loan will bear interest at a Mortgage Rate, subject to annual adjustment on the first day of the month specified in the related Mortgage Note (each such date, an "Adjustment Date"), equal to the sum, rounded to the nearest ________ of one percentage point (_______ %), of (i) _________ (the "Index") as made available by the and most recently available as of days prior to the Adjustment Date and (ii) a fixed percentage amount specified in the related Mortgage Note (the "Margin") provided, however, that the Mortgage Rate will not increase or decrease by more than _________ percentage points (_____ %), except for ______________ Mortgage Loans, representing approximately _____% of the Cut-off Date Principal Balance which will not increase or decrease by more than percentage points (_____%), on the first Adjustment Date or more than _________ percentage points (______%) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Index with respect to any Bond Interest Rate and any Distribution Date shall be the Index in effect as of the first day of the month preceding the month in which such Distribution Date occurs.]

      [All of the Mortgage Loans provide that over the life of the Mortgage Loan the Mortgage Rate will in no event increase by more than the Mortgage Rate fixed at origination plus a fixed number of percentage points specified in the related Mortgage note (such rate, the "Maximum Rate"). None of the Mortgage Loans are subject to minimum Mortgage Rates. Effective with the first payment due on a Mortgage Loan after each related Adjustment Date, the Scheduled Payment will be adjusted to an amount which will pay interest at the adjusted rate and fully amortize the then-outstanding principal balance of the Mortgage Loan over its remaining term. If the Index ceases to be published or is otherwise unavailable, the Master Servicer will select an alternative index based upon comparable information.]

      Each Mortgage Loan is, by its terms, assumable in connection with a transfer of the related Mortgaged Property if the proposed transferee submits certain information to the Master Servicer required to enable it to evaluate the transferee's ability to repay the Mortgage Loan and if the Master Servicer reasonably determines that the security for the Mortgage Loan would not be impaired by the assumption. See "RISK FACTORS" herein and in the Prospectus.

      Each Mortgage Loan was originated on or after __________, 19___.

      The latest stated maturity date of any Mortgage Loan is __________, 20__. The earliest stated maturity date of any Mortgage Loan is ____________, 20__.

      [As of the Cut-off Date, no Mortgage Loan was delinquent more than days]

      [None of the Mortgage Loans are subject to buydown agreements.] [No Mortgage Loan provides for deferred interest or negative amortization.]

      No Mortgage Loan had a Loan-to-Value Ratio at origination of more than __ %. [Except for Mortgage Loans, representing approximately __% as of the Cut-off Date Principal Balance,] each Mortgage Loan with a Loan-to-Value Ratio at origination of greater than 80% is covered by a primary mortgage insurance policy (each a "Primary Mortgage Insurance Policy") issued by a mortgage insurance company acceptable to the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or any nationally recognized statistical rating organization, which policy provides coverage of a portion of the original principal balance of the related Mortgage Loan equal to the product of the original principal balance thereof and a fraction, the numerator of which is the excess of the original principal balance of the related Mortgage Loan over 75% of the lesser of the appraised value and selling price of the related Mortgage Property and the denominator of which is the original principal balance of the related Mortgage Loan, plus accrued interest thereon and related foreclosure expenses. No such Primary Mortgage Insurance Policy will be required with respect to any such Mortgage Loan after the date on which the related Insurance Policy will be required with respect to any such Mortgage Loan after the date on which the related Loan-to-Value Ratio is 80% or less or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value. See" Underwriting Standards" herein and in the Prospectus.

      The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or
(b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

      The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Mortgage Loans. Other than with respect to rates of interest, percentages (approximate) are stated by Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and have been rounded in order to total 100%.

                  Current Mortgage Rates(1)                                              Maximum Rates(1)
-------------------------------------------------------------      -------------------------------------------------------------
                                       Aggregate                                                         Aggregate
                          Number of    Principal    Percent                               Number of      Principal     Percent
    Range of Current      Mortgage      Balance        of                Range of          Mortgage       Balance         of
   Mortgage Rates (%)       Loans     Outstanding     Pool           Maximum Rates (%)      Loans       Outstanding      Pool
------------------------ ----------- ------------- ----------      --------------------- ------------  -------------  ----------


                                                                                         ------------  -------------  ----------
                                                                        Total..........
                                                                                         ============  =============  ==========
                                                                   ____________
                                                                   (1) As of the Cut-off Date, the weighted average Maximum Rate of the Mortgage Loans was approximately _____% per annum

                         ----------- ------------- ----------
     Total..............
                         =========== ============= ==========

____________
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans was approximately ___% per annum.

                                                                                       Current Mortgage Loan
                        Gross Margins(1)                                                Principal Balances(1)
-----------------------------------------------------------------     -------------------------------------------------------------
                              Number of     Aggregate                                                       Aggregate
                              Mortgage      Principal    Percent             Range of         Number of     Principal     Percent
                                Loans        Balance       of         Current Mortgage Loan    Mortgage      Balance         of
 Range of Gross Margins (%)                Outstanding    Pool        Principal Balances ($)    Loans      Outstanding      Pool
---------------------------- -----------  ------------- ---------     ---------------------- ------------ -------------- ----------


                             -----------  ------------- ---------                            ------------ -------------- ----------

     Total..............                                                Total...........
                             ===========  ============= =========                            ============ ============== ==========

____________                                                            ____________
(1) As of the Cut-off Date, the weighted average Gross Margin of        (1) As of the Cut-off Date, the average current Mortgage
    the Mortgage Loans was approximately _____%.                            Loans principal balance was approximately $______.


                 Minimum Mortgage Rates (1)                                    State Distribution of Mortgaged Properties*
------------------------------------------------------------          --------------------------------------------------------------
                                         Aggregate                                                          Aggregate
 Range of Minimum       Number of        Principal     Percent                                Number of     Principal     Percent
interest Rates (%)      Mortgage          Balance         of                                  Mortgaged      Balance         of
                          Loans         Outstanding      Pool                State              Loans      Outstanding      Pool
------------------------------------------------------------------------------------------------------------------------------------






                        -----------  -------------    ---------                               -----------  -------------  ---------

     Total..........                                                      Total...........
                        ===========  =============    =========                               ===========  =============  =========

____________                                                            ____________
(1) As of the Cut-off Date, the weighted average Minimum Rate of        (1) Other includes ___ states which have a concentration of

    the Mortgage Loans was approximately _____%.                            less than ___%.


                    Loan-to-Value Ratio(1)                                              Initial Fixed Rate Period
-----------------------------------------------------------------     -------------------------------------------------------------
                               Number       Aggregate                                                       Aggregate
                                 of         Principal    Percent                              Number of     Principal     Percent
 Range of Loan-to-Value       Mortgage       Balance       of          Initial Fixed Rate      Mortgage      Balance         of
        Ratio (%)               Loans      Outstanding    Pool           Period-(Months)        Loans      Outstanding      Pool
-----------------------------------------------------------------     -------------------------------------------------------------


                             -----------  ------------- ---------                            ------------ -------------- ----------

     Total..............                                                Total...........
                             ===========  ============= =========                            ============ ============== ==========

____________
(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio of the Mortgage Loans was approximately _____%.

       Next Adjustment Date - Non-2/28 Mortgage Loans                          Remaining Months to Stated Maturity(1)
-----------------------------------------------------------------     -------------------------------------------------------------
                                         Aggregate                                                          Aggregate
                             Number of   Principal     Percent                                Number of     Principal     Percent
  Next Adjustment            Mortgage     Balance         of                                  Mortgaged      Balance         of
        Date                   Loans    Outstanding      Pool             Remaining Term        Loans      Outstanding      Pool
-----------------------------------------------------------------     -------------------------------------------------------------




                                                                                            ------------ -------------- ----------
                                                                       Total
                                                                                            ============ ============== ==========
                             -----------  ------------- ---------
     Total
                             ===========  ============= =========       ____________
                                                                        (1) As of the Cut-off Date, the weighted average remaining months to scheduled maturity was approximately ___
                                                                            months.



               Type of Mortgaged Properties
-----------------------------------------------------------------
                               Number       Aggregate
                                 of         Principal    Percent
                              Mortgage       Balance       of
     Occupancy Type             Loans      Outstanding    Pool
-----------------------------------------------------------------


                             -----------  ------------- ---------
     Total
                             ===========  ============= =========

ASSIGNMENT OF THE MORTGAGE LOANS

     Pursuant to the _______ Agreement, the Depositor on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the ____________ in trust for the benefit of the Securityholders all right, title and interest of the Depositor in and to each Mortgage Loan and all right, title and interest in and to all other assets included in the Trust Fund Assets, including all principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date, exclusive of principal due prior to the Cut-off Date and interest accruing prior to ________, 199_.

     In connection with such transfer and assignment, the Depositor will deliver on the Closing Date the following documents (collectively constituting the "Trustee's Mortgage File") with respect to each Mortgage Loan:

          (i) the original Mortgage Note, endorsed without recourse in the following form: "Pay to the order of ____ without recourse," with all intervening endorsements that show a complete chain of endorsement from the originator to ___________;

          (ii)   the original recorded Mortgage;

          (iii) a duly executed assignment of the Mortgage to _______________, as trustee under Agreement dated as of ___________, _______ Trust, Series 199_-_ without recourse"; in recordable form, as described in the _________ Agreement;

          (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

          (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, such original or duplicate original lender's title policy and all riders thereto shall be delivered within one year of the Closing Date.

     Assignments of the Mortgage Loans to the __________ (or its nominee) will be recorded in the appropriate public office for real property records, except in states (such as California) as to which an opinion of counsel is delivered to the effect that such recording is not required to protect the _____________ interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the Seller. As to any Mortgage Loan, the recording requirement exception described in the preceding sentence is applicable only so long as the related Mortgage File is maintained in the possession of the _____ in one of the states to which such exception applies. In the event any such assignment is delivered to the __________ in blank and the related Mortgage File is released by the ____________ pursuant to applicable provisions of the _______________ Agreement, the ________________ shall complete such assignment as provided in subparagraph (iii) above prior to any such release. In the event such recording is required to protect the interest of the _____________ in the Mortgage Loans, the Master Servicer is required to cause each previously unrecorded assignment to be submitted for recording.

     The __________ will review the Mortgage Loan documents [on or prior to the Closing Date] and will hold such documents in trust for the benefit of the Securityholders. After the Closing Date, if any document is found to be missing or defective in any material respect, the ____________ is required to notify the Loan Seller and the Seller in writing. If the Loan Seller or the Seller cannot or does not cure such omission or defect within 90 days of its receipt of notice from the Trustee, [the Loan Seller] is required to repurchase the related

Mortgage Loan from the Trust Fund Assets at a price (the "Purchase Price") equal to [_]% of the Stated Principal Balance thereof plus accrued and unpaid interest thereon, at a rate equal to the difference between the Mortgage Rate and the Servicing Fee Rate (the "Net Mortgage Rate") (or, if ______________ is no longer the Master Servicer, at the applicable Mortgage Rate) to the first day of the month in which the Purchase Price is to be distributed to Securityholders. Rather than repurchase the Mortgage Loan as provided above, [the Loan Seller or the Seller] may remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund Assets and substitute in its place another Mortgage Loan of like kind (a "Replacement Mortgage Loan"); however, such substitution is only permitted within two years after the Closing Date, and may not be made unless an opinion of counsel is provided to the effect that such substitution would not disqualify the [REMIC/FASIT] status or result in a prohibited transaction under the Code. Any Replacement Mortgage Loan generally will, on the date of substitution, among other characteristics set forth in the ____________ Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of, and not less than [_]% of, the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by [the Loan Seller or the Seller] in the Security Account not later than the succeeding Determination Date and held for distribution to the holders of the Security on the related Distribution Date),
(ii) have a Maximum Mortgage Rate not more than [_]% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan, (iii) have a Minimum Mortgage Rate not more than [_]% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (iv) have the same Mortgage Index and Periodic Rate Cap as the Deleted Mortgage Loan and a Gross Margin not more than [_]% per annum higher or lower than that of the Deleted Mortgage Loan,
(v) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan, (vi) be accruing interest at a rate not more than [_]% per annum higher or lower than that of the Deleted Mortgage Loan, (vii) have a Combined Loan-to-Value Ratio or Loan-to-Value Ratio, as applicable, no higher than that of the Deleted Mortgage Loan, (viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (ix) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate or vice versa, (x) provide for a prepayment charge on terms substantially similar to those of the prepayment charge, if any, of the Deleted Mortgage Loan, (xi) constitute the same occupancy type as the Deleted Mortgage Loan, and (xii) comply with all of the representations and warranties set forth in the Pooling and Servicing Agreement as of the date of substitution. This cure, repurchase or substitution obligation constitutes the sole remedy available to the Securityholders, the ___________ or the Depositor for omission of, or a material defect in, a Mortgage Loan document.

RE-UNDERWRITING STANDARDS

     Prior to bidding on a pool of Mortgage Loans, TMA analyzes the pool to determine the quality of the underwriting standards employed by the originators, and the credit worthiness of the borrowers and the Mortgaged Property. TMA also analyzes the pool's characteristics for undue risks due to geographic concentration, borrower and collateral types, and the percentage of large loans. In the process of screening the pool based on those criteria, TMA uses an adverse selection approach to generate a list of loans for further review, generally consisting of from 10% to 100% of the Mortgage Loans in the pool. Once TMA's bid has been accepted, TMA will select from the pool those loans likely to present a risk of default (an "adverse selection"). A TMA employee, together with an independent underwriter, will review each Mortgage Loan file represented on the adverse selection list and in appropriate cases will view the property.

UNDERWRITING STANDARDS

     TMA acquires the Mortgage Loans both directly from unaffiliated Sellers in negotiated purchases and through the secondary mortgage markets. All Mortgage Loans will have been originated by entities that satisfy the criteria for originators of Mortgage Loans that are eligible for inclusion in "mortgage related securities." Each Seller will represent and warrant that all Mortgage Loans originated and/or sold by it to TMA or one of TMA's affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination. Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Mortgaged Property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial conditions, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports, among other things, the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts. See "Mortgage Loan Acquisition Program" in the accompanying Prospectus.


                         DESCRIPTION OF THE SECURITIES

[DESCRIPTION OF THE BONDS

GENERAL

     The Bonds will be issued pursuant to the Indenture. Set forth below are summaries of the specific terms and provisions pursuant to which the Bonds will be issued. The following summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Indenture. When particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The [TMFC] Trust [199 - ], [_________________] (the "Bonds"), will consist of the Class A-1 Bonds (the "Senior Bonds") and the Class B-1 and Class B-2 Bonds (collectively, the "Subordinated Bonds"). The Bond Issuer will also issue the Investor Certificate (the "Investor Certificate") as described herein. The Senior Bonds and the Class B-1 Bonds are collectively referred to herein as the "Offered Bonds." Only the Offered Bonds are offered hereby. The Classes of Offered Bonds will have the respective Bond Interest Rates described on the cover hereof. The Class B-2 Bonds and the Investor Certificate will bear interest at the Bond Interest Rate and Certificate Interest Rate, respectively, described herein.

     The "Class Principal Amount" of (a) the Senior Bonds (the "Senior Class Principal Amount") as of any Distribution Date is the Original Senior Class Principal Amount reduced by all amounts previously distributed to holders of the Senior Bonds as payments of principal, (b) the Class B-1 Bonds (the "Class B-1 Principal Amount") as of any Distribution Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Mortgage Loans, less the Senior Class Principal Amount immediately prior to such date, and (ii) the Original Class B-1 Principal Amount reduced by all amounts previously distributed to holders of the Class B-1 Bonds as payments of principal and (c) the Class B-2 Bonds (the "Class B-2 Principal Amount") as of any Distribution Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Mortgage Loans, less the sum of the Senior Class Principal Amount and the Class B-1 Principal Amount, in each case immediately prior to such date, and (ii) the Original Class B-2 Principal Amount reduced by all amounts previously distributed to holders of the Class B-2 Bonds as payments of principal. The Senior Bonds will have an original Senior Class Principal Amount of $ (the "Original Senior Class Principal Amount"), the Class B-1 Bonds will have an original Class B-1 Principal Amount of $__________ (the "Original Class B-1 Principal Amount") and the Class B-2 Bonds will have an original Class B-2 Principal Amount of $__________ (the "Original Class B-2 Principal Amount").
The "Invested Amount" of the Investor Certificate as of any Distribution Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Mortgage Loans, less the sum of (x) the Senior Class Principal Amount, (y) the Class B-1 Principal Amount and (z) the Class B-2 Principal Amount, in each case immediately prior to such date, and (ii) the Original Invested Amount reduced by all amounts previously distributed to the holder of the Investor Certificate in reduction of the Invested Amount. The Investor Certificate will have an original Invested Amount of approximately $____________ (the "Original Invested Amount").

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

     On or prior to the Closing Date, the Master Servicer will establish and maintain or cause to be established and maintained a separate account or accounts for the collection of payments on the Mortgage Loans (the "Bond Account"). On or prior to the Closing Date, the Bond Trustee will establish an account (the "Distribution Account"), which will be maintained with the Bond Trustee in trust for the benefit of the Bondholders. On or prior to the business day immediately preceding each Distribution Date, the Master Servicer will withdraw from the Bond Account the Bond Distribution Amount for such Distribution Date, to the extent of Available Funds on deposit therein, and will deposit such amount in the Distribution Account. The "Bond Distribution Amount" for any Distribution Date will equal the sum of (i) the Senior Interest Payment Amount, (ii) the Senior Principal Payment Amount, (iii) the Class

B-1 Interest Payment Amount, (iv) the Class B-1 Principal Payment Amount, (v) the Class B-2 Interest Payment Amount and (vi) the Class B-2 Principal Payment Amount (as each such term is defined herein). Funds credited to the Bond Account or the Distribution Account may be invested at the direction of the Company for the benefit and at the risk of the Company in Permitted Investments, as defined in the Master Servicing Agreement, that are scheduled to mature on or prior to the business day preceding the next Distribution Date.

PAYMENTS

     Payments on the Bonds will be made by the Bond Trustee on [the _____th day of each month], or if such day is not a business day, on the first business day thereafter, commencing in _____________, 199__ (each, a "Distribution Date"), to the persons in whose names such Bonds are registered at the close of business on the last business day of the month preceding the month of such Distribution Date (the "Record Date").

     Payments on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable bond register or, in the case of a Bondholder who holds 100% of a Class of Bonds or who holds Bonds with an aggregate initial Class Principal Amount of $1,000,000 or more and who has so notified the Bond Trustee in writing in accordance with the Indenture, by wire transfer in immediately available funds to the account of such Bondholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final payment in retirement of the Bonds will be made only upon presentment and surrender of such Bonds at the Corporate Trust Office of the Bond Trustee.

     As more fully described herein, payments will be made on each Distribution Date from Available Funds in the following order of priority: (i) to interest on the Senior Bonds; (ii) to principal of the Senior Bonds; (iii) to interest on the Class B-1 Bonds; (iv) to principal of the Class B-1 Bonds; (v) to interest on the Class B-2 Bonds; (vi) to principal of the Class B-2 Bonds; (vii) to interest on the Investor Certificate; (viii) to principal of the Investor Certificate; and (ix) to the holder of the Investor Certificate, all remaining Available Funds, subject to certain limitations set forth herein under " -- Principal."

     "Available Funds" with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due [on the Due Date in the month] in which such Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's or the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise ("Liquidation Proceeds"), during the [month] preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments received during the [month] preceding the month of such Distribution Date; and
(iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by [TMA] [or by the Master Servicer or the Company] as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the applicable Servicer or the Master Servicer is entitled to be reimbursed pursuant to the Master Servicing Agreement.

INTEREST

     The Bond Interest Rate for each Class of Bonds for each Distribution Date (each, a "Bond Interest Rate") is described herein or on the cover hereof. On each Distribution Date, to the extent of funds available therefor, each Class of Bonds and the Investor Certificate will be entitled to receive an amount allocable to interest as described below (as to each such Class or the Investor Certificate, as applicable, the "Interest Payment Amount") with respect to the related Interest Accrual Period. With respect to each Distribution Date, the "Interest Accrual Period" for each Class of Bonds and the Investor Certificate will be the [calendar month] preceding the month of such Distribution Date.

     The Interest Payment Amount for the Senior Bonds (the "Senior Interest Payment Amount") will be equal to the sum of (i) interest at the Senior Bond Interest Rate on the Senior Class Principal Amount, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior Distribution Dates and not subsequently distributed. The Interest Payment Amount for the Class B-1 Bonds (the "Class B-1 Interest Payment Amount") will be equal to the sum of (i) interest at the Class B-1 Bond Interest Rate on the Class B-1 Principal Amount, (ii) interest at the Class B-1 Bond Interest Rate on any Class B-1 Principal Carryover Shortfall, (iii) the sum of the amounts, if any, by which the sum of the amounts described in clauses (i) and (ii) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior Distribution Dates and not subsequently distributed (the "Class B-1 Interest Carryover Shortfall") and (iv) interest at the Class B-1 Bond Interest Rate on any Class B-1 Interest Carryover Shortfall (to the extent permitted by applicable law). The Interest Payment Amount for the Class B-2 Bonds (the "Class B-2 Interest Payment Amount") will be equal to the sum of (i) interest at the Class B-2 Bond Interest Rate on the Class B-2 Principal Amount,
(ii) interest at the Class B-2 Bond Interest Rate on any Class B-2 Principal Carryover Shortfall, (iii) the sum of the amounts, if any, by which the sum of the amounts described in clauses (i) and (ii) above on each prior Distribution Date exceed the amount actually distributed as interest on such prior Distribution Dates and not subsequently distributed (the "Class B-2 Interest Carryover Shortfall") and (iv) interest at the Class B-2 Bond Interest Rate on any Class B-2 Interest Carryover Shortfall (to the extent permitted by applicable law). The Interest Payment Amount for the Investor Certificate (the "Certificate Interest Payment Amount") will be equal to interest at the Certificate Interest Rate on the Invested Amount. The Senior Bonds will not be entitled to interest on any Senior Interest Payment Amount not paid when due prior to such time as the Bonds are declared immediately due and payable upon the occurrence of an Event of Default as described herein under " --Priority of Payments and Allocation of Shortfalls." The Investor Certificate will not be entitled to interest on any Certificate Interest Payment Amount not paid when due.

     The interest payable on any Distribution Date as described above, but not the entitlement thereto, for each Class of Bonds will be reduced by their respective proportionate amounts of "Net Interest Shortfalls" for such Distribution Date, if any, based on the amount of interest each Class of Bonds would otherwise be entitled to receive on such Distribution Date before taking into account any reduction in such amounts resulting from such Net Interest Shortfalls. With respect to any Distribution Date, the "Net Interest Shortfall" is equal to the amount by which the sum of (i) the amount of interest which would otherwise have been received with respect to any Mortgage Loan that was the subject of a Relief Act Reduction and (ii) any Prepayment Interest Shortfalls, in each case during the calendar month preceding the month of such Distribution Date, exceeds the sum of (i) the Master Servicing Fee for such period and (ii) the amounts otherwise payable on such Distribution Date to the holder of the Investor Certificate as described in clauses "seventh", "eighth" and "ninth" under " -- Priority of Payments and Allocation of Shortfalls" below. A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Mortgage Loan pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940. See "Certain Legal Aspects of Mortgage Loans --Soldiers and Sailors' Civil Relief Act" in the Prospectus. A "Prepayment Interest Shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the related Mortgage Rate on the Stated Principal Balance of such Mortgage Loan.

     Accrued interest to be paid on any Distribution Date will be calculated, in the case of each Class of Bonds and the Investor Certificate, on the basis of the related Class Principal Amount or Invested Amount, as applicable, immediately prior to such Distribution Date. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

PRINCIPAL

     General. All payments and other amounts received in respect of principal of the Mortgage Loans will be allocated among the Senior Bonds, the Subordinated Bonds and the Investor Certificate.

     Senior Principal Payment Amount. On each Distribution Date, the Available Funds remaining after payment of interest with respect to the Senior Bonds, up to the amount of the Senior Principal Payment Amount for such Distribution Date, will be distributed as principal of the Senior Bonds. The "Senior Principal Payment Amount" for any Distribution Date will equal the Senior Percentage of the sum of (a) the principal portion of the Scheduled

Payment due on each Mortgage Loan [on the related Due Date], (b) the principal portion of the purchase price of each Mortgage Loan that was purchased by [TMA] or another person pursuant to the Mortgage Loan Purchase Agreement (as defined herein) [or any optional purchase by the Master Servicer or the Company of a defaulted Mortgage Loan] as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the [calendar month] preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the [calendar month] preceding the month of such Distribution Date, the Stated Principal Balance of such Mortgage Loan, and (f) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Distribution Date.

     "Stated Principal Balance" means, as to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and Liquidation Proceeds received and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The "Pool Principal Balance" with respect to any Distribution Date equals the aggregate of the Stated Principal Balances of the Mortgage Loans outstanding on the Due Date in the month preceding the month of such Distribution Date.

     The "Senior Percentage" for any Distribution Date is the percentage equivalent of a fraction the numerator of which is the Senior Class Principal Amount immediately prior to such date and the denominator of which is the sum of
(i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount,
(iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date. The "Class B-1 Percentage" for any Distribution Date is the percentage equivalent of a fraction the numerator of which is the Class B-1 Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount, (iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date. The "Class B-2 Percentage" for any Distribution Date is the percentage equivalent of a fraction the numerator of which is the Class B-2 Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount, (iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date. The "Investor Percentage" for any Distribution Date will be calculated as the difference between 100% and the sum of the Senior Percentage, the Class B-1 Percentage and the Class B-2 Percentage for such date.

     Subordinated Principal Payment Amount. On each Distribution Date, to the extent of Available Funds therefor, the Class B-1 and Class B-2 Principal Payment Amounts for such Distribution Date will be distributed as principal of the Class B-1 and Class B-2 Bonds, respectively. The "Class B-1 Principal Payment Amount" and the "Class B-2 Principal Payment Amount" for any Distribution Date will equal the sum of (i) the Class B-1 Percentage or the Class B-2 Percentage, as applicable, of the sum of (a) the principal portion of the Scheduled Payment due on each Mortgage Loan [on the related Due Date], (b) the principal portion of the purchase price of each Mortgage Loan that was purchased by [TMA] or another person pursuant to the Mortgage Loan Purchase Agreement [or by the Master Servicer in connection with any optional purchase by the Master Servicer or the Company of a defaulted Mortgage Loan] as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the [calendar month] preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the [calendar month] preceding the month of such Distribution Date, the Stated Principal Balance of such Mortgage Loan and (f) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Distribution Date and (ii) any Class B-1 Principal Carryover Shortfall or Class B-2 Principal Carryover Shortfall, as the case may be. The "Class B-1 Principal Carryover Shortfall" for any Distribution Date will equal the excess of (a) the Original Class B-1 Principal Amount reduced by all amounts previously distributed to holders of the Class B-1 Bonds as payments of principal or Class B-1 Principal Carryover Shortfall, over (b) the Class B-1 Principal Amount immediately prior to such date. The "Class B-2 Principal Carryover Shortfall" for any Distribution Date will equal the excess of (a) the Original Class B-2 Principal Amount reduced by all amounts previously distributed to holders of the Class B-2 Bonds as payments of principal or Class B-2 Principal Carryover Shortfall, over (b) the Class B-2 Principal Amount immediately prior to such date.

     Invested Amount Payment. On each Distribution Date, to the extent of Available Funds therefor, the Invested Amount Payment for such Distribution Date will be distributed in reduction of the Invested Amount of the Investor Certificate. The "Invested Amount Payment" for any Distribution Date will equal the sum of (i) the Investor Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Mortgage Loan [on the related Due Date],
(b) the principal portion of the purchase price of each Mortgage Loan that was purchased by TMA or another person pursuant to the Mortgage Loan Purchase Agreement (as defined herein)[or any optional purchase by the Master Servicer or the Company of a defaulted Mortgage Loan] as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the [calendar month] preceding the month of such Distribution Date, and (e) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Distribution Date, and (ii) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the [calendar month] preceding the month of such Distribution Date, the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, after application of such amounts pursuant to clause (e) of the definition of Senior Principal Payment Amount, clause (e) of the definition of Class B-1 Principal Payment Amount and clause (e) of the definition of Class B-2 Principal Payment Amount.

PRIORITY OF PAYMENTS AND ALLOCATION OF SHORTFALLS

     Prior to the declaration that the Bonds are due and payable, on any Distribution Date Available Funds will be applied in the following order of priority:

     first, to the Senior Interest Payment Amount;

     second, to the Senior Principal Payment Amount;

     third, to the Class B-1 Interest Payment Amount;

     fourth, to the Class B-1 Principal Payment Amount;

     fifth, to the Class B-2 Interest Payment Amount;

     sixth, to the Class B-2 Principal Payment Amount;

     seventh, to the Certificate Interest Payment Amount;

     eighth, to the Invested Amount Payment; and

     ninth, to the holder of the Investor Certificate, the balance of any Available Funds remaining in the Bond Account.

     If a Realized Loss results in the Stated Principal Balances of the Mortgage Loans declining in an amount greater than the sum of (i) the payments of principal on the Senior Bonds, (ii) the payments of principal on the Class B-1 Bonds, (iii) the payments of principal on the Class B-2 Bonds and (iv) the payment in reduction of the Invested Amount, the Senior Percentage, the Class B-1 Percentage, the Class B-2 Percentage and the Investor Percentage may shift (as a result of their methods of computation as described above under " -- Principal") such that funds available in the Distribution Account for payments of principal on each future Distribution Date may be allocated in a higher ratio to the Offered Bonds as a result of such shortfall. This shift of the Senior Percentage, the Class B-1 Percentage, the Class B-2 Percentage and the Investor Percentage may cause the Offered Bonds to amortize more rapidly, and the Class B-2 Bonds and the Investor Certificate to amortize more slowly, than would otherwise have been the case in the absence of such shortfalls. An investor should consider the risk that, in the case of any Offered Bond purchased at a discount, a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Bond purchased at a premium, a faster than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, an investor in the Offered Bonds should consider the risk that there can be no assurance that investors in the Offered Bonds will be able to reinvest the payments thereon at yields equaling or exceeding the yields on such Bonds. It is possible that yields on any such reinvestments will be lower, and may be significantly lower, than the yields on the Offered Bonds. See "Risk Factors --Prepayments on the Mortgage Collateral will Affect Your Security" herein and "Risk Factors -- Prepayment and Yield Considerations; Reinvestment Risk" in the Prospectus. In general, a "Realized Loss" means, with respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the related Mortgage Loan exceeds the amount of Liquidation Proceeds applied to the principal balance of the related Mortgage Loan. A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the Master Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

     Under the Indenture, an Event of Default will not occur solely due to the occurrence of Shortfalls that affect only the Subordinated Bonds until all the Senior Bonds have been paid in full and then only if Shortfalls on the Subordinated Bonds have not been paid. In addition, an Event of Default by reason of any Shortfalls that affect the Senior Bonds will occur on any Distribution Date only when the Pool Principal Balance is less than the principal amount of the Senior Bonds outstanding after application of all available amounts on deposit in the Distribution Account on such Distribution Date. Nevertheless, at any time following an Event of Default arising from a Shortfall affecting the Senior Bonds, the holders of outstanding Bonds, whether Senior Bonds or Subordinated Bonds, representing more than 50% in principal amount of all Bonds then outstanding, may declare the Bonds due and payable or take any other action pursuant to the terms of the Indenture. Until the Bonds have been declared due and payable following an Event of Default, the holders of the Subordinated Bonds may not request the Bond Trustee to take any action, other than the application of available funds in the Distribution Account to pay principal and interest as provided herein, and may not otherwise cause any action to be taken to enforce the obligation of the Bond Issuer to pay principal and interest on the Subordinated Bonds. Additionally, prior to the Bonds being declared due and payable following an Event of Default, the Senior Bonds will not accrue interest in any form on the interest component of any Shortfall attributable to the Senior Bonds. Should an Event of Default occur, payments will be allocated on each Distribution Date in accordance with the priorities described herein under " -- Principal", which would otherwise be applicable on such Distribution Date had an Event of Default not occurred. See "The Agreements" in the Prospectus.

STATED MATURITY

     The Stated Maturity for each Class of Bonds is the date determined by the Company which is _____ years after the Distribution Date immediately following the latest maturity date of any Mortgage Loan. The Stated Maturity of each Class of Bonds is ____________, 20___.

STRUCTURING ASSUMPTIONS

     Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumed characteristics of the Mortgage Loans and the following additional assumptions (collectively, the "Structuring Assumptions"): (i) the Mortgage Pool consists of one Mortgage Loan with the following characteristics:

                                                                     Remaining
                                                     Original Term     Term
                                     Net Mortgage     in Maturity   to Maturity
Principal Balance Mortgage Rate          Rate         (In Months)   (In Months)
-------------------------------      --------------  -------------  ------------
$                                         %               %

(ii) the Mortgage Loans prepay at the specified constant Prepayment Assumptions,
(iii) no defaults in the payment by Mortgagors of principal of and interest on the Mortgage Loans are experienced, (iv) scheduled payments on the Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed prior to giving effect to prepayments received on the last day of the prior month, (v) prepayments are allocated as described herein without giving effect to loss and delinquency tests, (vi) there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date, (vii) the scheduled monthly payment for each Mortgage Loan has been calculated based on the assumed mortgage loan characteristics described in item (i) above such that each such mortgage loan will amortize in amounts sufficient to repay the principal balance of such assumed mortgage loan by its remaining term to maturity, (viii) the initial Class Principal Amount or Invested Amount, as applicable, of each Class of Bonds and the Investor Certificate, respectively, is as set forth on the cover page hereof [and under "Summary -- Securities Other than the Offered Bonds" herein], (ix) interest accrues on each Class of Bonds and the Investor Certificate at the applicable interest rate described on the cover hereof or described herein, (x) payments in respect of the Bonds and the Investor Certificate are received in cash on the ____th day of each month commencing in the calendar month following the Closing Date, (xi) the closing date of the sale of the Offered Bonds is ___________, 199___, (xii) [TMA] is not required to purchase or substitute for any Mortgage Loan and (xiii) [the Master Servicer or the Company does not exercise any option to purchase any Mortgage Loans described herein under " -- Optional Purchase of Defaulted Loans"] and the Bond Issuer does not exercise any option to redeem the Bonds as described herein under " -- Redemption at the Option of the Bond Issuer." While it is assumed that each of the Mortgage Loans prepays at the specified constant Prepayment Assumptions, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual Mortgage Loans which will be delivered to the Bond Trustee and characteristics of the Mortgage Loans assumed in preparing the tables herein.

     Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Assumption") represents an assumed rate of prepayment each month relevant to the then outstanding principal balance of a pool of mortgage loans. The Prepayment Assumption does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. A 100% Prepayment Assumption assumes a Constant Prepayment Rate ("CPR") of ____% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional ____% per annum in each month thereafter until the ___________month. Beginning in the __________ month and in each month thereafter during the life of such mortgage loans, a 100% Prepayment Assumption assumes a CPR of ____% per annum each month. As used in the tables below, a ____% Prepayment Assumption assumes a prepayment rate equal to ____% of the Prepayment Assumption. Correspondingly, a ____% Prepayment Assumption assumes a prepayment rate equal to ____% of the Prepayment Assumption, and so forth.

[OPTIONAL PURCHASE OF DEFAULTED LOANS

     The Master Servicer or the Company may, at its option, purchase from the Bond Issuer any Mortgage Loan which is delinquent in payment by _____ days or more. Any such purchase will be at a price equal to 100% of the Stated Principal Balance of such Mortgage Loan plus accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the related Mortgagor or advanced to the first day of the month in which such amount is to be distributed.]

WEIGHTED AVERAGE LIVES OF THE OFFERED BONDS

     The weighted average life of an Offered Bond is determined by (a) multiplying the amount of the reduction, if any, of the Class Principal Amount of such Bond on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Principal Amount of such Bond referred to in clause (a).

     For a discussion of the factors which may influence the rate of payments (including prepayments) of the Mortgage Loans, see "Risk Factors -- Prepayments on the Mortgage Collateral Will Affect Your Security" herein and "Risk Factors -
- Prepayment and Yield Considerations" in the Prospectus.

     In general, the weighted average lives of the Offered Bonds will be shortened if the level of prepayments of principal of the Mortgage Loans increases. However, the weighted average lives of the Offered Bonds will depend upon a variety of other factors, including the timing of changes in such rate of principal payments and the priority sequence of distributions of principal of the Classes of Bonds. See "Description of the Bonds -- Principal" herein.

     The interaction of the foregoing factors may have different effects on the Senior Bonds and the Class B-1 Bonds and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class of Offered Bonds. Further, to the extent the prices of the Offered Bonds represent discounts or premiums to their respective original Class Principal Amounts, variability in the weighted average lives of such Classes of Bonds will result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes of Offered Bonds may be affected at various constant Prepayment Assumptions, see the Decrement Tables below.

DECREMENT TABLES

     The following tables indicate the percentages of the initial Class Principal Amounts of the Classes of Offered Bonds that would be outstanding after each of the dates shown at various constant Prepayment Assumptions and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the Mortgage Loans will have the characteristics assumed, (ii) all of the Mortgage Loans will prepay at the constant Prepayment Assumptions specified in the tables or at any constant Prepayment Assumption or (iii) all of the Mortgage Loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal payments than indicated in the tables at the specified constant Prepayment Assumptions, even if the weighted average remaining term to maturity of the Mortgage Loans is consistent with the remaining terms to maturity of the Mortgage Loans specified in the Structuring Assumptions.


            PERCENT OF INITIAL CLASS PRINCIPAL AMOUNTS OUTSTANDING

                               [DECREMENT TABLES]



REDEMPTION AT THE OPTION OF THE BOND ISSUER

     The Bonds may be redeemed in whole, but not in part, at the Bond Issuer's option, on any Distribution Date on or after the earlier of (a) _______ years after the initial issuance of the Bonds and (b) the Distribution Date on which the sum of (i) the Senior Class Principal Amount (ii) the Class B-1 Principal Amount, (iii) the Class B-2 Principal Amount and (iv) the Invested Amount, after giving effect to payments to be made on such Distribution Date, is or less of the aggregate of the Stated Principal Balances of the Mortgage Loans as of the Cut-off Date, at a redemption price equal to 100% of the unpaid principal amount of such Bonds (including, in the case of the Class B-1 or Class B-2 Bonds, any unpaid Class B-1 or Class B-2 Principal Carryover Shortfall), plus accrued and unpaid interest at the applicable Bond Interest Rate through the month preceding the month in which such optional redemption date occurs. The Bonds are not otherwise subject to call or redemption at the option of the Bond Issuer nor are they subject to special redemption. See "Description of the Securities -- Redemption at the Option of the Issuer" in the Prospectus.

     Notice of any redemption to be made at the option of the Bond Issuer must be given by the Bond Issuer to the Bond Trustee not less than 30 days prior to the redemption date and must be mailed by the Bond Issuer or the Bond Trustee to affected Bondholders at least ten days prior to the redemption date.

CONTROLLING CLASS UNDER THE INDENTURE

     For the purposes described in the Prospectus under the headings "The Agreements -- Modification of Agreement," " -- Events of Default" and "Rights upon Events of Default," the "Controlling Class" shall be the Class A-1 Bondholders or, if the Class A-1 Bonds are no longer outstanding, the holders of the most senior Class of Subordinated Bonds then outstanding.

BOOK-ENTRY BONDS

     The Offered Bonds will be book-entry Bonds (each, a Class of "Book-Entry Bonds"). Persons acquiring beneficial ownership interests in the Offered Bonds ("Bond Owners") may elect to hold their Offered Bonds through the Depository Trust Company ("DTC") in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Bonds will be issued in one or more certificates which equal the aggregate principal amount of the Offered Bonds and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Bonds in minimum denominations representing Class Principal Amounts of $_______ and in multiples of $1,000 in excess thereof. Except as described below, no person acquiring a Book-Entry Bond (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Offered Bond (a "Definitive Bond"). Unless and until Definitive Bonds are issued, it is anticipated that the only "Bondholders" of the Offered Bonds will be Cede & Co., as nominee of DTC. Bond Owners will not be Bondholders as that term is used in the Indenture. Bond Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

     The beneficial owner's ownership of a Book-Entry Bond will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Bond will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate).

     Bond Owners will receive all payments of principal of, and interest on, the Offered Bonds from the Bond Trustee through DTC and DTC participants. While the Offered Bonds are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Bonds and is required to receive and transmit payments of principal of, and interest on, the Bonds. Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Bond Owners have accounts with respect to Offered Bonds are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Bond Owners. Accordingly, although Bond Owners will not possess certificates, the Rules provide a mechanism by which Bond Owners will receive payments and will be able to transfer their interest.

     Bond Owners will not receive or be entitled to receive certificates representing their respective interests in the Bonds, except under the limited circumstances described below. Unless and until Definitive Bonds are issued, Bond Owners who are not Participants may transfer ownership of Offered Bonds only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Offered Bonds, by book-entry transfer, through DTC for the account of the purchasers of such Offered Bonds, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Bonds will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Bond Owners.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the Offered Bonds, see "Federal Income Tax Consequences -- Withholding with Respect to Certain Foreign Investors" and " -- Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto (to be added by Amendment).

     Transfers between Participants will occur in accordance with DTC Rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Bonds, whether held for its own account or as nominee for another person. In general, beneficial ownership of Book-Entry Bonds will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear.
All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Payments on the Book-Entry Bonds will be made on each Distribution Date by the Bond Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Bonds that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Bonds that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Bonds may experience some delay in their receipt of payments, since such payments will be forwarded by the Bond Trustee to Cede & Co., as nominee of DTC. Payments with respect to Offered Bonds held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences -- Withholding with Respect to Certain Foreign Investors" and " -- Backup Withholding" in the Prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Bonds to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Bond, may be limited due to the lack of physical certificates for such Book-Entry Bonds. In addition, issuance of the Offered Bonds in book-entry form may reduce the liquidity of such Offered Bonds in the secondary market since certain potential investors may be unwilling to purchase Offered Bonds for which they cannot obtain physical certificates.

     Monthly and annual reports on the Bond Issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Bonds of such beneficial owners are credited.

     DTC has advised the Issuer and the Bond Trustee that, unless and until Definitive Bonds are issued in respect of the Offered Bonds, DTC will take any action permitted to be taken by the holders of the Book-Entry Bonds under the Indenture only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Bonds are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Bonds. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Bondholder under the Indenture on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Bonds which conflict with actions taken with respect to other Offered Bonds.

     Definitive Bonds will be issued to beneficial owners of the Book-Entry Bonds, or their nominees rather than to DTC, only if (a) DTC or the Bond Issuer advises the Bond Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Bonds and the Bond Issuer or the Bond Trustee is unable to locate a qualified successor or (b) the Bond Issuer, at its sole option, elects to terminate a book-entry system through DTC.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Bond Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the Definitive Bonds. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Bonds and instructions for re-registration, the Bond Trustee will issue Definitive Bonds, and thereafter the Bond Trustee will recognize the holders of such Definitive Bonds as Bondholders under the Indenture.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Offered Bonds among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the Master Servicer, the Company, the Bond Issuer or the Bond Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Bonds held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     For a description of the procedures generally applicable to the Book-Entry Securities, see "Description of the Securities -- Book-Entry Securities" in the Prospectus.]

[DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued pursuant to a Trust Agreement, dated as of ___________________ (the "Trust Agreement"), between the Depositor and the Certificate Trustee. The form of Trust Agreement has been filed as an exhibit to the Registration Statement of which the Prospectus Supplement and the Prospectus is a part. The following is a summary of the material terms of the Offered Certificates. Reference is made to the Prospectus for important additional information regarding the terms and conditions of the Trust Agreement and the Certificates. When particular provisions or terms used in the Trust Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The [Mortgage-Backed Certificates], Series 1998-__ (the "Certificates") will consist of the Class A-1 Certificates and the Class X Certificates (the "Class A-1 Certificates" and the "Class X Certificates," respectively, and collectively, the "Senior Certificates"), three classes of subordinated certificates (the "Class M-1 Certificates," the "Class B-1 Certificates" and the "Class B-2 Certificates, "respectively and collectively, the "Subordinate Certificates"), and the Class O Certificates (the "Ownership Certificates"). Only the Senior Certificates and the Class M-1 Certificates (the "Offered Certificates") are offered hereby.

     The Senior Certificates in the aggregate will evidence an initial beneficial ownership interest of approximately ____% in the Trust Fund Assets, the Class M-1 Certificates in the aggregate will evidence approximately ____% of the undivided interest in the principal balance of the Trust Fund Assets and the Class B-1 and Class B-2 Certificates evidence in the aggregate the remaining ____% undivided interest in the principal balance of the Trust Fund Assets. The Class X Certificates will have no principal balance, are entitled only to a portion of the interest on the Mortgage Loans and are not entitled to any distributions of principal. The Ownership Certificates will not have a Class Certificate Balance and will not bear interest.

     The Class A-1 Certificates will be issuable in (book-entry) (fully registered) form only. [The Class A-1 Certificates will be issued in minimum dollar denominations of $_______ and integral multiples of $_______ in excess thereof.] The Class X [and Class M-1] Certificates will be issued in fully registered certificated form in minimum dollar denomination of $________ and integral multiples of $________ in excess thereof. A single certificate of each Class may be issued in any amount in excess of the minimum denomination.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

     On or prior to the Closing Date, the Master Servicer will establish an account (the "Bond Account") with the Bond Trustee, which shall be maintained (as a separate trust account) by the Master Servicer in trust for the benefit of Certificateholders. Funds credited to the Bond Account may be invested for the benefit and at the risk of the Master Servicer in Eligible Investments, as defined in the Indenture, that are scheduled to mature on or prior to the business day preceding the next Distribution Date. On each Distribution Date, the Master Servicer shall withdraw from the Bond Account the amount of Available Funds and shall deposit such Available Funds in an account established and maintained with the Certificate Trustee on behalf of Certificateholders (the "Distribution Account").

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

     As more fully described herein, distributions will be made on the Certificates on each Distribution Date from Available Funds in the following order of priority: (i) to interest on each Class of Senior Certificates, (ii) to principal on the Class A-1 Certificates, up to the maximum amount of principal to be distributed on the Class A-1 Certificates on such Distribution Date, (iii) to interest on the Class M-1 Certificates, (iv) to principal on the Class M-1 Certificates, up the maximum amount of principal to be distributed on such Class on such Distribution Date, and (v) to interest on and then principal of each other Class of Subordinate Certificates, up to the maximum amount of interest and principal to be distributed on such Class on such Distribution Date [and subject to certain limitations set forth below under "Principal."]

DISTRIBUTIONS

     Distributions of principal and interest to holders of the Offered Certificates will be made on each Distribution Date to the extent of Available Funds to holders of record of such Offered Certificates on (the last day of the preceding month,) (the "Record Date") except that the final distribution in respect of any Class of Offered Certificates will be made only upon presentation and surrender of such Certificates at the office or agency appointed by the Certificate Trustee for that purpose in ______________________.

     Distributions of interest and principal to holders of Subordinate Certificates will be subordinate to distributions of interest on and principal of the Senior Certificates and distributions of interest and principal to holders of the Class B-1 and Class B-2 Certificates will be subordinate to distributions of interest on and principal of the Class M-1 Certificates. See " -- Allocation of Losses" and "Credit Enhancement."

     The aggregate amount of funds available in the Distribution Account on a Distribution Date for distribution on the Certificates is equal to "Available Funds." Available Funds for any Distribution Date is the amount received with respect to such Distribution Date from the Underlying Bond, which amount, prior to a Bond Event of Default, will be equal to the sum of (i) all scheduled installments of interest (net of related Expense Fees) and principal due on the first day of the month in which such Distribution Date occurs and received prior to the related Determination Date together with any Advances in respect thereof,
(ii) all insurance and liquidation proceeds (net of related expenses) received during the month preceding such Distribution Date, (iii) all partial or full prepayments received during the month preceding such Distribution Date and (iv) the amount required to be paid in respect of a Mortgage Loan that became required to be repurchased or substituted during the month preceding such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Master Servicer or a servicer is entitled to be reimbursed from the Bond Account pursuant to the Master Servicing Agreement. See "Trust Fund Assets -- Assignment of the Mortgage Loans" herein.

     The Certificate Trustee will forward with each distribution on a Distribution Date to each Offered Certificateholder a statement or statements setting forth, among other things, (i) the amount of such distribution allocable to principal and (ii) the amount of such distribution allocable to interest. Such amounts will be expressed as a dollar amount per $1,000 of Class Certificate Balance. See "Description of the Securities -- Reports to Securityholders" in the Prospectus for a detailed description of the information to be included in such statements.

INTEREST

     On each Distribution Date, each Class of Offered Certificates, to the extent of Available Funds on such Distribution Date applied in the order described above under " -- Priority of Distributions among Certificates," will be entitled to receive an amount allocable to interest equal to the sum of (i) one month's interest at the applicable Pass-Through Rate on the Class Certificate Balance or Class X Notional Amount, as the case may be, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior Distribution Dates and not subsequently distributed ("Unpaid Interest Amounts"). [Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.]

     The interest entitlement described above for each Class of Offered Certificates will be reduced by (i) such Class of Certificates allocable share of "Net Interest Shortfalls" with respect to such Distribution Date, which is equal to the amount of interest any Class of Certificateholders would otherwise have been entitled to receive with respect to any Mortgage Loan that was the subject of (a) a Relief Act Reduction (or (b) after the coverage provided by the Subordinate Certificates is exhausted for such type of loss, a Special Hazard Loss, Fraud Loss or a Bankruptcy Loss,) and (ii) such Class' pro rata share of Net Prepayment Interest Shortfalls. A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Mortgage Loan pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940. See "Certain Legal Aspects of Mortgage Loans -- Soldiers' and Sailors' Civil Relief Act" in the Prospectus. "Net Prepayment Interest Shortfall" is the amount by which the aggregate of Prepayment Interest Shortfalls during the calendar month immediately preceding the month in which the related Due Date occurs exceeds the aggregate amount of the Master Servicing Fee for such period. A "Prepayment Interest Shortfall" is the amount by which interest at the Net Mortgage Rate received in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the Net Mortgage Rate on the Principal Balance of the related Mortgage Loan that is prepaid. Each Class' pro rata share of such Net Prepayment Interest Shortfalls will be based on the amount of interest such Class of Certificates otherwise would have been entitled to receive.

     In the event that, on a particular Distribution Date, Available Funds on such Distribution Date applied in the order described above under " -- Priority of Distributions among Certificates," are not sufficient to make a full distribution of interest to holders of the Offered Certificates, interest will be distributed on such Class or Classes of Offered Certificates of equal priority in proportion to the amount of interest each such Class or Classes would otherwise have been entitled to receive in the absence of such shortfall. The amount of any resulting shortfall will be carried forward and added to the amount holders of each such Class of Offered Certificates will be entitled to receive on the next Distribution Date. Such a shortfall could occur, for example, if losses realized on the Mortgage Loans were exceptionally high or were concentrated in a particular month. Any such amount so carried forward will not bear interest.

PRINCIPAL

     On each Distribution Date, the Class A-1 Certificates will be entitled to receive a amount allocable to principal equal to the lesser of (x) Available Funds reduced by the amount of interest distributed on the Senior Certificates on such Distribution Date and (y) the sum of (i) the Class A-1 Percentage of (a) all scheduled payments of principal due on each Mortgage Loan on the Due Date for such Mortgage Loan in the month in which such Distribution Date occurs, (b) the Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the month preceding the month of such Distribution Date, (c) the Pool Principal Balance of each Mortgage Loan that was repurchased by TMA or another person as of such Distribution Date pursuant to the Mortgage Loan Purchase Agreement, (d) certain amounts that may be required to be paid in connection with any substitution of Mortgage Loans and (e) any net insurance or liquidation proceeds received during the month preceding the month of such Distribution Date allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans and (ii) the Class A-1 Prepayment Percentage of all partial principal prepayments and of all principal prepayments in full ("Principal Prepayments") received during such preceding month.

     On each Distribution Date, the Class M-1 Certificates will be entitled to receive an amount allocable to principal equal to the lesser of (x) Available Funds reduced by the amount of interest and principal distributed on the Senior Certificates and interest on the Class M-1 Certificates, in each case on such Distribution Date and (y) the sum of (i) the applicable Subordinate Percentage Allocation of the sum of the amounts calculated pursuant to clauses (a) through
(e) in the preceding paragraph for such Distribution Date and (ii) the applicable Subordinate Prepayment Percentage Allocation of all Principal Prepayments received during the preceding month.

     "Principal Balance" of a Mortgage Loan as of any Due Date is the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto (before any adjustment to such schedule by reason of moratorium or similar waive or grace period) for such Due Date, after giving effect to any previous partial payments and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the Mortgagor. The "Pool Principal Balance" will equal the aggregate of the Principal Balances of all Mortgage Loans. The "Due Date" for a Mortgage Loan is the first day of each calendar month on which the scheduled installment of principal and interest with respect thereto is due.

     The "Class A-1 Percentage" for any Distribution Date is the percentage obtained by dividing the sum of the Class Certificate Balance of the Class A-1 Certificates immediately prior to such date by the aggregate of the Class Certificate Balances of all Classes of Certificates immediately prior to such date. The "Subordinate Percentage" for any Distribution Date is the percentage calculated as the difference between 100% and the Class A-1 Percentage for such date.

     The "Subordinate Percentage Allocation" for any Distribution Date and Class of Subordinate Certificates, is equal to a fraction, the numerator of which is the related Class Certificate Balance immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Subordinate Certificates immediately prior to such date.

     The "Class A-1 Prepayment Percentage" for any Distribution Date occurring during the five years beginning on the first Distribution Date will, except as provided below, equal 100%. Thereafter, the Class A-1 Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Class A-1 Certificates while, in the absence of Realized Losses, increasing the interest in the principal balance of the Mortgage Loans evidenced by the Subordinate Certificates. Increasing the respective interest of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinate Certificates.

     The "Class A-1 Prepayment Percentage" for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the Class A-1 Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date; for any distribution Date in the second year thereafter, the Class A-1 Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Class A-1 Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Class A-1 Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Class A-1 Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Class A-1 Percentage exceeds the initial Class A-1 Percentage, in which case the Class A-1 Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no reduction to the Senior Prepayment Percentage will occur if [(i) as of the first Distribution Date as to which any such reduction applies, the dollar amount of all monthly payments on the Mortgage Loans due in each of the preceding six months that are delinquent 60 days or more exceeds a monthly average of ____% of all monthly payments due in such month (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Mortgage Pool), or (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) with respect to the Distribution Date in ___________, (____%) of the Class Certificate Balance of the Subordinate Certificates as of the Cut-off Date (the "Original Subordinate Principal Balance"), (b) with respect to the Distribution Date in _______, (____%) of the Original Subordinate Principal Balance, (c) with respect to the Distribution Date in __________, (____%) of the Original Subordinate Principal Balance, (d) with respect to the Distribution Date in _________, (____%) of the Original Subordinate Principal Balance, and (e) with respect to the Distribution Date in _________, (____%) of the Original Subordinate Principal Balance.]

     The "Subordinate Prepayment Percentage" for any Distribution Date is 100% minus the Senior Prepayment Percentage for such Distribution Date. The "Subordinate Prepayment Percentage Allocation" for any Distribution Date and Class of Subordinate Certificates, is equal to the product of the Subordinate Prepayment Percentage and a fraction, the numerator of which is the related Class Certificate Balance immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Subordinate Certificates immediately prior to such date.

     If on any Distribution Date the allocation to the Class of Certificates then entitled to principal of full and partial principal prepayments and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of such Class below zero, the distribution to such Class of Certificates will be limited to the amount necessary to reduce the related Class Certificate Balance to zero and any remaining portion thereof will be distributed to the Class of Certificates next entitled to distributions of principal.

ALLOCATION OF LOSSES

     On each Distribution Date, any Realized Loss on a Mortgage Loan, other than any Excess Loss, that results in a reduction of the principal balance of the Underlying Bond without a corresponding cash principal payment, will be allocated first, sequentially, to the Class B-2, Class B-1 and Class M-1 Certificates, in that order, in each case until the respective Class Certificate Balance thereof is reduced to zero, and thereafter to the Class A-1 Certificates.

     On each Distribution Date, Excess Losses will be allocated pro rata among the Class A-1 Certificates and the Subordinate Certificates based upon their respective Class Certificate Balances.

     In general, a "Realized Loss" means, with respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the Mortgage Loan. "Excess Losses" are (i) Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount, (ii) Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and (iii) Fraud Losses in excess of the Fraud Loss Coverage Amount. "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. "Special Hazard Losses" are Realized Losses in respect of Special Hazard Mortgage Loans. "Fraud Losses" are losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation. See "Credit Enhancement -- Subordination of Subordinate Certificates" herein.

     A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the Master Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "Special Hazard Mortgage Loan" is a Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the Prospectus under "Credit Enhancement -- Special Hazard Insurance Policies." See "Credit Enhancement -- Subordination of Subordinate Certificates" herein.

     The "Class Certificate Balance" of any Class of Certificates as of any Distribution Date is the initial Class Certificate Balance thereof, reduced by the sum of (i) all amounts previously distributed to holders of such Class as payments of principal and (ii) the amount of Realized Losses and Excess Losses allocated to such Class, as described above.

TERMINATION; OPTIONAL TERMINATION

     The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of the Securities -- Early Termination" and "The Agreements -- Termination of Trust Agreement" in the Prospectus. At its option, the Bond Issuer may redeem the Underlying Bond at par and thereby effect early retirement of the Certificates, on any Distribution Date on which the Pool Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance. In addition, the Depositor may exercise its option to repurchase the Trust Fund Assets on any Distribution Date on which the Pool Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance. The repurchase price for such Trust Fund Assets must be at least equal to the principal balance of outstanding Certificates, plus accrued interest. Distributions in respect of any such optional termination will be paid to Certificateholders in order of their priority of distribution as described under " --Priority of Distributions Among Certificates." In no event will the trust created by the Trust Agreement continue beyond the later of (a) the repurchase described above, (b) the expiration of 21 years from the death of the survivor of the person named in the Trust Agreement and (c) ____________________________________. The termination of the trust will be effected in a manner consistent with applicable federal income tax regulations [and the status of the Trust Fund Assets as a FASIT.]]

LAST SCHEDULED DISTRIBUTION DATE

     The Last Scheduled Distribution Date for each Class of Offered Certificates is the latest date on which the Class Certificate Balance is expected to be reduced to zero, and has been calculated on the basis of the assumptions described below under "Prepayment and Yield Considerations -- Assumptions Relating to Tables" except for the following additional assumptions: (describe). Since the rate of distributions in reduction of the Class Certificate Balance on each Class of Offered Certificates will depend on the rate of payment (including prepayments) of the Mortgage Loans as well as the frequency and severity of losses experienced by the Mortgage Pool, the Class Certificate Balance of any such Class could reach zero significantly earlier or later than its Last Scheduled Distribution Date. The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans.

[CONTROLLING CLASS OF CERTIFICATES

     For the purposes described in the Prospectus under the headings "The Agreements -- Modification of Agreements," " -- Events of Default" and "Rights upon Events of Default," the "Controlling Class" shall be the Class A-1 Bondholders or, if the Class A-1 Bonds are no longer outstanding, the Class B-1 Bondholders.]

[BOOK-ENTRY CERTIFICATES

     The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of each such Class of Offered Certificates which will be held by a nominee of The Depository Trust Company (together with any successor depository selected by the Depositor, the "Depository"). Beneficial interests in the Book-Entry Certificates will be indirectly held by investors through the book-entry facilities of the Depository, as described herein. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations of [$1,000] and in integral multiples in excess thereof, except that one Book-Entry Certificate of each such Class may be issued in an amount which is not an integral multiple of [$1,000]. The Depositor has been informed by the Depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the Book-Entry Certificates. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate").

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of the Depository (or of a participating firm that acts as agent for the Financial Intermediary, whose interests will in turn be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Depository participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a Book-Entry Certificate. Beneficial ownership of a Book-Entry Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and Depository participants.

     The Depository is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "Clearing Corporation" within the meaning of the Uniform Commercial Code as in effect in the State of New York and a "Clearing Agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository performs services for its participants, some of which (and/or their representatives) own the Depository. In accordance with its normal procedures, the Depository is expected to record the positions held by each Depository participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing the Depository and Depository participants as in effect from time to time.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to the Depository. The Depository will be responsible for crediting the amount of such payments to the accounts of the applicable Depository participants in accordance with the Depository's normal procedures. Each Depository participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to CEDE. Because the Depository can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     None of the Depositor, TMA or the Certificate Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by CEDE, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of the Depository, a Depository participant or an indirect Depository participant in whose name Book-Entry Certificates are registered, the ability of the Beneficial Owners of such Book-Entry Certificates to obtain timely payment may be impaired.

     Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Book-Entry Certificates will be CEDE, as nominee of the Depository. Beneficial owners of the Book-Entry Certificates will not be Certificateholders, as that term is used in the Trust Agreement. Beneficial owners are only permitted to exercise the rights of Certificateholders indirectly through Financial Intermediaries and the Depository. Monthly and annual reports on the Mortgage Pool provided by the Master Servicer to CEDE, as nominee of the Depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose Depository accounts the Book-Entry Certificates of such beneficial owners are credited.

     The Depository has advised the Depositor and the Certificate Trustee that, unless and until Definitive Certificates are issued, the Depository will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Trust Agreement only at the direction of one or more Financial Intermediaries to whose Depository accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to the Depository, only if
(a) the Depository or the Depositor advises the Certificate Trustee in writing that the Depository is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Certificate Trustee is unable to locate a qualified successor; (b) the Depositor, at its sole option, elects to terminate a book-entry system through the Depository; or (c) after the occurrence of a Certificate of Event of Default, beneficial owners having Percentage Interests aggregating not less than 51% of all Percentage Interests evidenced by each Class of the Book-Entry Certificates advise the Certificate Trustee and the Depository through the Financial Intermediaries in writing that the continuation of a book-entry system through the Depository (or a successor thereto) is no longer in the best interests of beneficial owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Certificate Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through the Depository of Definitive Certificates. Upon surrender by the Depository of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Certificate Trustee will issue the Definitive Certificates, and thereafter the Certificate Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Trust Agreement.]

THE TRUSTEE

     ___________________________ will be the Trustee under the Trust Agreement. The Depositor and _______________________ may maintain other banking relationships in the ordinary course of business with the Trustee. Offered Certificates may be surrendered at the Corporate Trust Office of the Trustee located at ______________________________________, Attention: _______________,
or at such other addresses as the Trustee may designate from time to time.]

[DESCRIPTION OF THE UNDERLYING BOND

GENERAL

     The Underlying Bond will be issued by the Bond Issuer pursuant to an Indenture dated as of ___________ between the Bond Issuer and _____________________ as Bond Trustee. The payments of principal and interest on the Underlying Bond will be the primary source for distributions on the Certificates. The Underlying Bond is payable solely from the limited assets of the Bond Issuer.

BOND DISTRIBUTIONS

     Distributions on the Underlying Bond will be made by the Bond Trustee on the __________ day of each month, or if such day is not a business day, on the first business day thereafter, commencing on ________________ (each a "Bond Distribution Date").

     Distributions on each Bond Distribution Date will be made by wire transfer in immediately available funds to the Distribution Account; provided, however, that the final payment in retirement of the Underlying Bond will be made only upon presentment and surrender of such Underlying Bond at the Corporate Trust Office of the Bond Trustee.

     "Available Funds" for the Bond Distribution Date will generally be equal to the sum of (i) the aggregate amount of scheduled payments on the Mortgage Loans due on the related Due Date and received by the Master Servicer on or prior to the related Withdrawal Date (net of the related Servicing Fees), (ii) any amounts representing miscellaneous fees and collections, including assumption fees collected from Mortgagors, to the extent not paid to the Master Servicer or any Servicer, and any amounts payable by the Master Servicer or the Company as reimbursement of any investment losses, (iii) any unscheduled payments and receipts on the Mortgage Loans, received during the calendar month preceding the month of such Bond Distribution Date including all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's or the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds"), all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise ("Liquidation Proceeds"), (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure), all partial or full prepayments received during such month and compensating interest paid by the applicable Servicer or Master Servicer if and to the extent provided for by the Servicing Agreement or Master Servicing Agreement, respectively, (iv) amounts received with respect to such Bond Distribution Date as the purchase price in respect of a Defective Mortgage Loan or Delinquent Mortgage Loans repurchased by [TMA] or any Substitution Adjustment Amount in respect of a Defective Mortgage Loan that has been substituted for in lieu of repurchase by [TMA], and the proceeds of any purchase of a Mortgage Loan by a Servicer as a result of a breach of a representation, warranty or covenant by such Servicer or of any other such purchase by a Servicer to the extent otherwise required or permitted under the applicable Servicing Agreement, and (v) all Advances made for such Bond Distribution Date in respect of the Mortgage Loans, in each case net of amounts reimbursable therefrom to the Master Servicer or any Servicer for Advances made with respect to prior Bond Distribution Dates and net of such amount as may be necessary to reimburse the Master Servicer or the Bond Trustee for certain costs and expenses (including any indemnification expenses) owed to either pursuant to the Master Servicing Agreement or the Indenture but only up to an amount set forth in the Master Servicing Agreement (the "Capped Amount"). With respect to any Bond Distribution Date, the "Due Date" is the first day of the month in which such Bond Distribution Date occurs; the "Due Period" is the period beginning on the second day of the preceding calendar month and ending on the Due Date in the current calendar month; and a "Withdrawal Date" is the date the Master Servicer transfers Available Funds from the Bond Account to the Distribution Account.

     As more fully described below, the Available Funds for each Bond Distribution Date will be distributed by the Bond Trustee at the direction of the Master Servicer in the following order of priority, to the payment of the following amounts for such Bond Distribution Date: first, the fee payable to the Bond Trustee under the Indenture and [TMA] under the Management Agreement, second, the Interest Payment Amount, third, the amount of any Bondholders' Interest Carryover, if applicable, fourth, the Basic Principal Amount, fifth, the Excess Cashflow Principal Amount, sixth, such amount as may be necessary to reimburse either the Master Servicer or the Bond Trustee for any amounts that would otherwise have been payable to it for costs and expenses but were in excess of the Capped Amount and seventh, any remaining amounts for such Bond Distribution Date to the holder of the Investor Certificate. The amount of Available Funds for any Bond Distribution Date after payment of the fees set forth in clause, first, above, is referred to herein as the "Net Available Funds" for such Bond Distribution Date.

BOND INTEREST

     The Bond Interest Rate on the Underlying Bond for each Bond Distribution Date is described herein under [ "Summary of Terms -- Bond Interest Rate."] Notwithstanding such description, if as of any Bond Distribution Date the Bond Interest Rate as described under [ "Summary of Terms -- Bond Interest Rate"] for such Bond Distribution Date exceeds the Weighted Average Net Mortgage Rate for the related Due Period, then the Bond Interest Rate for the related Interest Accrual Period will be equal to the Weighted Average Net Mortgage Rate (unless such Bond Distribution Date would be the seventh consecutive Bond Distribution Date on which the Bond Interest Rate would be equal to the Weighted Average Net Mortgage Rate, in which case, the Bond Interest Rate would be calculated as described under [ "Summary of Terms -- Bond Interest Rate."] If the Bond Interest Rate for any Bond Distribution Date is based on the Weighted Average Net Mortgage Rate, the excess of (a) the amount of interest on the Underlying Bond that would have accrued in respect of the related Interest Accrual Period had interest been calculated based on LIBOR (subject to the fixed-rate cap) over
(b) the amount of interest on the Underlying Bond actually accrued in respect of such Interest Accrual Period based on the Weighted Average Net Mortgage Rate, such excess, together with the unpaid portion of any such excess from prior Bond Distribution Dates (and interest accrued thereon, at the applicable rate calculated based on LIBOR (subject to the fixed-rate cap)) is referred to as the "Bondholders' Interest Carryover." Any Bondholders' Interest Carryover will be payable on the Bond Distribution Date when incurred or on any subsequent Bond Distribution Date to the extent that the Net Available Funds for such Bond Distribution Date are sufficient after distribution of the Interest Payment Amount for the Underlying Bond, as described herein under " -- Bond Distributions" above.

     On each Bond Distribution Date, the Underlying Bond will be entitled to receive an amount allocable to interest (the "Interest Payment Amount") equal to the sum of (i) interest at the Bond Interest Rate for the related Interest Accrual Period for the Underlying Bond on the then outstanding Principal Balance for such Bond immediately prior to such Bond Distribution Date, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Bond Distribution Date exceeded the amount actually distributed as interest on the Underlying Bond on such prior Bond Distribution Date and not subsequently distributed, together with, to the extent permitted by applicable law, interest on the amount described in clause (ii) at the related Bond Interest Rate. With respect to each Bond Distribution Date, the "Interest Accrual Period" will be the period commencing on the immediately preceding Bond Distribution Date (or, in the case of the first Interest Accrual Period, commencing on the Closing Date) and ending on the date immediately preceding such Bond Distribution Date.

     Accrued interest to be paid on any Bond Distribution Date will be calculated on the basis of the then outstanding Principal Balance for the Underlying Bond immediately prior to such Bond Distribution Date. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

LIBOR RATE DETERMINATION

     On the second business day prior to the commencement of each Interest Accrual Period after the initial Interest Accrual Period for the Underlying Bond (each a "LIBOR Rate Determination Date"), the Master Servicer will determine LIBOR.

     "LIBOR" means, as of any LIBOR Rate Determination Date, the rate for deposits in United States dollars for a period equal to the relevant Interest Accrual Period (commencing to the first day of such Interest Accrual Period) which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Accrual Period (commencing on the first day of such Interest Accrual Period). The Master Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in The City of New York, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Accrual Period (commencing on the first day of such Interest Accrual Period).

     "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service of the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

     The Bond Interest Rate for the first Bond Distribution Date will equal ____% per annum.

     The establishment of LIBOR (or an alternative index) by the Master Servicer and the Master Servicer's subsequent calculation of the Bond Interest Rate on the Underlying Bond for the Interest Accrual Period, in the absence of willful misconduct, bad faith or manifest error, will be final and binding. The Bond Interest Rate on the Underlying Bond for any applicable Interest Accrual Period may be obtained by telephoning the Master Servicer at _____________.

BOND PRINCIPAL

     On each Bond Distribution Date, the "Principal Payment Amount" will equal the sum for such Bond Distribution Date of the Basic Principal Amount and the Excess Cash Flow Principal Amount, if any. In no event will the Principal Payment Amount with respect to any Bond Distribution Date be greater than the then outstanding Bond Principal Balance of the Underlying Bond.

     The "Basic Principal Amount" for any Bond Distribution Date will be equal to the lesser of (a) the Net Available Funds remaining after distribution of the Interest Payment Amount and any Bondholders' Interest Carryover for such Bond Distribution Date, (b) the Principal Distributable Amount for such Bond Distribution Date and (c) the amount necessary, if any, to reduce the Bond Principal Balance to the Targeted Principal Balance for such Bond Distribution Date.

     The "Principal Distributable Amount" for any Bond Distribution Date will be equal to the sum of:

          (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or Advanced (as defined herein) on the Mortgage Loans with respect to the related Due Date;

          (ii) the principal portion of all proceeds received with respect to such Bond Distribution Date of (x) the repurchase of a Defective Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) or a Delinquent Mortgage Loan by [TMA] or (y) any Mortgage Loan purchased by the applicable Servicer to the extent required or permitted under the applicable Servicing Agreement, during the preceding calendar month; and

          (iii) the principal portion of all other unscheduled collections received during the second preceding calendar month (or deemed to be received during such month) (including, without limitation, full and partial principal prepayments made by the respective Mortgagors, Liquidation Proceeds and Insurance Proceeds), to the extent not distributed in the preceding month.

          The "Targeted Principal Balance" for any Bond Distribution Date will mean the Bond Principal Balance that is equal to (x) the Pool Principal Balance with respect to such Bond Distribution Date minus (y) the Specified Overcollateralization Amount for such Bond Distribution Date.

     The "Specified Overcollateralization Amount" will be an amount to be determined pursuant to the Master Servicing Agreement. For each Bond Distribution Date, the Specified Overcollateralization Amount will adjust pursuant to the parameters set forth in the Master Servicing Agreement and such parameters may themselves be amended without the consent of the Bondholder or the Bond Trustee by agreement of the Bond Issuer with the advice of tax counsel.

     The "Excess Cash Flow Principal Amount" for any Bond Distribution Date will be equal to the lesser of (i) the Net Monthly Excess Cashflow, if any, for such Bond Distribution Date and (ii) the amount necessary, if any, after application of the Basic Principal Amount for such Bond Distribution Date, to reduce the Bond Principal Balance to the Targeted Principal Balance for such Bond Distribution Date. The "Net Monthly Excess Cashflow" for any Bond Distribution Date is equal to the amount of Net Available Funds, if any, remaining after payment of (i) the Interest Payment Amount, (ii) the amount of any Bondholders' Interest Carryover, and (iii) the Basic Principal Amount.

INVESTOR CERTIFICATE PAYMENT

     No payments shall be made on the Investor Certificate on any Bond Distribution Date on which funds available to pay principal on the Bond are insufficient to reduce the Bond Principal Balance to the Targeted Principal Balance, i.e., at any time at which the Overcollateralization Amount is less than the Specified Overcollateralization Amount. Conversely, on any Bond Distribution Date on which Net Available Funds remain after payment of the amount, if any, required to reduce the Bond Principal Balance to the Targeted Principal Balance for such Bond Distribution Date, and, if applicable, the payment of any Bondholders' Interest Carryover, and the payment of costs and expenses to the Master Servicer and the Bond Trustee, respectively, in excess of the respective Capped Amount such remaining Net Available Funds shall be distributed to the holder of the Investor Certificate, which shall initially be the Company. Any amounts so distributed shall have been released from the lien of the Indenture and shall no longer be available to make payments on the Underlying Bond.

BOND CREDIT ENHANCEMENT

     OVERCOLLATERALIZATION RESULTING FROM CASHFLOW STRUCTURE

     As described under " -- Bond Principal" above, after the Closing Date, principal distributions on the Underlying Bond will be made on each Bond Distribution Date, to the extent of funds available therefor, in amounts up to the amount necessary to maintain the Overcollateralization Amount at a level equal to the Specified Overcollateralization Amount.

     The Indenture provides that, on any Bond Distribution Date, all unscheduled collections on account of principal with respect to Mortgage Loans during the calendar month preceding the calendar month in which such Bond Distribution Date occurs will be distributed on the Underlying Bond on such Bond Distribution Date. If any Mortgage Loan becomes a Liquidated Mortgage, the Liquidation Proceeds related thereto and allocated to principal may be less than the principal balance of the related Mortgage Loan, the amount of any such insufficiency is generally defined as a "Realized Loss." The principal balance of any Mortgage Loan after it becomes a Liquidated Mortgage Loan shall equal zero. The Indenture does not contain any rule which requires that the amount of any Realized Loss be distributed to the Bondholder on the Bond Distribution Date which immediately follows the event of loss, i.e., the Indenture does not require the current recovery of losses by the Underlying Bondholder. However, the occurrence of a Realized Loss will reduce the Overcollateralization Amount and may therefore increase the required principal distribution on the Underlying Bond to the extent that such reduction causes the Overcollateralization Amount to be less than the Specified Overcollateralization Amount. The effect of the foregoing is to allocate losses to overcollateralization by reducing payments on the Mortgage Loans which the holder of the Investor Certificate would otherwise receive.

     EXCESS SPREAD

     "Excess Spread" refers to the positive spread that may exist between the Weighted Average Net Mortgage Rate and the Bond Interest Rate. Whether at any time any such positive spread exists will depend on a variety of factors, including the relationship of the movements in the indices applicable to the Mortgage Loans and that applicable to the Underlying Bond, over which no prediction can be made or assurance given.

STATED MATURITY

     The Stated Maturity for the Underlying Bond is the date determined by the Company which is the Bond Distribution Date immediately following the latest maturity date of any Mortgage Loans. The Stated Maturity of the Underlying Bond is ______________.

BOND REDEMPTION

     The Underlying Bond may be redeemed in whole, but not in part, at the Bond Issuer's option, on any Bond Distribution Date on or after the earlier of (a) years after the Closing Date and (b) the Bond Distribution Date after which the Pool Principal Balance with respect to such Bond Distribution Date is ____% or less of the Initial Pool Principal Balance, at a redemption price equal to 100% of the unpaid Bond Principal Balance, plus accrued and unpaid interest thereon at the Bond Interest Rate (the "Redemption Price"). In addition, the Redemption Price would include any then outstanding Bondholders' Interest Carryover. If the Bond Issuer does not exercise its option to redeem the Underlying Bond on the first Payment Date on which it is permitted to do so, on the next succeeding Bond Distribution Date, (a) the Bond Interest Rate will be increased for the remainder of the life of the Underlying Bond to the less of (i) a per annum floating rate equal to LIBOR for the related Interest Accrual Period plus ____% and (ii) ____% per annum.

     [The Underlying Bond will be subject to mandatory redemption and retirement by the Bond Issuer at the Redemption Price in the event that the Master Servicer or the Company exercises its option to purchase all of the remaining Mortgage Loans. Such option may be exercised by the Master Servicer (or if the Master Servicer fails to exercise such option, by the Company) on any Bond Distribution Date after the Bond Distribution Date with respect to which the Pool Principal Balance is equal to ____% or less of the Initial Pool Principal Balance at a price determined pursuant to the Master Servicing Agreement, which price shall not be less than the amount necessary to redeem the Underlying Bond at the Redemption Price, provided, however, that the Master Servicer or the Company will notify the Bond Issuer of the intent to exercise the option and the Bond Issuer will have 90 days during which it may exercise its right to sell the remaining Mortgage Loans and mandatorily redeem the Underlying Bond.]

     See "Description of the Securities -- Redemption of Bonds -- Optional Redemption" in the Prospectus.


                      PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

     Because principal payments on the Mortgage Loans will be distributed to Certificateholders, the rate of principal payments on the Offered Securities, the aggregate amount of each interest payment on the interest bearing Offered Securities and the yield to maturity of Offered Securities purchased at a price other than par are directly related to the rate of prepayments of principal on the Mortgage Loans. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments (for this purpose, the term "principal prepayment" includes prepayments and any other recovery of principal in advance of its scheduled Due Date, including liquidation due to default, casualty, condemnation and the like). Any such prepayments will result in distributions to holders of the Offered Securities of amounts which would otherwise be distributed over the remaining term of the Mortgage Loans. The rate at which mortgage loans in general prepay may be influenced by a number of factors, including general economic conditions, mortgage market interest rates, availability of mortgage funds and homeowner mobility. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to prepay at higher rates than if prevailing rates remain at or above the interest rates on the Mortgage Loans. Conversely, if interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease.

     The timing of changes in the rate of prepayments may significantly affect the actual yield to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Securities will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. The yield on the Class X Securities will be highly sensitive to the rate and timing of prepayments on the Mortgage Loans. A rapid rate of principal prepayments on the Mortgage Loans (as defined below) may have a material negative effect on the yield of the Class X Securities. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Offered Securities. See "--Yield on Class X Securities" herein.

     As described herein under "Description of the Securities -- Principal," the Class A-1 Prepayment Percentage of Principal Prepayments and excluding for this purpose, liquidations due to default, casualty, condemnation and the like, will be initially distributed to the Class A-1 Securities. This may result in all (or a disproportionate percentage) of such principal prepayments being distributed to holders of the Class A-1 Securities and none (or less than their pro rata share) of such principal prepayments being distributed to holders of Subordinate Securities during the periods of time described in the definition of "Class A-1 Prepayment Percentage."

     [Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty.] The rate of payment of principal may also be affected by any repurchase of the Mortgage Loans permitted or required by the Master Servicing Agreement and the Mortgage Loan Purchase Agreement. See "Trust Fund Assets -- The Mortgage Pool -- Assignment of the Mortgage Loans" and "Description of the Securities -- Termination; Optional Termination" herein.

     Each monthly interest payment on a Mortgage Loan will be calculated as the product of one-twelfth of the applicable Mortgage Rate at the time of such calculation and the then unpaid principal balance on such Mortgage Loan. The Net Mortgage Rate with respect to each Mortgage Loan will be similarly calculated on a loan-by-loan basis, by subtracting from the applicable Mortgage Rate the related Expense Rate.

     The effective yield to holders of interest bearing Offered Securities will be reduced slightly below the yield otherwise produced by the applicable Pass-Through Rate because, while interest will accrue from the first day of each month, the distribution of such interest will not be made until the ________th day of the month following the month of accrual.

     [Substantially all] of the Mortgage Loans will include due-on-sale clauses which allow the holder of the Mortgage Loan to demand payment in full of the remaining principal balance upon sale or certain transfers of the property securing such Mortgage Loan. The Master Servicer, or the applicable servicer, will enforce "due-on-sale" clauses to the extent permitted by applicable law. Each Mortgage Note which contains "Due-on-sale" provisions permits the holder of the Mortgage Note to accelerate the maturity of the Mortgage Loan upon conveyance by the Mortgagor of the underlying Mortgage Property. The Master Servicer, or the applicable servicer, will enforce any "due-on-sale" clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Master Servicer or any such servicer will not take any action in relation to the enforcement of any "due-on-sale" provisions which would impair or threaten to impair any recovery under any related Primary Mortgage Insurance Policy. Acceleration of Mortgage Loans as a result of enforcement of such "due-on-sale" provisions in connection with transfers of the related Mortgage Properties or the occurrence of certain other events resulting in acceleration would affect the level of prepayments on the Mortgage Loans, thereby affecting the weighted average lives of the Classes of the Offered Securities.

     [See "Description of the Securities -- Termination; Optional Termination" herein for a description of the Board Issuer's right to redeem the Underlying Bond and the Master Servicer's option to repurchase the Mortgage Loans. TMA may be required to repurchase Mortgage Loans because of defective documentation or material breaches in its representations and warranties with respect to such Mortgage Loans. Any such repurchases will shorten the weighted average lives of the Classes of Offered Securities.]

     [Although each of the Mortgage Loans bears interest at an adjustable Mortgage Rate, the [semi-annual] [annual] adjustments of the Mortgage Rate for any Mortgage Loan will not exceed the Periodic Rate Cap and the Mortgage Rate will in no event exceed the Maximum Rate for such Mortgage loan, regardless of the level of interest rates generally or the rate otherwise produced by the Index and the Gross margin.] [In addition, such adjustments will be subject to rounding to the nearest one-eighth of 1%.

ASSUMPTIONS RELATING TO TABLES

     The Decrement Tables have been prepared on the basis of the following assumptions (the "Assumptions"'): [described assumptions]. Although the characteristics of the mortgage loans for the Decrement Tables have been prepared on the basis of the characteristics of the Mortgage Loans which are expected to be in the Pool, there is no assurance that the Assumptions will reflect the actual characteristics or performance of the Mortgage Loans or that the performance of the Offered Securities will conform to the results set forth in the tables.

WEIGHTED AVERAGE LIVES OF THE OFFERED SECURITIES

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of an Offered Certificate until each dollar in reduction of the Class Certificate Balance thereof is distributed to the investor. The weighted average lives of such Classes of Offered Securities will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayments" includes prepayments and liquidations due to default, casualty, condemnation and the like), the timing of changes in such rate of payments and the priority sequence of distributions of principal of such Offered Certificate, The interaction of the foregoing factors may have different effect on each Class of Offered Securities and the effects on any such Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any such Class of Offered Securities. For an example of the weighted average lives of the Offered Securities are affected by the foregoing factors at various constant percentages of PSA, see the Decrement Tables below.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Prepayment Standard Assumption ("PSA"), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. A prepayment assumption of 100% PSA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% PSA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% PSA" assumes prepayment rates equal to 0% of PSA, i.e., no prepayments. Correspondingly, "125% PSA" assumes prepayment rates equal to 125% of PSA, and so forth. PSA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool mortgage loans, including the Mortgage Loans. The Depositor believes that no existing statistics of which it is aware provide a reliable basis for holders of Offered Securities to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

     The Decrement Tables set forth below have been prepared on the basis of the Assumptions described above under "-Assumptions Relating to Tables." There will be discrepancies between the characteristics of the actual Mortgage Loans included in the Pool and the characteristics of the Mortgage Loans assumed in preparing the Decrement Tables. Any such discrepancy may have any effect upon the percentages of initial Class Securities Balances outstanding set forth in the Decrement Tables (and the weighted average lives of the Offered Securities). In addition, to the extent that the Mortgage Loans that actually are included in the Mortgage Pool have characteristics that differ from those assumed in preparing the following Decrement Tables, the Class Securities Balance of any such Class of Offered Securities will be reduced to zero earlier or later than indicated by such Decrement Tables.

     Furthermore, the information contained in the Decrement Tables with respect to the weighted average life of any Offered Certificate is not necessarily indicative of the weighted average life of such Class of Offered Securities that might be calculated or projected under different or varying prepayment assumptions.

     It is not likely that (i) all of the Mortgage Loans will have the Mortgage Rates or remaining terms to maturity assumed or (ii) the Mortgage Loans will prepay at the indicated percentage of PSA until maturity. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which includes many recently originated Mortgage Loans) could produce slower or faster distributions in reduction of Class Certificate Balances than indicated in the Decrement Table at the various percentages of PSA specified.

     Based upon the foregoing assumptions, the following Decrement Tables indicate the projected weighted average life of each Class of the Offered Securities and set forth the percentages of the initial Class Certificate Balance of each such Class that would be outstanding after each of the dates shown at various constant percentages of the PSA.

                                DECREMENT TABLES
      PERCENTAGE OF INITIAL CLASS CERTIFICATE BALANCE OUTSTANDING FOR THE OFFERED SECURITIES AT THE RESPECTIVE PERCENTAGES OF PSA SET FORTH BELOW:

DISTRIBUTION DATE                 CLASS A-1                CLASS M-1
-----------------           ---------------------    ---------------------
                            %    %    %    %    %    %    %    %    %    %
                            -    -    -    -    -    -    -    -    -    -

Initial Class Certificate
    Balance...............



Weighted Average Life ( in
  years)..................
Years to Maturity.........

(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of each distribution of the Class Certificate Balance thereof by the number of years from the date of the issuance of the Offered Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Class Certificate Balance of the Offered Securities of such Class.

YIELD ON CLASS X SECURITIES

     The significance of the effects of prepayments on the Class X Securities is illustrated in the following table entitled "Sensitivity of the Class X Securities to Prepayments," which shows the pre-tax yield (on a corporate bond equivalent basis ) to holders of such Securities under different constant percentages of the Prepayment Assumption. The yields of such Securities set forth in the following table were calculated using the assumptions specified above for the Decrement Tables and assuming that the purchase price of the Class X Securities is approximately ______% for 100% of such Class of Securities and such Securities are purchase on [date].

     AS INDICATED IN THE FOLLOWING TABLE, THE YIELD TO INVESTORS IN THE CLASS X SECURITIES WILL BE HIGHLY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS (ESPECIALLY THOSE WITH HIGH NET MORTGAGE RATES), WHICH GENERALLY CAN BE PREPAID AT ANY TIME. ON THE BASIS OF THE ASSUMPTIONS DESCRIBED ABOVE, THE YIELD TO MATURITY ON THE CLASS X SECURITIES
WOULD BE 0% IF PREPAYMENTS WERE TO OCCUR AT A CONSTANT RATE OF APPROXIMATELY   %
OF THE PREPAYMENT ASSUMPTION. USING SUCH ASSUMPTION, IF THE ACTUAL PREPAYMENT RATE OF THE MORTGAGE LOANS WERE TO EXCEED THE FOREGOING RATE FOR AS LITTLE AS ONE MONTH (WHILE EQUALING SUCH RATE FOR ALL OTHER MONTHS), INVESTORS IN THE CLASS X SECURITIES WOULD NOT RECOVER FULLY THEIR INITIAL INVESTMENTS.

     It is not likely that the Mortgage Loans will prepay at a constant rate until maturity or that all of the Mortgage Loans will prepay at the same rate or that they will have the characteristics assumed. There can be no assurance that the Mortgage Loans will prepay at any of the rates shown in the table or at any other particular rate. The timing of changes in the rate of prepayments may affect significantly the yield realized by a holder of a Class X Certificate and there can be no assurance that the pre-tax yield to an investor in the Class X Securities will correspond to any of the pre-tax yields shown herein. Each investor must make its own decision as to the appropriate prepayment assumptions to be used in deciding whether or not to purchase a Class X Certificate.

                           SENSITIVITY OF THE CLASS X
                          CERTIFICATES TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                                      % OF PREPAYMENT ASSUMPTION
                                      --------------------------
                              50%   75%  100% 125% 200%
                              ---   ---  ---- ---- ----

Pre-Tax Yields to Maturity... %     %    %    %    %

     The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class X Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of the Class X Certificates indicted above and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments of interest on the Class X Certificates and consequently does not purport to reflect the return on any investment in the Class X Certificates when such reinvestment rates are considered.

                               CREDIT ENHANCEMENT

SUBORDINATION OF SUBORDINATED CERTIFICATES

     The rights of Subordinate Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of Senior Certificateholders, and the rights of the holders of the Class B-1 and Class B-2 Certificates to receive such distributions will be further subordinated to such rights of the Mezzanine Certificates, in each case only to the extent described herein. The subordination of the Subordinate Certificates to the Senior Certificates and the subordination of the Class B-1 and Class B-2 Certificates to the Mezzanine Certificates is intended to increase the likelihood of receipt, respectively, by Senior Certificateholders and Mezzanine Certificateholders, respectively, of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against Realized Losses, other than Excess Losses.

     In addition, the Subordinate Certificates will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud Losses up to the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount, respectively, as described below. However, in certain circumstances the amount of available subordination may be exhausted and shortfalls in distributions on the Certificates may result. Holders of the Senior Certificates will bear their proportionate share of any losses realized on the Mortgage Loans in excess of the available subordination amount.

     The Subordinated Certificates will provide protection to the Classes of Certificates of higher relative priority against (i) Special Hazard Losses in an initial amount expected to be up to approximately $_________ (the "Special Hazard Loss Coverage Amount"), (ii) Bankruptcy Losses in an initial amount expected to be up to approximately $__________ (the "Bankruptcy Loss Coverage Amount") and (iii) Fraud Losses in an initial amount expected to be up to approximately $_________ (the "Fraud Loss Coverage Amount").

     The Special Hazard Loss Coverage Amount will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of [(a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the aggregate principal balances of the Mortgage Loans secured by Mortgage Properties located in the single [California] postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the Closing Date.] All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

     The Fraud Loss Coverage Amount will be reduced, from time to time, by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: [(a) on the first and second anniversaries of the Cut-off Date, to an amount equal to the excess of ____% of the Cut-off Date Pool Principal Balance over the cumulative amount of Fraud Losses allocated to the Certificates, (b) on the third and fourth anniversaries of the Cut-off Date, to an amount equal to the excess of ____% of the Cut-off Date Pool Principal Balance over the cumulative amount of Fraud Losses allocated to the Certificates and (c) on the fifth anniversary of the Cut-off Date, to zero.]

     The Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the Certificates.

     The amount of coverage provided by the Subordinate Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses may be canceled or reduced from time to time for each of the risks covered, provided that the then current ratings of the Certificates assigned by the Rating Agencies are not adversely affected thereby. [In addition, a reserve fund or other form of credit support may be substituted for the protection provided by the Subordinated Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses.]

     As used herein, a "Deficient Valuation" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the Mortgaged Property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in the value of the related Mortgaged Property, the amount of the secured debt could be reduced to such value, and the holder of such Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value so assigned to the Mortgaged Property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "Debt Service Reduction") of the amount of the monthly payment on the related Mortgage Loan. Notwithstanding the foregoing, no such occurrence shall be considered a Debt Service Reduction or Deficient Valuation so long as the Master Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and (i) such Mortgage Loan is not in default with respect to payments due thereunder or (ii) scheduled monthly payments of principal and interest are being advanced by the Master Servicer without giving effect to any Debt Service Reduction.

     [Other Types of Credit Enhancement, if any.]

     [Credit enhancement for the Senior Bonds will be provided by the Subordinated Bonds and by the Investor Certificate. Credit enhancement for the Class B-1 Bonds will be provided by the Class B-2 Bonds and by the Investor Certificate. Credit enhancement for the Class B-2 Bonds will be provided by the Investor Certificate. The rights of holders of the Subordinated Bonds and the Investor Certificate to receive payments with respect to the Mortgage Loans will be subordinated to such rights of the holders of the Senior Bonds, the rights of the holders of the Class B-2 Bonds and the Investor Certificate will be subordinated to such rights of the holders of the Class B-1 Bonds, and the rights of the holder of the Investor Certificate will be subordinated to such rights of the holders of the Class B-2 Bonds, in each case only to the extent described herein.

     The subordination of (i) the Subordinated Bonds and the Investor Certificate to the Senior Bonds, (ii) the Class B-2 Bonds and the Investor Certificate to the Class B-1 Bonds and (iii) the Investor Certificate to the Class B-2 Bonds are each intended to increase the likelihood of timely receipt by the holders of Bonds with higher relative payment priority of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against losses resulting from defaults on Mortgage Loans to the extent described herein. However, the amount of protection afforded by subordination may be exhausted and Shortfalls in payment on the Offered Bonds could result. Any losses realized on the Mortgage Loans in excess of the related available subordination amount will result in losses on the Offered Bonds. See "Description of the Bonds--Priority of Payments and Allocation of Shortfalls" herein]

                        SERVICING OF THE MORTGAGE LOANS


THE MASTER SERVICER

___________ will act as the Master Servicer. The principal executive offices of
_______ are located at _____________________________.

     The Master Servicer will be responsible for servicing the Mortgage Loans in accordance with the terms set forth in a master servicing agreement (the "Master Servicing Agreement") among the Issuer, the Master Servicer and the [applicable Trustee.] The Master Servicer may perform certain of its servicing obligations under the Master Servicing Agreement through one or more servicers (each, a "Servicer") pursuant to one or more mortgage servicing agreements (each, a "Servicing Agreement"). The Master Servicer will administer and supervise the performance of each Servicer, who may in turn be administering and supervising the performance of the subservicers of the Mortgage Loans. Notwithstanding any such servicing arrangements, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement.


SERVICING AND COLLECTION PROCEDURES

     On or prior to the Closing Date, the Master Servicer will enter into a separate Servicing Agreement with each Servicer to perform as an independent contractor, servicing functions for the Master Servicer subject to its supervision. Such servicing functions will include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of certain insurance claims and, if necessary, foreclosure. The Master Servicer may permit a Servicers to contract with subservicers to perform some or all of the Servicer's servicing duties, but the Servicer will not thereby be released from its obligations under the related Servicing Agreement. The Master Servicer also may enter into subservicing agreements directly with an affiliate of a Servicer or permit a Servicer to transfer its servicing rights and obligations to a third party. In such instances, the affiliate or third party, as the case may be, will perform servicing functions comparable to those normally performed by the Servicer as described above, and the Servicer will not be obligated to perform such servicing functions. When used herein with respect to servicing obligations, the term Servicer includes any such affiliate or third party. The Master Servicer may perform certain supervisory functions with respect to servicing by the Services directly or through an agent or independent contractor and the Master Servicer will be responsible for administering and servicing the Mortgage Loans pursuant to the Master Servicing Agreement.

     On or before the related Closing Date, the Master Servicer will establish one or more accounts into which each Servicer will remit collections on the Mortgage Loans serviced by it (net of the Servicer's related servicing compensation). For purposes of the Master Servicing Agreement, _______________, as Master Servicer, will be deemed to have received any amounts with respect to the Mortgage Loans that are received by a Servicer regardless of whether such amounts are remitted by the Servicer to the Master Servicer. The Master Servicer has reserved the right to remove the Servicer servicing any Mortgage Loans in the event such Servicer defaults under its Servicing Agreement and will exercise that right if the Master Servicer considers such removal to be in the best interest of the Securityholders. In the event that the Master Servicer removes a Servicer, the Master Servicer will continue to be responsible for servicing the related Mortgage Loans.


FORECLOSURE, DELINQUENCY AND LOSS EXPERIENCE

     The following table summarizes the foreclosure, delinquency and loss experience, respectively, of the Master Servicer's mortgage loans as of ______________. The delinquency percentages may be affected by the size and relative lack of seasoning of the servicing portfolio because many of such loans were not outstanding long enough to give rise to some or all of the periods of delinquency indicated in the chart below. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount, or severity of delinquency or losses on the applicable Mortgage Loans, and no assurances can be given that the delinquency or bankruptcy experience presented in the table below will be indicative of such experience on such Mortgage Loans. The sum of the columns below may not equal the total indicated due to rounding.


                 DELINQUENCY STATUS AS OF _____________ /(1)/


                                             Dollars        Percent       Units      Percent
                                             -------        -------       -----      -------
          Current....................   $                         %
          30-59 days .................
          60-89 days .................
          90+ days ...................
          Foreclosures ...............
          Delinquent Bankruptcy.......
          Current Bankruptcy..........
                                        ==============   ==========     ========     =======
             Total....................  $                         %
                                        ==============   ==========     ========     =======
          Net Loss/2/.................  $                      ---           ---          --
                                        ==============

----------
(1) Delinquencies are reported on a contractual basis.
(2) There is no material difference between gross loss and net loss.

     There can be no assurance that factors beyond the Master Servicer's control, such as national or local economic conditions or downturn in the real estate markets in which the Mortgaged Properties are located, will not result in increased rates of delinquencies and foreclosure losses in the future.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Expense Fees with respect to the Mortgage Loans are payable out of the interest payments on each Mortgage Loan. The Expense Fees will vary from Mortgage Loan to Mortgage Loan. The rate at which the Expense Fees accrue (the "Expense Fee Rate") will range from _____% to ___% per annum, in each case of the Stated Principal Balance of the related Mortgage Loan. As of the Cut-off Date, the weighted average Expense Fee Rate equaled approximately __%. The Expense Fees consist of (a) master servicing compensation payable to the Master Servicer in respect of its master servicing activities (the "Master Servicing Fee"), (b) servicing compensation payable to the Servicers in respect of their servicing activities (the "Servicing Fee"), and [(c) fees payable to the applicable Trustee in respect of its activities as trustee under the Indenture and fees of the Certificate Trustee under the Trust Agreement]. The Master Servicing Fee will be ____% per annum of the Stated Principal Balance of each Mortgage Loan. The Servicing Fee payable to each Servicer will vary by Mortgage Loan and will range from ____% to ____% per annum, in each case of the Stated Principal Balance of the related Mortgage Loan serviced by such Servicer. The Master Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Loans and incurred by the Master Servicer in connection with its responsibilities under the Master Servicing Agreement and such amounts will be paid by the Master Servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described herein under "-Adjustment to Master Servicing Fee and Invested Amount in Connection with Certain Prepaid Mortgage Loans." The Master Servicer or the related Servicer will also be entitled to receive late payment fees, assumption fees and other similar charges. [The Master Servicer will be entitled to receive all reinvestment income earned on amounts on deposit in the Bond Account and the Distribution Account.] The Net Mortgage Rate of a Mortgage Loan is the Mortgage Rate thereof minus the related Expense Fee Rate.


Adjustment to Servicing Fee and Invested Amount in Connection with Certain Prepaid Mortgage Loans

     When a borrower prepays all or a portion of a Mortgage Loan between scheduled monthly payment dates ("Due Dates"), the borrower is required to pay interest on the amount prepaid only to the date of prepayment. [Principal prepayments received from the 2nd day through the 15th day of a month are included in the related distribution on the 25th day of the same month, and accordingly no shortfall in interest otherwise distributable to holders of the Offered Certificates results. Conversely, Principal Prepayments received from the 16th day of a month to the first day of the following month are not distributed until the 25th day of such following month, and accordingly an interest shortfall (a "Prepayment Interest Shortfall") would result. The period from the 16th day of the month prior to a Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) to and including the 15th day of the month in which such Distribution Date occurs is herein referred to as the "Prepayment Period."] In order to mitigate the effect of any such shortfall in interest distributions to Securityholders on any Distribution Date, one-half of the amount of the Servicing Fee otherwise payable to the Master Servicer for such month (the "Compensating Interest") shall, to the extent of such shortfall, be deposited by the Master Servicer in the Security Account for distribution to Securityholders entitled thereto on such Distribution Date. However, any such reduction in the Servicing Fee will be made only to the extent of one-half of the Servicing Fee otherwise payable to the Master Servicer with respect to Scheduled Payments on Mortgage Loans having the Due Date to which such Distribution Date relates. Any such deposit by the Master Servicer will be reflected in the distributions to Securityholders entitled thereto made on the Distribution Date on which the Principal Prepayment received would be distributed.

Advances

     Subject to the following limitations, the Master Servicer will be required to advance its own funds, or funds in the Security Account that are not required to be distributed on such Distribution Date, in an amount equal to the aggregate of payments of principal and interest on the Mortgage Loans (adjusted to the applicable Net Mortgage Rate) that were due on the related Due Date and delinquent on the related Determination Date, together with an amount equivalent to interest (adjusted to the applicable Net Mortgage Rate) deemed due on each Mortgage Loan as to which the related Mortgaged Property has been acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan ("REO Property"), such latter amount to be calculated after taking into account any rental income from such Mortgaged Property (any such advance, an "Advance," and the date of any such Advance, as described herein, a "Master Servicer Advance Date").

     Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Securities rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances with respect to delinquent payments of principal of or interest on each Mortgage Loan (with such payments of interest adjusted to the related Net Mortgage Rate) to the extent that such Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan. If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the distribution to the Securityholders on the related Distribution Date. [Any failure by a Servicer to advance funds as required under the related Servicing Agreement will constitute a default thereunder, in which case the Master Servicer will be obligated to make any such advance in accordance with the terms of the Master Servicer Agreement.] Any failure by the Master Servicer to make an Advance as required under the Master Servicing Agreement will constitute an event of default thereunder, in which case the ________________, as successor master servicer, or such other entity as may be appointed as successor master servicer, will be obligated to make any such Advance in accordance with the terms of the Master Servicing Agreement.[Subject to the terms of the Bond Insurance Policy, the Bond Insurance Policy will provide protection to the Senior Bondholders against any shortfall resulting from delinquencies as to which a required Advance is not made as described above or is determined to be non-recoverable to the extent such short-falls is not otherwise covered by Available Funds.]


                        FEDERAL INCOME TAX CONSEQUENCES

     Due to the complexity of the Federal Income Tax Rules applicable to Offered Securities and the considerable uncertainty that exists with respect to many aspects of those rules, potential investors should consult their own tax advisors regarding the tax treatment of the acquisition, ownership and disposition of the Offered Securities.

     Refer to discussion in the accompanying Prospectus.


                                 ERISA MATTERS

     A fiduciary of a pension, profit-sharing, stock bonus plan or individual retirement account, including a plan for self employed individuals and their employees or any other employee benefit plan subject to the prohibited transaction provisions of the Code or the fiduciary responsibility provisions of the Employee Retirement Income Security Acto of 1974 ("ERISA") (collectively, a "Plan"), should consider (i) whether the ownership of the Securities is in accordance with the documents and instruments governing the Plan, (ii) whether the ownership of the Securities is inconsistent with the fiduciary's responsibilities and satisfies the requirements of Part 4 of Subtitle A of Title I of ERISA (if applicable) and, in particular, the diversification., prudence and liquidity requirements of Section 404 of ERISA, (iii) the prohibitions under ERISA on improper delegation of control over, or responsibility for "plan assets" and ERISA's imposition of co-fiduciary liability on a fiduciary who participates in, or permits (by action or inaction) the occurrence of, or fails to remedy a known breach of duty by another fiduciary with respect to plan assets, and (iv) the need to value the assets of the Plan annually.

     In connection with item (iii) above, if the Securities are deemed to be equity interests in the Issuer and no statutory, regulatory or administrative exemption applies, the Issuer could be considered to hold plan assets by reason of a Plan's investment in the Securities. If the Issuer were deemed to hold plan assets, the fiduciary of an investing Plan may face liability for violation of the rules under ERISA and the Code defining "prohibited transactions." However, if the equity participation in the Securities by Plan investors is not "significant," then the Issuer will not be deemed to hold plan assets. Equity participation is not "significant" if at all times less than 25 percent of the value of each class of Securities is held by Plans, individual retirement accounts and other employee benefit plans not subject to ERISA. Consequently, in order to insure that equity participation by Plans is not significant, Securities may not be purchased by any Plan unless such Plan receives prior written consent from the Company. Acceptance of Securities by a purchaser shall be deemed to be (i) a representation from the purchaser that (a) it is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person action on behalf of any such plan or arrangement to effect purchase or (b) its purchase has been expressly consented to by the Company and (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing Securities with funds contained in and "insurance company general account" (as such term is defined in Section V(e) or Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Securities are covered by PTCE 95-60.


                                    RATINGS

     It is a condition to the issuance of Offered Securities that the Offered Securities be rated [Aaa] and [AAA] by _______________ and _____________, respectively, [and that the Underlying Bond be rated no lower than one of the four highest rating categories by each such firm.]

     Ratings on mortgage pass-through certificates address the likelihood of receipt by Securityholder payments required under the [Trust Agreement.].


     _____________'s and ______________'s ratings take into consideration the credit quality of the Mortgage Collateral including any credit enhancement providers, structural and legal aspects associated with the Offered Securities, and the extent to which the payment stream of the Mortgage Collateral is adequate to make payments required under the Offered Securities._____________'s and ______________ 's ratings on the Offered Securities do not, however, constitute a statement regarding frequency of prepayments on the Mortgage Collateral or address the remote possibility that, in the event of the insolvency of TMA or the Depositor, the sale of the Offered Securities may be recharacterized as a financing and that as a result of such recharacterization, the Senior Securities may be accelerated. The ratings also do not address the possibility that, as a result of principal payments, holders of the Securities may receive a lower than anticipated yield and that in extreme cases, holders of stripped pass-through certificates, such as the Class X Certificates, may fail to recoup their initial investments.

     The Depositor has not requested a rating of any class of Offered Securities by any rating agency other that ________________ and ____________. However, there can be no assurance as to whether any other rating agency will rate the Offered Securities, or if it does, what rating would be assigned by such other rating agency. The rating assigned by any such other rating agency to a class of Offered Securities may be lower than the ratings assigned by ________________ and __________________.

     The rating of the Offered Securities should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at anytime by the assigning rating agency.

                             PLAN OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement and ________________, (the "Underwriter"), the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Underwritten Securities. Distribution of the Underwritten Securities will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Underwritten Securities, the Underwriter may be deemed to have received compensation from the Depositor in the form of the underwriting discounts.

     [The Depositor proposes to offer the Class A-1 Certificates with original principal balance of $____ for sale to TMA in a privately negotiated transaction. TMA will initially pledge its Class A-1 Certificates to [name of lender] to secure indebtedness. TMA or its pledgees, donees, transferees or other successors in interest may, from time to time, offer such Class A-1 Certificates for sale to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale.]

     The Depositor has been advised by the Underwriter that it intends to make a market in the Offered Securities but has no obligation to do so. There can be no assurance that a secondary market for the Offered Securities will develop or, if it does develop, that it will continue.

     [The Underlying Bond will be held by the Certificate Trustee as part of the Trust Fund Assets and hence may be deemed to be indirectly offered and sold to investors in the Securities.]

     The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                 LEGAL MATTERS

     The validity of the Securities and certain federal income tax and ERISA matters will be passed upon for the Issuer by Jeffers, Wilson, Shaff & Falk, LLP, Irvine, California. _____________________ will act as counsel for the underwriters.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS OR OTHER INFORMATION THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDED YOU WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL NOR IS IT SEEKING AN OFFER TO BUY THESE SECURITIES IN ANY STATE OR JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, THE OFFER OR SALE IS NOT PERMITTED. THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. UNTIL , ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


              TABLE OF CONTENTS

            PROSPECTUS SUPPLEMENT

Incorporation of Certain Documents by Reference            PAGE
                                                           ----
Summary..............................................
Risk Factors.........................................
The Issuer...........................................
Description of the Bonds.............................
Credit Enhancement...................................
Trust Fund Assets....................................
Servicing of the Mortgage Loans......................
Use of Proceeds......................................
Federal Income Tax Considerations....................
ERISA Matters........................................
Method of Distribution...............................
Legal Matters........................................
Ratings..............................................
Index of Defined Terms...............................

                     PROSPECTUS

Prospectus Supplement................................
Available Information................................
Incorporation of Certain Documents by Reference......
Summary..............................................
Risk Factors.........................................
Introduction.........................................
THE ISSUERS..........................................
Use of Proceeds......................................
Mortgage Loan Acquisition............................
Description of the Bonds.............................
Trust Fund Assets....................................
Credit Enhancement...................................
Servicing of the Mortgage Loans......................
The Agreements.......................................
Certain Legal Aspects of Mortgage Loans..............
Federal Income Tax Considerations....................
State Tax Considerations.............................
Legal Investment.....................................
ERISA Matters........................................
Rating...............................................
Plan of Distribution.................................
Legal Matters........................................
Index of Certain Definitions.........................


                    [SECURITIES]



         ------------------------------------

         ------------------------------------

                     PROSPECTUS
                     SUPPLEMENT


                    [UNDERWRITER]


                   _________, 1998

                 SUBJECT TO COMPLETION, DATED SEPTEMBER 30, 1998

PROSPECTUS

                    THORNBURG MORTGAGE FUNDING CORPORATION
                                   DEPOSITOR
                                  $50,000,000
                              (AGGREGATE AMOUNT)
                          MORTGAGE BACKED SECURITIES
                             (ISSUABLE IN SERIES)

                             _____________________

         Thornburg Mortgage Funding Corporation, a Delaware corporation (the "Company" or "Depositor"), proposes to establish one or more trusts to issue and sell from time to time under this Prospectus and related Prospectus Supplements one or more Series of Collateralized Mortgage Bonds (the "Bonds") and/or Mortgage Backed Certificates (the "Certificates" and, together with the Bonds, the "Securities"). This Prospectus covers up to $50,000,000 in aggregate offering price of Securities. Each Series of Bonds will be secured by the assets of a trust ("Trust Fund Assets") and each Series of Certificates will evidence beneficial ownership of the Trust Fund Assets in the related trust. The Trust Fund Assets supporting each Series of Securities will consist primarily of mortgage collateral (the "Mortgage Collateral") acquired from third party originators consisting of one or more of the following: (i) adjustable-rate, first lien mortgage loans secured by one- to four-family residential properties (the "Floating Rate Mortgage Loans") (ii) fixed-rate, first lien mortgage loans secured by one- to four-family residential properties (the "Fixed Rate Mortgage Loans" and, together with the Floating Rate Mortgage Loans, the "Mortgage Loans"), (iii) mortgage pass-through securities (the "Agency Securities" or "Agency Certificates") issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") (iv) privately issued non-agency pass-through securities ("Non- Agency Securities") representing an undivided interest in a pool of mortgage loans, (Agency Securities and Non-Agency Securities are sometimes referred to collectively as "Pass-Through Securities"), (v) to a limited extent, adjustable rate junior mortgage loans or
(vi) a combination of Agency Certificates and/or Non-Agency Securities and Mortgage Loans. Each Series of Securities will be supported by the Mortgage Collateral and other items included in the Trust Fund Assets for such Series of Securities. The Trust Fund Assets for a Series of Securities may also include certain cash accounts, insurance policies, surety bonds, guaranteed investment contracts, cross- collateralization, reinvestment income, guaranties, letters of credit or derivative arrangements to the extent described herein and in the related Prospectus Supplement. Certain capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto elsewhere in this Prospectus. See "Index of Certain Definitions" on page _____ of this Prospectus for the location of the definitions of certain capitalized terms.

         Each Series of Securities will consist of one or more Classes. Interest on the Securities will accrue at a fixed rate, a variable rate or a combination thereof, as determined in the manner specified in the related Prospectus Supplement. Principal payments on each Class of a Series will be made in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, one or more Classes of Securities of a Series may be entitled to receive payments of principal, interest or any combination thereof prior to one or more other Classes of Securities of such Series either for the life of such Securities or during certain periods. A Series of Securities may include one or more Classes entitled to (i) principal distributions, with disproportionate, nominal or no interest distributions or
(ii) interest distributions, with disproportionate, nominal or no principal distributions. In addition, a Series of Securities may include one or more Classes of Securities that are senior in right of payment to one or more other Classes of such Series. Any credit enhancement for a Series of Securities will be as specified in the related Prospectus Supplement.

         The rate of payment of the principal of each Class of Securities will generally depend, among other things, on the rate of payment (including prepayments) of the Mortgage Collateral pledged as security or underlying such Class of Securities. Consequently, the actual maturity of any Class of Securities could occur substantially sooner than its Stated Maturity. Each Series of Securities may be redeemed under the circumstances described herein and in the related Prospectus Supplement. In certain cases, a Series of Securities may be titled "Mortgage-Backed Callable Securities" depending on the terms of any redemption or early termination provisions of such Series.

         FOR A DISCUSSION OF THE MATERIAL RISK FACTORS RELATING TO INVESTMENTS IN THE BONDS, SEE "RISK FACTORS" COMMENCING ON PAGE _____ OF THIS PROSPECTUS.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

         Each Series of Securities will be issued by a separate trust (each, an "Issuer") established by the Company, will represent obligations solely of such Issuer and will not be insured or guaranteed by GNMA, FNMA or FHLMC or any other governmental agency or instrumentality or by the Company, any affiliate of the Company, or, unless otherwise specified in the related Prospectus Supplement, any other person or entity. No Issuer of any Series of Securities is expected to have significant assets other than those pledged as collateral for such Series of Securities. Prior to issuance, there will have been no market for the Securities of any Series, and there can be no assurance that a secondary market for any Securities will develop or, if it does develop that it will continue or provide Securityholders with a sufficient level of liquidity of investment. This Prospectus may not be used to consummate sales of a Series of Securities unless accompanied by a Prospectus Supplement.

         Bonds of each Series will be characterized for federal income tax purposes as debt instruments. See "Federal Income Tax Considerations" herein. If so specified in the related Prospectus Supplement, one or more elections will be made to treat the Trust Fund Assets (or specified portions thereof) evidenced by a Series of Certificates as a "financial asset securitization investment trust" (a "FASIT") or to treat a trust as a "real estate mortgage investment conduit" (a "REMIC"), for federal income tax purposes.

         Offers of the Securities of any Series may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement.
                              September 30, 1998.

         UNTIL 90 DAYS AFTER THE DATE OF EACH PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES COVERED BY SUCH PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THE DISTRIBUTION THEREOF, MAY BE REQUIRED TO DELIVER SUCH PROSPECTUS SUPPLEMENT AND THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                             PROSPECTUS SUPPLEMENT

         The Prospectus Supplement relating to a Series of Securities to be offered hereunder will, among other things, set forth with respect to such Series of Securities, if applicable: (i) information concerning the Issuer of such Series of Securities; (ii) the principal amount and the interest rate, or the method to be used to determine the interest rate, of each Class of such Series of Securities; (iii) certain characteristics of the Mortgage Collateral included in the Trust Fund Assets supporting such Series of Securities and, if applicable, information as to any insurance policies, surety bonds, guaranties, derivative arrangements, cross-collateralization, reinvestment income, guaranteed investment contracts or letters of credit, and the amount and source of any Reserve Fund or other cash account for the Securities of such Series;
(iv) the circumstances, if any, under which the Securities of such Series are subject to special redemption or optional redemption; (v) the Stated Maturity of each Class of Securities of such Series; (vi) the method used to calculate the aggregate amount of principal required to be applied to the Securities of such Series on each Payment Date and the priority in which such payments will be applied among the Classes of Securities of such Series; (vii) the principal amount of each Class of Securities of such Series that would be outstanding on specified Payment Dates if the Mortgage Loans or the mortgage loans underlying the Certificates, as the case may be, pledged as security for such Securities, were prepaid at various assumed rates; (viii) the Payment Dates and the Assumed Reinvestment Rate for such Series of Securities; (ix) information as to the nature and extent of subordination with respect to any Class of Securities of such Series that is subordinate in right of payment to any other Class; (x) any minimum principal payment requirements and the terms of any related minimum principal payment agreement with respect to such Series of Securities; (xi) additional information with respect to the plan of distribution of the Securities of such Series; and (xii) information as to the Master Servicer and the Bond Trustee or Certificate Trustee for such Series.


                             AVAILABLE INFORMATION

         The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, New York, New York 10048. The Commission also maintains a Web site at http://www.sec.gov from which such Registration Statement and exhibits may be obtained.

         No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents subsequently filed by or on behalf of the Securities Issuer referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Issuer shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus. None of the Company, the Master Servicer or the Trustee for any Series intends to file with the Commission periodic reports with respect to the related Issuer following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act, but the related Issuer may elect to continue reporting in its sole discretion.

         The Trustee or such other entity specified in the related Prospectus Supplement on behalf of any Issuer will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the Corporate Trust Office of the Trustee or the address of such other entity specified in the accompanying Prospectus Supplement. Included in the accompanying Prospectus Supplement is the name, address, telephone number and, if available, facsimile number of the office or contact person at the Corporate Trust Office of the Trustee or such other entity.

                               Table of Contents

                                                                                                               Page
SUMMARY  .........................................................................................................1

RISK FACTORS.....................................................................................................19
         Prepayment..............................................................................................19
         Risks Associated with Payment Characteristics of Classes of Securities..................................19
         Limited Liquidity of Investment.........................................................................19
         Risks Associated with Nature of Mortgage Loans..........................................................20
         Credit Considerations and Risks.........................................................................22
         Bankruptcy and Insolvency Risks.........................................................................24
         Environmental Risks.....................................................................................25
         Ratings of the Securities...............................................................................25
         Effects of Book-Entry Registration......................................................................26
         Pre-Funding Accounts May Result in Reinvestment Risk....................................................26
         Pre-Funding Accounts May Adversely Affect Investment....................................................27
         Consequences of OID Discount Securities.................................................................27

INTRODUCTION.....................................................................................................28

THE ISSUERS......................................................................................................29
         General  ...............................................................................................29
         The Company.............................................................................................30

USE OF PROCEEDS..................................................................................................30

MORTGAGE LOAN ACQUISITION........................................................................................30
         Re-Underwriting Standards...............................................................................30
         Underwriting Standards..................................................................................30
         Quality Control.........................................................................................32
         Representations by Sellers; Repurchases.................................................................32

TRUST FUND ASSETS................................................................................................33
         General  ...............................................................................................33
         The Mortgage Loans......................................................................................34
         Agency Securities.......................................................................................37
         Non-Agency Securities...................................................................................42
         Substitution of Mortgage Collateral.....................................................................43
         Optional Purchase of Defaulted Mortgage Loans...........................................................44
         Bond and Distribution Accounts..........................................................................44
         Pre-Funding Account.....................................................................................45

DESCRIPTION OF THE SECURITIES....................................................................................46
         General  ...............................................................................................46
         Distributions on Securities.............................................................................48
         Redemption of Securities................................................................................50
         Early Termination.......................................................................................50
         Call Protection and Guarantees..........................................................................51
         Weighted Average Life of the Securities.................................................................51
         Categories of Classes of Securities.....................................................................52
         Reports to Securityholders..............................................................................55
         Book-Entry Securities...................................................................................56

CREDIT ENHANCEMENT...............................................................................................59
         General  ...............................................................................................59
         Subordination...........................................................................................59
         Reserve Funds...........................................................................................60
         Mortgage Pool Insurance Policies........................................................................61
         Special Hazard Insurance Policies.......................................................................62
         Bankruptcy Bonds........................................................................................63
         Bond Insurance Policies, Surety Bonds and Guaranties....................................................63
         Letter of Credit........................................................................................63
         Over-Collateralization..................................................................................64
         Cross-Collateralization.................................................................................64
         Excess Spread...........................................................................................64
         Minimum Principal Payment Agreement.....................................................................64
         Derivative Arrangements.................................................................................65

SERVICING OF THE MORTGAGE LOANS..................................................................................66
         General  ...............................................................................................66
         Payments on Mortgage Loans..............................................................................67
         Collection Procedures...................................................................................67
         Junior Mortgages........................................................................................69
         Servicing and Other Compensation and Payment of Expenses................................................69
         Prepayments.............................................................................................69
         Evidence as to Compliance...............................................................................70
         Advances and Other Amounts Payable by Master Servicer...................................................70
         Resignation of Master Servicer..........................................................................71
         Stand-by Master Servicer................................................................................71
         Special Servicing Agreement.............................................................................71
         Certain Matters Regarding the Master Servicer and the Company...........................................71
         Servicing Defaults......................................................................................72
         Rights Upon Servicing Default...........................................................................72
         Amendment of Master Servicing Agreement.................................................................72

THE AGREEMENTS...................................................................................................73
         Modification of Agreement...............................................................................73
         Events of Default.......................................................................................74
         Rights Upon Events of Default...........................................................................74
         Certain Indenture Covenants of the Issuer...............................................................75
         Issuer's Annual Compliance Statement....................................................................75
         Bond Trustee's Annual Report............................................................................75
         Satisfaction and Discharge of Indenture.................................................................75
         Termination of Trust Agreement..........................................................................75
         The Trustee.............................................................................................75

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS..........................................................................76
         General  ...............................................................................................76
         Junior Mortgages........................................................................................76
         Foreclosure/Repossession................................................................................76
         Rights of Redemption....................................................................................78
         Anti-Deficiency Legislation and Other Limitations on Lenders............................................78
         Environmental Risks.....................................................................................79
         Due-on-Sale Clauses.....................................................................................80
         Enforceability of Prepayment Charges and Late Payment Fees..............................................80
         Applicability of Usury Laws.............................................................................81
         Soldiers' and Sailors' Civil Relief Act.................................................................81
         Subordinate Financing...................................................................................81

FEDERAL INCOME TAX CONSIDERATIONS................................................................................82
         Classification of the Issuer and the Bonds..............................................................82

         Taxation of the REMIC and its Holders...................................................................83
         Taxation of the FASIT and its Holders...................................................................87
         Tax Status as a Grantor Trust...........................................................................89
         Interest and Original Issue Discount....................................................................92
         Premium  ...............................................................................................94
         Election to Treat All Interest as Original Issue Discount...............................................94
         Realized Losses.........................................................................................94
         Sale or Redemption......................................................................................94
         Market Discount.........................................................................................95
         Withholding with Respect to Certain Foreign Investors...................................................96
         Backup Withholding......................................................................................96

STATE TAX CONSIDERATIONS.........................................................................................97

LEGAL INVESTMENT.................................................................................................97

ERISA MATTERS....................................................................................................98
         General  ...............................................................................................98
         Prohibited Transactions.................................................................................98

RATINGS  .......................................................................................................100

PLAN OF DISTRIBUTION............................................................................................101

LEGAL MATTERS...................................................................................................101

INDEX OF CERTAIN DEFINITIONS....................................................................................102

                                    SUMMARY

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the related Prospectus Supplement with respect to the Series of Securities offered thereby and to the related Agreements (as defined herein). Certain capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto elsewhere in this Prospectus. See "Index of Certain Definitions" on page ___ of this Prospectus for the location of the definitions of certain capitalized terms.

Securities Offered.................     The Securities offered hereby will be
                                        Collateralized Mortgage Bonds (the
                                        "Bonds") and Mortgage-Backed
                                        Certificates (the "Certificates"). Each
                                        series of Securities will be supported
                                        by or, in the case of Pass-Through
                                        Securities, will evidence an ownership
                                        interest in Trust Fund Assets consisting primarily of mortgage collateral (the
                                        "Mortgage Collateral") comprised of one
                                        or more of the following: (i) fixed-
                                        rate, first or junior lien mortgage
                                        loans secured by one- to four-family
                                        residential properties (the "Fixed Rate
                                        Mortgage Loans"), (ii) floating-rate,
                                        first or junior lien mortgage loans
                                        secured by one-to four-family
                                        residential properties (the "Floating
                                        Rate Mortgage Loans" and, together with
                                        the Fixed Rate Mortgage Loans, the
                                        "Mortgage Loans"), (iii) mortgage pass-
                                        through securities (the "Agency
                                        Securities") issued or guaranteed by the Government National Mortgage Corporation
                                        ("GNMA"), the Federal National Mortgage
                                        Corporation ("FNMA") or the Federal Home
                                        Loan Mortgage Corporation ("FHLMC"),
                                        (iv) privately issued mortgage pass-
                                        through certificates ("Private
                                        Securities"), or (v) a combination of
                                        Agency Securities, Private Securities
                                        and Mortgage Loans. The Mortgage Loans
                                        primarily will be secured by one-to
                                        four-family residential properties or
                                        other properties as described in
                                        "Mortgage Loan Acquisition--the Mortgage
                                        Loans." In certain limited circumstances if set forth in the related Prospectus
                                        Supplement, in addition to the Mortgaged
                                        Properties, the Mortgage Loans may be
                                        secured by additional collateral
                                        consisting of mortgage liens on other
                                        real property, pledges securities or
                                        cash equivalents. The Trust Fund Assets
                                        for a Series of Securities may also
                                        include certain cash accounts, insurance policies, surety bonds, guaranteed investment contracts, cross-collateralization, reinvestment income, guaranties or letters of credit to the extent described herein and in the related Prospectus Supplement. See
                                        "Trust Fund Assets" herein.

                                        Bonds may be issued from time to time in one or more Series pursuant to Indentures (as defined herein) between each Issuer and a bank or trust company acting as trustee (the "Bond Trustee") for the holders of the Bonds of each Series (the "Bondholders") under the relevant Indenture. The Certificates may be issued from time to time in one or more Series pursuant to Trust Agreements (as defined herein) (Indentures and Trust Agreements are collectively referred to herein as "Agreements") between the depositor and a bank or trust company acting as trustee (the "Certificate Trustee") for the holders of the Certificates of each series (the "Certificateholders"). (Unless otherwise specified, the term "Trustee" refers to either a Certificate Trustee or a Bond Trustee, as applicable.) Each Series of Securities will consist of one or more Classes which may include one or more Classes of "Deferred Interest Securities" upon which interest will accrue at a faster rate than anticipated payments are due before the maturity date, or some earlier date, of such Security. A Series of Securities may include one or more Classes of Senior Securities
                                        (collectively, the "Senior Securities")
                                        and one or more Classes of Subordinated
                                        Securities (collectively, the
                                        "Subordinated Securities"). Unless
                                        otherwise specified in the related
                                        Prospectus Supplement, the Securities
                                        represent obligations solely of the
                                        Issuer and are not insured or guaranteed by any other person or entity. See "Description of the Securities" herein. Securities of a Class may differ from Securities of other Classes of the same Series in the amounts allocated to and the priority of principal payments and interest rate and in such other manner as specified in the related Prospectus Supplement. A Series of Securities may include one or more Classes of Securities entitled to (i) principal distributions, with disproportionate, nominal or no interest distributions or
                                        (ii) interest distributions, with
                                        disproportionate, nominal or no
                                        principal distributions. A Series of
                                        Securities may be insured or guaranteed
                                        as to payment of principal and interest
                                        by a third-party insurer or guarantor,
                                        or secured by certain cash accounts,
                                        insurance policies, surety bonds,
                                        guaranteed investment contracts, cross-
                                        collateralization, reinvestment income,
                                        guaranties, letters of credit or
                                        derivative arrangements, in each case to the extent provided herein and in the related Prospectus Supplement.

Issuers............................     The Issuer with respect to each Series
                                        of Securities will be a trust
                                        established by Thornburg Mortgage
                                        Funding Corporation, a Delaware
                                        corporation (the "Company"), for the
                                        sole purpose of issuing such Series of
                                        Securities and engaging in transactions
                                        relating thereto. The Company is a
                                        wholly owned limited purpose finance
                                        subsidiary of Thornburg Mortgage Asset
                                        Corporation ("TMA"). TMA, a Maryland
                                        corporation, has elected to be taxed as
                                        a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). Each trust that is formed to act as an Issuer will be created pursuant to a deposit trust agreement between the Company, acting as depositor (in such capacity, the
                                        "Depositor"), and a bank, trust company, or other fiduciary acting as owner trustee (the "Owner Trustee"). Each trust will be established by the Company solely for the purpose of issuing one
                                        Series of Securities and engaging in
                                        transactions relating thereto. Neither
                                        TMA, the Company nor any of their
                                        respective affiliates will guarantee or
                                        otherwise be obligated to make payments
                                        on the Securities. The Securities will
                                        be obligations solely of their
                                        respective Issuers. The assets of each
                                        such Issuer, other than those pledged as collateral for the Securities it issues, are not expected to be significant. See
                                        "The Issuers" herein.

Master Servicer....................     The entity or entities named as Master
                                        Servicer (each, a "Master Servicer") in
                                        the related Prospectus Supplement will
                                        act as master servicer with respect to
                                        all of the Mortgage Loans included in
                                        the Trust Fund Assets supporting a
                                        Series of Securities pursuant to an
                                        agreement (each, a "Master Servicing

                                        Agreement") among the Master Servicer,
                                        the related Issuer and the related
                                        Trustee. The Master Servicer will
                                        directly service the Mortgage Loans or
                                        will administer and supervise the
                                        performance of the entities primarily
                                        responsible for servicing the Mortgage
                                        Loans (each, a "Servicer"), who may in
                                        turn be administering and supervising
                                        the performance of one or more
                                        subservicers of such Mortgage Loans, and will be obligated to perform the obligations of a terminated Servicer or appoint a successor Servicer. See "Servicing of the Mortgage Loans" herein.

Special Servicer...................     If specified in the related Prospectus
                                        Supplement, the Company may appoint a
                                        special servicer (each, a "Special
                                        Servicer") to service, make certain
                                        decisions and take various actions with
                                        respect to delinquent or defaulted
                                        Mortgage Loans included in the Trust
                                        Fund Assets for the applicable Series of Securities. See "Servicing of the
                                        Mortgage Loans -- Special Servicing
                                        Agreement" herein.

Description of Securities..........     Each Security will be secured by or
                                        represent a beneficial ownership
                                        interest in the Trust Fund Assets of the related Issuer. (In either case, the Trust Fund Assets, or a portion thereof, support a Class or Series of Securities.) The Securities of any
                                        Series may be issued in one or more
                                        classes as specified in the related
                                        Prospectus Supplement. A Series of
                                        Securities may include one or more
                                        Classes of senior Securities
                                        (collectively, the "Senior Securities")
                                        and one or more Classes of subordinate
                                        Securities) (collectively, the
                                        "Subordinated Securities"). Certain
                                        Series or Classes of Securities may be
                                        supported in addition by insurance
                                        policies or other forms of credit
                                        enhancement, in each case as described
                                        under "Credit Enhancement" herein and in the related Prospectus Supplement.

                                        One or more Classes of Securities of
                                        each Series (i) may be entitled to
                                        receive distributions allocable only to
                                        principal, only to interest or to any
                                        combination thereof; (ii) may be
                                        entitled to receive distributions only
                                        of prepayments of principal throughout
                                        the lives of the Securities or during
                                        specified periods; (iii) may be
                                        subordinated in the right to receive
                                        distributions of scheduled payments of
                                        principal, prepayments of principal,
                                        interest or any combination thereof to
                                        one or more other Classes of Securities
                                        of such Series throughout the lives of
                                        the Securities or during specified
                                        periods; (iv) may be entitled to receive
                                        such distributions only after the
                                        occurrence of events specified in the
                                        related Prospectus Supplement; (v) may
                                        be entitled to receive distributions in
                                        accordance with a schedule of formula or
                                        on the basis of collections from
                                        designated portions of the related Trust
                                        Fund Assets; (vi) as to Securities
                                        entitled to distributions allocable to
                                        interest, may be entitled to receive
                                        interest at a fixed rate or a rate that
                                        is subject to change from time to time;
                                        and (vii) as to Securities entitled to
                                        distributions allocable to interest, may
                                        be entitled to distributions allocable
                                        to interest only after the occurrence of
                                        events specified in the related
                                        Prospectus Supplement and may accrue
                                        interest until such events occur, in
                                        each case as specified in the related
                                        Prospectus Supplement. The timing and
                                        amounts of such
                                        distributions may vary among Classes or
                                        over time, as specified in the related
                                        Prospectus Supplement.
Distributions on the Securities....     Distributions on the Securities entitled
                                        thereto will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement (each, a
                                        "Distribution Date") out of the payments received in respect to the related Trust
                                        Fund Assets or other assets pledged for
                                        the benefit of the Securities as
                                        described under "Credit Enhancement"
                                        herein to the extent specified in the
                                        related Prospectus Supplement. The
                                        amount allocable to payments of
                                        principal and interest on any
                                        Distribution Date will be determined as
                                        specified in the related Prospectus
                                        Supplement. The Prospectus Supplement
                                        for a Series of Securities will describe the method for allocating distributions among Securities of different classes as well as the method for allocating distributions among Securities for any particular Class.

                                        The aggregate original principal balance of the Securities will not exceed the aggregate distributions allocable to principal that such Securities will be entitled to receive. The Securities will have an aggregate original principal balance equal to the aggregate unpaid principal balance of the Trust Fund Assets as of the related Cut-Off Date and will bear interest in the aggregate at a rate equal to the interest rate borne by the underlying Mortgage Loans net of the aggregate servicing fees and any other amounts specified in the related Prospectus Supplement or at such other interest rate as may be specified in such Prospectus Supplement.

                                        The rate at which interest will be
                                        passed through or paid to holders of
                                        each Class of Securities entitled
                                        thereto may be a fixed rate or a rate
                                        that is subject to change from time to
                                        time from the time and for the periods,
                                        in each case, as specified in the
                                        related Prospectus Supplement. Any such
                                        rate may be calculated on a loan-by-loan or weighted average basis or calculated base on a notional amount, in each case, as described in the related Prospectus Supplement.

Redemption of Bonds; Early
Termination........................     The Securities of each Series will be
                                        redeemable and subject to early
                                        termination under the circumstances
                                        described below. If the Series of
                                        Securities is redeemable or subject to
                                        early termination when the outstanding
                                        principal amount of the Securities is
                                        greater than the specified Cut-off Date
                                        Principal Balance described in the
                                        related Prospectus Supplement, such
                                        Series will be titled Mortgage-Backed
                                        Callable Securities.

     A. Special Redemption.........     The Securities of a Series or a Class
                                        may be subject to special redemption, in whole or in part, as specified in the related Prospectus Supplement. Pursuant to a special redemption, the Issuer will be required to redeem, on the dates specified in such Prospectus Supplement, at 100% of their unpaid principal amount, plus accrued interest, outstanding Securities of a Series or Class if, as a result of substantial payments of principal on the Mortgage
                                        Collateral supporting such Series or
                                        Class of Securities, the Trustee
                                        determines, based on the assumptions
                                        specified in the appropriate Agreement,
                                        that in the absence of such special
                                        redemption the amount of cash expected
                                        to be on deposit in the Bond Account on
                                        the next Payment Date for such Series of Securities would be insufficient to make required payments on the Securities of such Series on such Payment Date. Any such redemption will not exceed the principal amount of Securities that would otherwise be required to be paid on the next Payment Date out of the principal payments and prepayments so received. See "Description of the
                                        Securities--Special Redemption" herein.
                                        Principal payments on a special
                                        redemption will be applied to Securities of a Series in accordance with the priorities specified in the related
                                        Prospectus Supplement.

     B. Optional Redemption........     If so provided in the related Prospectus
                                        Supplement, the Securities of each
                                        Series may be subject to redemption at
                                        the option of the Issuer. The Prospectus
                                        Supplement for each Series will specify
                                        the circumstances, if any, under which
                                        the Securities of such Series may be so
                                        redeemed, the manner of effecting such
                                        redemption, the conditions to which such redemption are subject and the redemption prices for each Class of Securities to be redeemed (which will be no lower than 100% of the principal amount of outstanding Securities, plus accrued interest). See "Description of the Securities -- Optional Redemption" herein.

                                        The Master Servicer or other party
                                        specified in the related Prospectus
                                        Supplement may have the option to
                                        purchase the remaining Trust Fund Assets supporting a Series of Securities, subject to the principal balance of such Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Fund Assets and property acquired other person will be at a price specified in the related Prospectus Supplement (which will be no lower than 100% of the principal amount of outstanding Securities, plus accrued interest). The exercise of such right may cause the Issuer to call for redemption of all or a portion of the related Series of Securities supported by such Trust Fund Assets.

     C. Early Termination..........     If the Series of Bonds or Certificates
                                        included in the Trust Fund Assets for a
                                        Series of Securities is redeemed in full pursuant to a special redemption or optional redemption, the related Series of Securities will be retired earlier than would otherwise be the case. In addition, the Depositor may have the option to purchase the remaining Trust
                                        Fund Assets supporting a Series of
                                        Securities, subject to the principal
                                        balance of such Trust Fund Assets being
                                        less than the percentage specified in
                                        the related Prospectus Supplement of the Trust Fund Assets at the Cut-off Date for the Series. The purchase price for such remaining Trust Fund Assets will be at least equal to 100% of the aggregate principal balance of the outstanding
                                        Securities, together with accrued
                                        interest thereon. In any such event, the related Issuer of such Series of Securities will be terminated and
                                        Securityholders will receive final
                                        distributions as described in the
                                        related Prospectus Supplement.

Trust Fund Assets..............         Each Series of Securities will be
                                        separately supported by one or more of
                                        the types of Trust Fund Assets set forth below. Unless otherwise provided in the related Prospectus Supplement, the
                                        Issuer may substitute other Mortgage
                                        Collateral for the Mortgage Collateral
                                        originally included in the Trust Fund
                                        Assets for the Securities of a Series so long as the substitute Mortgage
                                        Collateral meets certain criteria. See
                                        "Trust Fund Assets -- Substitution of
                                        Mortgage Collateral" herein.

         A.  Mortgage Loans......       In connection with the issuance of a
                                        Series of Securities secured or
                                        supported in whole or in part by
                                        Mortgage Loans, the Issuer will pledge
                                        and assign to the applicable Trustee a
                                        pool of Mortgage Loans secured by first
                                        or junior mortgages or deeds of trust on one- to four-family residential properties. It is expected that all or a substantial portion of the Mortgage
                                        Loans for each Series of Securities will have been acquired by the Company from TMA for transfer to the Issuer of such Series and that such Mortgage Loans generally will be non-conforming
                                        Mortgage Loans underwritten to satisfy
                                        FNMA or FHLMC (together with GNMA an
                                        "Agency") criteria except for loan
                                        principal amount which, in the case of
                                        non-conforming Mortgage Loans, would
                                        exceed Agency criteria. TMA acquires
                                        mortgage loans in the normal course of
                                        its business in the secondary mortgage
                                        market or from entities who have
                                        originated or otherwise acquired such
                                        mortgage loans. Neither TMA nor any of
                                        its affiliates originates or services
                                        mortgage loans. None of the Mortgage
                                        Loans will represent obligations of TMA.

                                        As described above, a Series of
                                        Certificates supported in whole or in
                                        part by Mortgage Loans will evidence an
                                        interest either (a) in one or more Bonds secured by such loans or (b) a pass-through ownership interest in the Mortgage Loans. For a Series of Certificates supported by Bonds secured by Mortgage Loans, following the pledge and assignment of such Mortgage Loans to the Bond Trustee, the Bonds secured by the Mortgage Loans will be deposited into the Issuer of such Series of Certificates by the Depositor. See "Trust Fund Assets -- The Mortgage Loans" herein.

         B.  General Attributes of
             Mortgage Loans.......      The payment terms of the Mortgage Loans
                                        securing a Series of Bonds and/or
                                        supporting a Series of Securities, will
                                        be described in the related Prospectus
                                        Supplement and may include any of the
                                        following features or combinations
                                        thereof or other features described in
                                        the related Prospectus Supplement:

                                        (i) Interest may be payable at a fixed
                                        rate, a rate adjustable from time to
                                        time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. The loan agreement or promissory note (the "Mortgage Note") in respect of a Mortgage Loan may provide for the payment of interest at a rate lower than the interest rate (the "Mortgage Rate") specified in such Mortgage Note for a period of time or for the life of the loan, and the amount of any difference may be contributed from funds supplied by a third party.

                                        (ii) Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Mortgage Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payments"). Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

                                        (iii) Monthly payments of principal and
                                        interest may be fixed for the life of
                                        the loan, may increase over a specified
                                        period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

                                        (iv) The Mortgage Loans generally may be prepaid at any time without payment of any prepayment fee, unless otherwise specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of any such Mortgage Loan or may decline over time, or may be prohibited for the life of any such Mortgage Loan or for certain periods ("lockout periods"). Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. All or a portion of any prepayment fee may be payable as additional interest on the Securities, if so specified in the related Prospectus Supplement. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Mortgage Loans may include "due-on-sale" clauses which permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related Mortgaged Property (as defined below). Other Mortgage Loans may be assumable by persons meeting then applicable underwriting standards. See "Mortgage Loan Acquisition --
                                        Underwriting Standards" herein.

                                        (v) The real property constituting
                                        security for repayment of a Mortgage
                                        Loan (each, a "Mortgaged Property") may
                                        be located in any one of the fifty
                                        states, the District of Columbia, Guam,
                                        Puerto Rico or, any other territory of
                                        the United States as may be specified in the related Prospectus Supplement.

                                        Unless otherwise specified in the
                                        related Prospectus Supplement, all of
                                        the Mortgage Loans will be covered by
                                        standard hazard insurance policies
                                        insuring against losses due to fire and
                                        various other causes. The Mortgage Loans will be covered by Primary Mortgage Insurance Policies (as defined herein) to the extent provided in the related Prospectus Supplement. See "Trust Fund Assets -- The Mortgage Loans" herein.

         C.  Agency Securities..        Agency Securities supporting a Series of
                                        Securities will consist of (i) fully
                                        modified pass-through mortgage-backed
                                        certificates guaranteed as to timely
                                        payment of principal and interest by
                                        GNMA ("GNMA Certificates"), (ii)
                                        certificates ("Guaranteed Mortgage Pass-
                                        Through Certificates") issued and
                                        guaranteed as to timely payment of
                                        principal and interest by the FNMA
                                        ("FNMA Certificates"), (iii) mortgage
                                        participation certificates issued and
                                        guaranteed as to timely payment of
                                        interest and, unless otherwise specified in the related Prospectus Supplement, ultimate payment of principal by the FHLMC ("FHLMC Certificates"), (iv) stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain GNMA, FNMA or FHLMC Certificates and, unless otherwise specified in the related Prospectus
                                        Supplement, guaranteed to the same
                                        extent as the underlying securities, (v) another type of pass-through certificate issued or guaranteed by GNMA, FNMA or FHLMC and described in the related
                                        Prospectus Supplement or (vi) a
                                        combination of such Agency Securities.
                                        All GNMA Certificates will be backed by
                                        the full faith and credit of the United
                                        States. No FHLMC or FNMA Certificates
                                        will be backed, directly or indirectly,
                                        by the full faith and credit of the
                                        United States. See "Trust Fund Assets --
                                        Agency Securities" herein.

         D. Non-Agency Securities       Trust Fund Assets for a Series may
                                        consist, in whole or in part, of pass-
                                        through Non-Agency Securities issued by
                                        an issuer that is not an Agency, which
                                        include (i) pass-through certificates
                                        representing beneficial interests in
                                        Mortgage Loans or (ii) collateralized
                                        obligations secured by Mortgage Loans.
                                        Such pass-through certificates or
                                        collateralized obligations will have
                                        previously been (i) offered and
                                        distributed to the public pursuant to an effective registration statement or (ii) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of sale (nor an affiliate thereof at anytime during the three preceding months); provided, that a period of two years has elapsed since the later of the date such securities were acquired from the related issuer or an affiliate thereof. Although individual Mortgage Loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and the Non-Agency
                                        Securities themselves will not be, so
                                        insured or guaranteed. See "Trust Fund
                                        Assets -- Non-Agency Securities."
                                        Payments on the Non-Agency Securities
                                        will be distributed directly to the
                                        related Trustee as registered owner of
                                        such Non-Agency Securities.

                                        The related Prospectus Supplement for a
                                        Series will specify (on an approximate
                                        basis, as described above, and as of the date specified in the related Prospectus Supplement) to the extent relevant and to the extent such information is reasonably available to the Depositor and the Depositor reasonably believes such information to be reliable: (i) the aggregate approximate principal amount and type of any Non-Agency Securities to be included in the Trust Fund Assets for such Series; (ii) certain characteristics of the supporting Mortgage Loans; (iii) the maximum original term-to-stated maturity of the Non-Agency Securities; (iv) the weighted average term-to-stated maturity of the Non-Agency Securities; (v) the pass-through or certificate rate or ranges thereof for the Non-Agency Securities;
                                        (vi) the sponsor or depositor of the
                                        Non-Agency Securities, the Servicer of
                                        the Non- Agency Securities and the
                                        trustee of the Non-Agency Securities;
                                        (vii) certain characteristics of
                                        enhancement, if any, such as reserve
                                        funds, insurance policies, letters of
                                        credit or guarantees, relating to the
                                        Mortgage Loans underlying the Non-Agency
                                        Securities, or to such Non-Agency
                                        Securities themselves; (viii) the terms
                                        on which the underlying Mortgage Loans
                                        may or are required to be repurchased
                                        prior to stated maturity; and (ix) the
                                        terms on which substitute underlying
                                        Mortgage Loans may be delivered to
                                        replace those initially deposited with
                                        the applicable Trustee. See "Trust Fund
                                        Assets --Non-Agency Securities" herein.

         E.  Bond and Distribution
         Accounts.................      All scheduled monthly principal and
                                        interest payments and all prepayments
                                        received with respect to the Mortgage
                                        Collateral for a Series of Securities,
                                        other than amounts not required to be
                                        remitted to the applicable Trustee, such as amounts retained by the Master
                                        Servicer, any Servicer or any
                                        subservicer of Mortgage Loans as
                                        servicing compensation, to pay certain
                                        insurance premiums or to reimburse the
                                        Master Servicer or any Servicer for
                                        certain advances it has made, will be
                                        remitted to an account (the "Bond
                                        Account") to be established as an
                                        Eligible Account (as defined herein) on
                                        the closing date for the sale of such
                                        Series of Securities (the "Closing
                                        Date"). All principal and interest
                                        distributions received from the Mortgage
                                        Collateral and remitted to the Bond
                                        Account, other than amounts, if any,
                                        subsequently withdrawn to reimburse the
                                        Master Servicer or any Servicer for
                                        certain non-recoverable advances it has
                                        made, together with (i) the amount of
                                        cash, if any, initially deposited in the Bond Account by the Issuer, (ii) if applicable, all amounts withdrawn from any related Reserve Funds, (iii) any Insurance Proceeds and Liquidation
                                        Proceeds (as such terms are defined
                                        herein) and (iv) if so specified in the
                                        related Prospectus Supplement, all
                                        reinvestment income earned thereon, will be available for transfer to the Distribution Account (as defined herein) for application to the payment of the principal of, and interest on, such Series of Securities as described in the related Prospectus Supplement.

                                        On or prior to the Closing Date, the
                                        applicable Trustee will establish an
                                        account (the "Distribution Account")
                                        which shall be an Eligible Account (as
                                        defined herein) maintained with the
                                        applicable Trustee for the benefit of
                                        the Securityholders of the related
                                        Series. On or prior to a date specified
                                        in the related Prospectus Supplement and preceding each related Payment Date (each, an "Account Deposit Date"), the Master Servicer shall withdraw from the Bond Account the amount required to be distributed to Securityholders on such Payment Date (the "Distribution Amount"), to the extent of funds available for such purpose on deposit therein, and will deposit such amount in the Distribution Account.

                                        Any funds remaining in the Bond Account
                                        on a Payment Date, other than amounts
                                        not constituting Available Funds, if so
                                        specified in the related Prospectus
                                        Supplement, after (i) the reimbursement
                                        of the Master Servicer and/or any
                                        Servicer for non-recoverable advances
                                        made by it, (ii) each required payment
                                        of interest and principal to
                                        Securityholders of the related Series
                                        has been paid in full, (iii) if
                                        applicable, any Reserve Fund has been
                                        funded in the manner described in the
                                        related Prospectus Supplement and (iv)
                                        the payment of certain expenses relating to such Series of Securities, will be subject to withdrawal upon the order of the Issuer. See "Trust Fund Assets -- Bond and Distribution Accounts" and "Servicing of the Mortgage Loans" herein.

Pre-Funding Accounts...........         If so specified in the related
                                        Prospectus Supplement, the assets of the Issuer will include the funds on deposit in an account (a "Pre-Funding Account") which will be used to purchase additional Mortgage Collateral during a period specified in such Prospectus
                                        Supplement (such period, the "Funding
                                        Period"). See "Trust Fund Assets -- Pre-
                                        Funding Accounts" herein.

Credit Enhancement.............         The Mortgage Collateral supporting a
                                        Series of Securities or one or more
                                        Classes within a Series may have the
                                        benefit of one or more types of credit
                                        enhancement as described herein and more fully in the related Prospectus
                                        Supplement. The protection against
                                        losses afforded by any such credit
                                        enhancement may be limited. The type,
                                        characteristics and amount of credit
                                        enhancement will be determined based on
                                        the characteristics of the Mortgage
                                        Loans underlying or comprising the
                                        Mortgage Collateral and will be
                                        established on the basis of requirements of each Rating Agency. In addition, one or more Classes of Securities of a Series may be guaranteed as to payment of principal and interest by a third party insurer or guarantor, to the extent provided in the related
                                        Prospectus Supplement. See "Credit
                                        Enhancement" herein.

         A.  Subordination....          A Series of Securities may consist of
                                        one or more Classes of Senior Securities and one or more Classes of Subordinated
                                        Securities. The rights of the holders of the Subordinated Securities of a Series
                                        (the "Subordinated Securityholders") to
                                        receive payments of principal and/or
                                        interest (or any combination thereof)
                                        will be subordinated to such rights of
                                        the holders of the Senior Securities of
                                        the same Series (the "Senior
                                        Securityholders") to the extent
                                        described in the related

                                     Prospectus Supplement. This subordination is intended to enhance the likelihood of regular receipt by the Senior
                                     Securityholders of the full amount of their scheduled payments of principal and/or interest. The protection afforded to the Senior Securityholders of a Series by means of the subordination feature will be accomplished by (i) the preferential right of such holders to receive, prior to any payment being made on the related Subordinated Securities, the amounts of principal and/or interest due them on each Payment Date out of the funds available for payment on such date in the related Distribution Account and, to the extent described in the related Prospectus Supplement, by the right of such holders to receive future payments that would otherwise have been payable to the Subordinated Securityholders; or (ii) as otherwise described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by standard hazard insurance policies or losses due to the bankruptcy or fraud of the borrower. The related Prospectus Supplement will set forth information concerning, among other things, the amount of subordination of a Class or Classes of Subordinated Securities in a Series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will decrease over time. See "Credit Enhancement --Subordination" herein.

     B.  Reserve Funds...........    If so specified in the related Prospectus
                                     Supplement, the Issuer will deposit in one or more Reserve Funds to be established with the applicable Trustee, as the case may be, cash, certificates of deposit, letters of credit, surety bonds, guaranteed investment contracts, reinvestment income or any combination thereof, which may be used by the Trustee to make payments on such Series of Securities to the extent funds are not otherwise available. The related Prospectus Supplement will specify the manner of funding the related Reserve
                                     Fund and the conditions under which the
                                     amounts in any such Reserve Fund will be used to make payments to holders of Securities of a particular Class or released from the lien of the related
                                     Agreement. See "Credit Enhancement --
                                     Reserve Funds" herein.

     C.  Mortgage Pool
         Insurance Policy .......    If so specified in the related Prospectus
                                     Supplement, a mortgage pool insurance
                                     policy or policies (the "Mortgage Pool
                                     Insurance Policy") may be obtained and
                                     maintained for a Series of Securities
                                     supported by Mortgage Loans, which shall be limited in scope, covering defaults on such Mortgage Loans in an initial amount equal to a specified percentage of the aggregate principal balance of all Mortgage Loans included in the related mortgage pool as of the first day of the month of issuance of the related Series of Securities or such other date as is specified in the related
                                     Prospectus Supplement (the "Cut-off Date").
                                     See

                                     "Credit Enhancement --Mortgage Pool
                                     Insurance Policies" herein.

     D.  Special Hazard
         Insurance Policy........    If so specified in the related Prospectus
                                     Supplement, a special hazard insurance
                                     policy or policies (the "Special Hazard
                                     Insurance Policy") may be obtained and
                                     maintained for a Series of Securities
                                     secured by Mortgage Loans, covering certain physical risks that are not otherwise insured against by standard hazard insurance policies. Each Special Hazard
                                     Insurance Policy will be limited in scope and will cover losses pursuant to the provisions of each such Special Hazard
                                     Insurance Policy as described in the
                                     related Prospectus Supplement. See "Credit
                                     Enhancement -- Special Hazard Insurance
                                     Policies" herein.

     E.  Bankruptcy Bond.........    If so specified in the related Prospectus
                                     Supplement, a bankruptcy bond or bonds (the
                                     "Bankruptcy Bond") may be obtained for a Series of Securities secured by Mortgage
                                     Loans to cover certain losses resulting
                                     from action that may be taken by a
                                     bankruptcy court in connection with a
                                     Mortgage Loan. The level of coverage and the limitations in scope of each Bankruptcy
                                     Bond will be specified in the related
                                     Prospectus Supplement. See "Credit
                                     Enhancement -- Bankruptcy Bonds" herein.

     F.  Bond Insurance Policies,
         Surety Bonds and
         Guarantees..............    If so specified in the related Prospectus
                                     Supplement, credit enhancement for one or more Classes of Securities of a Series may be provided by insurance policies or surety bonds (each, a "Bond Insurance Policy") issued by one or more insurance companies or sureties. Such bond guarantee insurance or surety bond will guarantee timely payments of interest and/or full payment of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, one or more surety bonds, insurance policies or third-party guarantees may be used to provide coverage for the risks of default or types of losses set forth in such Prospectus Supplement. See "Credit
                                     Enhancement -- Bond Insurance Policies,
                                     Surety Bonds and Guarantees" herein.

     G.  Letter of Credit........    If so specified in the related Prospectus
                                     Supplement, credit enhancement may be
                                     provided for a Series of Securities
                                     supported by Mortgage Loans by one or more letters of credit. A letter of credit may provide limited protection against certain losses in addition to or in lieu of other credit enhancement, such as losses resulting from delinquent payments on the Mortgage Loans supporting the related
                                     Series of Securities or supporting the
                                     related Series of Securities, losses from risks not covered by standard hazard insurance policies, losses due to bankruptcy of a borrower and application of certain provisions of the federal
                                     Bankruptcy Code, and losses due to denial of insurance coverage due to misrepresentations made in connection with the origination or sale of a Mortgage Loan. The Issuer of the letter of credit (the "L/C Bank") will be obligated to honor demands with respect to such letter or credit, to the extent of the amount available thereunder to provide funds under the circumstances and subject to such conditions as are specified in the related Prospectus Supplement. The liability of the L/C Bank under its letter of credit will be reduced by the amount of unreimbursed payments thereunder.

     H.  Over-Collateralization      If so specified in the related Prospectus
                                     Supplement, credit enhancement may consist of over-collateralization whereby the aggregate principal balance of the related
                                     Mortgage Collateral exceeds the aggregate principal balance of the Securities of the related Series. Such over-collateralization may exist on the related Closing Date or develop thereafter as a result of the application of a portion of the interest payment on the Mortgage Collateral, as an additional payment in respect of principal to reduce the principal balance of a certain Class or Classes of Securities of such Series and, thus, accelerate the rate of payment of principal on such Class or Classes of Securities. See "Credit
                                     Enhancement-- Over-Collateralization"
                                     herein.

     I.  Cross-Collateralization     If so specified in the related Prospectus
                                     Supplement, separate Classes of a Series may be supported by separate groups of Mortgage Collateral. In such case, credit support may be provided by a cross-collateralization feature which requires that payments be made with respect to Securities secured or supported by one or more groups of Mortgage Collateral prior to payments to Subordinated Securities secured or supported by other groups of Mortgage
                                     Collateral within the same Series. See
                                     "Credit Enhancement -- Cross-
                                     Collateralization" herein.

                                     If so specified in the related Prospectus
                                     Supplement, the coverage provided by one or more of the forms of credit enhancement described in this Prospectus may apply concurrently to two or more separate Series of Securities. If applicable, the related Prospectus Supplement will identify the Series of Securities to which such credit enhancement relates and the manner of determining the amount of coverage provided to such Series of Securities thereby and of the application of such coverage to the identified Series of Securities. See "Credit Enhancement --Cross-
                                     Collateralization" herein.

     J.  Minimum Principal
         Payment Agreement           If so specified in the related Prospectus
                                     Supplement, an Issuer may enter into an
                                     agreement with an institution pursuant to which such institution will provide such funds as may be necessary to enable such Issuer to make principal payments on the Securities of the related Series at a minimum rate set forth in such Prospectus
                                     Supplement. See "Credit Enhancement --
                                     Minimum Principal Payment Agreement"
                                     herein.

     K. Derivative Arrangements      If so specified and to the extent described
                                     in the related Prospectus Supplement, one or more derivative arrangements may be used to support payments on the Securities. A derivative arrangement is a contract or agreement, the price of which is directly dependent upon (i.e., "derived from") the value of one or more underlying assets.
                                     Derivatives involve rights or obligations based on the underlying asset, but do not necessarily result in a transfer of the underlying asset. Derivative arrangements include swap agreements, interest rate swaps, interest rate caps, interest rate floors, interest rate collars and currency swap agreements. See "Credit Enhancement --
                                     Derivative Arrangements" herein.

Advances.........................    Unless otherwise provided in the related
                                     Prospectus Supplement, the Master Servicer or a Servicer may be obligated as part of its servicing responsibilities to make certain advances that in its good faith judgment it deems recoverable with respect to delinquent scheduled payments on the Mortgage Collateral comprising the Trust
                                     Fund Assets supporting the related
                                     Securities. Neither the Company nor any of its affiliates will have any responsibility to make such advances. Advances made by a Master Servicer are reimbursable generally from subsequent recoveries in respect of such Mortgage Loans and otherwise to the extent described herein and in the related
                                     Prospectus Supplement. If and to the extent provided in the Prospectus Supplement for any Series of Securities, the Master
                                     Servicer will be entitled to receive
                                     interest on its outstanding advances,
                                     payable from amounts in the related Trust
                                     Fund Assets. The Prospectus Supplement for any Series of Securities evidencing an interest in Trust Fund Assets that include
                                     Certificates will describe any
                                     corresponding advancing obligation of any person in connection with such
                                     Certificates. See "Servicing of the
                                     Mortgage Loans -- Advances and other
                                     Amounts Payable by Master Servicer" and
                                     "Advances" in the related Prospectus
                                     Supplement. In the event the Master
                                     Servicer or Servicer fails to make a
                                     required Advance, the Trustee may be
                                     obligated to advance such amounts otherwise required to be advanced by the Master
                                     Servicer or Servicer. See "Servicing of
                                     Mortgage Loans -- Advances and Other
                                     Amounts Payable by Master Servicer" and "
                                     -- Advances in the Related Prospectus
                                     Supplement" herein.

Tax Status of the Securities.....    The Bonds, when beneficially owned by
                                     someone other than TMA or one of its
                                     qualified real estate investment trust
                                     ("REIT") subsidiaries (as defined in
                                     section 856(i) of the Code), will
                                     constitute indebtedness for federal income tax purposes and not an ownership interest in the Issuer or the Collateral. See
                                     "Federal Income Tax Considerations" herein and in the related Prospectus Supplement for information concerning the material federal tax considerations of an investment in the Bonds.

                                     If a REMIC or FASIT election is made,
                                     Securities representing regular interests in a REMIC or FASIT will generally be taxable to holders in the same manner as evidences of indebtedness issued by the REMIC or FASIT. Stated interest, regardless of whether the interest is currently paid or deferred, on such regular interests will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method.

                                     If so specified in the related Prospectus
                                     Supplement, the Trust Fund for a Series
                                     will be treated as a grantor trust and will not be classified as an association taxable as a corporation for federal income tax purposes, and Securityholders of such Series ("Pass- Through Securities") will be treated as owning directly rights to receive certain payments of interest or principal, or both, on the Mortgage Collateral held in the Trust Fund for such Series. All income with respect to a Stripped Security will be accounted for as original issue discount ("OID") and, unless otherwise specified in the related Prospectus Supplement, will be reported by the applicable Trustee on a accrual basis, which may be prior to the receipt of cash associated with such income.

                                     If so specified in the Prospectus
                                     Supplement, the Trust Fund will be treated as a partnership for purposes of federal and state income tax. Each Noteholder, by the acceptance of a Note of a given series, will agree to treat such Note as indebtedness; and each Certificateholder, by the acceptance of a Certificate of a given Series, will agree to treat the related Trust Fund as a partnership in which such Certificateholder is a partner for federal income and state tax purposes. Alternative characterizations of such Trust Fund and such Certificates are possible, but would not result in materially adverse tax consequences to Certificateholders. See "Federal Income Tax Considerations."

                                     Certain Classes of Securities may be issued with OID that must be included in income before the corresponding interest payments are made. A Securityholder should be aware that the Code and the Treasury regulations promulgated thereunder do not adequately address certain issues relevant to prepayable debt securities, such as the Securities.

Use of Proceeds..................    The net proceeds to be received from the
                                     sale of the Securities of each Series will be applied by the Company to the purchase or acquisition of the related Mortgage
                                     Collateral or will be used by the Company for general corporate purposes. The
                                     Mortgage Collateral included in the Trust
                                     Fund Assets supporting a Series of
                                     Securities will either be contributed to the Company's capital by TMA (or an affiliate) or acquired by purchase by the Company from TMA (or an affiliate) and deposited with the Issuer of such Series by the Company. See "Use of Proceeds" herein.

Ratings..........................    It is a condition to the issuance of each
                                     Series of Securities that the Securities of such Series to be offered hereunder be rated in one of the four highest (two highest if the Securities are Certificates) rating categories by at least one nationally recognized statistical rating organization. Ratings of Securities will address the likelihood of the payment of principal and interest thereon pursuant to their terms. For more detailed information regarding the ratings assigned to any Class of a particular Series of Securities, see "Summary of Terms --
                                     Ratings" and "Ratings" in the related
                                     Prospectus Supplement.

Legal Investment.................    The Prospectus Supplement for each Series
                                     of Securities will specify which, if any, of the Classes of Securities offered thereby will constitute "mortgage related securities" for purposes of the Secondary
                                     Mortgage Market Enhancement Act of 1984
                                     ("SMMEA"). Classes of Securities that
                                     qualify as "mortgage-related securities" will be legal investments for certain types of institutional investors to the extent provided in SMMEA, subject, in any case, to any other regulations that may govern investments by such institutional investors. See "Legal Investment" herein.

ERISA Matters....................    The Employee Retirement Income Security Act
                                     of 1974, as amended ("ERISA"), and Section
                                     4975 of the Code impose certain
                                     restrictions on employee benefit plans
                                     subject to ERISA or plans or arrangements subject to Section 4975 of the Code
                                     ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans.
                                     The Prospectus Supplement for each Series of Securities will discuss the potential applicability of ERISA and Section 4975 of the Code, the availability of exemptions therefrom and any limitations on investment in any Class of such Securities by Plans.
                                     Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

Absence of Active Public
Trading Market...................    Unless otherwise specified in the related
                                     Prospectus Supplement, the Securities are not expected to be listed on an exchange or quoted in an automated quotation system of a registered securities association. As a result, it is not expected that there will be an active public trading market for the Securities. This may limit the liquidity of an investment in the Securities and result in any sale by a Securityholder to be at a discount from the purchase price.

Risk Factors.....................    For a discussion of the material risks
                                     associated with an investment in the
                                     Securities, see "Risk Factors" commencing on page ___ herein and in the related
                                     Prospectus Supplement.

                                 RISK FACTORS

     Investors should consider, among other things, the following factors in connection with an investment in the Securities.

PREPAYMENT AND YIELD CONSIDERATIONS; REINVESTMENT RISK

     The rate of payments of principal, including prepayments (including for this purpose prepayments resulting from refinancing or liquidations of the Mortgage Loans and Pass-Through Securities included in the Trust Fund Assets, due to defaults, casualties, condemnations and repurchases by the Issuer or TMA or other Seller or purchases by the Master Servicer or the Company), on the Mortgage Collateral supporting a Series of Securities will directly affect the weighted average life of such Series of Securities. The "weighted average life" of a Security refers to the average length of time, weighted by principal, that will elapse from the date of issuance to the date each dollar of principal is repaid to the investor. The yields to maturity and weighted average lives of the Securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Mortgage Collateral supporting the related Series of Securities. The "yield to maturity" of a Security refers to the investment rate of return on such security if held to maturity.

     The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. The rate of payment of principal, including prepayments, on Mortgage Collateral, may be influenced by a variety of economic, geographic, social, tax, legal and other factors. In general, if prevailing interest rates fall significantly below the mortgage rates borne by the Mortgage Collateral, such Mortgage Collateral is likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates on the Mortgage Collateral. Conversely, if prevailing interest rates rise appreciably above the interest rates on the Mortgage Collateral underlying the Mortgage Collateral, such Mortgage Collateral is likely to experience a lower prepayment rate than if prevailing interest rates remain at or below the interest rates on the Mortgage Collateral. However, there can be no assurance that such will be the case. Prepayments on the Mortgage Collateral will shorten the weighted average life of the Securities supported by the Mortgage Collateral relating to such Securities. Securityholders may be unable to reinvest such payments in securities of comparable quality having interest rates similar to those borne by such Securities. It is possible that yields on any such reinvestments will be lower, and may be significantly lower, than the yields on such Securities.

RISKS ASSOCIATED WITH PAYMENT CHARACTERISTICS OF CLASSES OF SECURITIES

     The extent to which the yields to maturity of the Classes of Securities may vary from the anticipated yields will depend upon the degree to which such Classes of Securities are purchased at a discount or premium, the degree to which the timing of payments thereon is sensitive to the rate of payments of principal, including prepayments, on the related Mortgage Collateral and the degree to which the level of payments thereon is sensitive to shifts in interest rates. The timing of changes in the rate of prepayments on such Mortgage Collateral may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. The timing of increases and decreases in interest rates may significantly affect an investor's actual yield to maturity, even if the average level of interest rates over the term of the Security is as expected. Categories of Classes of Securities that may be more sensitive to such factors include the Support Classes, Inverse Floating Rate Classes, Interest Only Classes, and Principal Only Classes. The Prospectus Supplement relating to a Series of Securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of the Classes of such Series of Securities.

LIMITED LIQUIDITY OF INVESTMENT

     Prior to issuance, there has been no market for the Securities of any Series, and there can be no assurance that a secondary market for any Securities will develop or, if it does develop, that it will provide Securityholders with a sufficient level of liquidity of investment or will continue while Securities of such Series remain outstanding. In addition, the market value of Securities of any Series may fluctuate with changes in prevailing rates of interest and prepayments, spreads and other factors. Consequently, the sale of Securities by a Securityholder in any secondary market that may develop may be at a discount from the purchase price. Issuance of the Securities of a Series in bookentry form may also reduce the liquidity of such Securities since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. See " -- Effects of Book-Entry Registration" herein. No Issuer is expected to apply to have the Securities issued by it listed on any exchange or quoted in an automated quotation system of a registered securities association.

RISKS ASSOCIATED WITH NATURE OF MORTGAGE LOANS

     LIMITED REPRESENTATIONS BY AND AGAINST THE SELLER. In connection with most of the Mortgage Collateral, each Seller will have made representations and warranties in respect of the Mortgage Loans sold by such Seller and included in the Trust Fund Assets to support a Series of Securities. In the event of a material breach of a Seller's representation or warranty, unless otherwise specified in the related Prospectus Supplement, the related Seller will be obligated to cure the breach or repurchase the Mortgage Loan or, if permitted, replace such Mortgage Loan as described below or indemnify the Issuer for certain enumerated issues. However, there can be no assurance that a Seller will honor its obligation to cure, repurchase or, if permitted, replace any Mortgage Loan as to which such a breach of a representation or warranty arises. A Seller's failure or refusal to honor its repurchase, substitution or indemnification obligations could lead to losses that, to the extent not covered by credit enhancement, may adversely affect the yield to maturity of the Securities.

     In instances where a Seller is unable, or disputes its obligation, to repurchase affected Mortgage Loans, the Master Servicer may negotiate and enter into one or more settlement agreements with such Seller that could provide for, among other things, the repurchase of only a portion of the affected Mortgage Loan. Any such settlement could lead to losses on the Mortgage Loans which would be borne by the related Securities. Neither the Company nor the Master Servicer will be obligated to repurchase a Mortgage Loan if a Seller defaults on its obligation to do so, and no assurance can be given that the Sellers will carry out such purchase obligations. Such a default by a Seller is not a default by the Company or by the Master Servicer. Any Mortgage Loan not so repurchased or substituted for shall remain in the related Trust Fund and any losses related thereto shall be allocated to the related credit enhancement, to the extent available, and otherwise to one or more classes of the related series of Securities.

     Unless otherwise provided in the related Prospectus Supplement, all of the representations and warranties of a Seller in respect of a Mortgage Loan will have been made as of the date on which such Mortgage Loan was purchased from the Seller by or on behalf of the Company; the date as of which such representations and warranties were made will be a date prior to the date of initial issuance of the related series of Securities. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the related series of Securities. Accordingly, the Seller's repurchase obligation (or, if specified in the related Prospectus Supplement, limited replacement option) will not arise if, during the period commencing on the date of sale of a Mortgage Loan by the Seller, an event occurs that would have given rise to such obligation had the event occurred prior to sale of the affected Mortgage Loan. The occurrence of events during this period that are not covered by a Seller's repurchase obligation could lead to losses that, to the extent not covered by credit enhancement, may adversely affect the yield to maturity of the Securities.

     MORTGAGE LOANS PURCHASED "AS IS" WITHOUT REPRESENTATIONS BY OR AGAINST THE SELLER. TMA has in limited circumstances purchased Mortgage Loans without representations or warranties from or against the Seller or the originator of the Mortgage Loans. Such Mortgage Loans primarily were purchased from the Resolution Trust Corporation or from thrift institutions unable or unavailable to provide such representations and warranties. Such Mortgage Loans typically are loans seasoned for at least five years and acquired without representations or warranties in connection with the termination of securitizations of unaffiliated issuers. TMA made its decision to purchase such Mortgage Loans on the basis of seasoning and payment history. In the event of a default on such a Mortgage Loan, the Servicer or Master Servicer would be unable to cause the Seller of such a Mortgage Loan to repurchase the Mortgage Loan and the defaulted Mortgage Loan would remain in the Trust Fund Assets. In that case, the

Securityholders, especially the holders of the Subordinated Classes of Securities supported by such Trust Fund Assets could experience reduced or delayed interest or principal payments. See the description of "Trust Fund Assets" in the related Prospectus Supplement.

     RISKS OF UNDERWRITING STANDARDS OF UNAFFILIATED ORIGINATORS. Mortgage Loans supporting any Series of Securities will have been purchased by the Company, either directly or indirectly by TMA from various Sellers. Such Mortgage Loans will generally have been originated in accordance with underwriting standards acceptable to the Company and generally described herein under "Mortgage Loan Acquisition-Underwriting Standards" as more particularly described in the underwriting criteria included in the related Prospectus Supplement. TMA performs a limited review to verify compliance of the Seller of Mortgage Loans with TMA underwriting standards. TMA subjects selected Mortgage Loans to full credit underwriting review and relies on third party contractors to verify compliance with limited underwriting standards as to other Mortgage Loans. Nevertheless, there can be no assurance that Mortgage Loans included in the Trust Fund Assets supporting a Class of Securities will at all times remain in compliance with TMA's underwriting standards. The Company also relies upon representations and warranties of each Seller that the Mortgage Loans comply with the underwriting standards. To the extent the underwriting criteria or any Mortgage Loan's compliance therewith cannot be verified, the Mortgage Loans might suffer losses greater than they would had the Company or an affiliate thereof verified the underwriting standards. Any such losses, to the extent not covered by credit enhancement, may adversely affect the yield to maturity of the Securities.

     FACTORS WHICH MAY ADVERSELY AFFECT PROPERTY VALUES. There are several factors that could adversely affect the value of Mortgaged Properties such that the outstanding balance of the related Mortgage Loans would equal or exceed the value of the Mortgaged Properties. Among the factors that could adversely affect the value of the Mortgaged Properties are an overall decline in the residential real estate market in the areas in which the Mortgaged Properties are located or a decline in the general condition of the Mortgaged Properties as a result of failure of borrowers to maintain adequately the Mortgaged Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on the Mortgage Loans could be higher than those currently experienced in the mortgage lending industry in general. Losses on such Mortgage Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the holder of one or more classes of Securities of the related Series.

     DELAYS DUE TO LIQUIDATION. Even assuming that the Mortgaged Properties provide adequate security for the Mortgage Loans, substantial delays could be encountered in connection with the liquidation of defaulted Mortgage Loans and corresponding delays could occur in the receipt of related proceeds by Securityholders. An action to foreclose on a Mortgaged Property securing a Mortgage Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Mortgaged Property. In the event of a default by a borrower, these restrictions, among other things, may impede the ability of the appropriate Servicer to foreclose on or sell the Mortgaged Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Mortgage Loan. In addition, such Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Mortgage Loans and not yet repaid, including legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses. As a result, scheduled payments to Securityholders, especially holders of Subordinated Classes of Securities supported by Trust Fund Assets that include defaulted Mortgage Loans, could be reduced or delayed.

     DISPROPORTIONATE EFFECT OF LIQUIDATION EXPENSES. Liquidation expenses with respect to defaulted Mortgage Loans do not vary directly with the outstanding principal balance of the Mortgage Loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted Mortgage Loan having a small remaining principal balance as it would in the case of a defaulted Mortgage Loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small Mortgage Loan than would be the case with the defaulted loan having a large remaining principal balance.

     NATURE OF SECURITY PROVIDED BY JUNIOR LIENS. TMA's Mortgage Loans primarily consist of Mortgage Loans secured by a first priority mortgage lien or deed of trust. However, certain Mortgage Loans may be secured by junior liens on the related Mortgaged Properties. As to Mortgage Loans secured by second mortgages, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such Mortgage Loans only to the extent that the claims of such senior mortgages have been satisfied in full, including any related foreclosure costs. In addition, the holder of a Mortgage Loan secured by a junior mortgage may not foreclose on the Mortgaged Property unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The Issuer will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees, although the Master Servicer or Servicer may, at its option, advance such amounts to the extent deemed recoverable and prudent. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all senior liens and the Mortgage Loan in the aggregate, the Issuer, as the holder of the junior lien, and, accordingly, Securityholders of one or more Classes, to the extent not covered by credit enhancement, are likely to (i) incur losses in jurisdictions in which a deficiency judgment against the borrower is not available, and (ii) incur losses if any deficiency judgment obtained is not realized upon. In addition, the rate of default of junior mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties.

CREDIT CONSIDERATIONS AND RISKS

     LIMITED SOURCE OF PAYMENTS. The Company does not have, nor is it expected to have, any significant assets. Although the Securities will be obligations of their respective Issuers, no Issuer is expected to have significant assets other than those included in the Trust Fund Assets for the Series of Securities issued by it. Unless otherwise provided in the related Prospectus Supplement, the Securities of a Series will be payable solely from the Trust Fund Assets that support such Series and will not have any claim against or security interest in the assets supporting any other Series. There will be no recourse to the Company or TMA, or any other person for any failure to make payments on the Securities. In addition, at the times set forth in the related Prospectus Supplement, certain Mortgage Collateral and/or any balance remaining in the Bond Account for a Series of Securities immediately after making all payments due on such Securities, after making any other payments specified in the related Prospectus Supplement, may be promptly released or remitted to the Company, TMA, any credit enhancement provider or any other person entitled thereto and will no longer be available for making payments on such Securities. Consequently, investors in the Securities of a Series must rely solely upon payments of principal and interest on the Mortgage Collateral included in the Trust Fund Assets supporting such Series, the security therefor and the sources of credit enhancement identified in the related Prospectus Supplement to provide for payments on such Securities.

     NO RECOURSE TO COMPANY OR TMA. The Securities will not represent an interest in or obligation of the Company or TMA or any affiliate thereof. The only obligations, if any, of the Company with respect to the Mortgage Collateral or the Securities of any Series will be pursuant to certain representations and warranties. The Company does not have, and is not expected in the future to have, any significant assets with which to meet any obligation to repurchase Mortgage Collateral with respect to which there has been a breach of any representation or warranty. If, for example, the Company were required to repurchase a Mortgage Loan, its only sources of funds to make such repurchase would be from funds obtained (i) from the enforcement of a corresponding obligation, if any, on the part of TMA or other Seller, or (ii) to the extent provided in the related Prospectus Supplement, from a Reserve Fund or similar credit enhancement established to provide funds for such repurchases.

     The only obligations of TMA or other Seller with respect to the Mortgage Collateral or the Securities of any Series will be pursuant to certain representations and warranties. TMA or such other Seller may be required to repurchase or substitute for any Mortgage Loan with respect to which such representations and warranties are breached. There is no assurance, however, that TMA or such other Seller will have the financial ability to effect any such repurchase or substitution.

     LIMITATIONS OF DIRECT OR INDIRECT BACKING FOR SECURITIES. Agency Securities are guaranteed by government sponsored entities but only the guarantee by GNMA of GNMA Certificates is entitled to the full faith and credit of the United States. The guarantees by FNMA and FHLMC of FNMA Certificates and FHLMC Certificates, respectively, are backed only by the credit of FNMA, a federally chartered, privately owned corporation or by the credit of FHLMC, a federally chartered corporation controlled by the Federal Home Loan Banks. Neither the United States nor any agency thereof will be obligated to finance the operations of FNMA or FHLMC or to assist either FNMA or FHLMC in any other way. See "Trust Fund Assets -- Agency Securities" herein. Although payment of principal of, and interest on, any Agency Security directly or indirectly supporting all or part of a Series of Securities will be guaranteed by either GNMA, FNMA or FHLMC, such guarantee will run only to such Agency Security and will not guarantee the payment of principal or interest on the Securities of such Series.

     DEFICIENCY ON SALE OF MORTGAGE COLLATERAL. Upon an Event of Default (as defined herein) under the Indenture with respect to such Series, there is no assurance that the proceeds from any sale of the Mortgage Collateral would be sufficient to pay in full the outstanding principal amount on the related Series of Securities together with interest accrued thereon. The market value of such Mortgage Collateral generally will fluctuate with changes in prevailing rates of interest. Consequently, such Mortgage Collateral may be liquidated at a discount, in which case the proceeds of liquidation might be less than the aggregate outstanding principal amount and interest payable on the related Securities of such Series. Although the Securities will be obligations of their respective Issuers, no Issuer is expected to have significant assets other than those included in the Trust Fund Assets for the Series of Securities issued by it. It is therefore unlikely that the Issuer will have sufficient other assets available for payment of any such deficiency. If, following an Event of Default, a Series of Securities has been declared to be due and payable, the applicable Trustee may, in its discretion, but subject to the direction of the Securityholders, refrain from selling the Mortgage Collateral for such Series of Securities and continue to apply amounts received on the collateral to payments due on the Securities of such Series in accordance with their terms, notwithstanding the acceleration of the maturity of such Securities. See "The Agreements -- Rights Upon Events of Default" herein.

     EFFECT OF SUBORDINATION. If so specified in the related Prospectus Supplement, the rights of the holders of one or more Classes of Subordinated Securities will be subordinate to the rights of one or more Classes of Senior Securities of such Series to payments of principal and/or interest (or any combination thereof) to the extent specified in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Securities of delinquent payments or ultimate losses, the amount of subordination will be limited. In addition, if principal payments on one or more Classes of Securities of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related credit enhancement may be exhausted before the principal of the lower priority Classes of Securities of such Series has been repaid. As a result, the impact of significant losses on the Mortgage Collateral may be borne first by any Class of Subordinated Securities of a Series and thereafter by the Classes of Senior Securities of such Series, in each case to the extent described in the related Prospectus Supplement.

     LIMITATIONS, REDUCTION AND SUBSTITUTION OF CREDIT ENHANCEMENT. The Prospectus Supplement for a Series of Securities will describe any credit enhancement for such Series, which may include cash accounts, insurance policies, surety bonds, guaranteed investment contracts, cross-collateralization, reinvestment income, guarantees, letters of credit or derivative arrangements to the extent described herein and therein. Although credit enhancement is intended to reduce the risk of delinquent payments or losses to holders of Securities entitled to the benefit thereof, the amount of such credit enhancement will be limited, as set forth in the related Prospectus Supplement, and may be subject to periodic reduction in accordance with a schedule or formula or otherwise decline, and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities, and as a result Securityholders of the related Series may suffer losses. Moreover, such credit enhancement may not cover all potential losses or risks. For example, credit enhancement may or may not cover fraud or negligence by a loan originator or other parties. In addition, the Trustee will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any Series of Securities, provided each applicable Rating Agency indicates that the then-current rating of the Securities of such Series will not be adversely affected. See "Credit Enhancement" herein.

     The amount of applicable credit enhancement supporting one or more Classes of Securities of a Series, including the subordination of one or more Classes of Securities, will be determined on the basis of criteria established by each Rating Agency providing ratings for such Classes of Securities based on, among other things, assumptions regarding levels of defaults, delinquencies and losses. There can be no assurance that the default, delinquency and loss experience on the related Mortgage Collateral will not exceed such assumed levels. See " --Rating of the Securities" herein.

     DELINQUENT LOANS MAY ADVERSELY AFFECT INVESTMENT. Certain of the Mortgage Loans included in the Mortgage Collateral supporting a Series of Securities may be past due or non-performing as of the related Cut-off Date. Investors should consider the risk that the inclusion of such loans in the Mortgage Collateral for a Series of Securities may affect the rate of defaults and prepayments on such Mortgage Collateral and the yield on the Securities of such Series.

BANKRUPTCY AND INSOLVENCY RISKS

     EFFECTS OF BANKRUPTCY OF TMA OR DEPOSITOR. TMA and the Depositor will treat the transfer of the Mortgage Collateral comprising or supporting the Trust Fund Assets by TMA to the Depositor as a true sale for legal and bankruptcy purposes. The Depositor and each Issuer will treat the transfer of Trust Fund Assets from the Depositor to such Issuer as a sale for accounting purposes. As a sale of the Trust Fund Assets by TMA to the Depositor, the Trust Fund Assets would not be part of TMA's bankruptcy estate and would not be available to TMA's creditors. However, in the event of the insolvency of TMA, it is possible that the bankruptcy trustee or a creditor of TMA may attempt to recharacterize the sale of the Trust Fund Assets as a borrowing by TMA, secured by a pledge of the Trust Fund Assets. Similarly, as a sale of the Trust Fund Assets by the Depositor to an Issuer, the Trust Fund Assets would not be part of the Depositor's bankruptcy estate and would not be available to the Depositor's creditors. However, in the event of the insolvency of the Depositor, it is possible that the bankruptcy trustee or a creditor of the Depositor may attempt to recharacterize the sale of the Trust Fund Assets as a borrowing by the Depositor, secured by a pledge of the Trust Fund Assets. In either case, in the event the transfer is recharacterized as a pledge, the Depositor or the Issuer, as the case may be, will have a perfected security interest in the related Mortgage Collateral. Nonetheless, a court could prevent timely payments of amounts due on the Securities and result in a reduction of payments due on the Securities.

     EFFECTS OF BANKRUPTCY OF THE MASTER SERVICER. In the event of a bankruptcy or insolvency of the Master Servicer, the bankruptcy trustee or receiver may have the power to prevent the Trustee or the Securityholders from appointing a successor Master Servicer. The time period during which cash collections may be commingled with the Master Servicer's own funds prior to each Distribution Date will be specified in the related Prospectus Supplement. In the event of the insolvency of the Master Servicer and if such cash collections are commingled with the Master Servicer's own funds for at least ten days, the applicable Trustee, despite contractual requirements to the contrary, may not have a perfected interest in such collections since such collections would not have been deposited in a segregated account within ten days after the collection thereof, and the inclusion thereof in the bankruptcy estate of the Master Servicer may result in delays in payment and failure to pay amounts due on the Securities of the related Series.

     EFFECTS OF BANKRUPTCY OF OBLIGORS ON THE MORTGAGE COLLATERAL. In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may reduce the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Mortgage Collateral supporting a Series of Securities and possible reductions in the aggregate amount of such payments.

ENVIRONMENTAL RISKS

     Real property pledged as security to a lender may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether the environmental damage or threat was caused by a prior owner. Such costs could result in a loss to the holders of one or more Classes of a Series of Securities. A lender also risks such liability on foreclosure of the related property. See "Certain Legal Aspects of Mortgage Loans -- Environmental Risks" herein.

RATINGS OF THE SECURITIES

     RATINGS NOT A RECOMMENDATION. It will be a condition to the issuance of a Class of Securities offered hereby that they be rated in one of the four highest rating categories by each Rating Agency (the two highest rating categories, if the Securities are Certificates) identified as rating such Class in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the related Mortgage Collateral and any credit enhancement with respect to such Class and will represent such Rating Agency's assessment solely of the likelihood that holders of such Class of Securities will receive payments to which such Securityholders are entitled under the Indenture. Such rating will not constitute an assessment of the likelihood that principal prepayments on mortgages underlying the related Mortgage Collateral will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating shall not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Securities at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     RATINGS MAY BE LOWERED OR WITHDRAWN. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the applicable Rating Agency in the future if in its judgment circumstances so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the assets of the Issuer or any credit enhancement with respect to a Series of Securities, such rating might also be lowered or withdrawn because of, among other reasons, an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

     LIMITATIONS OF ANALYSIS PERFORMED BY RATING AGENCIES. The amount, type and nature of credit enhancement, if any, established with respect to a Class of Securities of a Series will be determined on the basis of criteria established by each Rating Agency. Such criteria are sometimes based upon an actuarial analysis of the behavior of similar loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of similar loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of mortgages underlying the Mortgage Collateral. No assurance can be given that the values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related mortgages. If the residential real estate markets should experience an overall decline in values such that the outstanding principal balances of the mortgages underlying the Mortgage Collateral supporting a particular Series of Securities and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Collateral and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Mortgage Collateral included in the Trust Fund Assets supporting a Series of Securities. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part by the holders of one or more Classes of Securities of the related Series.

EFFECTS OF BOOK-ENTRY REGISTRATION

     BOOK-ENTRY REGISTRATION. Prior to issuance, there will have been no market for the Securities of any Series, and there can be no assurance that a secondary market for any Securities will develop or, if it does develop, that it will provide Securityholders with a sufficient level of liquidity of investment or will continue while Securities of such Series remain outstanding. In addition, the market value of any Series of Securities may fluctuate with changes in prevailing rates of interest and prepayments, spreads and other factors. Consequently, the sale of Securities by a Securityholder in any secondary market that may develop may be at a discount from their purchase price. Issuance of a Series of Securities in book-entry form may also reduce the liquidity of such Securities since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. See "Description of the Securities -- Book-Entry Registration" herein. None of the Securities are expected to be listed on any exchange and no public market is expected to develop for the Securities.

     LIMITED LIQUIDITY. If the Securities of a Series are issued in book-entry form, such registration may reduce the liquidity of such Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. Since transactions in book-entry Securities can be effected only through the Depository Trust Company ("DTC") in the United States, CEDEL or Euroclear in Europe, participating organizations and Financial Intermediaries (as defined herein), the ability of a Securityholder to pledge a book-entry Bond to persons or entities that do not participate in the DTC, CEDEL or Euroclear systems may be limited due to lack of a physical certificate representing such Securities. Security purchasers will not be recognized as Securityholders as such term is used in the related Agreement, and Security purchasers will be permitted to exercise the rights of Securityholders only indirectly through DTC and its Participants.

     POTENTIAL DELAYS IN PAYMENTS. In addition, Securityholders may experience some delay in their receipt of distributions of interest and principal on book-entry Securities since distributions are required to be forwarded by the applicable Trustee to DTC and DTC will then be required to credit such distributions to the accounts of depository participants which thereafter will be required to credit them to the account of Securityholders either directly or indirectly through Financial Intermediaries. See "Description of the Securities -- Book-Entry Securities" herein.

PRE-FUNDING ACCOUNTS MAY RESULT IN REINVESTMENT RISK

     If so specified in the related Prospectus Supplement, on the related Closing Date the Depositor will deposit cash in an amount (the "Pre-Funded Amount") specified in such Prospectus Supplement into an account (the "Pre-Funding Account"). The Pre-Funded Amount will be used to purchase additional Mortgage Collateral ("Subsequent Mortgage Collateral") during a period from the related Closing Date to a date not more than one year after such Closing Date (such period, the "Funding Period") from the Depositor (which, in turn, will acquire such Subsequent Mortgage Collateral from TMA). The Pre-Funding Account will be maintained with the applicable Trustee for the related Series of Securities and is designed solely to hold funds to be applied by the Trustee during the Funding Period to pay to the Depositor the purchase price for any Subsequent Mortgage Collateral. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Mortgage Collateral. To the extent that the entire Pre-Funded Amount has not been applied to the purchase of Subsequent Mortgage Collateral by the end of the related Funding Period, any amounts remaining in the Pre-Funding Account will be distributed as a prepayment of principal to Securityholders on the Distribution Date immediately following the end of the Funding Period in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement. Any reinvestment risk resulting from such prepayment will be borne entirely by the holders of one or more Classes of the related Series of Securities. See "Trust Fund Assets -- Pre-Funding Account" herein.

PRE-FUNDING ACCOUNTS MAY ADVERSELY AFFECT INVESTMENT

     The ability of the Issuer to acquire Subsequent Mortgage Collateral during the Funding Period will be dependent upon the ability of the Depositor to acquire Subsequent Mortgage Collateral that satisfies the requirements described in the related Prospectus Supplement. Although such Subsequent Mortgage Collateral must satisfy the characteristics described in the related Prospectus Supplement, such Subsequent Mortgage Collateral may have certain different characteristics, including, without limitation, a more recent origination date than the initial Mortgage Collateral. As a result, the addition of such Subsequent Mortgage Collateral pursuant to the Pre-Funding Account may adversely affect the performance of the related Securities. See "Trust Fund Assets -- Pre-Funding Account" herein.

CONSEQUENCES OF OID DISCOUNT SECURITIES

     All of the Deferred Interest Securities will be, and certain of the other Securities may be, issued with OID for federal income tax purposes. A holder of a Security issued with OID will be required to include OID in ordinary gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income. Accrued but unpaid interest on the Deferred Interest Securities generally will be treated as OID for this purpose. See "Federal Income Tax Considerations -- Original Issue Discount" and " -- Market Discount" herein.

                                 INTRODUCTION

     Thornburg Mortgage Funding Corporation, a Delaware corporation (the "Company"), proposes to establish one or more trusts to issue and sell Securities from time to time under this Prospectus and related Prospectus Supplements. The Company is a limited purpose finance corporation whose capital stock is wholly owned by Thornburg Mortgage Asset Corporation ("TMA"). TMA, a Maryland corporation, has elected to be treated as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). The Company was formed for the sole purpose of acting as the depositor of one or more trusts to be formed for the purpose of issuing the Securities offered hereby and by the related Prospectus Supplements. Each trust that is formed to act as an Issuer will be created pursuant to an agreement between the Company acting as depositor (in such capacity, the "Depositor"), and a bank, trust company or other fiduciary, acting as owner trustee (the "Owner Trustee"). Each trust will be established solely for the purpose of issuing one Series of Securities and engaging in transactions relating thereto. Each Series of Securities will be separately supported by the Trust Fund Assets consisting of the Mortgage Collateral described in the Prospectus Supplement relating to such Series, which Trust Fund Assets will constitute the only significant assets available to make payments on the Securities of such Series. Accordingly, the investment characteristics of a Series of Securities will be determined by the Trust Fund Assets supporting such Series and will not be affected by the identity of the obligor with respect to such Series of Securities. The term "Issuer," as used herein, with respect to a Series of Securities refers to the trust established by the Company for the sole purpose of issuing such Series of Securities.

     Each Series of Bonds will be issued pursuant to a separate Indenture (the "Indenture") between the Issuer of such Series and a bank or trust company acting as trustee for the holders of such Bonds (the "Bond Trustee"). Each series of Certificates will be issued pursuant to a separate Trust Agreement (the "Trust Agreement") between the Depositor and a bank or trust company acting as trustee (the "Certificate Trustee"). The Agreements and Trust Agreements for Series of Securities offered hereby are referred to herein collectively as "Agreements" and individually as an "Agreement." The terms Owner Trustee, Bond Trustee and Certificate Trustee are used herein generally as "Trustee". The terms Owner Trustee, Bond Trustee and Certificate Trustee are used herein generally as "Trustee". A form of each Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each final Agreement relating to each Series of Securities will be filed with the Securities and Exchange Commission as soon as practicable following the issuance of such Series of Securities.

                                  THE ISSUERS

GENERAL

     The Mortgage Collateral comprising the Trust Fund Assets supporting a Series of Securities will have been deposited with the Issuer of such Series by the Company which, in turn, will have either (i) received such collateral from TMA (or an affiliate) as a contribution to the Company's capital or (ii) acquired such collateral by purchase from TMA (or an affiliate) or another entity or entities (in such capacity, each a "Seller"), as provided in the related Prospectus Supplement, in exchange for the net proceeds from the issuance of such Series plus the beneficial interest in the Issuer issuing such Series. (References herein to TMA in its capacity as Seller shall be deemed to include any affiliate of TMA acting in such capacity.) TMA acquires Mortgage Loans in the normal course of its business from persons who have originated or otherwise acquired such Mortgage loans. However, TMA and its affiliates generally do not originate or service mortgage loans. TMA generally engages sub-servicers with respect to Mortgage Loans that TMA acquires on a servicing-released basis. None of the Mortgage Loans will represent an obligation of TMA.

     Any trust established to act as Issuer of a Series of Securities will be created pursuant to a trust agreement between the Company and a bank, trust company or other fiduciary acting as trustee. Under the terms of each trust relating to a series of Bonds (a "Bond Issuer"), the Company initially will retain the entire beneficial interest in the trust created thereunder unless otherwise specified in the related Prospectus Supplement. The Company may thereafter sell or assign all or a portion of such beneficial ownership to another entity or entities unless prohibited from doing so by the related trust agreement. The beneficial owners of each Bond Issuer will have no liability for the obligations of the Issuer under the Bonds issued by it and holders of Bonds of each Series will be deemed to have released the holders of beneficial interest from any claim, liability or obligation on or with respect to the Bonds. Each Bond Issuer will be managed by TMA. Under the terms of each trust agreement creating a trust relating to a Series of Certificates (a "Certificate Issuer"), the Company may retain or sell all of a portion of any Class of such Series of Certificates.

     In connection with the issuance of each Series of Bonds, the related Mortgage Collateral will be deposited by the Company with the Issuer of such Series and pledged by such Issuer to the Bond Trustee under the related Indenture to secure such Series of Bonds. The Agreements with respect to each Series of Bonds will prohibit the incurrence of further indebtedness by the Issuer of such Series of Bonds. The Bond Trustee will hold the Mortgage Collateral for a Series of Bonds as security pledged only for that Series, and holders of the Bonds of that Series will be entitled to the benefits of such security pursuant to the terms of the Indenture.

     In connection with the issuance of each Series of Certificates, the Company will deposit one or more Series of Bonds created for such purpose into the issuer of such Series of Certificates by assigning the Bonds to the Certificate Trustee under the related Trust Agreement for such Series of Certificates. The Trust Agreement with respect to such Series will prohibit the issuance of additional Series of Certificates by that Issuer. The Certificate Trustee will hold the Bonds so designated as part of the Trust Fund Assets for such Series of Certificates and the holders of such Series of Certificates will have beneficial ownership of such Trust Fund Assets pursuant to the terms of the Trust Agreement.

     Each trust agreement will provide that the related trust may not conduct any activities other than those related to the issuance and sale of the Securities of the particular Series issued by it and such other limited activities as may be required in connection with reports and distributions to holders of beneficial interests in the trust. No trust agreement will be subject to amendment without the prior written consent of the Bond Trustee or Certificate Trustee for the related Series, which consent may not be unreasonably withheld if such amendment would not adversely affect the interests of the Securityholders of such Series.

THE COMPANY

     The Company was incorporated in the State of Delaware on October ____, 1998 and is a limited purpose finance subsidiary of TMA. The Company is a qualified real estate investment trust subsidiary. TMA is a publicly owned real estate investment trust. The Company's principal executive offices are located at 119 East Marcy Street, Santa Fe, New Mexico 87501. The Company's telephone number is (505) 984-0200.

     TMA has agreed with the Company that TMA will not file or cause to be filed any voluntary petition in bankruptcy against the Company or any trust created by it until at least one year after the date on which the Securities have been paid in full, if at all.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the Securities of each Series will be applied by the Company to the purchase or acquisition of the related Trust Fund Assets or the payment of expenses incurred in connection with the issuance of Securities and otherwise incurred in connection with the conduct of the Company's operations.

                       MORTGAGE LOAN ACQUISITION PROGRAM

     The Mortgage Loans supporting any series of Securities will be deposited in the related Trust by the Company, as Depositor. Such Mortgage Loans will be acquired by the Company from TMA or its affiliates. TMA acquires the Mortgage Loans both directly from unaffiliated Sellers in negotiated purchases and through the secondary mortgage markets. TMA generally acquires pools of Mortgage Loans having an aggregate principal amount of between $2 million and $400 million. All Mortgage Loans will have been originated by entities that satisfy the criteria for originators of loans that are eligible for inclusion in "mortgage related securities."

RE-UNDERWRITING STANDARDS

     Prior to bidding on a pool of Mortgage Loans, TMA analyzes the pool to determine the quality of the underwriting standards employed by the originators, and the credit worthiness of the borrowers and the Mortgaged Property. TMA also analyzes the pool's characteristics for undue risks due to geographic concentration, borrower and collateral types, and the percentage of large loans. In the process of screening the pool based on those criteria, TMA uses an adverse selection approach to generate a list of loans for further review, generally consisting of from 10% to 100% of the Mortgage Loans in the pool. Once TMA's bid has been accepted, TMA will select from the pool those loans likely to present a risk of default (an "adverse selection"). A TMA employee, together with an independent underwriter, will review each Mortgage Loan file represented on the adverse selection list and in appropriate cases will view the property.

UNDERWRITING STANDARDS

     Unless otherwise specified in the related Prospectus Supplement, each Seller either will represent and warrant that all Mortgage Loans originated and/or sold by it to TMA or one of its affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination or, except for the size of the Mortgage Loan, substantially in accordance with the requirements of FNMA or FHLMC. Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Mortgaged Property as collateral. In general, a prospective borrower applying for a Mortgage loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial conditions, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports, among other things, the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

     The Company may elect to have the borrower's credit report reviewed, and a credit score produced, by an independent credit-scoring firm, such as FICO. The Company has not engaged FICO or discussed any such engagement with FICO. Credit scores estimate, on a relative basis, which borrowers are most likely to default on mortgage loans. Lower scores imply higher default risks relative to higher scores. FICO scores are empirically derived from historical credit bureau data and represent a numerical weighing of a borrower's credit characteristics over a two-year period. A FICO score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include the following: the number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history. Attributes are the specific values of each characteristic. A scoreboard (the model) is created with weights or points assigned to each attribute. An individual mortgage loan applicant's credit score is derived by summing together the attribute weights for the applicant.

     In determining the adequacy of the Mortgaged Property as collateral, an appraisal is made of each property considered in financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed and to identify any items that have not been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home. The value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance. The maximum Loan-to-Value Ratio is generally not expected to exceed 95%. Mortgage Loans with Loan-to-Value Ratios in excess of 80% at origination may be covered by private mortgage insurance insuring the balance thereof. The method of calculation the "Loan-to-Value" of a Mortgage Loan will be described in the Prospectus Supplement for a Series of Securities supported by Mortgage Loans. In addition, if set forth in the related Prospectus Supplement, certain Mortgage Loans with loan-to-value ratios in excess of 80% may be secured by additional collateral such as pledged securities accounts, cash equivalents, or mortgages on other real property owned by the borrowers or other parties.

     Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligations on the proposed mortgage loan (determined on the basis of the monthly payments due in the year of origination) and other expenses related to the Mortgaged Property (such as property taxes and hazard insurance) and (ii) to meet monthly housing expenses and other financial obligations and monthly living expenses. The maximum housing expense to income ratio referred to in (i) is generally not expected to exceed 40% and the maximum debt to income ratio described in (ii) is generally not expected to exceed 55%. The underwriting standards applied by Sellers may be varied in appropriate cases where factors such as low Loan-to-Value Ratios or other favorable credit issues exist.

     The Depositor expects that a portion of the Mortgage Loans it purchases will be "jumbo" loans, i.e., mortgage loans that exceed the maximum balance for purchase by FNMA or FHLMC. Under current regulations, the maximum principal balance allowed on mortgage loans eligible for purchase by FNMA or FHLMC ranges from $227,150 ($340,725 for mortgage loans secured by mortgaged properties located in either Alaska or Hawaii) for one-unit to $436,600 ($645,900 for mortgage loans secured by mortgaged properties located in either Alaska or Hawaii) for four-unit residential loans. The maximum loan amount is generally not expected to exceed $1,500,000 in the case of any of the foregoing types of mortgage loans.

     A lender may originate mortgage loans under a reduced documentation program. A reduced documentation program is designed to facilitate the loan approval process and thereby improve the lender's competitive position among other loan originators. Under a reduced documentation program, relatively more emphasis is placed on property underwriting and a credit score than on a credit underwriting. In that situation, certain underwriting documentation concerning income and employment verification is waived.

     In the case of a mortgage loan secured by a leasehold interest in a real property, the title to which is held by a third party lessor, generally, the Seller will be required to represent and warrant, among other things, that the remaining term of the lease and any sublease is at least 10 years longer term of the mortgage loan.

     Certain of the types of mortgage loans which may be included in the Mortgage Collateral are recently developed and may involve additional uncertainties not present in traditional types of mortgage loans. For example, certain of such Mortgage Loans are may provide for escalating or variable payments by the mortgagor or obligor. These types of Mortgage Loans are underwritten on the basis of a judgment that a mortgagors or obligors will have the ability to make monthly payments required initially. In some instances, however, a mortgagor's or obligor's income may not be sufficient to permit continued loan payments as such payments increase. These types of mortgage loans may also be underwritten primarily upon the basis of Loan-to-Value Ratios or other favorable credit factors rather than on the borrower's credit standing or income ratios.

QUALITY CONTROL

     The Depositor's parent, TMA, has developed a quality control program to monitor the quality of mortgage loan underwriting at the time of acquisition and on an ongoing basis. In general, Mortgage Loans purchased by TMA will be subject to this quality control program.

     The legal document custodian of the Mortgage Loans will review each Mortgage Loan acquired to verify the existence and completeness of the information contained in the mortgage notes, security instruments and other
pertinent legal documents in the file.    See "Re-Underwriting Standard" above.

REPRESENTATIONS BY SELLERS; REPURCHASES

     In general, Sellers of Mortgage Loans will have made representations and warranties in respect of the Mortgage Loans sold by such Seller and included in the Mortgage Collateral supporting a Series of Securities. In connection with the certain Mortgage Loans, or described in the related Prospectus Supplement, the Seller may represent that to the best of Seller's knowledge, the hazard insurance is in full force and effect. Such representations and warranties generally include, among other things: (i) that title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy and Primary Mortgage Insurance Policy (as defined herein) were effective at the origination of each Mortgage Loan, and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the Mortgage Loan from the Seller by or on behalf of the Company; (ii) that the Seller had good title to each such Mortgage Loan and such Mortgage Loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement described herein may forgive certain indebtedness of the obligors on such Pledged Mortgages (each, a "Mortgagor");
(iii) that each mortgage loan constituted a valid first or junior lien, as the case may be, on the Mortgaged Property (subject only to permissible title insurance exceptions, if applicable, and certain other exceptions described in the Pooling and Servicing Agreement) and that the Mortgaged Property was free from material damage and to the best of Seller's knowledge, was in good repair;
(iv) that there were no delinquent tax or assessment liens against the Mortgaged Property (in connection with certain Mortgage Loans, as described in the related Prospectus Supplement, such representation may be qualified to be based on the best of the Seller's knolwedge.); (v) that no required payment on a mortgage loan was 60 or more days delinquent at any time during the twelve months prior to the date that TMA purchased the Mortgage Loan or the cut-off date set forth in the related Mortgage Loan Purchase Agreement supporting a related Series of Securities; and (vi) that each mortgage loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects.

     In general, if the Seller cannot cure a breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Securityholders in such related Class of Securities within 90 days after notice of such breach, then such Seller will be obligated to either (i) substitute a similar mortgage loan for such Mortgage Loan under the conditions and within the time period specified in the related Prospectus Supplement or (ii) repurchase such Mortgage Loan from the Issuer at a price (the "Purchase Price") equal to 100% of the outstanding principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month in which such Mortgage Loan is repurchased at the Mortgage Rate (less any unreimbursed advances or amount payable as related servicing and/or master servicing compensation if the Seller is the Servicer Master Servicer with respect to such Mortgage Loan). The Master Servicer will be required under the applicable Master Servicing Agreement and applicable Mortgage Loan Purchase Agreement to enforce this obligation for the benefit of the applicable Trustee and the Securityholders, following the practices it would employ in its good faith business judgment were it the owner of such Mortgage Loan. These substitution or repurchase obligations will generally constitute the sole remedies available to Securityholders or the applicable Trustee for a breach of representation by a Seller. The Seller may be obligated to indemnify the Issuer for certain enumerated lossed caused by the breach of the representation or warranty. In addition, with respect to certain Mortgage Loans, as set forth in therelated Prospectuys Supplement, the Seller may be obligated to remedy a breach of a respresentation or warranty, notwithstanding that the representation or warranty was made to the best of Seller's knowledge.

     TMA has in limited circumstances purchased Mortgage Loans without representations or warranties from or against the Seller or the originator of the Mortgage Loans. Such Mortgage Loans primarily were purchased from the Resolution Trust Corporation or from thrift or banking institutions unable or unavailable to provide such representations and warranties. Such Mortgage Loans typically are loans seasoned for at least five years and acquired without representations or warranties in connection with the termination of Mortgage Pool securitizations of unaffiliated issuers. TMA made its decision to purchase such Mortgage Loans on the basis of seasoning and payment history. In the event of a default on such a Mortgage Loan, the Servicer would be unable to cause the seller of such a Mortgage Loan to repurchase and the defaulted Mortgage Loan would remain in the Trust Fund Assets. In that case, the Securityholders, especially the holders of the Subordinated Classes of Securities supported by such Trust Fund Assets could experience reduced or delayed interest or principal payments. See the description of "Trust Fund Assets" in the related Prospectus Supplement.

                               TRUST FUND ASSETS

GENERAL

     The Trust Fund Assets supporting each Series of Securities will consist of collateral (the "Collateral") comprised of (i) the Mortgage Collateral included in the Trust Fund Assets relating to such Series of Securities, (ii) funds on deposit in the Bond Account and the Distribution Account under the Indenture for such Series of Securities representing payments and prepayments on Mortgage Collateral, including, to the extent applicable, all payments which may become due under any applicable hazard, mortgage guaranty, mortgagor bankruptcy, title insurance and bond insurance policies (collectively, the "Insurance Proceeds") and the proceeds (the "Liquidation Proceeds") of foreclosure or settlement of defaulted Mortgage Loans each as required to be remitted to the applicable Trustee, (iii) cash, certificates of deposit, letters of credit, surety bonds, reinvestment income, guaranteed investment contract or any combination thereof in the aggregate amount, if any, specified in the related Prospectus Supplement to be deposited by the Issuer in a related Reserve Fund, (iv) the amount of cash, if any, specified in the related Prospectus Supplement, to be initially deposited by the Issuer in the related Bond Account, (v) certain cash accounts, insurance policies, surety bonds, reinvestment income, guarantees, letters of credit, cross-collateralization or derivative arrangements, as specified herein and in the related Prospectus Supplement, (vi) to the extent applicable, the reinvestment income on all of the foregoing, (vii) the Issuer's rights under the Mortgage Loan Purchase Agreement with respect to the Series of Securities,
(viii) amounts (excluding any reinvestment income thereon) deposited in the related early remittance account, if any, under the Indenture for such Series of Securities, and (ix) the issuer's rights under certain of the Mortgage Pool Insurance Policies and/or Bond Insurance Policies obtained for such Series of

Securities. Scheduled payments on the Mortgage Collateral securing a Series of Bonds and amounts, in any, initially deposited in the related Bond Account, together with, to the extent applicable, amounts available to be withdrawn from any related Reserve Fund, will be sufficient to make timely payments of interest on the Bonds of such Series and to retire each Class of Bonds comprising such Series not later than the Stated Maturity of such Class of Bonds specified in the related Prospectus Supplement.

     The Trust Fund Assets for each Series of Certificates will consist primarily of one or more Bonds representing the right to receive all or substantially all of the payments on the Mortgage Collateral securing such Series of Bonds. Each Series of Certificates will accordingly be supported by the Mortgage Collateral and other items included in the Trust Fund Assets for the related Series of Bonds.

     Each Prospectus Supplement relating to a Series of Securities will include information as to (i) the approximate aggregate principal amount of the Mortgage Collateral supporting such Series and whether the Mortgage Collateral consists of Mortgage Loans, GNMA Certificates, FNMA Certificates, FHLMC Certificates or some combination of Mortgage Loans Non-Agency Securities and Agency Securities and (ii) the approximate weighted average terms to maturity of such Mortgage Collateral.

     The Mortgage Collateral supporting each Series of Securities will serve as Trust Fund Assets only for the Series of Securities, except to the extent that any Mortgage Pool Insurance Policies, Special Hazard Insurance Policies, Bankruptcy Bonds or other form of credit enhancement specified herein, if specified in the related Prospectus Supplement may be pledged or transferred to support more than one Series of Securities. See "Credit Enhancement" herein.

     The following is a brief description of the Mortgage Collateral expected to be included in the Trust Fund Assets for a Series of Securities. If specific information respecting the Mortgage Collateral is not known at the time the related Series of Securities initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Securities (the "Detailed Description"). A schedule of the Mortgage Collateral relating to such Series of Securities will be attached to the applicable Agreement upon issuance of the Securities.

THE MORTGAGE LOANS

     GENERAL. All of the Mortgage Loans will be transferred to the Company by TMA (or an affiliate) or acquired by the Company or from another Seller will be serviced either by the Seller or a Servicer contracted by TMA, and will be master serviced by the Master Servicer specified in the related Prospectus Supplement. See "Servicing of the Mortgage Loans" herein. Mortgage Loans contributed to or acquired by the Company will have been originated in accordance with the underwriting criteria specified under "Mortgage Loan Acquisition --Underwriting Standards" herein and in the related Prospectus Supplement. The Mortgage Loans supporting a Series of Securities will consist primarily of loans secured by first liens on one- to four-family residential properties. These Mortgage Loans may consist of conventional Mortgage Loans that comply with requirements for inclusion in certain programs sponsored by the FHLMC or FNMA, and FHA Loans and VA Loans. TMA primarily acquires nonconforming first priority Mortgage Loans from Sellers. The nonconforming Mortgage Loans will be conventional Mortgage Loans that vary in one or more respects from the requirements for participation in FHLMC or FNMA programs. See "Certain Legal Aspects of Mortgage Loans -- General" herein. The real property constituting security for repayment of a Mortgage Loan (each, a "Mortgaged Property") may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico, or any other territory of the United States as specified in the related Prospectus Supplement. Mortgage Loans with certain Loan-to-Value Ratios as of the date of the Company's acquisition may be covered wholly or partially by primary mortgage insurance policies (each, a "Primary Mortgage Insurance Policy"). The existence, extent and duration of any such coverage will be described in the applicable Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans supporting a Series of Securities will have monthly payments due on the first day of each month. Such monthly installments on each such Mortgage Loan, net of (i) applicable servicing compensation and master servicing compensation, (ii) amounts retained by the Master Servicer and/or Servicer (as defined herein) to be applied to the payment of premiums for certain Mortgage Pool Insurance Policies and, if applicable, bond insurance policies and (iii) amounts retained to reimburse the Master Servicer and/or Servicer for certain advances it has made, will be payable to the Trustee by the Master Servicer on or before the monthly remittance date specified in the Prospectus Supplement relating to the Series of Bonds secured by such Mortgage Loans (each, a "Remittance Date"). See "Servicing of the Mortgage Loans -- Payments on Mortgage Loans" and " -- Advances and Other Amounts Payable by Master Servicer" herein. The payment terms of the Mortgage Loans supporting a Series of Securities will be described in the related Prospectus Supplement and may include any of the following features or combination thereof or other features described in the related Prospectus Supplement:

     (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations as set forth in the related Mortgage Note. Accrued interest may be deferred and added to the principal of a Mortgage Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. A Mortgage Note may provide for the payment of interest at a rate lower than the Mortgage Rate specified in such Mortgage Note for a period of time or for the life of the Mortgage Loan and the amount of any difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source. A Mortgage Note may also provide for the conversion, at a specified time, of the applicable interest rate from an adjustable rate to a fixed rate at the election of the borrower. The borrower will typically pay a fee in order to exercise such option.

     (b) Principal may be payable on a level debt service basis to fully amortize the Mortgage Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Mortgage Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payments"). Principal includes any interest that has been deferred and added to the principal balance of the Mortgage Loan.

     (c) Monthly payments of principal and interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time or may change from period to period. The terms of a Mortgage Loan may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

     (d) The Mortgage Loans may be prepaid (i) at any time without the payment of any prepayment fee or (ii) subject to a prepayment fee, which may be fixed for the life of any such Mortgage Loan or may decline over time. In some cases, prepayment may be prohibited for the life of the Mortgage Loan or for certain periods ("lockout periods"). Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Mortgage Loans may include "due-on-sale" clauses that permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards. See "Mortgage Loan Acquisition -- Underwriting Standards" herein. Enforcement of the provisions of the Mortgage Loans is subject to applicable local law.

     The Mortgage Collateral supporting a Series of Securities may include certain Mortgage Loans ("Buydown Loans") that include provisions whereby a third party partially subsidizes the monthly payments of the Mortgagors during the early years of such Mortgage Loans, the difference to be made up from a fund (a "Buydown Fund") contributed by such third party at the time of origination of the Mortgage Loan. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the Mortgagor will increase during the buydown period as a result of normal increases in compensation and inflation, so that the Mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on Buydown Loans is increased. The related Prospectus Supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the Mortgagor initially, on annual increases in the interest rate and on the length of the buydown period.

     Mortgage Loans will consist primarily of mortgage loans secured by first mortgage liens or deeds of trust on one-to four-family residential properties. Under certain circumstances, TMA may in the future acquire Mortgage Loans secured by junior liens. If provided in the related Prospectus Supplement, certain of the Mortgage Loans may be secured by junior liens where the related senior liens ("Senior Liens") are not to be included as part of the Mortgage Collateral. Holders of such Mortgage Loans secured by junior liens are subject to the risk that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loans. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgaged Property, if such proceeds are sufficient, before the Issuer as holder of the junior lien receives any payments in respect of the Mortgage Loan. If the Master Servicer or a Servicer were to foreclose on any such Mortgage Loan, it would do so subject to any related Senior Liens. In order for the debt related to the Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and the Senior Liens or purchase the Mortgaged Property subject to the Senior Liens. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Issuer, as the holder of the junior liens, and, accordingly, holders of one or more Classes of the Securities of the related Series, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions or the Mortgage Loan may be nonrecourse. In addition, a junior mortgagee may not foreclose on the property secured by a junior mortgage unless it forecloses subject to the senior mortgages. At present TMA does not acquire significant amounts of Mortgage Loans secured by junior liens but may increase its acquisition of junior mortgages in the future. At a minimum, TMA will require Loan-to-Value Ratios of 80% or lower and a FICO score greater than 680 for the borrower with respect to Mortgage Loans secured by junior liens.

     The Mortgaged Properties relating to Mortgage Loans will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units, units in housing cooperatives, individual units in planned unit developments and certain other dwelling units. Such Mortgaged Properties may include vacation and second homes and investment properties. In addition, the Mortgaged Properties may be owned by the borrower in fee simple or may be leasehold interests. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the Mortgage Loans by at least ten years, or such other period specified in the related Prospectus Supplement.

     Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then specifically known to the Company, with respect to the Mortgage Loans supporting the related Series of Securities, including (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Mortgage Loans as of the date included in the Mortgage Collateral supporting the related Series of Securities, (ii) the types of property securing the Mortgage Loans, (iii) the original terms to maturity of the Mortgage Loans,

(iv) the earliest origination date and latest maturity date of any of the Mortgage Loans, (v) the maximum and minimum per annum Mortgage Rates and (vi) the geographical distribution of the Mortgage Loans.

     No assurance can be given that values of the Mortgaged Properties as of the date of acquisition by the Company will remain constant throughout the life of the Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans, and any secondary financing on the Mortgaged Properties, supporting a Series of Securities become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Mortgage Collateral. To the extent that such losses are not covered by subordination provisions, any other credit enhancement or alternative arrangements described herein and in the related Prospectus Supplement, such losses will be borne, at least in part, by the holders of the Securities of the related Series.

     ASSIGNMENT OF MORTGAGE LOANS TO TRUSTEE. Assignments of the mortgages or deeds of trust in recordable form, naming the Trustee as assignee, will be executed and, subject to release for recording purposes, delivered to the Trustee along with certain other original documents evidencing the Mortgage Loans, including the related Mortgage Notes. The original mortgage documents will be held by the Trustee or its custodian, except to the extent released to the Master Servicer or any Servicer from time to time in connection with its respective servicing activities. In the event an assignment of a Mortgage Loan to the Trustee is deemed necessary and is not recorded or the opinion referred to above is not delivered to the Trustee within the period specified in the related Prospectus Supplement, TMA, may, if required by the Trustee in accordance with the terms of the Indenture, be obligated to (i) purchase such Mortgage Loan at a price equal to the outstanding principal balance thereof on the date of such purchase plus accrued and unpaid interest thereon to the first day of the month following the month in which such Mortgage Loan is purchased and deposit such amount in the Bond Account for such Series of Securities or
(ii) if permitted by the applicable provisions of the Indenture and the Mortgage Loan Purchase Agreement with respect to such Series of Securities, replace such Mortgage Loan with an eligible substitute mortgage loan (an "Eligible Substitute Mortgage Loan"). See " -- Substitution of Mortgage Collateral" herein.

     The Master Servicer will service the Mortgage Loans, either directly or through other mortgage servicing institutions ("Servicers"), pursuant to a Master Servicing Agreement (as defined herein), and will receive a fee for such services. See "Mortgage Loan Acquisition" and "Servicing of the Mortgage Loans" herein. With respect to Mortgage Loans serviced by the Master Servicer through a Servicer, the Master Servicer will remain liable for its servicing obligations under the related Master Servicing Agreement as if the Master Servicer alone were servicing such Mortgage Loans. The Master Servicer will receive fees as specified in the related Master Servicing Agreement and the Servicers will receive fees in accordance with the applicable Servicing Agreement.

     The obligations of the Master Servicer with respect to the Mortgage Loans will consist principally of its contractual master servicing obligations under the related Master Servicing Agreement (including its obligation to enforce the obligations of the Servicers) as more fully described herein under "Mortgage Loan Acquisition--Representations by Sellers; Repurchases" and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Mortgage Loans in the amounts described herein under "Servicing of the Mortgage Loans--Advances and Other Amounts Payable by Master Servicer" herein. The obligations of the Master Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

AGENCY SECURITIES

     GENERAL. The Agency Securities supporting a Series of Securities will consist of (i) fully modified pass-through mortgage-backed certificates guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ("GNMA Certificates"), (ii) certificates ("Guaranteed Mortgage Pass-Through Certificates") issued and guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association ("FNMA Certificates"), (iii) mortgage participation certificates issued and guaranteed as to timely payment of interest and, unless otherwise specified in the related Prospectus Supplement, ultimate payment of principal by the Federal Home Loan Mortgage Corporation ("FHLMC Certificates"), (iv) stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain GNMA, FNMA or FHLMC Certificates and, unless otherwise specified in the related Prospectus Supplement, guaranteed to the same extent as the underlying securities, (v) another type of pass-through certificate issued or guaranteed by GNMA, FNMA or FHLMC and described in the related Prospectus Supplement or (vi) a combination of such Agency Securities.

     GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, GNMA Certificates that represent an interest in a pool of mortgage loans insured by the FHA under the Housing Act or Title V of the Housing Act of 1949 ("FHA Loans"), or partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code ("VA Loans").

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection." In order to meet its obligations under such guaranty, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury in an unlimited amount which is at any time sufficient to enable GNMA to perform its obligations under its guaranty.

     Each GNMA Certificate pledged to secure a Series of Securities (which may be issued under either the GNMA I program (each such certificate, a "GNMA I Certificate") or the GNMA II program (each such certificate, a "GNMA II Certificate")) will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern ("GNMA Issuer") approved by GNMA or by FNMA as a seller-servicer of FHA Loans and/or VA Loans. The mortgage loans underlying the GNMA Certificates will consist of FHA Loans and/or VA Loans. Each such mortgage loan is secured by a one- to four-family or multifamily residential property. GNMA will approve the issuance of each such GNMA Certificate in accordance with a guaranty agreement (a "Guaranty Agreement") between GNMA and the GNMA Issuer. Pursuant to its Guaranty Agreement, a GNMA Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each such GNMA Certificate if the payments received by the GNMA Issuer on the FHA Loans or VA Loans underlying each such GNMA Certificate are less than the amounts due on each such GNMA Certificate.

     The full and timely payment of principal of and interest on each GNMA Certificate will be guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States. Each such GNMA Certificate will have an original maturity of not more than 30 years (but may have original maturities of substantially less than 30 years). Each such GNMA Certificate will be based on and backed by a pool of FHA Loans or VA Loans secured by one- to four-family residential properties and will provide for the payment by or on behalf of the GNMA Issuer to the registered holder of such GNMA Certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA Loan or VA Loan underlying such GNMA Certificate, less the applicable servicing and guaranty fee, which together equal the difference between the interest on the FHA Loan or VA Loan and the pass-through rate on the GNMA Certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA Loans or VA Loans underlying such GNMA Certificate and liquidation proceeds in the event of a foreclosure or other disposition of any such FHA Loans or VA Loans.

     If a GNMA Issuer is unable to make the payments on a GNMA Certificate as it becomes due, it must promptly notify GNMA and request GNMA to make such payment. Upon notification and request, GNMA will make such payments directly to the registered holder of such GNMA Certificate. In the event no payment is made by a GNMA Issuer and the GNMA Issuer fails to notify and request GNMA to make such payment, the holder of such GNMA Certificate will have recourse only against GNMA to obtain such payment. The Securities Trustee or its nominee, as registered holder of the GNMA Certificates included in the Trust Fund Assets supporting a Series of Securities will have the right to proceed directly against GNMA under the terms of the Guaranty Agreements relating to such GNMA Certificates for any amounts that are not paid when due.

     All mortgage loans underlying a particular GNMA I Certificate must have the same interest rate (except for pools of mortgage loans secured by manufactured homes) over the term of the loan. The interest rate on such GNMA I Certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA I Certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

     Mortgage loans underlying a particular GNMA II Certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each GNMA II Certificate will be between one-half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA II Certificate (except for pools of mortgage loans secured by manufactured homes).

     Regular monthly installment payments on each GNMA Certificate included in the Trust Fund Assets supporting a Series of Bonds will be comprised of interest due as specified on such GNMA Certificate plus the scheduled principal payments on the FHA Loans or VA Loans underlying such GNMA Certificate due on the first day of the month in which the scheduled monthly installments on such GNMA Certificate are due. Such regular monthly installments on each such GNMA Certificate are required to be paid to the registered holder by the 15th day of each month in the case of a GNMA I Certificate and are required to be mailed to the registered holder by the 20th day of each month in the case of a GNMA II Certificate. Any principal prepayments on any FHA Loans or VA Loans underlying a GNMA Certificate included in the Trust Fund Assets supporting a Series of Securities or any other early recovery of principal on such loans will be passed through to the registered holder of such GNMA Certificate.

     GNMA Certificates included in the Trust Fund Assets may be backed by graduated payment mortgage loans or by Buydown Loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of such mortgage loan. Payments due the registered holders of GNMA Certificates backed by pools containing Buydown Loans will be computed in the same manner as payments derived from other GNMA Certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of such mortgage loans, will be less than the amount of stated interest on such mortgage loans. The interest not so paid will be added to the principal of such graduated payment mortgage loans and, together with interest thereon, will be paid in subsequent years. The obligations of GNMA and of a GNMA Issuer will be the same irrespective of whether the GNMA Certificates are backed by graduated payment mortgage loans or Buydown Loans. No statistics comparable to the FHA's prepayment experience on level payment, non-"buydown" mortgage loans are available in respect of graduated payment or Buydown Loans. GNMA Certificates related to a Series of Bonds may he held in book-entry form.

     The GNMA Certificates supporting a Series of Securities, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Prospectus Supplement.

     FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. FNMA originally was established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

     FNMA provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, FNMA helps to redistribute mortgage funds from capital-surplus to capital-short areas.

     FNMA Certificates are Guaranteed Mortgage Pass-Through Certificates representing fractional undivided interests in a pool of mortgage loans formed by FNMA. Each mortgage loan generally must meet the applicable standards of the FNMA purchase program. Mortgage loans comprising a pool are either provided by FNMA from its own portfolio or purchased pursuant to the criteria of the FNMA purchase program.

     Mortgage loans underlying the FNMA Certificates included in the Trust Fund Assets supporting a Series of Securities will consist of conventional loans, FHA Loans or VA Loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a FNMA Certificate are expected to be between either 8 to 15 years or 20 to 40 years. The original maturities of substantially all of the fixed rate, level payment FHA Loans or VA Loans are expected to be 30 years.

     Mortgage loans underlying a FNMA Certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a FNMA Certificate is equal to the lowest interest rate of any mortgage loan in the related pools, less a specified minimum annual percentage representing servicing compensation and FNMA's guaranty fee. Under a regular servicing option (pursuant to which the mortgagee or each other servicer assumes the entire risk of foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will be between 50 basis points and 250 basis points greater than is its annual pass-through rate and under a special servicing option (pursuant to which FNMA assumes the entire risk for foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will generally be between 55 basis points and 255 basis points greater than the annual FNMA Certificate pass-through rate. One "basis point" is equal to one-hundredth of a percentage point (0.01%). If specified in the related Prospectus Supplement, FNMA Certificates may be backed by adjustable rate mortgages.

     FNMA guarantees to each registered holder of a FNMA Certificate that it will distribute amounts representing such holder's proportionate share of scheduled principal and interest payments at the applicable pass-through rate provided for by such FNMA Certificate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. The obligations of FNMA under its guaranties are obligations solely of FNMA and are not backed by, or entitled to, the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner. If FNMA were unable to satisfy its obligations, distributions to holders of FNMA Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and accordingly, monthly distributions to holders of FNMA Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     FNMA Certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than FNMA Certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects) are available in book-entry form only. Distributions of principal and interest on each FNMA Certificate will be made by FNMA on the 25th day of each month to the persons in whose name the FNMA Certificate is entered in the books of the Federal Reserve Banks (or registered on the FNMA Certificate register in the case of fully registered FNMA Certificates) as of the close of business on the last day of the preceding month. With respect to FNMA Certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered FNMA Certificates, distributions thereon will be made by check.

     The FNMA Certificates supporting a Series of Securities, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Prospectus Supplement.

     FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The common stock of FHLMC is publicly traded. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien, conventional mortgage loans or participation interests in such mortgage loans and the sale of the mortgage loans or participation so purchased in the form of guaranteed mortgage securities, primarily FHLMC Certificates. FHLMC is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

     Each FHLMC Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien Conventional Loans, FHA Loans or VA Loans. FHLMC Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A FHLMC Certificate may be issued under either FHLMC's Cash Program or Guarantor Program.

     Mortgage loans underlying the FHLMC Certificates supporting a Series of Securities will generally consist of mortgage loans with original terms to maturity of between 10 and 40 years. Each such mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participation comprising another FHLMC Certificate group. Under the Guarantor Program, any such FHLMC Certificate group may include only whole loans or participation interests in whole loans.

     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable certificate interest rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate group represented by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection by such holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the related Prospectus Supplement for a Series of Bonds, guarantee the timely payment of scheduled principal. Under FHLMC's Gold PC Program, FHLMC guarantees the timely payment of principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in such month of distribution. Pursuant to its guaranties, FHLMC indemnifies holders of FHLMC Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. FHLMC may remit the amount due on account of its guaranty of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying FHLMC Certificates, including the timing of any demand for acceleration, FHLMC reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans that it has purchased but not sold. The length of time necessary for FHLMC to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor and FHLMC has not adopted standards which require that the demand be made within any specified period.

     FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guaranty are obligations solely of FHLMC and are not backed by, or entitled to, the full faith and credit of the United States. If FHLMC were unable to satisfy such obligations, distributions to holders of FHLMC

Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FHLMC Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     Registered holders of FHLMC Certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by FHLMC, including any scheduled principal payments, full and partial prepayments of principal and principal received by FHLMC by virtue of condemnation, insurance, liquidation or foreclosure and repurchases of the mortgage loans by FHLMC or the seller thereof. FHLMC is required to remit each registered FHLMC Certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the FHLMC pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which such payments are deemed to have been received by FHLMC.

     Under FHLMC's Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a FHLMC Certificate may exceed the pass-through rate on the FHLMC Certificate. Under such program, FHLMC purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participation purchased results in the yield (expressed as a percentage) required by FHLMC. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participation in a FHLMC Certificate group under the Cash Program will vary since mortgage loans and participation are purchased and assigned to a FHLMC Certificate group based upon their yield to FHLMC rather than on the interest rate on the underlying mortgage loans. Under FHLMC's Guarantor Program, the pass-through rate on a FHLMC Certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of FHLMC's management and guaranty income as agreed upon between the seller and FHLMC.

     FHLMC Certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a FHLMC Certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of such FHLMC Certificate. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to FHLMC Certificates sold by FHLMC on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders thereof in accordance with such holders' instructions.

NON-AGENCY SECURITIES

     GENERAL. Trust Fund Assets supporting a Series of Securities may consist, in whole or in part, of (a) Non-Agency Securities that include pass-through certificates representing beneficial interests in loans of that type that would otherwise be eligible to be Mortgage Loans (the "Underlying Loans") or (b) collateralized obligations secured by Underlying Loans. Such pass-through certificates or collateralized obligations will have previously been (i) offered and distributed to the public pursuant to an effective registration statement or
(ii) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of sale (nor an affiliate thereof at any time during the two preceding months); provided a period of three years elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof. Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality thereof; they need not be, and Non-Agency Securities themselves will not be, so insured or guaranteed.

     Non-Agency Securities will have been issued pursuant to a pooling and servicing agreement, a trust agreement or similar agreement (a "PS Agreement"). The seller/servicer of the Underlying Loans will have entered into the PS Agreement with the trustee under such PS Agreement (the "PS Trustee"). The PS Trustee or its agent, or a custodian, will possess the Underlying Loans. Underlying Loans will be serviced by a servicer (the "PS Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PS Servicer.

     The sponsor of the Non-Agency Securities (the "PS Sponsor") will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to such trusts, and selling beneficial interest in such trusts. If so specified in the Prospectus Supplement, the PS Sponsor may be an affiliate of the Depositor. The obligations of the PS Sponsor will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related trust or any of the Non-Agency Securities issued under the PS Agreement, the PS Sponsor will have guaranteed any of the assets conveyed to the related trust or any of the Non-Agency Securities issued under the PS Agreement. Additionally, although the Underlying Loans may be guaranteed by an agency or instrumentality of the United States, the Non-Agency Securities themselves will not be so guaranteed.

     Distribution of principal and interest will be made on the Non-Agency Securities on the dates specified in the related Prospectus Supplement. The Non-Agency Securities may be entitled to receive nominal or no principal distributions or nominal or interest distributions. Principal and interest distributions will be made on the Non-Agency Securities by the PS Servicer. The PS Sponsor or the PS Servicer may have the right to repurchase the Underlying Loans after a certain date or under other circumstances specified in the related Prospectus Supplement.

     The Underlying Loans may be fixed rate, level payment, fully amortizing or adjustable rate loans or loans having balloon or other irregular payment features. Such underlying Loans will be secured by mortgage liens or deeds of trust on residential properties.

     CREDIT SUPPORT RELATING TO NON-AGENCY SECURITIES. Credit support in the form of Reserve Funds, subordination of other Non-Agency Securities issued under the PS Agreement, guarantees, cash, collateral accounts, Security Policies or other types of credit support may be provided with respect to the Underlying Loans or with respect to the Non-Agency Securities themselves. The type, characteristics and amount of credit support will be a function of certain characteristics of the Underlying Loans and other factors and will have been established for the Non-Agency Securities on the basis of requirements of the national statistical rating organization that rated the Non-Agency Securities.

     ADDITIONAL INFORMATION. The Prospectus Supplement relating to a Series of Securities for which the Trust Fund Assets include Non-Agency Securities will specify (such disclosure may be on an approximate basis and will be as of the date specified in the related Prospectus Supplement), to the extent relevant and the extent such information is reasonably available to the Depositor and the Depositor reasonably believes such information to be reliable: (i) the aggregate approximate principal amount and type of the Non-Agency Securities to be included in the Trust Fund Assets supporting such Series of Securities; (ii) certain characteristics of the Underlying Loans, including (a) the payment features of such Underlying Loans (i.e., whether they are Closed-End Loans and/or Revolving Credit Line Loans, whether they are fixed rate or adjustable rate and whether they provide for fixed level payments of other payment features); (b) the approximate aggregate Principal Balance, if known, of such Underlying Loans insured or guaranteed by a governmental entity; (c) the servicing fee or range of servicing fees with respect to the Underlying Loans;
(d) the minimum and maximum stated maturities of such Underlying Loans at origination; (e) the lien priority of such Underlying Loans and (f) the delinquency status and year of origination of such Underlying Loans (iii) the maximum original term-to-stated maturity of the Non-Agency Securities; (iv) the weighted average term-to-stated maturity of the Non-Agency Securities; (v) the pass-through or certificate rate or ranges thereof for the Non-Agency Securities; (vi) the PS Sponsor, the PS Servicer (if other than the PS Sponsor) and the PS Trustee for such Non-Agency Securities; (viii) certain characteristics of credit support if any, such as Reserve Funds, Security Policies or guarantees relating to such Loans underlying the Non-Agency Securities or to such Non-Agency Securities themselves; (viii) the terms of which Underlying Loans, may or are required to, be purchased prior to their stated maturity or the stated maturity of the Non-Agency Securities; and (ix) the terms on which Underlying Loans may be substituted for those originally underlying the Non-Agency Securities. If information of the nature described above representing the Non-Agency Securities is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and the additional information, it available, will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days of the initial issuance of such Securities.

SUBSTITUTION OF MORTGAGE COLLATERAL

     Substitution of Mortgage Collateral (the "Substitute Collateral") will be permitted in the event of breaches of representations and warranties with respect to any original Mortgage Collateral or in the event the documentation with respect to any Mortgage Collateral is determined by the Bond Trustee to be incomplete. The period during which such substitution will be permitted generally will be indicated in the Prospectus Supplement for a Series of Securities. The Prospectus Supplement for a Series of Securities will describe the conditions upon which Mortgage Collateral may be substituted for Mortgage Collateral initially supporting such Series.

OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

     If so provided in the related Prospectus Supplement, the Master Servicer, the Seller and/or the Company may, at its option, purchase from the Issuer any Mortgage Loan which is delinquent in payment by more than the number of days specified in such Prospectus Supplement, at a price specified in such Prospectus Supplement.

BOND AND DISTRIBUTION ACCOUNTS

     A separate Bond Account will be established with the Trustee for each Series of Securities for receipt of (i) all interest and principal payments (including, to the extent applicable, any required advances by the Master Servicer and any Servicers) and all prepayments on the Mortgage Collateral securing such Series required to be remitted to the Bond Trustee (including, to the extent applicable, Insurance Proceeds required to be remitted to the Bond Trustee and Liquidation Proceeds); (ii) the amount of cash, if any, withdrawn from any related Reserve Fund; and (iii) if so specified in the related Prospectus Supplement, the reinvestment income on all of the foregoing. On or prior to the date specified in the related Prospectus Supplement (each, a "Distribution Account Deposit Date"), the Master Servicer shall withdraw from the Bond Account the Optional Distribution Amount for such Payment Date, to the extent of funds available for such purpose on deposit therein, and will deposit such amount in the Distribution Account.

     The Bond Trustee will invest the funds in the Bond Account and the Distribution Account in Permitted Investments maturing no later than the next Payment Date for the related Series of Securities. "Permitted Investments" may include (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;
(ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each applicable Rating Agency, or such lower rating which will not result in a change in the rating then assigned to each related Series of Securities by each applicable Rating Agency, (iii) commercial paper or finance company paper which is then receiving the highest commercial or finance company paper rating of each applicable Rating Agency, or such lower rating as will not result in a change in the rating then assigned to each related Series of Securities by each applicable Rating Agency; (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's Investors Service, Inc. ("Moody's") is not an applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in a change in the rating then assigned to each related Series of Securities by each Rating Agency; (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent such deposits are fully insured by the FDIC; (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in a change in the rating then assigned to each related Series of Securities by each applicable Rating Agency;
(vii) repurchase obligations with
respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each applicable Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in a change in the rating then assigned to each related Series of Securities by each applicable Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each applicable Rating Agency or such lower rating as will not result in a change in the rating then assigned to each related Series of Securities by each such Rating Agency; and (x) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as will not result in a change in the rating then assigned to each related Series of Securities by each such Rating Agency; provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument; and provided, further, that no investment specified in clause (ix) or clause (x) above shall be a Permitted Investment for any Pre-Funding Account or any related Capitalized Interest Account (as defined herein). If a letter of credit is deposited with the Bond Trustee, such letter of credit will be irrevocable, will name the Bond Trustee, in its capacity as trustee for the Securityholders, as the sole beneficiary and will be issued by a bank acceptable to each applicable Rating Agency.

     Unless an Event of Default or an event which if not timely cured will constitute an Event of Default with respect to a Series of Securities has occurred and is continuing, funds remaining in the related Bond Account following a Payment Date for such Securities (other than certain amounts not constituting Available Funds if so specified in the related Prospectus Supplement or any funds required to be deposited in a related Reserve Fund) will be subject to withdrawal upon the order of the Issuer free from the lien of the Indenture.

PRE-FUNDING ACCOUNT

     If so specified in the related Prospectus Supplement, the Master Servicer will establish and maintain a Pre-Funding Account, in the name of the related Bond Trustee on behalf of the related Securityholders, into which the Depositor will deposit cash in an amount equal to the Pre-Funded Amount on the related Closing Date. The Pre-Funding Account will be maintained with the Bond Trustee for the related Series of Security and is designed solely to hold funds to be applied by such Bond Trustee during the Funding Period to pay to the Depositor the purchase price for Subsequent Mortgage Collateral. Prior to inclusion in the Collateral supporting a Series of Securities, in accordance with the provisions of the related Indenture, the Subsequent Mortgage Collateral will be subject to review by the same parties as reviewed the initial Mortgage Collateral. Specifically, the Bond Trustee will be required to perform a document review and an independent firm will certify the fair value of the Subsequent Mortgage Collateral. In addition, the Issuer will be required to deliver to the Bond Trustee a legal opinion to the effect that all Indenture requirements have been met for including the Subsequent Mortgage Collateral in the Collateral.

     Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Mortgage Collateral. The Pre-Funded Amount will not exceed 50% of the initial aggregate principal amount of the Securities of the related Series. The Pre-Funded Amount will be used by the related Bond Trustee to purchase Subsequent Mortgage Collateral from the Depositor from time to time during the Funding Period. The Funding Period, if any, for a Series of Securities will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is one year after the related Closing Date. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments (as such term is defined above under "--Bond and Distribution Accounts") under the circumstances and in the manner described in the related Agreement. Earnings on investment of funds in the Pre-Funding Account will be deposited into the related Bond Account or such other trust account as is specified in the related Supplement and losses will be charged against the funds on deposit in the Pre-Funding Account. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be paid to the related Securityholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Securities. Certain information with respect to the Subsequent Mortgage Collateral will be filed with the Commission on Form 8-K within fifteen days after the date such Subsequent Mortgage Collateral is conveyed to the related Trust.

     In addition, if so specified in the related Prospectus Supplement, on the related Closing Date the Depositor will deposit in an account (the "Capitalized Interest Account") cash in such amount as is necessary to cover anticipated shortfalls in interest on the related Series of Securities that may arise as a result of utilization of the Pre-Funding Account as described above. The Capitalized Interest Account shall be maintained with the Bond Trustee for the related Series of Securities and is designed solely to cover the above-mentioned interest shortfalls. Monies on deposit in the Capitalized Interest Account will not be available to cover losses on or in respect of the related Mortgage Collateral. To the extent that the entire amount on deposit in the Capitalized Interest Account has not been applied to cover shortfalls in interest on the related Series of Securities by the end of the Funding Period, any amounts remaining in the Capitalized Interest Account will be paid to the Depositor.


                         DESCRIPTION OF THE SECURITIES

     Each Series of Securities will be issued pursuant to an indenture ("Indenture") between the related Issuer and the entity named in the related Prospectus Supplement as Trustee with respect to such Series, and the related Mortgage Loans will be serviced by the Master Servicer pursuant to a Master Servicing Agreement. A form of Indenture and Master Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each Series of Certificates including interests for which a REMIC or FASIT election is made will be issued pursuant to a separate agreement (a "Trust Agreement") between the Depositor and the Certificate Trustee.

     A form of Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part.

     The Indentures, Pooling and Servicing Agreements and Trust Agreements for the Series of Securities offered hereby are referred to collectively as "Agreements" and individually as an "Agreement." The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund Assets. The following are descriptions of the material provisions which may appear in each Agreement. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Series of Securities. The Depositor will provide a copy of the Agreement (without exhibits) relating to any Series without charge upon written request of a holder of record of a Security of such Series addressed to Thornburg Mortgage Funding Corporation, 119 East Marcy Street, Santa Fe, New Mexico 87501.

GENERAL

     Unless otherwise described in the related Prospectus Supplement, the Securities of each Series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related Prospectus Supplement, will, in the case of Certificates, evidence specified beneficial ownership interests in, and in the case of Bonds, be secured by, the related Trust Fund Assets pursuant to the terms of each Agreement and will not be entitled to payments in respect of the assets included in any other Issuer established by the Depositor. Unless otherwise specified in the Prospectus Supplement, the Securities will not represent obligations of the Depositor or any affiliate of the Depositor. The assets of each Issuer will consist of, to the extent provided in the related Agreement, (i) the Trust Fund Assets as are subject to the related Agreement (exclusive of any amounts specified in the related Prospectus Supplement ("Retained Interest")), including all payments of interest and principal received with respect to the Mortgage Loans after the Cut-off Date (to the extent not applied in computing the principal balance of such Mortgage Loans as of the Cut-off Date (the "Cut-off Date Principal Balance")); (ii) such assets as from time to time are required to be deposited in the related Account, as described below under "Trust Fund Assets -- Bond and Distribution Accounts";
(iii) property which secured a Mortgage Loan and which is acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure and (iv) any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement. If so specified in the related Prospectus Supplement, Trust Fund Assets may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a Reserve Account, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments.

     Each Series of Securities will be issued in one or more Classes. Each Class of Bonds of a Series will be secured by, and each Class of Certificates of a Series will evidence beneficial ownership of, a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, the related Trust Fund Assets. A Series of Securities may include one or more Classes that are senior in right to payment to one or more other Classes of Securities of such Series. Certain Series or Classes of Securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under "Credit Enhancement" herein and in the related Prospectus Supplement. One or more Classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more Classes of a Series of Securities may be made prior to one or more other Classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among Classes or over time as specified in the related Prospectus Supplement.

     Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Securities will be made by the applicable Trustee on each Distribution Date (i.e., monthly, quarterly, semi-annually or at such other intervals and on the dates as are specified in the related Prospectus Supplement) in proportion to the percentages specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Securities are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "Record Date"). Distributions will be made in the manner specified in the related Prospectus Supplement to the persons entitled thereto at the address appearing in the register maintained for Securityholders (the "Security Register"); provided, however, that the final distribution in retirement of the Securities will be made only upon presentation and surrender of the Securities at the office or agency of the applicable Trustee or other person specified in the notice to Securityholders of such final distribution.

     The Securities will be transferable and exchangeable at the Corporate Trust Office of the applicable Trustee as set forth in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities of any Series, but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

     Under current law the purchase and holding of a Class of Securities entitled only to a specified percentage of payments of either interest or principal or a notional amount of other interest or principal on the related Mortgage Loans or a Class of Securities entitled to receive payments of interest and principal on the Mortgage Loans only after payments to other Classes or after the occurrence of certain specified events by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested) subject to provisions of ERISA or the Code may result in prohibited transactions within the meaning of ERISA and the Code. See "ERISA Matters." Unless otherwise specified in the related Prospectus Supplement, the transfer of Securities of such a Class will not be registered unless the transferee (i) represents that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the applicable Trustee and the Depositor that the purchase of Securities of such a class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the applicable Trustee, the Master Servicer or the Depositor to any obligation or liability in addition to those undertaken in the Agreements. In the absence of a private prohibited transaction exemption for a particular underwriter, as will be discussed if applicable in the related Prospectus Supplement, ownership by plans subject to the prohibited transaction rules of ERISA and the Code will have to be limited to less than 25 percent of each Class of Securities. See "ERISA Matters."

DISTRIBUTIONS ON SECURITIES

     General. In general, the method of determining the amount of distributions on a particular Series of Securities will depend on the type of credit support, if any, that is used with respect to such Series. See "Credit Enhancement." Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the Securities of a particular Series. The Prospectus Supplement for each Series of Securities will describe the method to be used in determining the amount of distributions on the Securities of such Series.

     Distributions allocable to principal and interest on the Securities will be made by the applicable Trustee out of, and only to the extent of, funds in the related Distribution Account, including any funds transferred from the Bond Account and any Reserve Account (a "Reserve Account"). As between Securities of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest, distributions made on any Distribution Date will be applied as specified in the related Prospectus Supplement. The Prospectus Supplement will also describe the method for allocating distributions among Securities of a particular class.

     Available Funds. All distributions on the Securities of each Series on each Distribution Date will be made from the Available Funds described below, in accordance with the terms described in the related Prospectus Supplement and specified in the applicable Agreement. "Available Funds" for each Distribution Date will generally equal the amount on deposit in the related Bond Account on such Distribution Date (net of related fees and expenses payable by the related Issuer) other than amounts to be held therein for distribution on future Distribution Dates.

     Payments of Interest. The Securities of each Class will bear interest on their unpaid principal amounts from the date and at the rates per annum specified or determined in the manner set forth in the related Prospectus Supplement (calculated on the basis of a 360-day year of twelve 30-day months unless otherwise specified in the related Prospectus Supplement) until the principal amount of the Securities of such Class is paid in full. Interest on a Series of Securities or on a Class of Securities within a Series may accrue at a fixed rate, a variable rate or a combination thereof, as determined or reset in the manner specified in the related Prospectus Supplement. Interest on the Securities other than Deferred Interest Securities will be due and payable on the Payment Dates specified in the related Prospectus Supplement. Payments of interest on each Class of Deferred Interest Securities will commence as specified in the related Prospectus Supplement. Prior to such time, interest on such Class of Deferred Interest Securities will accrue and the amount of interest so accrued will be added to the principal thereof on each Payment Date. Such Class of Deferred Interest Securities will thereafter accrue interest on the outstanding principal amount thereof as so adjusted. Each such payment or accrual of interest will include all interest accrued either to, but not including, the related Payment Date or through a date prior to such Payment Date as specified in the related

Prospectus Supplement. In the latter case, the effective yield to the Securityholders will be reduced to a level below the yield that would apply if interest were accrued to, but not including, the respective Payment Date.

     A Series of Securities or one or more Classes of Securities within a Series may bear interest at a variable rate (the "Floating Rate Securities") which may have an interest rate cap or an interest rate floor, or both, as specified in the related Prospectus Supplement. The interest payment dates on Floating Rate Securities will be set forth in the related Prospectus Supplement and may not be the same as the interest payment dates for the other Securities of such Series, but may be either more or less frequent. The variable interest rate formula for any Series or Class of Floating Rate Securities will generally be based off a financial index recognized in the national or international financial markets. The Prospectus Supplement for any Series or Class within a Series of Floating Rate Securities will set forth the initial interest rate, the index upon which adjustments thereto will be computed, the formula for such computation, the intervals at which such computations will be made, the maximum and minimum interest rates, if any, and other characteristics common to such Securities.

     Payments of Principal. Principal payments on each Series of Securities will be made on each Payment Date in an amount equal to the sum of (a) if specified in the related Prospectus Supplement, the amount of interest, if any, accrued but not then payable on the Deferred Interest Securities of such Series from the prior Payment Date or, if specified in the related Prospectus Supplement, from a date prior to such prior Payment Date and (b) either (i) the percentage or percentages specified in the related Prospectus Supplement of the funds available for such purpose ("Available Funds") for such Payment Date or
(ii) the sum of (x) an amount determined by reference to the aggregate decline in the Bond Values of the Mortgage Collateral supporting such Series of Securities in the related Due Period and (y) the amount, if any, of the Spread specified in such Prospectus Supplement. The Prospectus Supplement for each Series of Securities will specify the manner in which the Available Funds or the Bond Values, as applicable, will be determined. The aggregate amount of principal payments required to be made on a Series of Securities on any Payment Date will be reduced by the principal amount of the Securities of such Series redeemed pursuant to any special redemption and certain optional redemptions occurring subsequent to the preceding Payment Date. See "Redemption of Securities -- Special Redemption" and " -- Optional Redemption" herein.

     The Bond Value of Mortgage Collateral supporting the Securities of a Series represents the principal amount of Securities of such Series that, based on certain assumptions and irrespective of prepayments on such Mortgage Collateral, can be supported by scheduled distributions on such Mortgage Collateral, together with (depending on the method used to determine the Bond Value of the Mortgage Collateral) the reinvestment earnings thereon at the rate described in the related Prospectus Supplement (the "Assumed Reinvestment Rate") and, if applicable, the cash available to be withdrawn from a related Reserve Fund, if any. For convenience of calculation with respect to each Series of Securities, Non-Agency Securities and Agency Securities (together "Mortgage Securities") supporting securing a Series of Securities that are backed by a pool of mortgage loans sharing similar payment characteristics, or Mortgage Loans which supporting a Series of Securities and share similar payment characteristics, may be aggregated into one or more groups (each, a "Collateral Group") each of which will be assigned an aggregate Bond Value.

     If so specified in the related Prospectus Supplement, the aggregate Bond Value of a Collateral Group consisting of Mortgage Loans or Mortgage Agency Securities sharing similar payment characteristics will be calculated as if such Mortgage Loans or the mortgage loans underlying such Mortgage Securities constituted a single mortgage loan having such of the payment characteristics of such Mortgage Loans or of the mortgage loans underlying the Agency Securities included in such Collateral Group as would result in the lowest Bond Value being assigned to the Mortgage Loans or Mortgage Securities included in such Collateral Group. There are a number of alternative means of determining the Bond Value of a mortgage loan or of collateral backed by mortgage loans, including determinations based on the discounted present value of the remaining scheduled distributions on such mortgage loans and determinations based on the relationship of the interest rate borne by such mortgage loans and by the related Bonds. If applicable, the Prospectus Supplement for a Series of Securities will specify the method or methods used to determine the Bond Values of the Collateral Groups supporting such Series of Securities. The aggregate of the Bond Values on any Payment Date of all such Collateral Groups will be at least equal to the outstanding principal amount of the Securities of such Series.

     If applicable, the Assumed Reinvestment Rate for a Series of Securities will be described in the related Prospectus Supplement and may be any rate permitted by each applicable Rating Agency or a rate provided under a guaranteed investment contract, surety bond or similar arrangement satisfactory to each applicable Rating Agency. If the Assumed Reinvestment Rate is so provided, the related Prospectus Supplement will describe the terms of such arrangement.

     Unless the related Prospectus Supplement provides otherwise, the Spread, if
applicable, for each Series of Securities   as of any Payment Date will be the
excess, if any, of the sum of (i) all distributions received with respect to the Mortgage Collateral supporting such Series of Securities in the related Due Period, (ii) the reinvestment income thereon and (iii) amounts which are required or are permitted to be withdrawn from a Reserve Fund, if any, less the sum of (i) all interest payable on the Securities of such Series on such Payment Date, (ii) the Basic Principal Payment required to be made on such Series of Securities on such Payment Date and (iii) an amount reflecting the redemption price of any Securities of such Series redeemed during the related Due Period and the expenses accrued by the Issuer during the related Due Period relating to the administration of such Series of Securities.

     Payments of principal will be allocated among the Classes of Securities comprising a Series in the manner specified in the related Prospectus Supplement and, with respect to a particular Class of Securities, will be applied on a pro rata basis, unless otherwise specified in the related Prospectus Supplement. Each Class of Securities will be scheduled to be fully paid no later than the Stated Maturity for such Class of Securities specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, holders of one or more Classes of Securities of a Series may have the right, at their option, to receive full payment in respect of such Securities prior to Stated Maturity, in each case to the extent and under the circumstances specified in their related Prospectus Supplement.

REDEMPTION OF SECURITIES

     Special Redemption. If so specified in the related Prospectus Supplement, the Securities of each Series or Class may be subject to special redemption, in whole or in part, under the circumstances and in the manner described below or in the related Prospectus Supplement. If applicable, the Issuer will be required to redeem, on the day of any month specified in the related Prospectus Supplement, outstanding Securities of a Series in the amount described below if, as a result of substantial payments of principal on the Mortgage Collateral supporting such Series of Securities or low reinvestment yields, or both, the Trustee determines, based on the procedures and assumptions specified in the applicable Agreement, that, in the absence of such special redemption, the amount of cash to be on deposit in the related Bond Account on the next Payment Date for such Series of Securities would be insufficient to make required payments on the Securities of such Series on such Payment Date. The amount of Securities required to be so redeemed will not exceed the distributions on the Mortgage Collateral such Series of Securities received during the Due Period that would otherwise be required to be applied to the payment of principal of such Series of Securities on the following Payment Date.

     All payments of principal pursuant to any special redemption will be made in the priority and manner specified in the related Prospectus Supplement. Securities of the same Class will be redeemed in the manner specified in the related Prospectus Supplement. Notice of any such redemption must be mailed by the Issuer or the Trustee at least five days prior to the special redemption date. The redemption price required to be paid for any Class of Securities to be so redeemed will be equal to 100% of the principal amount thereof together with accrued interest.

     Optional Redemption. If so provided in the related Prospectus Supplement, the Securities of any Class of a Series may be subject to redemption at the option of the Issuer. Unless otherwise provided in the related Prospectus Supplement, notice of any such redemption must be given by the Issuer to the Trustee not less than 30 days prior to the redemption date and must be mailed by the Issuer or the Trustee to affected Securityholders at least five days prior to the redemption date. The Prospectus Supplement for each Series will specify the circumstances, if any, under which the Securities of such Series may be so redeemed, the manner of effecting such redemption, the conditions to which such redemption are subject and the redemption prices for each Class of Securities to be redeemed. The Depositor, Master Servicer or other party specified in the related Prospectus Supplement, may have the option to purchase the remaining Trust Fund Assets supporting a Series of Securities, subject to the principal balance of the related Trust Fund Assets supporting a Series of Securities, subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Fund Assets at the Cut-off Date for the Series. Any such purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of Securities by the Master Servicer on such other person will be at a price specified in the related Prospectus Supplement (which will be no lower than 100% of the principal amount of outstanding Securities, plus accrued interest). The exercise of such right may cause the Issuer to call for redemption of all or a portion of the related series of Securities supported by such Trust Fund Assets.

EARLY TERMINATION

     If in the case of Bonds secured by Certificates, the Series of Bonds included in the Trust Fund Assets for a Series of Certificates are redeemed in full pursuant to a special redemption or optional redemption, the related Series of Certificates will be retired earlier than would otherwise be the case. In addition, the Depositor may have the option to purchase the remaining outstanding Securities or the Trust Fund Assets supporting a Series of Certificates, subject to the principal balance of such Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the Trust Fund Assets at the Cut-off Date for the Series. The purchase price for such remaining outstanding Securities or the Trust Fund Assets will be at least equal to 100% of the aggregate principal balance of the outstanding Certificates, together with accrued interest thereon. In any such event, the related Issuer of such Series of Certificates may be terminated and Certificateholders will receive final distributions as described in the related Prospectus Supplement. There will be no continuing direct or indirect liability of the Issuer or the Certificateholders as sellers of the Trust Fund Assets.

CALL PROTECTION AND GUARANTEES

     The Issuer also may, at its option, obtain for any Series of Securities one or more guarantees from a company or companies acceptable to each applicable Rating Agency, which guarantees may provide for (i) call protection (which may include yield maintenance) for any Class of Securities of such Series or (ii) a guarantee of a certain prepayment rate with respect to some or all of the Mortgage Loans underlying such Series. Any call protection or guarantees may affect the weighted average life of the Securities of such Series.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

     All of the Mortgage Loans supporting a Series of Securities will consist of mortgage loans which are neither insured nor guaranteed by any governmental agency ("Conventional Loans"). See "Trust Fund Assets -- The Mortgage Loans" herein. The mortgage loans underlying FHLMC Certificates and FNMA Certificates supporting a Series of Securities will consist of either Conventional Loans, FHA Loans (as defined herein) or VA Loans (as defined herein), or any combination thereof. The mortgage loans underlying the GNMA Certificates supporting a Series of Securities will consist of FHA Loans or VA Loans. Each Mortgage Loan and each Agency Security (also referred to as "Agency Certificates") will provide by its terms for monthly payments of principal and interest in the amounts described in "Trust Fund Assets -- The Mortgage Loans," and " -- Agency Securities."

     Since the aggregate amount of the principal payment required to be made on a Series of Securities on a Payment Date will depend on the amount of the principal payments (including for this purpose prepayments resulting from refinancing or liquidations due to defaults, casualties, condemnations and repurchases by the Issuer or TMA or other Seller or purchases by the Master Servicer or the Company) received on the related Mortgage Loans or Agency Certificates, as the case may be, in the related Due Period, the prepayment experience on the underlying mortgage loans (with respect to a Series of Bonds secured by Agency Certificates) or on the Mortgage Loans (with respect to a Series of Securities by Mortgage Loans) will affect (i) the weighted average life of each Class of Securities and (ii) the extent to which such Class is paid prior to its Stated Maturity. The prepayment experience on the Mortgage Loans which support a Series of Securities may be affected by recoveries on foreclosures or other liquidations of Mortgage Loans and by losses from defaults and delinquencies on Mortgage Loans. See "Servicing of The Mortgage Loans" herein. The weighted average life of each outstanding Class of Securities also may be affected by the actual reinvestment income earned on the payments on the Mortgage Collateral, if applicable, if a portion of the Spread is paid as a principal payment on such Securities and by the exercise by the Issuer of its right to substitute other Mortgage Collateral for the Mortgage Collateral originally pledged as security for such Securities. Although any substitute Mortgage Collateral will have payment terms anticipated to result in a cash flow substantially similar to, but in no event less than, the anticipated cash flow of the Mortgage Collateral it replaces, such substitutions may, individually or in the aggregate, affect the weighted average life of such Securities. See "Trust Fund Assets -- Substitution of Mortgage Collateral" herein. Further, the weighted average life of each Class of a Series of Securities supported by FNMA Certificates may be affected by the exercise by FNMA of its right to repurchase the mortgage loans backing such FNMA Certificates, as described under "Trust Fund Assets--Agency Securities" herein. The Stated Maturity for each Class of Securities is the date determined by the Company to fall a specified period after the date on which the principal thereof will be fully paid, assuming (i) timely receipt of scheduled payments (with no prepayments) on the Mortgage Collateral, (ii) if applicable, such scheduled payments are reinvested at the Assumed Reinvestment Rate for such Series, (iii) no Mortgage Collateral is substituted by the Issuer or the Seller in place of the Mortgage Collateral initially included in the Trust Fund Assets supporting such Securities and (iv) if applicable, no portion of the Spread is applied to the payment of the Securities, unless the related Prospectus Supplement provides otherwise, in which event such Stated Maturities will be based on the assumptions specified in such Prospectus Supplement. If so provided in the related Prospectus Supplement, holders of one or more Classes of Securities of a Series may have the right, at their option, to receive full payment in respect of such Securities prior to Stated Maturity, in each case to the extent and subject to the conditions specified in such Prospectus Supplement.

     The rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors including, without limitation, homeowner mobility, economic conditions, the presence and enforceability of "due-on-sale" clauses, mortgage market interest rates and the availability of mortgage funds, and no assurance can be given as to the actual prepayment experience of the Mortgage Collateral. In general, however, if interest rates vary significantly from those prevailing when the Mortgage Loans or the mortgage loans underlying the Mortgage Securities initially included in the Trust Fund Assets supporting a Series of Securities were originated, such Mortgage Loans and mortgage loans are likely to be subject to higher or lower principal prepayments than if interest rates remain at or near those prevailing when such Mortgage Loans and mortgage loans were originated. It should be noted that certain Mortgage Securities initially included in the Trust Fund Assets supporting Series of Securities may be backed by mortgage loans with different interest rates, and, similarly, that not all of the Mortgage Loans supporting a Series of Securities are likely to bear the same interest rate. Accordingly, the prepayment experience of these Mortgage Securities and Mortgage Loans will to some extent be a function of the mix of interest rates of the underlying mortgage loans and of the Mortgage Loans. Furthermore, the stated certificate rate on certain Agency Certificates may be less than the weighted average interest rate of the underlying mortgage loans. See "Trust Fund Assets" herein.

CATEGORIES OF CLASSES OF SECURITIES

     The Securities of any Series may be comprised of one or more Classes. Such Classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The Prospectus Supplement for a Series of Securities may identify the Classes which comprise such Series by reference to the following categories.

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

CATEGORIES OF CLASSES                         DEFINITION
---------------------                         ----------

                                            PRINCIPAL TYPES

Accretion Directed...............    A Class that receives principal payments
                                     from the accreted interest from specified
                                     Classes of Interest Securities. For
                                     example, if the interest accrues unpaid on a Class of Interest Securities in a given is $100, the cash saved by not paying such interest in the current period is used to pay principal of $100 on an Accretion
                                     Directed Class. The amount of accrued and unpaid interest on the Class of Deferred
                                     Interest Securities is added to the
                                     principal balance of such Class. An
                                     Accretion Directed Class may receive
                                     principal payments from principal paid on the underlying Trust Fund Assets for the related Series.

Component Securities.............    A Class consisting of "Components." The
                                     Components of a Class of Component
                                     Securities may have different principal
                                     and/or interest payment characteristics but together constitute a single Class. Each
                                     Component of a Class of Component
                                     Securities may be identified as falling
                                     into one or more of the categories of this chart.

Notional Amount Securities.......    A Class having little or no principal
                                     balance and bearing interest on the related notional amount. The notional amount is used for purposes of the determination of interest distributions.

Planned Principal Class or
Planned Amortization Class
(also sometimes referred
to as "PACs")....................    A Class that is designated to receive
                                     principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Trust Fund Assets. These two rates are the endpoints for the "structuring range" for the Planned
                                     Principal Class. For example, if a
                                     structuring range for the PAC is set at
                                     constant prepayment rates generally between
                                     15% and 25%, that Class generally will
                                     receive a predetermined principal amount
                                     (as set forth on the schedule included in the related Prospectus Supplement) on rfgeach distribution date with respect to which the constant prepayment rate on the underlying Trust Fund Assets falls between 15% and 25%. To the extent the prepayment experience of the Trust Fund Assets is less than 15%, an amount of principal less than the scheduled amount may be paid, and to the extent the prepayment experience is higher than 25%, additional amounts of principal may be distributed to the PAC holders. The Planned Principal Classes in any Series of Securities may be subdivided into different categories (e.g., Primary
                                     Planned Principal Classes, Secondary
                                     Planned Principal Classes and so forth)
                                     having different effective structuring
                                     ranges and different principal payment
                                     priorities. The structuring range for the Secondary Planned Principal Class of a
                                     Series of Securities will be narrower than that for the Primary Planned Principal
                                     Class of such Series.

Sequential Pay...................    Classes that receive principal payments in
                                     a prescribed sequence, that do not have
                                     predetermined principal balance schedules and that under all circumstances receive payments of principal from the first

                                     Distribution Date on which they receive
                                     principal until they are retired. A single
                                     Class that receives principal payments
                                     before or after all other Classes in the same Series of Securities may be identified as a Sequential Pay Class.

Support Class (also sometimes
 referred to as "Companion
 Classes").......................    A Class that receives principal payments on
                                     any Distribution Date only if scheduled
                                     payments have been made on specified
                                     Planned Principal Classes and/or Targeted
                                     Principal Classes. For example, if a Series of Securities has a PAC with a structuring range generally between 15% and 25% constant prepayment rate, for any given period if the underlying Trust Fund Assets generally prepay at a 15% constant prepayment rate there will be just enough principal collected to satisfy the scheduled principal payable to the PAC holders. In that case, the Support Class for such Series would receive little or no principal for that period. On the other hand, if the underlying Trust Fund Assets generally experience a 25% constant prepayment rate for a given period, more principal will be collected than is needed to satisfy the PAC scheduled payment and such principal will be paid to the Support
                                     Class holders.

Targeted Principal Class or
Targeted Amortization Class
(also sometimes referred
to as "TACs")....................    A Class that is designated to receive
                                     principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Trust Fund Assets. For example, a principal schedule could be created based on the underlying Trust Fund
                                     Assets generally prepaying at a 20%
                                     constant prepayment rate for the life of the assets. The TAC holders would then generally receive the scheduled principal amount if the actual prepayment rate for a given period was 20%. To the extent the actual prepayment rate is less than 20%, the TAC holders may receive less than the scheduled amount, and to the extent the actual prepayment rate is greater, they may receive more than the scheduled amount.

                                             INTEREST TYPES

Deferred Interest................    A Class that accretes the amount of accrued
                                     interest otherwise distributable on such
                                     Class, which amount will be added as
                                     principal to the principal balance of such Class on each applicable Date. Such accretion may continue until some specified event has occurred or until such Deferred
                                     Interest Class is retired.

Fixed Rate.......................    A Class with an interest rate that is fixed
                                     throughout the life of the Class.

Floating Rate....................    A Class with an interest rate that resets
                                     periodically based upon a designated index and that varies directly with changes in such index.

Inverse Floating Rate............    A Class with an interest rate that resets
                                     periodically based upon a designated index and that varies inversely with changes in such index.

Interest Only....................    A Class that receives some or all of the
                                     interest payments made on the underlying
                                     Trust Fund Assets and little or no
                                     principal. Interest Only Classes have a
                                     nominal principal balance and/or a notional amount. A nominal principal balance represents actual principal that will be paid on the Class. It is referred to as nominal since it is extremely small compared to other Classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an Interest Only Class.

Variable Rate....................    A Class with an interest rate that resets
                                     periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the Mortgage Rates borne by the underlying
                                     Mortgage Loans).

Principal Only...................    A Class that does not bear interest and is
                                     entitled to receive only distributions in respect of principal.

Partial Deferred Interest........    A Class that accretes a portion of the
                                     amount of accrued interest thereon, which amount will be added to the principal balance of such Class on each applicable
                                     Distribution Date, with the remainder of such accrued interest to be distributed currently as interest on such Class. Such accretion may continue until a specified event has occurred or until such Partial
                                     Deferred Interest Class is retired.

REPORTS TO SECURITYHOLDERS

     Prior to or concurrently with each distribution on a Distribution Date the Master Servicer or the applicable Trustee will furnish to each Securityholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Securities, among other things:

          (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and if so specified in the related Prospectus Supplement, any applicable prepayment penalties included therein;

          (ii)   the amount of such distribution allocable to interest;

          (iii)  the amount of any Advance;

          (iv) the aggregate amount (a) otherwise allocable to the Subordinated Securityholders on such Distribution Date, and (b) withdrawn from the Reserve Account, if any, that is included in the amounts distributed to the Senior Securityholders;

          (v) the outstanding principal balance or notional amount of each Class of the related Series after giving effect to the distribution of principal on such Distribution Date;

          (vi) the percentage of principal payments on the Mortgage Loans (excluding prepayment), if any, which each such Class will be entitled to receive on the following Distribution Date;

          (vii) the percentage of Principal Prepayments on the Mortgage Loans, if any, which each such Class will be entitled to receive on the following Distribution Date;

          (viii) the related amount of the servicing compensation retained or withdrawn from the Bond Account by the Master Servicer, and the amount of additional servicing compensation received by the

     Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

          (ix)   the number and aggregate principal balances of Mortgage Loans
     (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xi) the applicable interest rate, if adjusted from the date of the last statement, of any such Class expected to be applicable to the next distribution to such Class;

          (xii) if applicable, the amount remaining in any Reserve Account at the close of business on the Distribution Date;

          (xiii) the applicable interest rate as of the day prior to the immediately preceding Distribution Date; and

          (xiv) any amounts remaining under letters of credit, Pool policies or other forms of credit enhancement.

     Where applicable, any amount set forth above may be expressed as a dollar amount per single Security of the relevant Class specified in the related Prospectus Supplement. The report to Securityholders for any Series of Securities may include additional or other information of a similar nature to that specified above.

     In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the applicable Trustee will mail to each Securityholder of record at any time during such calendar year a report (a) as to the aggregate amounts reported pursuant to (i) and (ii) above for such calendar year or, in the event such person was a Securityholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for Securityholders to prepare their tax returns.

BOOK-ENTRY SECURITIES

     As described in the related Prospectus Supplement, if not issued in fully registered form, one or more Classes of Securities of any Series (each, a Class of "Book-Entry Securities") will be registered as book-entry certificates. Persons acquiring beneficial ownership interests in the Securities ("Securityholders") will hold their Securities through the Depository Trust Company ("DTC") in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no person acquiring a Book-Entry Security (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Securityholders" of the Securities will be Cede & Co., as nominee of DTC. Securityholders are only permitted to exercise their rights indirectly through Participants and DTC.

     The beneficial owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate).

     Securityholders will receive all distributions of principal of, and interest on, the Securities from the applicable Trustee through DTC and DTC participants. While the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions of principal of, and interest on, the Securities. Participants and indirect participants with whom Securityholders have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Securityholders. Accordingly, although Securityholders will not possess certificates, the Rules provide a mechanism by which Securityholders will receive distributions and will be able to transfer their interest.

     Securityholders will not receive or be entitled to receive certificates representing their respective interests in the Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Securityholders who are not Participants may transfer ownership of Securities only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Securityholders.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC Rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Belgian Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Under a book-entry format, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments, since such payments will be forwarded by the Bond Trustee to Cede & Co., as nominee of DTC. Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Considerations --Withholding With Respect to Certain Foreign Investors" and " -- Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Securities to persons or entities that do not participate in the depository system may be limited due to the lack of physical certificates for such Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

     Monthly and annual reports on the Issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities or such beneficial owners are credited.

     DTC has advised the Bond Trustee and Certificate Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Securities. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under the applicable Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions with respect to some Securities, at the direction of the related Participants, which conflict with actions taken with respect to other Securities.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the applicable Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the Definitive Securities. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the Security Trustee will issue Definitive Securities, and thereafter the Security Trustee will recognize the holders of such Definitive Securities as Securityholders under the applicable Agreement.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the Master Servicer, the Depositor, the Issuer, the Bond Trustee or the Certificate Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


                              CREDIT ENHANCEMENT

GENERAL

     Credit enhancement may be provided with respect to one or more Classes of a Series of Securities or with respect to the related Mortgage Collateral for the purpose of (i) maintaining timely payments or providing additional protection against losses on the Collateral securing such Series of Securities, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such Collateral or principal payment rate on such Collateral. Credit enhancement may be in the form of the subordination of one or more Classes of such Securities, the establishment of one or more Reserve Funds, use of a Mortgage Pool Insurance Policy, a Special Hazard Insurance Policy, Bankruptcy Bond, cash account, insurance policy, surety bond, guaranteed investment contract, cross-collateralization, reinvestment income, guaranty, letter of credit or derivative arrangement as described herein and in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, no credit enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Bonds and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Securityholders will bear their allocable share of any deficiencies.

SUBORDINATION

     If so specified in the related Prospectus Supplement, a Series of Securities may consist of one or more Classes of Senior Securities and one or more Classes of Subordinated Securities. The rights of the holders of the

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

Subordinated Securities of a Series (the "Subordinated Securityholders") to receive payments of principal and/or interest (or any combination thereof) will be subordinated to such rights of the holders of the Senior Securities of the same Series (the "Senior Securityholders") to the extent described in the related Prospectus Supplement. This subordination is intended to enhance the likelihood of regular receipt by the Senior Securityholders of the full amount of their scheduled payments of principal and/or interest. The protection afforded to the Senior Securityholders of a Series by means of the subordination feature will be accomplished by (i) the preferential right of such holders to receive, prior to any payment being made on the related Subordinated Securities, the amounts of principal and/or interest due them on each Payment Date out of the funds available for payment on such date in the related Distribution Account and, to the extent described in the related Prospectus Supplement, by the right of such holders to receive future payments that would otherwise have been payable to the Subordinated Securityholders; or (ii) as otherwise described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by standard hazard insurance policies or losses due to the bankruptcy or fraud of the borrower. The related Prospectus Supplement will set forth information concerning, among other things, the amount of subordination of a Class or Classes of Subordinated Securities in a Series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will decrease over time.

     If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Collateral and losses with respect to the Mortgage Collateral will be borne first by the various Subordinated Classes of a Series of Securities and thereafter by the various Classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. The aggregate payments in respect of delinquent payments on the Mortgage Collateral over the lives of the Securities or at any time, the aggregate losses in respect of Mortgage Collateral which must be borne by the Subordinated Securities by virtue of subordination and the amount of payments otherwise distributable to the Subordinated Security holders that will be distributable to Senior Securityholders on any Payment Date may be limited as specified in the related Prospectus Supplement. If aggregate payments in respect of delinquent payments on the Mortgage Collateral or aggregate losses in respect of such Mortgage Collateral were to exceed the amount specified in the related Prospectus Supplement, Senior Securityholders would experience losses on the Securities.

     If so specified in the related Prospectus Supplement, various Classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive certain payments to other Classes of Senior and Subordinated Securities, respectively.

     As between Classes of Senior Securities and as between Classes of Subordinated Securities, payments may be allocated among such Classes (i) in accordance with a schedule or formula, (ii) in relation to the occurrence of events or (iii) otherwise, in each case as specified in the related Prospectus Supplement. As between Classes of Subordinated Securities, payments to Senior Securityholders on account of delinquencies or losses and payments to the Reserve Fund will be allocated as specified in the related Prospectus Supplement.

RESERVE FUNDS

     If so specified in the related Prospectus Supplement, the Issuer will deposit in one or more accounts to be established with the applicable Trustee (each, a "Reserve Fund") cash, certificates of deposit, letters of credit, surety bonds, guaranteed investment contracts or any combination thereof, which may be used by the Trustee to make payments on such Series of Securities to the extent funds are not otherwise available. Reserve Funds will be established if they are deemed by the Issuer to be required to assure timely payment of principal of, and interest on, its Series of Securities or are otherwise required as a condition to the rating of such Securities by any Rating Agency, or if the Issuer chooses to reduce the likelihood of a special redemption of such Securities. The applicable Trustee will invest any cash in any Reserve Fund in Permitted Investments maturing no later than the dates specified in the related Prospectus Supplement. If a letter of credit is deposited with the applicable Trustee, such letter of credit will be irrevocable, will name the applicable Trustee, in its capacity as trustee for the Securityholders, as the sole beneficiary and will be issued by a bank acceptable to each Rating Agency. If a surety bond is deposited with the

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

applicable Trustee, such surety bond will represent an obligation of an insurance company or other corporation whose credit standing is acceptable to each Rating Agency and will provide that the Trustee may exercise all of the rights of the Issuer under such surety bond without the necessity of the taking of any action by the Issuer. Following each Payment Date for such Series of Securities, amounts may be withdrawn from the related Reserve Funds and remitted to the Issuer free from the lien of the applicable Agreement under the conditions and to the extent specified in the related Prospectus Supplement. Additional information concerning any Reserve Fund securing a Series of Securities, including without limitation the manner in which such Reserve Fund shall be funded and the conditions under which the amounts on deposit therein will be used to make payments to holders of Securities of a particular Class of the related Series will be set forth in the related Prospectus Supplement.

MORTGAGE POOL INSURANCE POLICIES

     If so specified in the related Prospectus Supplement, a separate mortgage pool insurance policy or policies ("Mortgage Pool Insurance Policy") may be obtained for a Series of Securities supported by Mortgage Loans and issued by the insurer (the "Pool Insurer") named in such Prospectus Supplement. Each Mortgage Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on the related Mortgage Loans in an amount equal to a percentage specified in such Prospectus Supplement of the aggregate principal balance of such Mortgage Loans on the Cut-off Date which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the Securityholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may be made only respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related Prospectus Supplement, the Mortgage Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

     Unless otherwise specified in the related Prospectus Supplement, each Mortgage Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Mortgaged Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the Mortgaged Property at a price equal to the principal balance of the related Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of such purchase and certain expenses incurred by the Master Servicer on behalf of the applicable Trustee and Securityholders or (b) to pay the amount by which the sum of the principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Mortgaged Property is damaged, and proceeds, if any, from the related standard hazard insurance policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged property unless it determines that (i) such restoration will increase the proceeds to Securityholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Mortgaged Property or proceeds of the related Mortgage Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

     Unless otherwise specified in the related Prospectus Supplement, no Mortgage Pool Insurance Policy will insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the originator or persons involved in the origination thereof, or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. A failure of coverage

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

attributable to one of the foregoing events might result in a breach of the related Seller's representations described above and, in such event, might give rise to an obligation on the part of such Seller to repurchase the defaulted Mortgage Loan if the breach cannot be cured by such Seller. No Mortgage Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Mortgage Loan occurring when the servicer of such Mortgage Loan, at the time of default or thereafter, was not approved by the applicable insurer.

     Unless otherwise specified in the related Prospectus Supplement, the original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related Securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim, unless otherwise specified in the related Prospectus Supplement. Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the Securityholders.

SPECIAL HAZARD INSURANCE POLICIES

     If so specified in the related Prospectus Supplement, a separate Special Hazard Insurance Policy may be obtained for a Series of Securities supported by Mortgage Loans and will be issued by the insurer (the "Special Hazard Insurer") named in such Prospectus Supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related Securities from (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the related Prospectus Supplement) not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under a flood insurance policy (unless the Mortgaged Property is located in a federally designated flood area) and (ii) loss caused by reason of the application of the coinsurance clause contained in standard hazard insurance policies. No Special Hazard Insurance Policy will cover losses occasioned by fraud or conversion by either Trustee or Master Servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the Mortgaged Property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related Prospectus Supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan have been kept in force and other protection and preservation expenses have been paid.

     Subject to the foregoing limitations, and unless otherwise specified in the related Prospectus Supplement, each Special Hazard Insurance Policy will provide that where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the Master Servicer, the Special Hazard Insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the Special Hazard Insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer with respect to such property. If the unpaid principal balance of a Mortgage Loan plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of such property will further reduce coverage by such amount. So long as a Mortgage Pool Insurance Policy remains in effect, the payment by the Special Hazard Insurer of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Bondholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy.

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

     To the extent specified in the related Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or a guaranteed investment contract in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account in lieu thereof relating to such Bonds may be reduced so long as any such reduction will not result in a downgrading of the rating of such Bonds by any applicable Rating Agency.

BANKRUPTCY BONDS

     If so specified in the related Prospectus Supplement, a bankruptcy bond or bonds (the "Bankruptcy Bond") may be obtained for a Series of Securities supported by Mortgage Loans to cover losses resulting from proceedings under the federal Bankruptcy Code with respect to a Mortgage Loan will be issued by an insurer named in such Prospectus Supplement. Each Bankruptcy Bond will cover, to the extent specified in the related Prospectus Supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement. Coverage under a Bankruptcy Bond may be canceled or reduced by the Master Servicer if such cancellation or reduction would not adversely affect the then current rating or ratings of the related Bonds. See "Certain Legal Aspects of the Mortgage Loans -
- Anti-deficiency Legislation and Other Limitations on Lenders" herein.

     To the extent specified in the related Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or a guaranteed investment contract in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. The amount of any Bankruptcy Bond or of the deposit to the special trust account in lieu thereof relating to such Securities may be reduced so long as any such reduction will not result in a downgrading of the then current rating of such Securities by any such Rating Agency.

BOND INSURANCE POLICIES, SURETY BONDS AND GUARANTIES

     If specified in the related Prospectus Supplement, deficiencies in amounts otherwise payable on Securities of a Series or certain Classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more Classes of Securities of the related Series, timely payments of interest and/or full payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, a Series of Securities may also be covered by insurance or guaranties for the purpose of (i) maintaining timely payments or providing additional protection against losses on the Mortgage Collateral supporting such Series, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such Mortgage Collateral or principal payment rate on such Mortgage Collateral. Such arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the applicable Trustee upon the terms specified in such Prospectus Supplement. A copy of any such instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

LETTER OF CREDIT

     If so specified in the related Prospectus Supplement, credit enhancement may be provided by a letter of credit. The letter of credit, if any, with respect to a Series of Securities will be issued by the bank or financial institution specified in the related Prospectus Supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Collateral supporting the related Series of Securities on the related Cut-off Date or of one or more Classes of Securities (the "L/C Percentage"). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a

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

borrower and the application of certain provisions of the federal Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a Mortgage Loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Securities will expire at the date specified in the related Prospectus Supplement. A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

OVER-COLLATERALIZATION

     If so specified in the related Prospectus Supplement, credit enhancement may consist of over-collateralization whereby the aggregate principal balance of the related Mortgage Collateral exceeds the aggregate principal balance of the Securities of the related Series. Such over-collateralization may exist on the related Closing Date or develop thereafter as a result of the application of a portion of the interest payments on each Mortgage Loan or Certificate, as the case may be, as an additional payment in respect of principal to reduce the principal balance of a certain Class or Classes of Securities and, thus, accelerate the rate of payment of principal on such Class or Classes of Securities.

CROSS-COLLATERALIZATION

     If so specified in the related Prospectus Supplement, separate groups of Mortgage Collateral may support separate Classes of the related Series of Securities. In such case, credit support may be provided by a cross-collateralization feature which requires that payments be made with respect to Securities supported by one or more groups of Mortgage Collateral prior to distributions to Subordinated Securities secured by one or more other groups of Mortgage Collateral. Cross-collateralization may be provided by (i) the allocation of certain excess amounts generated by one or more groups of Mortgage Collateral to one or more other groups of Mortgage Collateral or (ii) the allocation of losses with respect to one or more groups of Mortgage Collateral, to one or more other groups of Mortgage Collateral. Such excess amounts will be applied and/or such losses will be allocated to the Class or Classes of Subordinated Securities of the related Series then outstanding having the lowest rating assigned by any applicable Rating Agency or the lowest payment priority, in each case to the extent and in the manner more specifically described in the related Prospectus Supplement. The Prospectus Supplement for a Series which includes a cross-collateralization feature will describe the manner and conditions for applying such cross-collateralization feature.

EXCESS SPREAD

     "Excess Spread" refers to the positive spread that may exist to the extent specified in the related Prospectus Supplement between the weighted average of the interest rates (less servicing or other applicable fees) on the Mortgage Collateral and the weighted average of the interest rates. Whether at any time any such positive spread exists will depend on a variety of factors, including, with respect to a Series of Securities with respect to which both the Securities and the Mortgage Collateral bear interest at adjustable rates, the relationship of the movements in the indices applicable to the Mortgage Collateral and those applicable to the Securities, over which no prediction can be made or assurance given.

     If so specified in the related Prospectus Supplement, the coverage provided by one or more of the forms of credit enhancement described in this Prospectus may apply concurrently to two or more separate Series of Securities. If applicable, the related Prospectus Supplement will identify the Series of Securities to which such credit enhancement relates and the manner of determining the amount of coverage provided to such Series of Securities thereby and of the application of such coverage to the identified Series of Securities.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

     If so specified in the related Prospectus Supplement, an Issuer may enter into an agreement with an institution pursuant to which such institution will provide such funds as may be necessary to enable such Issuer to

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

make principal payments on the Securities of the related Series at a minimum rate set forth in such Prospectus Supplement.

DERIVATIVE ARRANGEMENTS

     If so specified in the related Prospectus Supplement, credit enhancement may be provided with respect to one or more Classes of Securities of a Series or with respect to the Mortgage Collateral supporting a Series of Securities in the form of one or more derivative arrangements. A derivative arrangement is a contract or agreement, the price of which is directly dependent upon (i.e., "derived from") the value of one or more underlying assets, including securities, equity indices, debt instruments, commodities, other derivative instruments, or any agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or interest rates). Derivatives involve rights or obligations based on the underlying asset, but do not necessarily result in a transfer of the underlying asset. Derivative arrangements include swap agreements, interest rate swaps, interest rate caps, interest rate floors, interest rate collars and currency swap agreements. A "swap agreement" is a contractual agreement providing for a series of exchanges of principal and/or interest in the same or different currencies. At a more general level, the term "swap agreement" includes the exchange of fixed-for-floating payments on a given quantity of a specified commodity, security or other asset. An "interest rate swap" is a swap agreement between two parties to engage in a series of exchanges of interest payments on the same notional principal amount denominated in the same currency based, respectively, on variable and fixed rates of interest. An "interest rate cap" is an agreement providing for multi-period cash settled options on interest rates. The cap purchaser receives a cash payment whenever the reference rate exceeds the ceiling rate on a fixing date. An "interest rate floor" is an agreement providing for a multi-period interest rate option that provides a cash payment to the holder of the option whenever the reference rate is below the floor on a fixing date. An "interest rate collar" is an agreement providing for a combination of an interest rate cap and an interest rate floor such that a cap is purchased and a floor is sold or vice versa. The effect of an interest rate collar is to place upper and lower bounds on the cost of funds. A "currency swap agreement" is a swap agreement between two parties for the exchange of a future series of interest and principal payments in which one party pays in one currency and the other party pays in a different currency. The exchange rate is fixed over the life of the currency swap agreement.

     The derivative arrangements described above will support the payments on the Securities to the extent and under the conditions specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, no credit enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Securityholders will bear their allocable share of any deficiencies.

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

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

     The Master Servicer of the Mortgage Loans, supporting a Series of Securities will be responsible for servicing such Mortgage Loans in accordance with the terms set forth in a master servicing agreement (the "Master Servicing Agreement") among the Issuer, the Master Servicer and the applicable Trustee. The Master Servicer with respect to a Series of Securities will be identified in the related Prospectus Supplement. The Master Servicer may perform certain of its servicing obligations under the Master Servicing Agreement through one or more servicers (each, a "Servicer") pursuant to one or more mortgage servicing agreements (each, a "Servicing Agreement"). Notwithstanding any such servicing arrangements, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement.

     No Servicing Agreement will contain any terms inconsistent with the related Master Servicing Agreement. For Mortgage Loans acquired from TMA, each Servicing Agreement will typically be a contract solely between TMA and the Servicer. TMA will assign all of its rights under each Servicing Agreement to the Depositor under the related Mortgage Loan Purchase Agreement and such rights will be assigned to the applicable Trustee pursuant to the Indenture. The Master Servicing Agreement relating to a Series of Securities will provide that the Master Servicer and, if for any reason such Master Servicer is no longer the Master Servicer of the related Mortgage Loans, the applicable Trustee or any successor Master Servicer must recognize the Servicer's rights and obligations under such Servicing Agreement. As an independent contractor, each Servicer will perform servicing functions for the Mortgage Loans including collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of certain insurance claims and, if necessary, foreclosure.

     The Master Servicer may permit Servicers to contract with subservicers to perform some or all of the Servicer's servicing duties, but the Servicer will not thereby be released from its obligations under the related Servicing Agreement. The Master Servicer also may enter into servicing contracts directly with an affiliate of a Servicer or permit a Servicer to transfer its servicing rights and obligations to a third party. In such instances, the affiliate or third party, as the case may be, will perform servicing functions comparable to those normally performed by the Servicer as described above, and the Servicer will not be obligated to perform such servicing functions. When used herein with respect to servicing obligations, the term Servicer includes any such affiliate or third party. The Master Servicer may perform certain supervisory functions with respect to servicing by the Servicers directly or through an agent or independent contractor.

     On or before the related Closing Date, the Master Servicer will establish an account into which each Servicer will remit collections on the Mortgage Loans serviced by it (net of the Servicer's related servicing compensation, amounts retained to pay certain insurance premiums and amounts retained by such Servicer as reimbursement for certain advances it has made). For purposes of the Master Servicing Agreement, the Master Servicer will be deemed to have received any amounts with respect to the Mortgage Loans that are received by a Servicer regardless of whether such amounts are remitted by the Servicer to the Master Servicer. To the extent permitted under the underlying mortgage documents, the Master Servicer will have the right under the Master Servicing Agreement to remove the Servicer servicing any Mortgage Loans in the event such Servicer defaults under its Servicing Agreement and will exercise that right if the Master Servicer considers such removal to be in the best interest of the Securityholders. In the event that the Master Servicer removes a Servicer, the Master Servicer will continue to be responsible for servicing the related Mortgage Loans. With respect to certain Mortgage Loans with a Loan-To-Loan-Ratio in excess of 80% for which additional collateral secures the Mortgage Loan, as set forth in the related Prospectus Supplement, the Master Services may not have the ability to terminate the Services with respect to the servicing and administration of such Mortgage Loans.

     A form of Master Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Master Servicing Agreement or Pooling and Servicing Agreement with respect to a Series of Securities supported by Mortgage Loans will be assigned to the applicable Trustee as security for such Series. The following summaries describe certain provisions of the form of Master Servicing Agreement. The summaries are qualified in their entirety by reference to the form of Master Servicing Agreement. Where particular provisions or terms used in the form of Master Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

PAYMENTS ON MORTGAGE LOANS

     Pursuant to the Master Servicing Agreement with respect to a Series of Securities, the Master Servicer will be required to establish and maintain the Bond Account as a separate Eligible Account or Eligible Accounts into which it will deposit or cause to be deposited on a daily basis, or such other basis as may be specified in the related Prospectus Supplement, payments of principal and interest (net of servicing compensation, amounts retained to pay certain insurance premiums and amounts retained by the Master Servicer or any Servicer as reimbursement for certain advances it has made) received with respect to the related Mortgage Loans. Such amounts will include principal prepayments, certain Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds and amounts paid by the Servicer or the Company in connection with any optional purchase by the Servicer or the Company of any defaulted Mortgage Loans. Condemnation Proceeds include all awards or settlements in respect of a taking of all or part of a Mortgaged Property, whether permanent or temporary, by power of eminent domain or condemnation or threat thereof.

     An "Eligible Account" is an account either (i) maintained with a depository institution the short-term debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of which, but only if Moody's is not an applicable Rating Agency) are rated in one of the two highest short-term rating categories by each applicable Rating Agency, (ii) an account or accounts the deposits in which are fully insured by either the BIF or SAIF, (iii) an account or accounts the deposits in which are insured by the BIF or SAIF to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the Securityholders have a claim with respect to the funds in the Bond Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Bond Account is maintained, (iv) a trust account or accounts maintained with the trust department of a federal or a state chartered depository institution or trust company, acting in a fiduciary capacity or (v) an account or accounts otherwise acceptable to each applicable Rating Agency. The collateral eligible to secure amounts in the Bond Account is limited to Permitted Investments. A Bond Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Payment Date in Permitted Investments. If so specified in the related Prospectus Supplement, the Master Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Bond Account as additional compensation and will be obligated to deposit in the Bond Account the amount of any loss immediately as realized.

     Pursuant to the Master Servicing Agreement, the Master Servicer will be required to remit to the applicable Trustee (to the extent not previously remitted), on or before each Distribution Account Deposit Date, the applicable Distribution Amount for the related Payment Date for deposit in the Distribution Account for such Series of Bonds maintained with the applicable Trustee.

     Any amounts received by the Master Servicer as Insurance Proceeds Condemnation Proceeds, or as Liquidation Proceeds, net of any expenses and other amounts reimbursable to the Master Servicer pursuant to the Master Servicing Agreement, will (unless applied to the repair or restoration of a Mortgaged Property) be deemed to be payments received with respect to the Mortgage Loans securing the related Series of Securities and will be deposited in the related Bond Account.

     Prior to each Payment Date for a Series of Securities, the Master Servicer will furnish to the Security Trustee a statement setting forth certain information with respect to payments received with respect to the Mortgage Loans.

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

COLLECTION PROCEDURES

     The Master Servicer, directly or through one or more Servicers, will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with each Master Servicing Agreement and any Mortgage Pool Insurance Policy, Primary Mortgage Insurance Policy and Bankruptcy Bond or alternative arrangements, follow such collection procedures as are customary with respect to mortgage loans that are comparable to the Mortgage Loans. Consistent with the above, the Master Servicer or applicable Servicer may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a Mortgage Pool Insurance Pool Policy, Primary Mortgage Insurance Policy or Bankruptcy Bond or alternative arrangements, if applicable, arrange with a Mortgagor a schedule for the liquidation of delinquencies running for no more than 180 days (unless a longer period is specified in the related Prospectus Supplement) after the applicable due date for each payment. To the extent the Master Servicer is obligated to make or to cause to be made advances, such obligation will remain during any period of such an arrangement.

     Unless otherwise specified in the related Prospectus Supplement, in any case in which property securing a Mortgage Loan has been, or is about to be, conveyed by the Mortgagor, the Master Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law and will not impair or threaten to impair any recovery under any related Primary Mortgage Insurance Policy. If these conditions are not met or if the Master Servicer reasonably believes it is unable under applicable law to enforce such due-on-sale clause, the Master Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Mortgage Loan and, to the extent permitted by applicable law, the Mortgagor also remains liable thereon. If a Mortgaged Property is sold or transferred, the Master Servicer will be required promptly to notify the applicable Trustee and the respective issuers of any hazard insurance policies, mortgagor bankruptcy insurance and mortgage insurance policies to assure that all required endorsements to each insurance policy are obtained and that coverage under each such policy will remain in effect after the occurrence of such sale or transfer. Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation if pursuant to the terms of the related Servicing Agreement the Servicer may be entitled to retain such fees. See "Certain Legal Aspects of Mortgage Loans -- "Due-on-sale" Clauses" herein. In connection with any such assumption, the terms of the related Mortgage Loan may not be changed.

     With respect to Cooperative Loans, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant Cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Certain Legal Aspects of Mortgage Loans" herein. This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the Cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring such approval could limit the number of potential purchasers for those shares and otherwise limit the ability to sell and realize the value of those shares.

     In general, a "tenant-stockholder" (as defined in Code Section 216(b)(2)) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code Section 216(b)(1) for its taxable year in which such items are allowable as a deduction to the corporation, such Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code Section 216(b)(1) must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such Section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that such a failure would be permitted to continue over a period of years appears remote.

JUNIOR MORTGAGES

     In the case of Mortgage Loans secured by junior liens on the related Mortgaged Properties, the Master Servicer will be required to file (or cause to be filed) of record a request for notice of any action by a superior lienholder under the Senior Lien for the protection of the related Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Master Servicer also will be required to notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder. If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related Senior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, then the Master Servicer will be required to take, on behalf of the related Issuer, whatever actions are necessary to protect the interests of the related Securityholders, and/or to preserve the security of the related Mortgage Loan. The Master Servicer will generally be required to advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the related Securityholders and the Master Servicer determines such advances are recoverable out of payments on or proceeds of the related Mortgage Loan.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each Series of Securities will be equal to the percentage per annum described in the related Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Mortgage Loan supporting such Series of Securities and such compensation will be retained by it from collections of interest on such Mortgage Loan (the "Master Servicing Fee"). As compensation for its servicing duties, any Servicer or subservicer will generally be entitled to a monthly servicing fee as described in the related Prospectus Supplement. In addition, the Master Servicer, any Servicer or any subservicer will retain as additional compensation all prepayment charges, assumption fees and late payment charges, to the extent collected from Mortgagors, and any benefit that may accrue as a result of the investment of funds in the applicable Bond Account (unless otherwise specified in the related Prospectus Supplement).

     The Master Servicer will pay or cause to be paid certain ongoing expenses associated with each Series of Securities and incurred by it in connection with its responsibilities under the related Master Servicing Agreement, including, without limitation, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the applicable Trustee, any custodian appointed by the Bond Trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of Servicers and Sellers. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Servicers under certain limited circumstances. In addition, as indicated in the preceding section, the Master Servicer will be entitled to reimbursement of expenses incurred by it in connection with any defaulted Mortgage Loan as to which it has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received (a "Liquidated Mortgage"), and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Securityholders to receive any related Liquidation Proceeds or Insurance Proceeds.

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

PREPAYMENTS

     In general, when a borrower prepays a mortgage loan between due dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. In the event such prepayments, together with other prepayments (including for this purpose prepayments resulting from refinancing or liquidations of the Mortgage Loans or the mortgage loans underlying the Certificates, as the case may be, due to defaults, casualties, condemnations, repurchases by the Seller, the Issuer or TMA or purchases thereof by the Master Servicer or the Company), result in a shortfall in the amount of interest available on a Payment Date for the Securities of a Series, the Master Servicer may be required to cover the shortfall, but only if and to the extent specified in the related Prospectus Supplement.

EVIDENCE AS TO COMPLIANCE

     Each Master Servicing Agreement and Indenture will provide that on or before a specified date in each year, a firm of independent certified public accountants will furnish a statement to the Issuer and the Bond Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the audit program for mortgages serviced for FHLMC or such other procedures as may be specified in the related Prospectus Supplement, the servicing by or on behalf of the Master Servicer of Mortgage Loans under agreements substantially similar to each other (including the related Master Servicing Agreement) was conducted in compliance with such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the audit program for mortgages serviced for FHLMC, the Uniform Single Attestation Program for Mortgage Bankers or such other procedure, requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of Mortgage Loans by Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for FHLMC or such other procedure, (rendered within one year of such statement) of firms of independent certified public accountants with respect to the related Servicer.

     Each Master Servicing Agreement and Indenture will also provide for delivery to the Issuer and the Bond Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Master Servicing Agreement throughout the preceding year.

     Copies of the annual accountants' statement and the statement of officers of the Master Servicer may be obtained by Securityholders of the related Series without charge upon written request to the Issuer at its principal executive offices.

ADVANCES AND OTHER AMOUNTS PAYABLE BY MASTER SERVICER

     Subject to any limitations set forth in the related Prospectus Supplement, each Master Servicing Agreement will require the Master Servicer to advance on or before each Payment Date (from its own funds, funds advanced by Servicers or funds held in the Bond Account for future distribution to Securityholders), an amount equal to the aggregate of payments of principal and interest that were delinquent on the related Determination Date, subject to the Master Servicer's determination that such advances will be recoverable out of late payments by obligors on the Mortgage Collateral, Liquidation Proceeds, Insurance Proceeds or otherwise.

     In making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to Securityholders, rather than to guarantee or insure against losses. If Advances are made by the Master Servicer from cash being held for future distribution to Securityholders, the Master Servicer will replace such funds on or before any future Payment Date to the extent that funds in the applicable Bond Account on such Payment Date would be less than the amount required to be available for distributions to Securityholders on such date. Any Advances will be reimbursable to the Master Servicer out of recoveries on the specific Mortgage Collateral with respect to which such Advances were made (e.g., late payments made by the related obligors, any related

Insurance Proceeds, Certified Proceeds, Liquidation Proceeds or proceeds of any Mortgage Loan repurchased pursuant to the related Master Servicing Agreement). In addition, Advances by the Master Servicer (and any advances by a Servicer) also will be reimbursable to the Master Servicer (or Servicer) from cash otherwise distributable to Securityholders to the extent that the Master Servicer determines that any such Advances previously made are not ultimately recoverable as described in the immediately preceding sentence. The Master Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the Master Servicing Agreement. If specified in the related Prospectus Supplement, the obligations of the Master Servicer to make Advances may be supported by a cash advance reserve fund, a surety bond or a letter of credit, in each case as described in such Prospectus Supplement.

RESIGNATION OF MASTER SERVICER

     A Master Servicer may not resign from its obligations and duties under a Master Servicing Agreement or assign or transfer such duties or obligations except (i) upon a determination that its duties thereunder are no longer permissible under applicable law or (ii) upon a sale of its servicing rights with respect to the Mortgage Loans with the prior written consents of the applicable Trustee, the Issuer and any applicable Mortgage Insurer. No such resignation will become effective until the applicable Trustee, as Stand-by Master Servicer, or a Successor Master Servicer (as such terms are defined below) has assumed the Master Servicer's obligations and duties under such Master Servicing Agreement.

     Each Master Servicing Agreement will provide that such a successor master servicer (the "Successor Master Servicer") must be satisfactory to the Issuer, the applicable Trustee and any applicable Mortgage Insurer, in the exercise of their reasonable discretion and must be approved to act as a mortgage servicer for FHLMC or FNMA.

STAND-BY MASTER SERVICER

     If so specified in the related Prospectus Supplement, the applicable Trustee will act as stand-by Master Servicer (the "Stand-by Master Servicer") with respect to each Series of Securities supported by Mortgage Loans. As Stand-by Master Servicer, the applicable Trustee will succeed to the rights and obligations of the Master Servicer with respect to the Mortgage Loans securing such Series upon a default by the Master Servicer or upon resignation by the Master Servicer until the appointment of a Successor Master Servicer.

SPECIAL SERVICING AGREEMENT

     The Company may appoint a Special Servicer to undertake certain responsibilities with respect to certain defaulted Mortgage Loans securing a Series. The Special Servicer may engage various independent contractors to perform certain of its responsibilities, provided, however, the Special Servicer remains fully responsible and liable for all its requirements under the special servicing agreement (the "Special Servicing Agreement"). As may be further specified in the related Prospectus Supplement, the Special Servicer, if any, may be entitled to various fees, including, but not limited to, (i) a monthly engagement fee applicable to each Mortgage Loan, (ii) a special servicing fee, or (iii) a performance fee applicable to each liquidated Mortgage Loan, in each case calculated as set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE COMPANY

     Each Master Servicing Agreement will provide that neither the Master Servicer, the Company, the Owner Trustee nor any director, officer, employee or agent of the Master Servicer, the Company or the applicable Trustee will be under any liability to the related Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Master Servicing Agreement, or for errors in judgment; provided, however, that none of the Master Servicer, the Company, the applicable Trustee or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Master Servicing Agreement will further provide that the Master Servicer, the Company, the applicable Trustee and any director, officer, employee or agent of the Master Servicer, the Company or the applicable Trustee will be entitled to indemnification by the related Issuer and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Master Servicing Agreement or the Securities, other than any loss, liability or expense related to any specific Mortgage Collateral (except any such loss, liability or expense otherwise reimbursable pursuant to the Master Servicing Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Master Servicing Agreement will provide that neither the Master Servicer, the Company nor the applicable Trustee will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Master Servicing Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer, the Company or the applicable Trustee may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Master Servicing Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the related Issuer, and the Master Servicer, the Company or the Owner Trustee, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Securityholders.

     Any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under each Master Servicing Agreement, provided that such person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, FNMA or FHLMC as the case may be and if applicable and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the Securities of such Series.

SERVICING DEFAULTS

     Events of default under the Master Servicing Agreement (each, a "Servicing Default") for a Series of Securities will include (i) any failure of the Master Servicer to deposit in the Bond Account or remit to the applicable Trustee any required payment (other than an Advance) which continues unremedied for one business day after the giving of written notice of such failure to the Master Servicer by the applicable Trustee or the Issuer; (ii) any failure by the Master Servicer to make an Advance as required under the Master Servicing Agreement, unless cured as specified therein; (iii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Master Servicing Agreement which continues unremedied for thirty days (or in the case of a failure to pay insurance premiums which continues unremedied for a shorter period of days) after the giving of written notice of such failure to the Master Servicer by the applicable Trustee or the Issuer; and (iv) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding and certain actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

RIGHTS UPON SERVICING DEFAULT

     If a Servicing Default under a Master Servicing Agreement shall have occurred and be continuing, the applicable Trustee may terminate all of the rights and obligations of the Master Servicer under such Master Servicing Agreement, including the Master Servicer's rights to receive any Master Servicing Fees. Upon such termination, the applicable Trustee, as Stand-by Master Servicer, or any Successor Master Servicer duly appointed by the applicable Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under such Master Servicing Agreement and will be entitled to similar compensation arrangements. Neither the Issuer nor the applicable Trustee shall have any right to waive any Servicing Default, except under certain circumstances specified in the Master Servicing Agreement.

AMENDMENT OF MASTER SERVICING AGREEMENT

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

     A Master Servicing Agreement with respect to any Series of Securities supported by Mortgage Loans may not be amended, changed, modified, terminated or discharged, except by an instrument in writing signed by all parties thereto, and with prior written notice to any applicable Mortgage Insurer.

                                THE AGREEMENTS

     The following is a general summary of certain provisions of the applicable Agreements (including the applicable Indenture and Trust Agreement) for each Series of Securities not described elsewhere in this Prospectus. The summaries are qualified in their entirety by reference to the provisions of the Agreements. Where particular provisions or terms used in the Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries. The Agreement relating to each Series of Securities will be filed with the Securities and Exchange Commission within fifteen days of the closing of the sale of such Series of Securities. In connection with the following summaries, it should be noted that for each Series of Securities issued in the form of Certificates, any actions or votes required or permitted to be taken by Bondholders under the Indenture for the Bonds included in the Trust Fund Assets for such Series of Certificates will be authorized to be taken by Certificateholders of such Series, as beneficial holders of the Bonds.

MODIFICATION OF AGREEMENT

     With the consent of the holders of not less than 66 2/3% of the then outstanding principal amount of the Class of Securities of the related Series specified in the related Prospectus Supplement to be the "Controlling Class," the application Trustee and the Issuer may execute an amendment indenture to add provisions to, or change in any manner or eliminate any provisions of, the Agreement with respect to the Securities of such Series or modify (except as provided below) in any manner the rights of the Securityholders.

     Without the consent of the holder of each outstanding Security affected, however, no such amendment shall (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto, or change the earliest date on which any Security may be redeemed at the option of the Issuer, or any place of payment where, or the coin or currency in which, any affected Security or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Agreement regarding payment, (b) reduce the percentage of the aggregate amount of the outstanding Security, the consent of the holders of which is required for any such supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Agreement, (c) modify the provisions of the Agreement specifying the circumstances under which such a supplemental indenture may not change the provisions of the Agreement without the consent of each outstanding Security affected thereby, or the provisions of the Indenture with respect to certain remedies available in an Event of Default (as defined herein), except to increase any percentage specified therein or to provide that certain other provisions of the Agreement cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby, (d) modify or alter the provisions of the Agreement defining when Securities are outstanding, (e) permit the creation of any lien (other than certain permitted liens) ranking prior to or on a parity with the lien of the Agreement with respect to any part of the property subject to lien under the Agreement, or terminate the lien of the Agreement on any property at any time subject thereto or deprive the holder of any Security of the security afforded by the lien of the Agreement (other than in connection with a permitted substitution of Mortgage Collateral) or (f) modify any of the provisions of the Agreement in such manner as to affect the calculation of the debt service requirement for any Security or the rights of the Securityholders to the benefits of any provisions for the mandatory redemption of Securities contained therein.

     The Issuer and the applicable Trustee may also enter into amendments, without obtaining the consent of Securityholders (i) to cure any ambiguity; (ii) to correct a defective provision or correct or supplement any provision therein which may be inconsistent with any other provision therein; (iii) to make any other revisions with respect to matters or questions arising under the Agreements which are not inconsistent with the provisions thereof; or (iv) to comply with any requirements imposed by the Code or any regulation thereunder, provided, however, that no such amendments (except those pursuant to clause
(iv)) will adversely affect in any material respect the interest of any Securityholder of that Series. An amendment will be deemed no to adversely affect in any material respect the interests of the Securityholders if the applicable Trustee receives a letter from each Rating Agency requested to rate a class or classes of Securities of such Series stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to such Securities.

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

EVENTS OF DEFAULT

     An event of default (an "Event of Default") with respect to any Series of Securities is defined in the applicable Agreement as being: (a) the failure (i) to pay any principal of, or interest on, any Securities of such Series then due,
(ii) if applicable, to call for special redemption any Securities that are required to be so redeemed or (iii) to pay the redemption price of any Securities called for redemption; (b) a default in the observance of certain negative covenants in the applicable Agreement; (c) a default in the observance of any other covenant of the Issuer, and the continuation of any such default for a period of 30 days after notice thereof is given to the Issuer by the Trustee or by the holders of more than 50% in outstanding principal amount of the Controlling Class of Securities of such Series; (d) any representation or warranty made by the Issuer in the Indenture or in any certificate delivered pursuant thereto being incorrect in a material respect as of the time made, and the circumstances in respect of which such representation or warranty is incorrect are not cured within 30 days after notice thereof is given to the Issuer by the Trustee or by the holders of more than 50% in outstanding principal amount of the Controlling Class of Securities of such Series; or (e) certain events of bankruptcy, insolvency, receivership or reorganization of the Issuer.

RIGHTS UPON EVENTS OF DEFAULT

     In case an Event of Default shall occur and be continuing with respect to a Series of Securities, the Trustee or holders of more than 50% in outstanding principal amount of the Controlling Class of Securities of such Series may declare the principal of such Series of Securities to be due and payable. Such declaration may under certain circumstances be rescinded by the holders of a majority in principal amount of the outstanding Securities of such Series.

     Upon an Event of Default the Trustee may, in its discretion, sell the Mortgage Collateral included in the Trust Fund Assets supporting such Series, in which event the Securities of such Series will be payable pro rata, without regard to their Stated Maturities, or in such other manner as is specified in the related Prospectus Supplement, out of the collections on, or the proceeds from the sale of, such Collateral and will, to the extent permitted by applicable law, bear interest at the interest rate specified in the Indenture. If so specified in the related Prospectus Supplement, following an Event of Default, if a Series of Securities has been declared to be due and payable, the Bond Trustee may, in its discretion, refrain from selling the Collateral, including the Mortgage Collateral, for such Series and continue to apply all amounts received on the Collateral to payments due on the Securities of such Series in accordance with their terms, notwithstanding the acceleration of the maturity of such Securities.

     In case an Event of Default shall occur and be continuing, the Trustee shall be under no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties under the Indenture if it has reasonable grounds for believing that it has not been assured of adequate security or indemnity. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority in principal amount outstanding of the Controlling Class of outstanding Securities of a Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series; and the holders of a majority in principal amount of the Controlling Class of Securities of a Series then outstanding may, in certain cases, waive any default with respect thereto, except a default in payment of principal or interest or a default in respect of a covenant or provision of the applicable Agreements that cannot be modified without the consent of each holder of the Securities affected.

     No Securityholder will have the right to institute any proceeding with respect to the applicable Agreements, unless (a) Securityholder previously has given to the Trustee written notice of an Event of Default, (b) the holders of more than 50% in outstanding principal amount of the Controlling Class of Class of Securities of the Series have made written request upon the Trustee to institute such proceedings in its own name as Trustee and have offered the Trustee indemnity in full, (c) the Trustee has for 60 days neglected or refused to institute any such proceeding and (d) no direction inconsistent with such written request has been given to the Bond Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Securities of such Series, but the Securityholder has a right which is absolute and unconditional to receive payments of principal and interest on or after the due dates thereof and to institute suit for the enforcement thereof.

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CERTAIN INDENTURE COVENANTS OF THE ISSUER

     Each Issuer covenants in the applicable Agreement, among other matters, that it will not (a) sell, exchange or otherwise dispose of any portion of the Mortgage Collateral supporting a Series of Securities except as expressly permitted by the applicable Agreement or the Master Servicing Agreement, (b) amend the Issuer's trust agreement without the consent of the holders of 66 2/3% in outstanding principal amount of each Class of Securities affected thereby or
(c) incur, assume or guarantee any indebtedness other than in connection with the issuance of the Securities. Each Bond Issuer's applicable Agreement provides that the trust shall not have the power to perform any act or engage in any business whatsoever except to issue and administer the Securities of a Series, to receive and own the Collateral, to maintain and administer the Mortgage Collateral, to pledge the Mortgage Collateral to support such Securities pursuant to the Indenture and to take certain other actions incidental thereto. Each Issuer's trust agreement prohibits the amendment of the Agreement if the Trustee thereof determines that such amendment will adversely affect any right, duty or liability of, or immunity or indemnity in favor of, the Trustee under the Issuer's Deposit Trust Agreement, or will cause or result in any conflict with or breach of any terms of, or default under, the charter documents or bylaws of such trustee or any document to which such trustee is a party.

ISSUER'S ANNUAL COMPLIANCE STATEMENT

     The Issuer will be required to file annually with the applicable Trustee a written statement as to fulfillment of its obligations under the related applicable Agreement.

BOND TRUSTEE'S ANNUAL REPORT

     The Bond Trustee will be required to mail each year to all Securityholders a brief report relating to its eligibility and qualifications to continue as the Bond Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer to the Bond Trustee in its individual capacity, the property and funds physically held by the Bond Trustee as such, and any action taken by it which materially affects the Bonds and which has not been previously reported.

SATISFACTION AND DISCHARGE OF INDENTURE

     The Agreements will be discharged with respect to the Mortgage Collateral supporting the Securities of a Series upon the delivery to the Security Trustee for cancellation of all of the Securities of such Series or, with certain limitations, upon deposit with the Security Trustee of funds sufficient for the payment in full of all of the Securities of such Series.

TERMINATION OF TRUST AGREEMENT

     Unless otherwise specified in the related Trust Agreement, the obligations created by each Trust Agreement for each Series of Securities will terminate upon the payment to the related Securityholders of all amount held in the bond account or by the Master Servicer and required to be paid to them pursuant to such Agreement following the earlier of (i) the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Trust Fund Assets and (ii) if specified in the related Prospectus Supplement, the purchase by the holder of the FASIT ownership interest or REMIC residual interest or any other party specified to have such rights (see "Federal Income Tax Considerations" below), of all the remaining Trust Fund Assets and all property acquired in respect of such trust Fund Assets.

THE TRUSTEE

     The applicable Trustee under each Agreement will be identified in the related Prospectus Supplement. Any entity selected to serve as a Trustee may have normal banking relationships with the Depositor, the Master Servicer and any of their respective affiliates.

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                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of mortgage loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially from state to state), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which Mortgaged Properties may be located. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

GENERAL

     The Mortgage Loans will consist of notes and either mortgages, deeds of trust, security deeds or deeds to secure debts, depending upon the prevailing practice in the state in which the underlying Mortgaged Property is located. Deeds of trust are used almost exclusively in California instead of mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and owner of the mortgaged property; and the mortgagee, who is the lender. Under a mortgage instrument, the mortgagor delivers to the mortgagee (i) a note or bond evidencing the loan and (ii) the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the borrower-property owner, called the trustor (similar to a mortgagor); a lender (similar to a mortgagee) called the beneficiary; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure a debt are governed by law, and, with respect to some deeds of trust, the directions of the beneficiary.

JUNIOR MORTGAGES

     Certain of the Mortgage Loans may be secured by junior mortgages or deeds of trust, which are junior to senior mortgages or deeds of trust which are not part of the Mortgage Collateral. The rights of the Securityholders as the holders of a junior deed of trust or a junior mortgage are subordinate in lien priority and in payment priority to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See " -- Foreclosure/Repossession" below.

     Furthermore, the terms of the junior mortgage or deed of trust are subordinate to the terms of the senior mortgage or deed of trust. In the event of a conflict between the terms of the senior mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the senior mortgage or deed of trust will govern generally. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the rights to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a senior mortgagee expends such sums, such sums will generally have priority over all sums due under the junior mortgage.

FORECLOSURE/REPOSSESSION

     DEED OF TRUST. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In addition to any notice requirements contained in a deed of trust, in some states, such as California, the trustee must record a notice of

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default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In some states, including California, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, including California, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months.

     MORTGAGES. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage.

     Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished, or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. See "Trust Fund Assets" herein.

     A junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder, in either event adding the amounts expended to the balance due on the junior loan, and may be subrogated to the rights of the senior mortgagees. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause, the junior mortgagee may be required to pay the full amount of the senior mortgages to the senior mortgagees. Accordingly, with respect to those mortgage loans which are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior liens and claims and certain governmental liens. The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceeds.

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     Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienholder are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, including California, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon a payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the current fair market value of the property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the Master Servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting mortgagors.

     Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

     In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. In certain instances, a rehabilitation plan proposed by the debtor may reduce the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including

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but not limited to any automatic stay, could result in delays in receiving payments on the Mortgage Loans securing a Series of Bonds and possible reductions in the aggregate amount of such payments.

     The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of mortgage loans. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

     Generally, Article 9 of the UCC governs foreclosure on Cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

ENVIRONMENTAL RISKS

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where the EPA has incurred cleanup costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

     Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an "owner or operator" for the costs of addressing releases or threatened releases of hazardous substances at a Mortgaged Property even though the environmental damage or threat was caused by a prior or current owner or operator or a third-party. CERCLA imposes liability for such costs on any and all "responsible parties," including "owners or operators." However, CERCLA excludes from the definition of "owner or operator" a secured creditor "who without participating in the management of the facility," holds indicia of ownership primarily to protect its security interest (the "secured creditor exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to a third party), or fails to market the property in a timely fashion.

     Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exemption to the lender.

     This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. Such legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the day-to-day management of all operational functions of the mortgaged property.

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

     If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that such costs arising from the circumstances set forth above would become a liability of the Issuer and occasion a loss to Securityholders.

     CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans or the mortgage loans underlying the Agency Securities, as the case may be, were originated, no environmental assessment or a very limited environmental assessment of the Mortgage Properties or the real property constituting security for such mortgage loans, respectively, was conducted.

DUE-ON-SALE CLAUSES

     Unless otherwise provided in the related Prospectus Supplement, each Mortgage Loan will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Mortgaged Property, the loan may be accelerated by the mortgagee. In recent years, court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce such clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, for various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St Germain Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Mortgage Loans and the number of Mortgage Loans which may extend to maturity.

ENFORCEABILITY OF PREPAYMENT CHARGES AND LATE PAYMENT FEES

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific

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limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid.

     Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Mortgaged Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Mortgage Loans. The absence of such a restraint on prepayment, particularly with respect to Fixed Rate Mortgage Loans having higher interest rates, may increase the likelihood of refinancing or other early retirement of such loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the Securityholders. In addition, the Relief Act imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasion by the inability to realize upon the Mortgaged Property in a timely fashion.

SUBORDINATE FINANCING

     When the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceeds by the senior lender.

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                       FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of the anticipated material federal income tax considerations of the purchase, ownership and disposition of the Securities. This summary has been reviewed by Jeffers, Wilson, Shaff & Falk, LLP, counsel to the Company and the Issuer, and, to the extent that it states legal conclusions, represents the opinion of such counsel, subject to the limitations and qualifications set forth herein and in the applicable Prospectus Supplement. In particular, based on certain factual representations on behalf of the Company relating to the issuance, terms and treatment of the Bonds, and when applicable, the timely election of FASIT or REMIC treatment, as described in the related Prospectus Supplement and based on the assumptions of the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to tax counsel as originals, the conformity to original documents of all documents submitted to tax counsel as certified, conformed or other copies, and the authenticity of the originals of such copies, counsel is of the opinion that (a) the Bonds issued by the Issuer will be treated as indebtedness for federal income tax purposes, and (b), in connection with a series of Securities issued as FASIT or REMIC interests, that the applicable Issuer will be classified as a FASIT or REMIC, as applicable, for federal income tax purposes. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations, rulings and decisions in effect as of the date of this Prospectus, all of which are subject to change. The summary does not purport to address federal income tax considerations applicable to all categories of investors, some of which may be subject to special rules. In addition, the summary is limited to investors who will hold the Securities as "capital assets" (generally, property held for investment) as defined in Section 1221 of the Code. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities. As applied to any particular Class of Securities, the summary is subject to further discussion or explanation as provided in the related Prospectus Supplement.

CLASSIFICATION OF THE ISSUER AND THE BONDS

     No regulations, published rulings or judicial decisions discuss the characterization for federal income tax purposes of securities with terms substantially the same as the Bonds. Upon the issuance of each Series of Bonds, however, Jeffers, Wilson, Shaff & Falk, LLP, counsel to the Issuer, will advise the Issuer that in its opinion such Bonds will be treated for federal income tax purposes as indebtedness and not as an ownership interest in the Trust Fund Assets of the Issuer, or an equity interest in the Issuer or in a separate association taxable as a corporation.

     Under the taxable mortgage pool ("TMP") rules in the Code, certain entities that issue debt secured by real estate mortgages are subject to special tax treatment that can result in entity level federal income taxation. An entity will be classified as a TMP if it does not make an election to be classified as a "real estate mortgage investment conduit" (a "REMIC") and (i) substantially all of its assets consist of debt obligations and more than 50% of such debt obligations are real estate mortgages or interests therein, (ii) the entity issues debt obligations with two or more maturities and (iii) payments on the debt obligations issued by it bear a relationship to payments received on the debt obligations owned by it. In certain situations, pools of assets within an entity can also be treated as separate TMPs.

     Where specified in the applicable Prospectus Supplement, the Issuer will elect to be classified as a REMIC. The Company intends to structure all issuances of Bonds, so as to not constitute a TMP. However, it is possible that the Issuer or a portion of the Issuer relating to a specific pool of Mortgage Collateral and the Securities related thereto could be treated as a TMP if no REMIC or FASIT election is made with respect to the Trust Fund Assets. If an Issuer were classified as a TMP, it is anticipated that it would nonetheless qualify as a "qualified REIT subsidiary" (within the meaning of Section 856 (i) of the Code) and thus would not be subject to entity level federal income taxes. If so, only TMA or its shareholders would be required to include in income any "excess inclusion income" generated by the TMP. On the other hand, if the Issuer were classified as a TMP but did not maintain its status as a "qualified REIT subsidiary", it would not be permitted to be included in the consolidated federal income tax return of any other corporation and its net income would be subject to entity level federal income taxes. Each Prospectus Supplement will specify whether or not the Issuer for that Series of Bonds is expected to be classified as a TMP. No assurance can be given that any Issuer classified as a TMP will continue to qualify as a "qualified REIT subsidiary" or that TMA will continue to qualify as a REIT for federal income tax purposes.

     Securities issued by an Issuer for which a REMIC election is made or which are issued as "Pass-Through Securities" will qualify as "real estate assets" and the income paid by such Series of Securities will generate income

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

that will be treated as "interest on obligations secured by mortgage on real property" within the meaning of Section 856 of the Code. See "Taxation of the REMIC and its Holders" and "Tax Status as a Grantor Trust" below.

     Because the Securities issued as Bonds will be treated as indebtedness of the Issuer for federal income tax purposes, (i) Bonds held by a thrift institution taxed as a domestic building and loan association will not constitute "loans . . . secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), (ii) interest on Bonds held by a real estate investment trust will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B), and Bonds will not constitute "real estate assets" or "Government securities" within the meaning of Code Section 856(c)(5)(A), and (iii) Bonds held by a regulated investment company will not constitute "Government securities" within the meaning of Code Section 851(b)(4)(A)(i).

TAXATION OF THE REMIC AND ITS HOLDERS

     GENERAL. If a REMIC election is made with respect to a Series of Securities, the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related Prospectus Supplement.

     Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, in the opinion of Counsel (i) Securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in section 7701(a)(19)(C) of the Code; and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code section 856(c)(4)(A), and income with respect to the Securities will be considered "interest on obligations secured by mortgages on real property or on interest in real property" within the meaning of Code Section 856(c)(4)(a); and income with respect to the Securities will be considered "interest on obligations secured by mortgages on a real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (i) or (ii) above, then a Security will qualify for the tax treatment described in (i) or (ii) in the proportion that such REMIC assets are qualifying assets.

     REMIC EXPENSES, SINGLE CLASS REMICS. As a general rule, all of the expenses of a REMIC will be taken into account by holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the Securityholders of the Regular Interest Securities and the Securityholders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each Securityholder on that day. In the case of a holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Securityholder, exceed 2% of such Securityholder's adjusted gross income. Such expense may also be subject to the general limit on "excess itemized deductions." The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a Securityholder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interest as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and that is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise specified in the related Prospectus Supplement, the expenses of the REMIC will be allocated to Securityholders of the related residual interest Securities.

     TAXATION OF THE REMIC. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not really subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the Holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

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

     The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as is in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID and market discount on mortgage loans and deductions including stated interest and OID accrued on Regular Interest Securities, amortization of any premium with respect to the Loans, and servicing fees and other expenses of the REMIC. A holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such Holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such Holder's adjusted gross income.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which Securityholders of Pay-Through Securities accrue (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest in the same manner that the Securityholders of the Regular Interest Securities include such OID in income, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues on a constant interest basis.

     For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective market values.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which Securityholders of Pay-Through Securities accrue OID (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the Securityholders of the Regular Interest Securities include such OID in income, but without regard to the de minimis rules. See "Interest and Original Issue Discount" below. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis. See "Market Discount" below.

     To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking in to account the Prepayment Assumption) on a constant yield method. The REMIC expects to take the position that such premium may be recovered in proportion to the payments of loan principal.

     PROHIBITED TRANSACTION AND CONTRIBUTIONS TAX. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transactions that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The Securityholders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such Securityholders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding Classes of Securities of such REMIC.

     TAXATION OF HOLDERS OF RESIDUAL INTEREST SECURITIES. The holder of a certificate representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

     The holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

     In any event, because the holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

     LIMITATION ON LOSSES. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Interest Security will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

     DISTRIBUTIONS. Distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest Security. If the amount of such payment exceeds a holder's adjusted basis in the Residual Interest Security, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

     SALE OF EXCHANGE. A holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

     EXCESS INCLUSIONS. The portion of the REMIC taxable income of a holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such holder's federal income tax return. Further, if the holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such holder's excess inclusion will be treated as unrelated business taxable income of such holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person, excess inclusion income is subject is subject to withholding tax at a rate of 30%, which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "Withholding with Respect to Certain Foreign Investors."
Section 593 institutions ("thrift institutions") may not use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Interest Securities that have "significant value" within the meaning of the REMIC regulations.

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

     In addition, the Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual Holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions.

     The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of
(i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of such Residual Interest Security at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

     In certain circumstances for federal tax purposes, transfers of Residual Securities must be disregarded. See " -- Restrictions on Ownership and Transfer of Residual Interest Securities" and " -- Withholding with Respect to Certain Foreign Investors" below.

     RESTRICTIONS ON OWNERSHIP AND TRANSFER OF RESIDUAL INTEREST SECURITIES. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from federal income tax, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreements will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

     If a Residual Interest Security is transferred to a Disqualified Organization, a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee) that owns a Residual Interest Security , the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

     If a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs and (ii) the transferor reasonably expect that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any federal income tax imposed upon taxable income derived by the transferee from the REMIC. The Treasury Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interests by foreign persons to United States persons "--Withholding with Respect to Certain Foreign Investors."

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

     MARK TO MARKET RULES. Prospective purchasers of a REMIC Residual Interest Security should be aware that the applicable Treasury Regulations provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the possible application of those Treasury Regulations.

     ADMINISTRATIVE MATTERS. The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return and must elect REMIC status on its first tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain loss, deduction, or credit, by the Service in a unified administrative proceeding.

TAXATION OF THE FASIT AND ITS HOLDERS

     If a FASIT election is made with respect to a Series of Securities and such Series is issued, treated and maintained as the Company has determined herein and in the related Prospectus Supplement, then the arrangement by which the Securities of that Series are issued will be treated as a FASIT. The regular FASIT interests will be treated as debt for federal income tax purposes.

     Section 860H through 860L of the Code (the "FASIT Provisions") provide for an entity for federal income tax purposes known as a "financial asset securitization investment trust" (a "FASIT"). Although the FASIT Provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance have been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT regular interest holders. Investors should also note that the FASIT discussion contained herein constitutes only a summary of the U.S. federal income tax considerations to holders of FASIT interests. With respect to each Series of FASIT regular interest, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax considerations associated with the particular transaction.

     FASIT interests will be classified as either FASIT regular interests, which generally will be treated as debt for federal income tax purposes, or FASIT ownership interests, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related FASIT. The Prospectus supplement for each Series of Securities will indicate which Securities of such Series will be designated as regular interests, and which, if any, will be designated as the ownership interest.

     QUALIFICATION AS A FASIT. An Issuer will qualify as a FASIT if (i) a FASIT election is in effect, (ii) certain tests concerning (A) the composition of the FASIT's assets and (B) the nature of the investors' interests in the FASIT are met on a continuing basis, and (iii) the Issuer is not a regulated investment company as defined in Section 851(a) of the Code.

     ASSET COMPOSITION. For an Issuer to be eligible for FASIT status, substantially all of the Issuer's Trust Fund Assets must consist of "permitted assets" as of the close of the 90th day after the closing date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include (i) cash or cash equivalents, (ii) debt instruments with fixed interest rate or variable rate based on a qualified index, terms that would qualify as a regular interests if issued by a REMIC, (iii) foreclosure property, (iv) certain hedging instruments (generally interest and currency rate swaps and credit enhancement contracts) that are reasonably required to (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interest, and (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder. Neither the Company nor TMA will be permitted to hold ownership interests in a FASIT.

     INTERESTS IN A FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interest or (ii) a single class of ownership interest that is held by a fully taxable domestic C Corporation (and not by a REIT such as TMA).

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

     A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable federal rate published by the Service for the month of the issue, plus 5%, and
(vi) if it pays interest, such interest is payable at either (A) a fixed rate with respect to the principal amount of the regular interest or (B) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those REMIC regular interests (certain qualified floating rates and weighted average rates.) Interest will be considered to be based on a permissible variable rate if generally, (1) such interest is unconditionally payable at least annually, (2) the issue price of the debt instruments does not exceed the total noncontingent principal payments and (3) interest is based on a "qualified floating rate," and "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such FASIT regular interest.

     If an interest in a FASIT fails to meet one or more of the requirements set out in clauses (iii), (iv), or (v) in the immediately preceding paragraph, but otherwise meets all requirements to be treated as FASIT, it may still qualify as a type of regular interest known as a "High-Yield Interest." In addition, if any interest in FASIT fails to meet the requirement of cause (vi), but the interest payable on the interest consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the interest will also qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic C Corporations that are fully subject to corporate income tax ("Eligible Corporations"), FASITs, and dealers in securities who acquire such interest as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See " -- Taxation of High-Yield Interests."

     CONSEQUENCES OF DISQUALIFICATION. If an Issuer fails to comply with one or more ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and interests therein for federal income tax purposes is uncertain. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or portion of the FASIT's income for the period of time in which requirements for FASIT status are not satisfied.

     TREATMENT OF FASIT REGULAR SECURITIES. Payments received by holders of FASIT regular interest generally will be accorded the same tax treatment under the Code as payments received on other taxable debt instruments. Holders of FASIT regular interests must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. If the FASIT regular interest is sold, the holder generally will recognize gain or loss upon the sale. See "Sale or Redemption below" above.

     TAXATION OF HIGH-YIELD INTERESTS. High-Yield Interests are subject to special rules regarding eligibility of holders of such interest, and the ability of such holders to offset income derived from those interests with losses. High-Yield Interests only may be hold by Eligible Corporations, other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor will continue to be treated as the holder of the High-Yield Interest.

     The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset income derived from the High-Yield Interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT regular interest that his held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT regular interest and that have the same features as High-Yield Interests.

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

     TAXATION OF FASIT OWNERSHIP SECURITIES. A FASIT ownership interest represents the residual equity interest in a FASIT. As such, the holder of a FASIT ownership interest determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss, and credit of a FASIT. In general, the character of the income to the holder of a FASIT ownership interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT ownership interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT ownership interest must determine the amount of interest, OID, market discount, and premium recognized with respect to the FASIT's assets and the FASIT regular interest issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT regular interests as are holders of High-Yield Interest.

     Rules similar to the wash sale rules applicable to REMIC residual interests also will apply to FASIT ownership interests. Accordingly, losses on dispositions of a FASIT ownership generally will be disallowed where within six months before or after the disposition, the seller of such interest acquires any other FASIT ownership interest that is economically comparable in the disposed FASIT ownership interest. In addition, if any security that it is sold or contributed to a FASIT by the holders of the related FASIT ownership interest was required to be marked-to-market under Section 475 of the Code by such holder, then Section 475 of the Code generally will continue to apply to such securities. Special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semi-annually, until another discount rate is issued by regulations.

     The holder of a FASIT ownership interest will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transaction." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets,
(iii) the receipt of any income derived from any loan originated by a FASIT, and
(iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series of Securities for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

TAX STATUS AS A GRANTOR TRUST

     GENERAL. As further specified in the related Prospectus Supplement, if a REMIC or FASIT election is not made and the Trust Fund is not structured as a partnership, the Trust Fund relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under Subpart E,
Part 1 of Subchapter J of the Code and not as an association taxable as a corporation (the Securities of such a Series are referred to as "Pass-Through Securities"). In some Series there will be no separation of the principal and interest payments on the mortgage loans. In such circumstances, the holder of the Pass-Through Security will be considered to have purchased a pro rata undivided interest in each of the mortgage loans. In other cases ("Stripped Securities"), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the mortgage loans.

     Each Security holder must report on its federal income tax return its share of the gross income derived from the Mortgage Collateral (not reduced by the amount payable as fees to the applicable Trustee and the Servicer and similar fees (collectively, the "Servicing Fee"), at the same time and in the same manner as such items would have been reported under the Securityholder's tax accounting method had it held its interest in the Mortgage Collateral directly, received directly its share of the amounts received with respect to the Mortgage Collateral, and paid directly its share of the Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Mortgage Collateral, such income will consist of a pro rate share of the income derived from each stripped bond or stripped coupon in which the Securityholder owns an interest. The Security holder will generally be entitled to deduct such Servicing Fees under Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the applicable Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate Securityholder, however, Servicing Fees (to the extent not

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

otherwise disallowed) will be deductible in computing such Securityholder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed two percent of adjusted gross income, may not be deductible to any extent in computing such Securityholder's alternative minimum tax liability and may be subject to the limitation on excess itemized deductions.

     DISCOUNT OR PREMIUM ON PASS-THROUGH SECURITIES. The Securityholder's purchase price of a Pass-Through Security is to be allocated among the Mortgage Collateral in proportion to their fair market values, determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat the Mortgage Collateral as having a fair market value proportional to the share of the aggregate Principal Balances of all of the mortgage loans that it represents, since the Securities, unless otherwise specified in the related Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a mortgage loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the Principal Balance of the mortgage loan allocable to the Security, the interest in the mortgage loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

     The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a mortgage loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a Securityholder will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a mortgage loan could arise, for example, by virtue of the financing of points by the originator of the mortgage loan, or by virtue of the charging of points by the originator of the mortgage loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a mortgage loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the mortgage loan underlying the Certificate, rather than with respect to the Security. A Securityholder that acquires an interest in a mortgage loan originated after July 18, 1984 with more than a de minimis amount of market discount (generally, the excess of the principal amount of the loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. "--Market Discount" and "Premium" below.

     In the case of market discount on a Pass-Through Security attributable to mortgage loans originated on or before July 18, 1984, the Securityholder generally will be required to allocate the portion of such a discount that is allocable to a loan among the principal payments on the loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

     STRIPPED SECURITIES. A Stripped Security may represent a right to receive only a portion of the interest payments on the mortgage loans, a right to receive only principal payments on the mortgage loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ("Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each mortgage loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code applies to OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.

     Servicing fees in excess of reasonable services fees (the "excess servicing fee") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Loan's Principal

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

Balance) or the Securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Securities should be treated as market discount. The Service appears to require that reasonable servicing fees be calculated on a Loan by Loan basis, which could result in some mortgage loans being treated as having more than 100 basis points of interest stripped off, causing such a mortgage loan to be a stripped bond with OID.

     The Code, regulations and administrative judicial decisions provide no direct guidance as to how the interest and OID rules are to apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made that take into account with respect to each accrual period the effect of prepayments during such period. However, the Code does not specifically cover instruments such as the Stripped Securities, which technically represent ownership interests in the underlying mortgage loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Pass-Through Securities, the Trustee will treat all payments to be received by a Pass-Through Security holder with respect to the underlying mortgage loans as payments on a single installment obligation. The Service could, however, assert that OID must be calculated separately for each mortgage loan underlying a Pass-Through Security.

     Under certain circumstances, if the mortgage loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Pass-Through Security holder's recognition of income. If, however, the mortgage loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a Pass-Through Security holder's recognition of income.

     Although Counsel is of the opinion that the foregoing conclusions are correct under current law, the characterizations of the Stripped Securities described are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the Service could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Proposed Regulations; or
(iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments. Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax considerations that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

     Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The Service could take the position that the character of the mortgage loans is not carried over to the Pass-Through Securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(1)(19)(C)(v) of the Code; and interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property or on interest in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.

INTEREST AND ORIGINAL ISSUE DISCOUNT

     GENERAL. The Prospectus Supplement for each Series of Securities will disclose whether any Class of such Securities is anticipated to be issued with OID within the meaning of Code Section 1273(a). Interest on any Class of Securities other than OID will be includible in income by the Holder thereof in accordance with such Securityholder's applicable method of accounting. Securityholders of any Class of Securities having OID must generally include original issue discount in ordinary gross income for federal income tax purposes as it accrues, in

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

advance of receipt of the cash attributable to such income. Each Issuer will indicate on the face of each Security issued by it information concerning the application of the OID rules to such Security and certain other information that may be required. The Issuer will report annually to the Service and to holders of record of Securities of such Class information with respect to the OID accruing on such Securities during the reporting period.

     Rules governing OID are set forth in Code Sections 1271 through 1273, 1275 and 1281 through 1283. In addition, the discussion of federal income tax considerations set forth below is based in part on the OID Regulations. The Code or the OID Regulations either do not address, or are subject to varying interpretations with respect to, several issues relevant to obligations, such as the Securities, that are subject to prepayment. Therefore, there is some uncertainty as to the manner in which the OID rules of the Code will be applied to the Securities.

     ORIGINAL ISSUE DISCOUNT DEFINED. In general, each Security will be treated as a single installment obligation for purposes of determining the OID includible in a Securityholder's income. The amount of original issue discount on such a Security is the excess of the stated redemption price at maturity of the Security over its issue price. The issue price of a Security is the initial offering price to the public at which a substantial amount of the Securities of that Class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers), generally as set forth on the cover page of the Prospectus Supplement for a Series of Securities. (The portion of the initial offering price which consists of interest accrued on the Securities from the date of issuance to the Closing Date may, at the option of the Securityholder, be subtracted from the issue price of the Securities and treated as an offset of interest received on the first Payment Date.) The stated redemption price at maturity of a Securities is equal to the total of all payments to be made on the Securities other than "qualified stated interest payments." "Qualified stated interest payments" are payments on the Security which are paid at least annually and are based on either a fixed rate or a "qualified variable rate." Under the regulations, interest is treated as payable at a "qualified variable rate" and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the Security does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Security. Generally, the stated redemption price at maturity of a Security (other than a Deferred Interest Bond or a Payment Lag Bond, as defined below) is its stated principal amount; the stated redemption price at maturity of a Deferred Interest Bond is the sum of all payments (regardless of how denominated) scheduled to be received on such Security under the Tax Prepayment Assumption (as defined below). Any payment of interest that is not a qualified stated interest payment is a "contingent interest payment." The related Prospectus Supplement will discuss whether the payments of interest on a Security are qualified stated interest payments and the treatment for federal income tax purposes of any contingent interest payments.

     DE MINIMIS ORIGINAL ISSUE DISCOUNT. Notwithstanding the general definition of original issue discount above, any OID with respect to a Security will be considered to be zero if such discount is less than 0.25% of the stated redemption price at maturity of the Security multiplied by its weighted average life (a "de minimis" amount). The weighted average life of a Security for this purpose is the sum of the following amounts (computed for each payment included in the stated redemption price at maturity of the Bond): (i) the number of complete years (rounded down for partial years) from the Closing Date until the date on which each such payment is scheduled to be made under the Tax Prepayment Assumption, multiplied by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the Security's stated redemption price at maturity. Securityholders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Security is held as a capital asset. However, accrual method holders may elect to accrue all interest on a Security, including de minimis OID and market discount and as adjusted by any premium, under a constant yield method.

     ACCRUAL OF ORIGINAL ISSUE DISCOUNT. The amount and rate of accrual of OID must be calculated based on a reasonable assumed prepayment rate for the Mortgage Loans, the mortgage loans underlying the Certificates and/or other Mortgage Collateral securing the Security (the "Tax Prepayment Assumption") and to prescribe a method for adjusting the amount and rate of accrual of such discount. However, if such mortgage loans prepay at a rate slower than the Tax Prepayment Assumption, no deduction for original issue discount previously accrued, based on the Tax

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

Prepayment Assumption, is allowed. The Tax Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. It is anticipated that the regulations will require that the Tax Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such Securities. The related Prospectus Supplement for each Series of Securities will specify the Tax Prepayment Assumption determined by the Issuer for the purposes of determining the amount and rate of accrual of original issue discount. No representation is made that the Mortgage Collateral will prepay at the Tax Prepayment Assumption or at any other rate.

     Generally, a Securityholder must include in gross income the sum of the "daily portions," as determined below, of the original issue discount that accrues on a Security for each day the Securityholder holds that Security, including the purchase date but excluding the disposition date. In the case of an original holder of a Security, a calculation will be made of the portion of the original issue discount that accrues during each successive period (or shorter period from date of original issue) (an "accrual period") that ends on the day in the calendar year corresponding to each of the Payment Dates on the Securities (or the date prior to each such date). This will be done, in the case of each full accrual period, by adding (A) the present value at the end of the accrual period of all remaining payments to be received (based on (i) the yield to maturity of the Security at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, and
(iii) the Tax Prepayment Assumption) and (B) any payments received during such accrual period, other than payments of qualified stated interest, and subtracting from that total the "adjusted issue price" of the Securities at the beginning of such accrual period. The adjusted issue price of a Security at the beginning of the initial accrual period is its issue price; the adjusted issue price of a Security at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to the accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID must be determined according to any reasonable method, provided that such method is consistent with the method used to determine yield on the class of Securities.

     With respect to any Security that is a Variable Rate Debt Instrument, the sum of the daily portions of original issue discount that is includible in the holder's gross income is determined under the same principles described above, with the following modifications: the yield to maturity on the Securities should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a Variable Rate Debt Instrument as a result of prepayments is uncertain, holders of such instruments should consult their own tax advisors regarding the appropriate treatment of such Securities for federal income tax purposes.

     Purchasers of Securities with the above key features for which the period between the Closing Date and the first Payment Date does not exceed the Payment Date Interval would nevertheless pay upon purchase of the Securities an additional amount of accrued interest as compared with the accrued interest that would be paid if interest accrued from Payment Date to Payment Date. This accrued interest (together with any accrued interest with respect to which the Securityholder chooses not to treat as an offset to interest paid on the first Payment Date, as described above) should be treated for federal income tax purposes as part of the initial purchase price of the Securities. Securities described in this paragraph issued or purchased at a discount would be treated as being issued or purchased at a smaller discount or at a premium, and such Securities issued or purchased at a premium would be treated as being issued or purchased at a larger premium.

     SUBSEQUENT PURCHASERS. A subsequent purchaser of a Deferred Interest Security or a subsequent purchaser of any other Security issued with OID who purchases the Security at a cost less than the remaining stated redemption price at maturity, will also be required to include in gross income for all days during his or her taxable year on which such Security is held, the sum of the daily portions of OID on the Security. In computing the daily portions of OID with respect to a Security for such a subsequent purchaser, however, the daily portion for any day shall be reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for

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

the Security exceeds its adjusted issue price (the "acquisition premium"), and the denominator of which is the amount by which the remaining stated redemption price at maturity exceeds the adjusted issue price.

PREMIUM

     A holder who purchases a Security at a cost greater than its stated redemption price at maturity generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Under applicable regulations, bond premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Securities of a Series will be calculated using the prepayment assumption used in pricing such Class. If a holder makes an election to amortize premium on a Security, such election will apply to all taxable debt instruments (including all REMIC and FASIT regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the Service. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT

     The Treasury Regulations permit a holder of a Security to elect to accrue all interest, discount (including de minimis market or OID) and premium in income as interest, based on a constant yield method for Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Security with market discount, the holder of the Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the Securities acquires during the year of the election or thereafter. Similarly, a holder of a Security that makes this election for a Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Security is irrevocable.

REALIZED LOSSES

     Securityholders generally are required to accrue interest and original issue discount with respect to the Securities without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Collateral until it can be established that any such reductions ultimately will not be recoverable. Although a Securityholder will eventually be entitled to recognize a loss or reduce income attributable to the Securities if distribution reductions are ultimately not recovered, the law is unclear with respect to the timing and the character thereof and mismatches may result that further compound the economic losses associated with reduced distributions on the Securities.

SALE OR REDEMPTION

     If a Security is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the Security. Such adjusted basis generally will equal the cost of the Security to the seller, increased by any OID and market discount included in the seller's gross income with respect to the Security and reduced by payments, other than payments of qualified stated interest, previously received by the seller and by any amortized premium. If a Securityholder is a bank, thrift or similar institution described in Section 582(c) of the Code, gain or loss realized on the sale or exchange of a Security will be taxable as ordinary income or loss. Any such gain or loss recognized by any other seller will be capital gain or loss, provided that the Security is held by the seller as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

MARKET DISCOUNT

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

     The Securities are subject to the market discount provisions of Code Sections 1276 through 1278. These rules provide that if a subsequent holder of a Security purchases it at a market discount, some or all of any principal payment or of any gain recognized upon the disposition of the Security will be taxable as ordinary interest income. Market discount on a Security means the excess, if any, of (1) the sum of its issue price and the aggregate amount of original issue discount includible in the gross income of all holders of the Security prior to the acquisition by the subsequent holder (presumably adjusted to reflect prior principal payments), over (2) the price paid by the holder for the Security. Market discount on a Security will be considered to be zero if such discount is less than .25% of the stated redemption price at maturity of such Security multiplied by its weighted average life, which presumably would be calculated in a manner similar to weighted average life (described above), taking into account distributions (including prepayments) prior to the date of acquisition of such Security by the subsequent purchaser. If market discount on a Security is treated as zero under this rule, the actual amount of such discount must be allocated to the remaining principal distributions on such Security and when each such distribution is made, gain equal to the discount allocated to such distribution will be recognized.

     Any principal payment (whether a scheduled payment or a prepayment) or any gain on the disposition of a market discount bond is to be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment or disposition. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the Securities is to be reduced by the amount so treated as ordinary income.

     The Code grants authority to the U.S. Treasury to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. The Service has issued a procedure under which the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or the daily ratable accrual basis. Under the constant yield to maturity method the Securityholder treats market discount as if it were OID. Under the daily ratable accrual method the Securityholder divides the market discount by the number of days from the holder's acquisition date of the Security until the stated maturity of the Security and accrues the daily portion of the market discount. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Securities) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID shall apply. Regulations are to provide similar rules for computing the accrual of amortizable bond premium on instruments payable in more than one principal installment. As an alternative to the inclusion of market discount in income on the foregoing basis, the holder may elect to include such market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter. In addition, accrual method holders may elect to accrue all interest on a Security, including de minimis OID and market discount and as adjusted by any premium, under a constant yield method.

     A subsequent holder of a Security who acquired the Security at a market discount also may be required to defer, until the maturity date of the Security or the earlier disposition of the Security in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the Security in excess of the aggregate amount of interest (including OID) includible in his or her gross income for the taxable year with respect to such Security. The amount of such net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the Security for the days during the taxable year on which the subsequent holder held the Security, and the amount of such deferred deduction to be taken into account in the taxable year in which the Security is disposed of in a transaction in which gain or loss is not recognized in whole or in part is limited to the amount of gain recognized on the disposition. This deferral rule does not apply to a holder that elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter.

     Because the regulations with respect to market discounts have not been issued, it is impossible to predict what effect those regulations when issued might have on the tax treatment of a Securities purchased at a discount in the secondary market.

WITHHOLDING WITH RESPECT TO CERTAIN FOREIGN INVESTORS

     Pursuant to Code Sections 871(h), 881(c), 1441(c)(9) and 1442(a), interest and OID income received with respect to the Securities by Securityholders who are nonresident alien individuals, foreign corporations or other non-United States persons unrelated to the Issuer ("foreign persons") generally will not be subject to the 30% withholding tax imposed by Code Sections 1441 and 1442 on certain income of foreign persons, provided the procedural requirements of Code
Section 871(h)(5) are met. The 30% withholding tax will apply, however, in certain situations where contingent interest is paid or the Service determines that withholding is required in order to prevent tax evasion by United States persons.

     If the 30% withholding tax is applicable, interest payments made to Securityholders who are foreign persons will be subject to withholding. In addition, a tax equal to 30% of the OID accrued with respect to such Security since the last payment of interest thereon will be withheld from each interest payment made to a foreign person. The Code provides, for purposes of determining the amount of OID subject to the withholding tax on foreign persons, that OID accrues at a constant interest rate pursuant to the rules applicable to United States persons described above, rather than on a straight-line basis as under previous law.

     Securityholders to whom withholding with respect to foreign persons applies also will be subject to a 30% tax on a portion of the gain, if any, recognized upon the payment by the Issuer of principal on a Security or upon the sale or exchange of a Security. Code Sections 871 and 881 provide, for purposes of determining the amount of OID subject to the withholding tax, that the 30% tax will apply to the amount of gain not in excess of the OID that accrued, on a constant interest basis, while the foreign person held the OID (reduced by the accrued OID on account of which the tax had already been withheld).

     The 30% withholding tax imposed on a foreign person is subject to reduction or elimination under applicable tax treaties and does not apply if the interest, OID or gain treated as ordinary income, as the case may be, is effectively connected with the conduct by such foreign person of a trade or business within the United States. Foreign persons who hold a Security should consult their tax advisors regarding their qualification for reduced rate of, or exemption from, withholding and the procedure for obtaining such a reduction or exemption.

BACKUP WITHHOLDING

     "Backup withholding" of tax at a rate of 31% in certain circumstances on "reportable payments," which include payments of principal, interest and OID (determined in any case as if the Securityholder were the original holder of the Security), but not market discount, on a Security and of the proceeds of the disposition of a Security. Persons subject to the requirement to backup withhold include, in certain circumstances, the Issuer, the paying agent of the Issuer, a person who collects a payment of interest or original issue discount as a custodian or nominee on behalf of the Securityholder, and a "broker" (as defined in applicable Treasury regulations) through which the Securityholder receives the proceeds of the retirement or other disposition of a Security. Backup withholding applies only if the Securityholder, among other things, (1) fails to furnish a social security number or other taxpayer identification number ("TIN") to the person subject to the requirement to backup withhold, (2) furnishes an incorrect TIN to such person, (3) fails to report properly interest or dividends or (4) under certain circumstances, fails to provide to such person a certified statement, signed under penalty of perjury, that the TIN furnished is the correct number and that such Securityholder is not subject to backup withholding.

     Backup withholding will not apply, however, with respect to certain payments made to Securityholders, including payments to certain exempt recipients (such as corporations and tax-exempt organizations) and to certain foreign persons. Securityholders should consult their tax advisors regarding their qualification for exemption from backup withholding and the procedure for obtaining such an exemption.

     Each Issuer will report to the Securityholders and the Service for each calendar year the amount of any "reportable payments" by the Issuer during such year and the amount of tax withheld, if any, with respect to payments on the Securities issued by it.

     DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.


                           STATE TAX CONSIDERATIONS

     In addition to the federal income tax considerations described above under "Federal Income Tax Considerations," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Securities. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various state tax consequences of an investment in the Securities.


                               LEGAL INVESTMENT

     The Prospectus Supplement for each Series of Securities will specify which, if any, of the Classes of Securities offered thereby will constitute "mortgage related securities" for purposes of SMMEA. Classes of Securities that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any of such entities with respect to "mortgage related securities," the Securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in Securities, or require the sale or other disposition of Securities, so long as such contractual commitment was made or such Securities were acquired prior to the enactment of such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related Securities, and national banks may purchase Securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C.
Section 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703) (whether or not the Class of Securities under consideration for purchase constitutes a "mortgage related security").

     All depository institutions considering an investment in the Securities (whether or not the Class of Securities under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement"), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities" that are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as Securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions that may restrict or prohibit investment in securities that are not "interest bearing" or "income paying."

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.


                                 ERISA MATTERS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and section 4975 of the Code impose certain restrictions on employee benefit plans subject to ERISA or plans or arrangements subject to Section 4975 of the Code ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made to be subject to the participation, vesting, and funding rules of ERISA), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code. Any Plan fiduciary that proposes to cause a Plan to acquire any of the Securities should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of the Securities. Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

PROHIBITED TRANSACTIONS

     GENERAL. Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on parties in interest that engage in non-exempt prohibited transactions.

     PLAN ASSET REGULATION. The United States Department of Labor ("Labor") has issued regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity.

     However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity (as described below) that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. The Plan Asset Regulation states that the underlying assets of an entity will not be considered "plan assets" if, immediately after the most recent acquisition of any equity in the entity, whether from the issuer or an underwriter, less than twenty-five (25%) percent of the value of each class of equity interest is held by "benefit plan investors," individual retirement accounts, and other employee plans not otherwise subject to ERISA (for example, government plans). If the Securities were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Issuer could be considered to hold plan assets by reason of a Plan's investment in the Securities. Such plan assets would include an undivided interest in any assets held by the Issuer. In such an event, the applicable Trustee and other persons, in providing services with respect to the Issuer's assets, may be parties in interest with respect to such Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of section 406 of ERISA, and section 4975 of the Code with respect to transactions involving the Issuer's assets.

     Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Assets Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, Labor has stated that this determination should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Assets Regulation, Labor declined to provide a precise definition of what features are equity features or the circumstances under which such features would be considered "substantial," noting that the question of whether a plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services. Labor has ruled that an interest in a Trust that holds a pool of mortgages and issues pass-through certificates is an equity interest and not an interest in indebtedness. Assuming that the Securities would be deemed equity interests in the Issuer, if no statutory, regulatory or administrative exemption applies, the Issuer could be considered to hold plan assets by reason of a Plan's investment in the Securities unless one of the exemptions discussed above is satisfied. Those exemptions potentially include Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding investments by insurance company pooled separate accounts, PTCE 91-38, regarding investments by bank collective investment funds, PTCE 84-14, regarding transactions effected by a "qualified professional asset manager," PTCE 95-60, regarding investments by insurance company general accounts, PTCE 96-23, regarding transactions effected by an "in-house asset manager" or PTCE 97-34, relating to REMIC and FASIT interests offered through the underwriters specified in that ruling. See the related Prospectus Supplement for a discussion of applicable exemptions from plan asset treatment.

     REVIEW BY PLAN FIDUCIARIES. Any Plan fiduciary considering whether to purchase any Securities on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Securities, a fiduciary of a Plan should make its own determination as to whether the Issuer, is a party in interest with respect to the Plan, the availability of the exemptive relief provided in the Plan Asset Regulations and the availability of any other prohibited transaction exemptions. The Prospectus Supplement for each Series of Securities will discuss the potential applicability of ERISA and section 4975 of the Code, the availability of exemptions therefrom and any limitations on investment in any Class of such Securities by Plans.


                                    RATINGS

     It is a condition to the issuance of Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest and in one of the two highest rating categories if such Securities are Certificates, by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

     Any such rating would be based on, among other things, the adequacy of the value of the Mortgage Collateral supporting a Series of Securities and any credit enhancement with respect to such Class and will reflect such Rating Agency's assessment solely of the likelihood that holders of a Class of Securities will receive payments to which such Securityholders are entitled under the related Securities. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Collateral will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Each security rating should be evaluated independently of any other security rating. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the applicable Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Mortgage Collateral supporting a Series of Securities or any credit enhancement with respect to a Series of Securities, such rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

     The amount, type and nature of credit enhancement, if any, established with respect to a Series of Securities will be determined on the basis of criteria established by each Rating Agency rating Classes of such Series of Securities. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Collateral. No assurance can be given that values of any mortgaged properties securing the Mortgage Loans supporting any Series of Securities, have remained or will remain at their levels on the respective dates of origination of the related mortgage loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Collateral supporting a particular Series of Securities and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the mortgaged properties securing the mortgage loans underlying any Certificates, as the case may be, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Collateral and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Mortgage Collateral securing a particular Series of Bonds. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more Classes of Securities.


                             PLAN OF DISTRIBUTION

     The Issuer may sell the Securities offered hereby either directly or through an underwriter or underwriters or through underwriting syndicates managed by an underwriter or underwriters. The Prospectus Supplement for each Series will set forth the terms of the offering of such Series and of each Class within such Series, including the name or names of the underwriters, the proceeds to and their use by the Issuer, and either the initial public offering price, the discounts and commissions to the underwriters and any discounts or concessions allowed or reallowed to certain dealers or the method by which the price at which the underwriters will sell the Securities will be determined.

     The Securities of a Series may be acquired by underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of any underwriters will be subject to certain conditions precedent, and such underwriters will be severally obligated to purchase all the Securities of a Series described in the related Prospectus Supplement, if any are purchased. If Securities of a Series are offered other than through underwriters, the related Prospectus Supplement will contain information regarding the nature of such offering and any agreements to be entered into between the Issuer and purchasers of Securities of such Series.

     The place and time of delivery for the Securities of a Series in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.


                                 LEGAL MATTERS

     The validity of the Securities and certain federal income tax and ERISA matters will be passed upon for the Issuer by Jeffers, Wilson, Shaff & Falk, LLP, Irvine, California.

                         INDEX OF CERTAIN DEFINITIONS

     Set forth below is a list of certain terms used in this Prospectus, together with the pages on which the terms are defined herein.

Account Deposit Date
Accretion Directed Class
Accrual period
Adjusted issue price
Advance
Agency Securities
Agreement
Agreements
Asset Conservation, Lender Liability and Deposit Insurance Protection Act of
1990
Assumed Reinvestment Rate
Audit Program for Mortgages
Available Funds
Backup withholding
Balloon payments
Bankruptcy Bond
Bankruptcy Code Commission
Basic Principal Payment
Belgian Banking Commission
Belgian Cooperative
Beneficial owner
Benefit plan investors
Bond Account
Bond and Distribution Accounts
Bond Distribution Amount
Bond Insurance Policy
Bond Issuer
Bond Owners
Bond Trustee
Bond Value
Bond Values
Bondholders
Bonds
Book-Entry Bonds
Book-Entry Registration
Book-Entry Securities
Broker
Buydown Fund
Buydown Loans
C Corporations
Capital Assets
Capitalized Interest Account
Cash Flow Bond Method
Cash Program
CEDEL
CEDEL Participants
CERCLA
Certificate Trustee
Certficateholders

Certificates
Class
Classes
Closed-End Loans
Closing Date
Code
Collateral
Collateral Group
Commission
Company
Component Securities
Condemnation Proceeds
Contingent interest payment
Controlling Class
Conventional Loans
Cooperative Housing Corporation
Cooperative Loans
Cooperatives
Corporate Trust Office
Credit Enhancement
Cross-Collateralization
Currency Swap Agreement
Current Report
Cut-off Date
Cut-off Date Principal Balance
Deferred Interest Bonds
Deferred Interest Class
Deferred Interest Securities
Definitive Bond
Definitive Securities
Deposit Trust Agreement
Depositor
Derivative Arrangements
Detailed Description
Disqualified Organization
Distribution Account
Distribution Account Deposit Date
Distribution Date
DTC
"Due-on-sale" clauses
Due Period
Early Termination
Eligible Account
Eligible Accounts
Eligible Corporations
Eligible Substitute Mortgage Loan
EPA
Equal Credit Opportunity Act
ERISA
Euroclear
Euroclear Operator
Euroclear Participants
European Depositaries

Event of Default
Excess itemized deductions
Excess Spread
Exchange Act
Fair Credit Billing Act
Fair Credit Reporting Act
FASIT
FASIT Provisions
Federal Income Tax Considerations
Federal Reserve System
FHA Loans
FHLMC
FHLMC Act
FHLMC Certificates
Final Mark-to-Market Regulations
Financial Intermediary
Fixed Rate Class
Fixed Rate Mortgage Loans
Floating Rate Bonds
Floating Rate Class
Floating Rate Securities
Floating Rate Mortgage Loans
FNMA
FNMA Certificates
Foreclosure/Repossession
Foreign persons
Form 8-K
Fund Assets
Funding Period
Garn-St Germain Act
General Attributes of Mortgage Loans
GNMA
GNMA Certificates
GNMA I Certificate
GNMA II Certificate
GNMA Issuer
Government Securities
Guaranteed Mortgage Pass-Through Certificates
Guarantees
Guarantor Program
Guaranty Agreement
High-risk mortgage securities
High-Yield Interest
Holder
Holders
Housing Act
Indenture
In-house asset manager
Insurance Proceeds
Interest Only Classes
Interest Rate Cap
Interest Rate Floor
Interest Rate Swap

Inverse Floating Rate Classes
IRS
Issuer
JMPS
L/C Bank
L/C Percentage
Labor
Letter of Credit
Liquidated Mortgage
Liquidation Proceeds
Loan-to-Value Ratios
Lockout periods
Luxembourg Monetary Institute
Market Discount
Market Service Agreement Mortgage Loan Purchase Agreement
Master Servicer
Master Servicing Agreement
Master Servicing Fee
Minimum Principal Payment Agreement
Miscellaneous itemized deductions
Moody's
Morgan
Mortgage-Backed Callable Securities
Mortgage Collateral
Mortgage Loan Acquisition
Mortgage Loan Agency Securities
Mortgage Loans
Mortgage Note
Mortgage Pool Insurance Policy
Mortgage Rate
Mortgage Related Securities
Mortgaged Property
Mortgagor
NCUA
New York State Banking Department
Non-Interest Weighted Securities
Objective rate
OID
OID Regulations
Optional Redemption
Original Issue Discount
Over-Collateralization
Owner Trustee
Partial Deferred Interest Class
Participants
Parties in interest
Pass-through interest holder
Pass-Through Securities
Payment Date
Payment Date Interval
Payment Lag Bond
Pay-through Securities
Permitted Assets

Permitted Investments
Plan
Plan Asset Regulation
Plan Assets
Plan of Distribution
Planned Principal Class
Plans
PMBS Agreement
PMBS Issuer
PMBS Servicer
PMBS Trustee Policy Statement
Policy Statement
Pool
Pool Insurer
Pooling and Servicing Agreement
Portfolio interest
Pre-Funded Amount
Pre-Funding Account
Pre-Funding Amount
Prepayment Assumption
Primary Mortgage Insurance Policy
Principal Balance
Principal Only Classes
Non-Agency Securities
Prohibited transaction
Prohibited transactions
Proposed Regulations
Prospectus
Prospectus Supplement
PS Agreement
PS Sponsor
PS Trustee
PTCE
Purchase Price
Qualified floating rate
Qualified REIT subsidiary
Rating Agency
Ratings
Ratio Strip Securities
RCRA
Record Date
Real Estate Settlement Procedures Act
Registration Statement
Regular Interest Security
Regular Interests
REIT
Relevant Depositary
Relief Act
REMIC
Remittance Date
Reportable payments
Reserve Account
Reserve Factors

Reserve Fund
Reserve Funds
Residual Interest Securities
Residual Interest Security
Retained Interest
Revolving Credit Line Loans
Rules
Securities
Securities Act
Securities Offered
Security Owners
Security Register
Securityholder
Seller
Senior Bondholders
Senior Bonds
Senior Securities
Senior Security holders
Senior Liens
Sequential Pay Class
Series
Service
Servicer
Servicers
Servicing Agreement
Servicing Default
Servicing Fee
Significant Value
SMMEA
Special Hazard Insurance Policies
Special Hazard Insurance Policy
Special Hazard Insurer
Special Redemption
Special Servicer
Special Servicing Agreement
Spread
Stand-by Master Servicer
Startup Day
Stated Maturity
Stripped bonds
Stripped coupons
Stripped Securities
Stripped Security
Subordinated Bondholders
Subordinated Bonds
Subordinated Securities
Subordinated Securityholders
Subordination
Substitute Collateral
Substitution of Mortgage Collateral
Subsequent Mortgage Collateral
Substitute Collateral
Successor Master Servicer

Support Classes

Surety Bonds
Swap Agreement
Targeted Principal Class
Tax Prepayment Assumption
Tenant-stockholder
Terms and Conditions
Thrift institutions
TIN
Title V
TMA
TMP
Trust Agreements
Trust Fund
Trust Fund Assets
Trustee
Truth-in-Lending Act
UCC
Underlying Loans
Underwriting Standards
Uniform Single Attestation Program for Mortgage Bankers
Use of Proceeds
VA Loans
Variable Rate Class
Variable Rate Debt Instrument
Window period
Window period
Window period states

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY, NOR AN OFFER OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                     ____________

                   TABLE OF CONTENTS

                                                      PAGE
                                                      ----
Prospectus Supplement.....................................
Incorporation of Certain Documents by Reference...........
Summary...................................................
Risk Factors..............................................
The Issuer................................................
Description of the Bonds..................................
Credit Enhancement........................................
Trust Fund Assets.........................................
Servicing of the Mortgage Loans...........................
Use of Proceeds...........................................
Federal Income Tax Considerations.........................
ERISA Matters.............................................
Method of Distribution....................................
Legal Matters.............................................
Ratings...................................................
Index of Defined Terms....................................

                      PROSPECTUS

Prospectus Supplement......................................
Available Information......................................
Incorporation of Certain Documents by Reference............
Summary....................................................
Risk Factors...............................................
Introduction...............................................
The Issuers................................................
Use of Proceeds............................................
Mortgage Loan Acquisition..................................
Description of the Bonds...................................
Trust Fund Assets..........................................
Credit Enhancement.........................................
Servicing of the Mortgage Loans............................
The Agreements.............................................
Certain Legal Aspects of Mortgage Loans....................
Federal Income Tax Considerations..........................
State Tax Considerations...................................
Legal Investment...........................................
ERISA Matters..............................................
Rating.....................................................
Plan of Distribution.......................................
Legal Matters..............................................
Index of Certain Definitions...............................




                     THORNBURG MORTGAGE
                     FUNDING CORPORATION
                         TRUST _____

                         19__-______



                       MORTGAGED BACKED
                          SECURITIES



             ------------------------------------

             ------------------------------------
                           PROSPECTUS



                          [UNDERWRITER]






                     ________, 1998

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.*


                  SEC Registration Fee...................... $14,750.00
                  Printing and Engraving Expenses...........  **
                  Accounting Fees and Expenses..............  **
                  Legal Fees and Expenses...................  **
                  Trustee Fees and Expenses.................  **
                  Blue Sky Fees and Expenses................  **
                  Rating Agency Fees........................  **
                  Miscellaneous.............................  **
                     Total..................................  **

----------

* All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of a Series of Bonds in an aggregate principal amount assumed for these purposes to
         be equal to [$       ] of Bonds registered hereby.

**       To be filed by amendment
ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or other such court shall deem proper. Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         The Certificate of Incorporation and Bylaws of the Company provide, in effect, that, to the extent and under the circumstances permitted by Section 145 of the General Corporation Law of Delaware, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding of the type described above by reason of the fact that he or she is or was a director, officer, employee or agent of the Company.

         The Underwriting Agreement for any Series of Bonds may provide that the Company and TMA will indemnify the related Underwriter or Underwriters against, or make contributions to such Underwriter or Underwriters with respect to, certain liabilities, including liabilities under the Securities Act of 1933.

Item 16.  Exhibits.

   1.1    Form of Underwriting Agreement.*

   4.1 Form of Indenture in substantially the form to be entered into between each Issuer and the Bond Trustee. 4.2 Form of Deposit Trust Agreement in substantially the form to be entered into between the Company and the Owner Trustee creating each Issuer.*

   4.3 Form of Master Servicing Agreement in substantially the form to be entered into among each Issuer, the Bond Trustee and each Master Servicer.*

   5.1 Opinion of Jeffers, Wilson, Shaff & Falk, LLP regarding legality material tax matters.*

  23.1    Consent of Jeffers, Wilson, Shaff & Falk, LLP (included in Exhibit
          5.1).*

  24.1    Power of Attorney (included on page II-4).

  25.1 Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939 for [____________________].*

          *    To be filed by amendment.
Item 17.  Undertakings.

         (a)   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (f) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

     (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

         (i)   The undersigned Registrant hereby undertakes that:

               (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(l) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

          (j) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Trust Indenture Act.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Fe, State of New Mexico, on September 30, 1998.

                                   THORNBURG MORTGAGE FUNDING CORPORATION


                                   By /s/ Larry A. Goldstone
                                     -----------------------
                                   Name: Larry A. Goldstone
                                   Title:President and Chief Operating Officer


                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Larry A. Goldstone, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as officers and directors of the Company and on the dates indicated.

         Signatures                        Title                   Date
         ----------                        -----                   ----

   /s/ LARRY A. GOLDSTONE            President, Chief        September 30, 1998
------------------------------       Operating Officer
       Larry A. Goldstone            and Director



  /s/ GARRETT THORNBURG              Director                September 30, 1998
  ------------------------------
      Garrett Thornburg


------------

EXHIBIT INDEX

   1.1    Form of Underwriting Agreement.*
   4.1 Form of Indenture in substantially the form to be entered into between each Issuer and the Bond Trustee.*
   4.2 Form of Trust Agreement in substantially the form to be entered into between Depositor and the Owner Trustee creating each Issuer.*
   4.3 Form of Master Servicing Agreement in substantially the form to be entered into among each Issuer, the Bond Trustee and each Master Servicer.*
   5.1 Opinion of Jeffers, Wilson, Shaff & Falk, LLP regarding legality and certain tax matters.*
  23.1    Consent of Jeffers, Wilson, Shaff & Falk, LLP (included in Exhibit
          5.1).*
  24.1    Power of Attorney (included on page II-4).
  25.1 Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939 for [_____________________].*
          * To be filed by amendment.